                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-7822
                                   ---------------------------------------------

                        AMERICAN CENTURY INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     4500 MAIN STREET, KANSAS CITY, MISSOURI                  64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:        03-31
                            ----------------------------------------------------

Date of reporting period:       03-31-2007
                            ----------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               March 31, 2007

[photo of spring]

Prime Money Market Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Prime Money Market Fund for the 12 months ended March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .  2
       U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .  2

PRIME MONEY MARKET FUND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of David MacEwen]

By David MacEwen, Chief Investment Officer, Fixed-Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended March 31, 2007. The bulk of the rally followed the Federal Reserve's (the Fed's) decision in August
2006 to stop raising short-term interest rates, its first pause after 17 increases from June 2004 to June 2006. The change in rate policy came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields.

TREASURY YIELD CURVE FELL, REMAINED FLAT

The Treasury yield curve (a graphic representation of bond yields at different maturities) was essentially "flat" at the start of the reporting period, when yields on two- and 10-year Treasurys were 4.82% and 4.85%, respectively.
Expectations of slower economic growth and Fed rate cuts at the short end of the curve helped bring yields down modestly across the curve. And despite some volatility during the period, the curve maintained its relatively flat shape, ending March 2007 with yields of 4.58% and 4.65% on two- and 10-year
Treasurys, respectively.

CORPORATES AND MBS OUTPACED TREASURYS AND TIPS

Corporate bonds generally delivered the strongest results of the period as moderate economic growth, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities.
Mortgage-backed securities (MBS) also outperformed the broad market.
Meanwhile, Treasury securities lagged as yield-seeking investors looked elsewhere in the market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2007

TREASURY SECURITIES
3-Month Bill                                               5.10%
2-Year Note                                                4.97%
5-Year Note                                                5.60%
10-Year Note                                               5.82%
30-Year Bond                                               5.39%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                      11.58%
Corporate (investment-grade)                               7.10%
Fixed-Rate Mortgage-Backed                                 6.94%
Aggregate (multi-sector)                                   6.59%
Agency                                                     6.14%
Treasury                                                   5.87%
Treasury Inflation-Protected (TIPS)                        5.30%

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2

PERFORMANCE
Prime Money Market

Total Returns as of March 31, 2007
                                                              Average Annual Returns
                                                                                    Since         Inception
                                        1 year         5 years      10 years      Inception         Date

INVESTOR CLASS                         4.83%(1)         2.20%        3.51%          3.89%         11/17/93

90-DAY U.S. TREASURY BILL INDEX          4.83%          2.51%        3.58%        3.93%(2)           --

LIPPER MONEY MARKET INSTRUMENT
FUNDS AVERAGE RETURN(3)                  4.43%          1.90%        3.24%        3.66%(2)           --

Fund's Lipper Ranking among Money
Market Instrument Funds(3)             59 of 340      62 of 293    42 of 185    26 of 124(2)         --

Advisor Class                          4.58%(1)       1.95%(1)         --           2.96%          8/28/98

A Class(1)                               4.58%           --            --           2.17%          1/31/03

B Class(1)                                                                                         1/31/03
 No sales charge*                        3.80%           --            --           1.61%
 With sales charge*                     -0.20%           --            --           1.15%

C Class(1)                               4.06%           --            --           1.55%          5/7/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (Please see the Share Class Information page for more about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees or its distribution and service fees, as applicable.

(2) Since 11/30/93, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

Prime Money Market

Portfolio Composition by Credit Rating
                                       % of fund                 % of fund
                                   investments as of         investments as of
                                        3/31/07                   9/30/06

A-1+                                      72%                       71%
A-1                                       28%                       29%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Portfolio Composition by Maturity
                                       % of fund                 % of fund
                                   investments as of         investments as of
                                        3/31/07                   9/30/06

1-30 days                                 56%                       49%
31-90 days                                32%                       35%
91-180 days                               9%                        13%
More than 180 days                        3%                         3%

Yields and Weighted Average Maturity

7-DAY CURRENT YIELD* AS OF MARCH 31, 2007
Investor Class                                                     4.86%
Advisor Class                                                      4.61%
A Class                                                            4.61%
B Class                                                            3.84%
C Class                                                            4.12%

7-DAY EFFECTIVE YIELD* AS OF MARCH 31, 2007
Investor Class                                                     4.98%
Advisor Class                                                      4.72%
A Class                                                            4.72%
B Class                                                            3.91%
C Class                                                            4.20%

                                                           3/31/07       9/30/06
Weighted Average Maturity                                  43 days       51 days

*The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

------
4

PORTFOLIO COMMENTARY
Prime Money Market

Portfolio Managers: Denise Latchford and Steven Permut

PERFORMANCE SUMMARY

Prime Money Market returned 4.83%* for the 12 months ended March 31, 2007, outperforming the 4.43% average return of the 340 funds in Lipper Inc.'s money market funds category. The portfolio's 12-month return ranked in the top 20%
of the Lipper category, and its longer-term performance rankings were also favorable (see page 3).

MONEY MARKET RATES HELD STEADY

Money market rates rose modestly during the reporting period, with virtually all of the increase occurring in the first few months of the period. The
Federal Reserve (the Fed) raised short-term interest rates in May and June
2006, the final two in a series of 17 rate hikes in a two-year period. Since then, the Fed has held its federal funds rate target steady at 5.25%--its highest level in six years--as U.S. economic growth cooled off.

The three-month Treasury bill yield--a common benchmark for money market rates--tracked the federal funds rate during the reporting period. The three-month T-bill yield rose from 4.63% at the beginning of the period to
5.01% by the end of June 2006, then fluctuated in a narrow range for the next nine months, finishing the period at 5.04%.

PORTFOLIO STRATEGY

Prime Money Market's seven-day current yield increased from 4.22% to 4.86%
during the reporting period. The portfolio's yield peaked at 4.90%, its highest point since March 2001.

Early in the period, we positioned the portfolio with a relatively short average maturity of 40-45 days, which allowed its yield to reflect the Fed's rate hikes more quickly. We shifted to a longer average maturity in the fall of 2006, extending out to 50-60 days when it became clear that any more Fed rate changes might be on hold indefinitely. More recently, however, we shortened the average maturity back down to 40-45 days, taking advantage of the inverted yield relationship in the money market. Increased issuance of shorter-term securities (maturing in three months or less) caused them to have higher yields than longer-term securities (maturing in six months to a year).

From a sector perspective, we modestly reduced our position in commercial paper from 54% to 46% of the portfolio. We increased our holdings of floating-rate corporate notes, many of which have yields that are higher than prevailing commercial paper rates. In addition, we added a small position in bank-issued floating-rate notes that are tied directly to the federal funds rate target and reset their rates daily. These securities provide some measure of protection from fluctuating Fed policy expectations while allowing the portfolio to participate in any upward moves immediately.

STARTING POINT FOR NEXT REPORTING PERIOD

Based on federal funds rate futures, the market expects the Fed to cut short-term interest rates before the end of this year, possibly as early as
August. In its most recent policy statement, the Fed toned down language from previous statements regarding the threat of inflation, but Fed officials reiterated that inflation remains their primary concern. Consequently, inflation readings in the coming months will likely dictate the Fed's next course of action.

*All fund returns, rankings, and yields referenced in this commentary are for
Investor Class shares. Class returns would have been lower had management fees not been waived.

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5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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6

Prime Money Market Shareholder Fee Example
                                                                    Expenses Paid During
                          Beginning Account      Ending Account      Period(1) 10/1/06 -       Annualized
                            Value 10/1/06        Value 3/31/07             3/31/07          Expense Ratio(1)
ACTUAL
Investor Class (after
waiver)(2)                      $1,000             $1,024.30                $2.73                0.54%
Investor Class (before
waiver)                         $1,000            $1,024.30(3)              $2.98                0.59%
Advisor Class (after
waiver)(2)                      $1,000             $1,023.10                $3.98                0.79%
Advisor Class (before
waiver)                         $1,000            $1,023.10(3)              $4.24                0.84%
A Class (after
waiver)(2)                      $1,000             $1,023.10                $3.98                0.79%
A Class (before waiver)         $1,000            $1,023.10(3)              $4.24                0.84%
B Class (after
waiver)(2)                      $1,000             $1,019.30                $7.75                1.54%
B Class (before waiver)         $1,000            $1,019.30(3)              $8.00                1.59%
C Class (after
waiver)(2)                      $1,000             $1,020.50                $6.50                1.29%
C Class (before waiver)         $1,000            $1,020.50(3)              $6.75                1.34%
HYPOTHETICAL
Investor Class (after
waiver)(2)                      $1,000             $1,022.24                $2.72                0.54%
Investor Class (before
waiver)                         $1,000             $1,021.99                $2.97                0.59%
Advisor Class (after
waiver)(2)                      $1,000             $1,020.99                $3.98                0.79%
Advisor Class (before
waiver)                         $1,000             $1,020.74                $4.23                0.84%
A Class (after
waiver)(2)                      $1,000             $1,020.99                $3.98                0.79%
A Class (before waiver)         $1,000             $1,020.74                $4.23                0.84%
B Class (after
waiver)(2)                      $1,000             $1,017.25                $7.75                1.54%
B Class (before waiver)         $1,000             $1,017.00                $8.00                1.59%
C Class (after
waiver)(2)                      $1,000             $1,018.50                $6.49                1.29%
C Class (before waiver)         $1,000             $1,018.25                $6.74                1.34%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended March 31, 2007, the class received a partial waiver of its management fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

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7

SCHEDULE OF INVESTMENTS
Prime Money Market

MARCH 31, 2007

Principal Amount                                                                                        Value

Commercial Paper(1) -- 46.1%

        $10,000,000  American Family Financial Services, 5.25%, 8/17/07                           $ 9,798,750
          5,000,000  Amsterdam Funding Corp., 5.25%, 4/2/07 (Acquired 2/20/07, Cost
                     $4,970,104)(2)                                                                 4,999,271
         10,000,000  Amsterdam Funding Corp., 5.19%, 4/4/07 (Acquired 10/11/06, Cost
                     $9,754,917)(2)                                                                 9,995,676
         30,000,000  Amsterdam Funding Corp., 5.19%, 5/25/07 (Acquired 11/7/06, Cost
                     $29,139,325)(2)                                                               29,766,450
         50,000,000  Australia & New Zealand Banking Group Ltd., 5.21%, 6/18/07
                     (Acquired 1/18/07, Cost $48,907,347)(2)                                       49,435,583
         20,000,000  Bank of America Corp., 5.18%, 4/4/07                                          19,991,375
          5,000,000  Cedar Springs Capital Co., 5.25%, 5/16/07 (Acquired 2/27/07, Cost
                     $4,943,125)(2)                                                                 4,967,188
         17,000,000  Cedar Springs Capital Co., 5.23%, 6/7/07 (Acquired 3/7/07, Cost
                     $16,772,786)(2)                                                               16,834,529
         42,500,000  Cedar Springs Capital Co., 5.25%, 6/13/07 (Acquired 3/12/07 -
                     3/14/07, Cost $41,929,439)(2)                                                 42,047,790
         29,000,000  Citibank Credit Card Issuance Trust, 5.24%, 6/14/07 (Acquired
                     3/19/07, Cost $28,632,763)(2)                                                 28,687,638
         15,000,000  Cobbler Funding Ltd./ Cobbler Funding LLC, 5.24%, 6/15/07
                     (Acquired 3/13/07, Cost $14,799,133)(2)                                       14,836,250
         40,000,000  CRC Funding LLC, 5.25%, 4/16/07 (Acquired 2/21/07, Cost
                     $39,685,000)(2)                                                               39,912,500
         17,500,000  CRC Funding LLC, 5.25%, 4/18/07 (Acquired 2/21/07, Cost
                     $17,357,083)(2)                                                               17,456,614
          5,200,000  CRC Funding LLC, 5.25%, 4/26/07 (Acquired 2/23/07, Cost
                     $5,152,983)(2)                                                                 5,181,042
         25,000,000  Credit Suisse First Boston, 5.25%, 4/12/07 (Acquired 2/12/07,
                     Cost $24,784,896)(2)                                                          24,959,896
         32,000,000  Crown Point Capital Co., 5.24%, 4/16/07 (Acquired 1/17/07, Cost
                     $31,585,458)(2)                                                               31,930,134
          8,500,000  Crown Point Capital Co., 5.21%, 4/17/07 (Acquired 10/20/06, Cost
                     $8,279,805)(2)                                                                 8,480,318

Principal Amount                                                                                        Value

        $ 4,000,000  Crown Point Capital Co., 5.26%, 4/18/07 (Acquired 3/20/07, Cost
                     $3,983,051)(2)                                                               $ 3,990,064
         10,276,000  Crown Point Capital Co., 5.27%, 4/19/07 (Acquired 3/20/07, Cost
                     $10,230,871)(2)                                                               10,248,923
          6,000,000  Danske Corporation, 5.21%, 4/10/07 (Acquired 11/6/06, Cost
                     $5,865,408)(2)                                                                 5,992,185
          7,000,000  Emerald Notes of the BA Credit Card Trust, 5.25%, 5/3/07
                     (Acquired 2/5/07, Cost $6,911,188)(2)                                          6,967,333
         36,000,000  Emerald Notes of the BA Credit Card Trust, 5.26%, 5/8/07
                     (Acquired 2/26/07, Cost $35,626,540)(2)                                       35,805,380
          5,000,000  Emerald Notes of the BA Credit Card Trust, 5.25%, 5/14/07
                     (Acquired 2/16/07, Cost $4,936,563)(2)                                         4,968,646
         14,000,000  Emerald Notes of the BA Credit Card Trust, 5.25%, 5/17/07
                     (Acquired 2/20/07, Cost $13,824,417)(2)                                       13,906,083
         38,000,000  Fortis Funding LLC, 5.19%, 8/6/07 (Acquired 2/6/07, Cost
                     $37,008,422)(2)                                                               37,304,251
         12,500,000  Govco Incorporated, 5.24%, 4/12/07 (Acquired 1/16/07, Cost
                     $12,343,528)(2)                                                               12,479,986
         11,000,000  HBOS Treasury Services plc, 5.24%, 5/3/07                                     10,948,764
         13,500,000  IXIS, 5.25%, 5/22/07 (Acquired 3/19/07, Cost $13,374,000)(2)                  13,399,594
         15,000,000  Legacy Capital LLC, 5.30%, 4/10/07 (Acquired 3/15/07, Cost
                     $14,944,792)(2)                                                               14,980,125
         30,000,000  Legacy Capital LLC, 5.26%, 4/12/07 (Acquired 3/9/07, Cost
                     $29,850,967)(2)                                                               29,951,783
         15,000,000  Legacy Capital LLC, 5.20%, 7/6/07 (Acquired 1/12/07, Cost
                     $14,620,833)(2)                                                               14,792,000
          8,863,000  Lexington Parker Capital, 5.21%, 4/4/07 (Acquired 10/18/06, Cost
                     $8,647,511)(2)                                                                 8,859,151
            800,000  Lexington Parker Capital, 5.34%, 4/16/07 (Acquired 3/30/07, Cost
                     $797,983)(2)                                                                     798,220
         14,000,000  Lexington Parker Capital, 5.25%, 5/14/07 (Acquired 2/14/07, Cost
                     $13,818,465)(2)                                                               13,912,292

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8

Prime Money Market
Principal Amount                                                                                        Value

        $ 8,000,000  Lexington Parker Capital, 5.23%, 6/18/07 (Acquired 3/16/07, Cost
                     $7,890,751)(2)                                                               $ 7,909,347
         12,000,000  Morgan Stanley, 5.24%, 4/5/07                                                 11,993,014
         14,186,000  Nieuw Amsterdam Receivables Corporation, 5.24%, 4/16/07 (Acquired
                     1/17/07, Cost $14,002,228)(2)                                                 14,155,027
         53,000,000  Nieuw Amsterdam Receivables Corporation, 5.25%, 4/23/07 (Acquired
                     1/23/07 - 3/19/07, Cost $52,449,188)(2)                                       52,829,897
         14,800,000  Old Line Funding Corp., 5.26%, 4/3/07 (Acquired 2/26/07, Cost
                     $14,722,152)(2)                                                               14,795,675
         16,455,000  Old Line Funding Corp., 5.26%, 4/5/07 (Acquired 2/23/07, Cost
                     $16,356,425)(2)                                                               16,445,383
         15,225,000  Paradigm Funding LLC, 5.26%, 4/5/07 (Acquired 2/26/07, Cost
                     $15,140,467)(2)                                                               15,216,102
          1,847,000  Paradigm Funding LLC, 5.33%, 4/13/07 (Acquired 3/30/07, Cost
                     $1,843,172)(2)                                                                 1,843,719
          2,765,000  Paradigm Funding LLC, 5.33%, 4/17/07 (Acquired 3/30/07, Cost
                     $2,757,631)(2)                                                                 2,758,450
         12,000,000  Paradigm Funding LLC, 5.26%, 4/20/07 (Acquired 3/2/07, Cost
                     $11,914,087)(2)                                                               11,966,687
          2,200,000  Paradigm Funding LLC, 5.30%, 5/9/07 (Acquired 3/30/07, Cost
                     $2,187,044)(2)                                                                 2,187,692
         30,000,000  Paradigm Funding LLC, 5.19%, 8/27/07 (Acquired 2/23/07, Cost
                     $29,199,875)(2)                                                               29,359,899
         15,000,000  Ranger Funding Co. LLC, 5.26%, 4/17/07 (Acquired 3/2/07, Cost
                     $14,899,183)(2)                                                               14,964,933
          3,781,000  Ranger Funding Co. LLC, 5.29%, 5/10/07 (Acquired 3/30/07, Cost
                     $3,758,221)(2)                                                                 3,759,332
         20,000,000  Stadshypotek Deleware, Inc., 5.24%, 4/20/07 (Acquired 3/5/07,
                     Cost $19,866,089)(2)                                                          19,944,689
         65,000,000  Toronto Dominion Bank (New York), VRN, 5.32%, 4/2/07, resets
                     daily off the Federal Funds Target Rate with no caps                          65,000,000
         50,000,000  Toyota Motor Credit Corp., 5.22%, 5/18/07                                     49,659,250
         15,000,000  UBS Finance LLC, 5.18%, 7/17/07                                               14,769,057

Principal Amount                                                                                        Value

        $14,000,000  Variable Funding Capital Co. LLC, VRN, 5.28%, 4/23/07, resets monthly off the 1-month LIBOR minus 0.04% with no caps (Acquired
                     2/23/07, Cost $14,000,000)(2)                                               $ 14,000,000
          5,470,000  Westpac Banking Corp., 5.22%, 6/13/07 (Acquired 2/16/07, Cost
                     $5,377,201)(2)                                                                 5,412,100
         13,000,000  Westpac Banking Corp., 5.20%, 8/7/07 (Acquired 2/7/07, Cost
                     $12,660,122)(2)                                                               12,759,645
         38,000,000  Windmill Funding Corp., 5.25%, 4/11/07 (Acquired 3/5/07, Cost
                     $37,794,958)(2)                                                               37,944,583
         30,000,000  Yorktown Capital LLC, 5.24%, 5/2/07 (Acquired 2/1/07, Cost
                     $29,607,000)(2)                                                               29,864,634
                                                                                               --------------
TOTAL COMMERCIAL PAPER                                                                          1,048,124,899
                                                                                               --------------

Corporate Bonds -- 23.6%

          3,135,000  A&M Hospital Convention Center, VRN, 5.37%, 4/5/07 (LOC: Columbus
                     Bank & Trust)                                                                  3,135,000
          1,250,000  A&M Hospitalities LLC, VRN, 5.37%, 4/5/07 (LOC: Columbus Bank &
                     Trust)                                                                         1,250,000
          5,500,000  AIK Partners LLC, VRN, 5.32%, 4/5/07 (LOC: Wachovia Bank N.A.)                 5,500,000
         46,000,000  Berkshire Hathaway Finance Corp., VRN, 5.41%, 4/11/07, resets
                     quarterly off the 3-month LIBOR plus 0.05% with no caps                       46,036,156
         13,450,000  Berkshire Hathaway Finance Corp., 3.40%, 7/2/07                               13,377,375
         55,000,000  Calyon New York, VRN, 5.30%, 6/7/07, resets quarterly off the
                     Federal Funds Target Rate plus 0.05% with no caps                             55,000,000
          5,775,000  Capital Markets Access Co. LLC, VRN, 5.39%, 4/5/07                             5,775,000
          1,930,000  Capital Markets Access Co. LLC, VRN, 5.39%, 4/5/07                             1,930,000
            910,000  Capital Markets Access Co. LLC, VRN, 5.39%, 4/5/07                               910,000
          4,295,000  Chaffee Point Hospitalities LLC, VRN, 5.37%, 4/5/07 (LOC:
                     Columbus Bank & Trust)                                                         4,295,000
         13,170,000  Cityscape SCP LLC, VRN, 5.32%, 4/5/07 (LOC: Columbus Bank & Trust)            13,170,000

------
9

Prime Money Market
Principal Amount                                                                                        Value

        $ 2,295,000  Coastal Area Stores Inc./ Tattnall Foods Inc., VRN, 5.37%, 4/5/07
                     (LOC: Columbus Bank & Trust)                                                 $ 2,295,000
          4,025,000  Colorado Natural Gas Inc., VRN, 5.36%, 4/5/07                                  4,025,000
          3,550,000  Colorado Natural Gas Inc., VRN, 5.36%, 4/5/07 (LOC: Harris Trust
                     & Savings Bank)                                                                3,550,000
          3,275,000  Delos LLC, VRN, 5.37%, 4/2/07                                                  3,275,000
          8,245,000  Fiore Capital LLC, VRN, 5.32%, 4/5/07                                          8,245,000
         22,000,000  Florida Hurricane Catastrophe Fund, Series 2006 B, VRN, 5.33%,
                     4/16/07, resets monthly off the 1-month LIBOR plus 0.01% with no
                     caps                                                                          22,000,000
          2,000,000  Freehold Young Men's Christian Association (The), VRN, 5.32%,
                     4/5/07 (LOC: Wachovia Bank N.A.)                                               2,000,000
         11,165,000  General Electric Capital Corp., VRN, 5.41%, 6/22/07, resets
                     quarterly off the 3-month LIBOR plus 0.06% with no caps                       11,167,465
         21,000,000  Gwinnett Instructional LLC, VRN, 5.32%, 4/5/07 (LOC: Allied Irish
                     Bank plc)                                                                     21,000,000
          1,505,000  Herman & Kittle Capital LLC, VRN, 5.37%, 4/5/07 (LOC: FHLB)                    1,505,000
         23,655,000  KMS Fed Ex L.P., VRN, 5.52%, 4/2/07 (LOC: Union Bank of
                     California)                                                                   23,655,000
          7,100,000  Mullenix-St Charles Properties LP, VRN, 5.32%, 4/5/07 (LOC:
                     Wachovia Bank N.A.)                                                            7,100,000
         33,000,000  Natixis, VRN, 5.41%, 4/2/07, resets daily off the Federal Funds
                     Target Rate plus 0.16% with no caps                                           33,000,000
         20,000,000  Natixis, VRN, 5.41%, 4/2/07, resets daily off the Federal Funds
                     Target Rate plus 0.16% with no caps                                           20,000,000
          5,300,000  Oklahoma Christian University Inc., VRN, 5.37%, 4/5/07 (LOC: FHLB)             5,300,000
         10,280,000  OSS Realty Co., VRN, 5.41%, 4/5/07 (LOC: SunTrust Bank)                       10,280,000
          5,450,000  Roman Catholic Bishop of San Jose, VRN, 5.32%, 4/5/07 (LOC:
                     Allied Irish Bank plc)                                                         5,450,000

Principal Amount                                                                                        Value

        $25,000,000  Royal Bank of Scotland Group plc, VRN, 5.35%, 6/21/07, resets quarterly off the 3-month LIBOR with no caps (Acquired 1/8/07,
                     Cost $25,012,625)(2)                                                        $ 25,009,689
          7,500,000  Salvation Army, Series 2003 A, VRN, 5.32%, 4/5/07 (LOC: Bank of
                     New York)                                                                      7,500,000
          8,000,000  Salvation Army, Series 2004 A, VRN, 5.32%, 4/5/07 (LOC: Bank of
                     New York)                                                                      8,000,000
         15,700,000  Signal International LLC/Signal International L.P., VRN, 5.32%,
                     4/5/07 (LOC: General Electric Capital Corporation) (Acquired
                     12/29/05, Cost $15,700,000)(2)                                                15,700,000
          7,000,000  Southwest Georgia Oil Co. Inc., VRN, 5.37%, 4/5/07                             7,000,000
          2,695,000  Stephens & Stephens XII, LLC, VRN, 5.38%, 4/4/07                               2,695,000
         25,000,000  Toyota Motor Credit Corp., VRN, 5.39%, 4/3/07, resets weekly off
                     the 3-month T-Bill plus 0.32% with no caps                                    25,000,000
         10,000,000  Toyota Motor Credit Corp., VRN, 5.39%, 4/3/07, resets weekly off
                     the 3-month T-Bill plus 0.32% with no caps                                    10,000,000
         41,000,000  Travelers Insurance Co. Group, VRN, 5.42%, 5/7/07, resets quarterly off the 3-month LIBOR plus 0.06% with no caps (Acquired
                     8/7/03, Cost $41,000,000)(2)                                                  41,000,000
         20,000,000  UBS AG, 5.40%, 11/28/07                                                       20,000,000
         30,000,000  Wal-Mart Stores, Inc., 5.88%, 6/1/07                                          30,025,409
         10,790,000  Woodgrain Millwork, VRN, 5.35%, 4/5/07 (LOC: General Electric
                     Capital Corporation)                                                          10,790,000
                                                                                               --------------
TOTAL CORPORATE BONDS                                                                             536,946,094
                                                                                               --------------

Municipal Securities -- 17.3%

          4,380,000  Babylon Industrial Development Agency Rev., Series 2004 A,
                     (Topiderm Inc.), VRDN, 5.35%, 4/5/07 (LOC: Citibank N.A.)                      4,380,000
          5,255,000  Calexico Unified School District COP, (Refinancing Project),
                     VRDN, 5.35%, 4/5/07 (XLCA) (SBBPA: Wachovia Bank N.A.)                         5,255,000

------
10

Prime Money Market
Principal Amount                                                                                        Value

        $ 8,160,000  California Educational Facilities Auth. Rev., Series 2005 B,
                     (University La Verne), VRDN, 5.46%, 4/5/07 (LOC: Allied Irish
                     Bank plc)                                                                    $ 8,160,000
         12,350,000  California Statewide Communities Development Auth. Rev., Series
                     2002 B, (Biola University), VRDN, 5.35%, 4/5/07 (LOC: BNP Paribas)            12,350,000
         35,000,000  Catholic Health Initiatives Rev., Series 2007 B, 5.37%, 6/5/07                35,000,000
          5,420,000  City of Fairfield Rev., Series 2005 A, VRDN, 5.32%, 4/5/07 (LOC:
                     Landesbank Hessen-Thuringen Girozentrale)                                      5,420,000
         38,000,000  City of Portland GO, (Taxable Pension), VRDN, 5.32%, 4/4/07
                     (SBBPA: Landesbank Hessen-Thuringen Girozentrale)                             37,999,627
          3,265,000  Columbus Development Auth. Rev., (Woodmont Properties LLC), VRDN,
                     5.37%, 4/5/07 (LOC: Columbus Bank & Trust)                                     3,265,000
         19,665,000  Concordia College Rev., VRDN, 5.32%, 4/2/07 (LOC: Bank of America
                     N.A.)                                                                         19,665,000
         20,000,000  Cook County GO, Series 2005 D, (Public Improvements), VRDN,
                     5.34%, 4/4/07 (SBBPA: Depfa Bank plc)                                         20,000,000
          2,715,000  El Monte COP, Series 2003 B, (Community Improvement), VRDN,
                     5.37%, 4/5/07 (LOC: California State Teacher's Retirement System
                     and Union Bank of California N.A.)                                             2,715,000
          6,905,000  Gadsden Alabama Airport Auth. Rev., VRDN, 5.32%, 4/5/07 (LOC:
                     Southtrust Bank N.A.)                                                          6,905,000
          7,670,000  Georgia Municipal Gas Auth. Rev., (National Gas Utility
                     Improvements), VRDN, 5.35%, 4/5/07 (LOC: Wachovia Bank N.A. and
                     JPMorgan Chase Bank)                                                           7,670,000
         15,000,000  Groton City GO, Series 2007 B, 6.00%, 10/10/07                                15,045,862
          5,750,000  JJB Properties LLC Rev., (Rental Property), VRDN, 5.32%, 4/5/07
                     (LOC: Arvest Bank and FHLB)                                                    5,750,000

Principal Amount                                                                                        Value

        $ 1,400,000  Las Cruces Industrial Rev., (F&A Dairy Products), VRDN, 5.40%,
                     6/1/07 (LOC: Wells Fargo Bank N.A.)                                          $ 1,400,000
          2,880,000  Long Beach Rev., Series 2004 A, (Towne Center Site), VRDN, 5.38%,
                     4/5/07 (LOC: Allied Irish Bank plc)                                            2,880,000
         21,250,000  Louisiana State Agriculture Finance Auth. Rev., (Lacassine Syrup
                     Mill), VRDN, 5.36%, 4/5/07 (LOC: AmSouth Bank)                                21,250,000
          8,200,000  Lower Colorado River Auth. Rev., 5.30%, 7/3/07                                 8,200,000
          6,400,000  Mississippi Business Finance Corp. Rev., (Medical Development
                     Properties), VRDN, 5.32%, 4/5/07 (LOC: BancorpSouth Bank and FHLB)             6,400,000
         11,000,000  Mississippi Business Finance Corp. Rev., (Skyline Steel Pipe),
                     VRDN, 5.32%, 4/5/07 (LOC: Fortis Bank SA N.V.)                                11,000,000
          7,500,000  Mississippi Business Finance Corp. Rev., Series 2005, (Future
                     Pipe Industries, Inc.), VRDN, 5.32%, 4/5/07 (LOC: Mashreqbank and
                     Bank of New York)                                                              7,500,000
          5,000,000  Mississippi Business Finance Corp. Rev., Series 2006 R-1, (Brown
                     Bottling Group, Inc.), VRDN, 5.32%, 4/5/07 (LOC: Trustmark
                     National Bank and FHLB)                                                        5,000,000
         10,000,000  Mississippi Business Finance Corporation Industrial Development
                     Rev., (VC Regional Assembly), VRDN, 5.40%, 4/4/07 (LOC: JPMorgan
                     Chase Bank)                                                                   10,000,000
         19,280,000  New Orleans Rev., VRDN, 5.32%, 4/5/07 (Ambac) (SBBPA: Bank One
                     Louisiana)                                                                    19,280,000
         24,000,000  North Texas Higher Education Auth., Inc. Student Loan Rev.,
                     Series 2006 D, VRDN, 5.32%, 4/4/07 (Ambac/Guaranteed Student
                     Loans) (SBBPA: Lloyds TSB Bank plc)                                           24,000,000
          1,200,000  Olathe Industrial Rev., (Zschoche Family), VRDN, 5.37%, 4/5/07
                     (LOC: U.S. Bank N.A.)                                                          1,200,000

------
11

Prime Money Market
Principal Amount                                                                                        Value

        $ 5,000,000  Omaha Special Obligation Rev., (Riverfront Redevelopment), VRDN,
                     5.37%, 4/4/07 (Ambac) (SBBPA: Dexia Credit Local)                            $ 5,000,000
          9,900,000  Pasadena COP, (Los Robles Avenue Parking Facilities), VRDN,
                     5.32%, 4/3/07 (LOC: Bank of New York and California State
                     Teacher's Retirement System)                                                   9,900,000
         20,000,000  Pennsylvania Housing Finance Agency Single Family Mortgage Rev.,
                     Series 2007-97D, VRDN, 5.32%, 4/4/07 (SBBPA: Dexia Credit Local)              20,000,000
          1,130,000  Plymouth Rev., (Carlson Center), VRDN, 5.37%, 4/5/07 (LOC: U.S.
                     Bank N.A.)                                                                     1,130,000
          9,990,000  Putnam County Industrial Development Agency Rev., (Sincerity
                     Facility LLC), VRDN, 5.32%, 4/5/07 (LOC: Bank of New York)                     9,990,000
          5,700,000  Roman Catholic Diocese of Raleigh Rev., Series 2002 A, VRDN,
                     5.37%, 4/5/07 (LOC: Bank of America N.A.)                                      5,700,000
          4,850,000  Santa Rosa Pension Obligation Rev., Series 2003 A, VRDN, 5.32%,
                     4/5/07 (LOC: Landesbank Hessen-Thuringen Girozentrale)                         4,850,000
          6,961,331  Savannah College of Art & Design Inc. Rev., Series 2004 BD, VRDN,
                     5.35%, 4/5/07 (LOC: Bank of America N.A.)                                      6,961,330
         11,335,000  Southeast Alabama Gas District Rev., VRDN, 5.32%, 4/5/07 (XLCA)
                     (SBBPA: Southtrust Bank N.A.)                                                 11,335,000
          4,145,000  Sterling Tax Allocation Rev., (Rock River Redevelopment), VRDN,
                     5.39%, 4/4/07 (LOC: Wachovia Bank N.A.)                                        4,145,000
          7,269,000  Texas Municipal Power Agency Rev., Series 2005 A, 5.35%, 4/4/07                7,269,000
                                                                                               --------------
TOTAL MUNICIPAL SECURITIES                                                                        393,970,819
                                                                                               --------------

Principal Amount                                                                                        Value

Certificates of Deposit -- 12.6%

        $25,000,000  ABN AMRO Bank N.V., 5.25%, 7/3/07                                           $ 25,000,000
         50,000,000  Citibank N.A., 5.31%, 5/18/07                                                 50,000,000
         30,000,000  Citizens Bank N.A., 5.32%, 6/18/07                                            30,000,000
         25,000,000  Credit Suisse New York, 5.31%, 4/4/07                                         25,000,000
         25,000,000  Credit Suisse New York, 5.31%, 5/1/07                                         25,000,000
         20,000,000  HBOS Treasury Services plc (New York), 5.33%, 7/20/07                         20,000,000
         25,000,000  HBOS Treasury Services plc (New York), 5.26%, 1/8/08                          25,000,000
         25,000,000  Societe Generale (New York), VRN, 5.31%, 4/2/07, resets daily off
                     the Federal Funds Target Rate plus 0.06% with no caps                         25,000,000
         37,000,000  Societe Generale, VRN, 5.31%, 4/2/07, resets daily off the
                     Federal Funds Target Rate plus 0.06% with no caps                             37,000,000
         25,000,000  Societe Generale, VRN, 5.32%, 4/2/07, resets daily off the
                     Federal Funds Target Rate plus 0.07% with no caps                             25,000,000
                                                                                               --------------
TOTAL CERTIFICATES OF DEPOSIT                                                                     287,000,000
                                                                                               --------------
TOTAL INVESTMENT SECURITIES -- 99.6%                                                            2,266,041,812
                                                                                               --------------
OTHER ASSETS AND LIABILITIES -- 0.4%                                                                9,306,355
                                                                                               --------------
TOTAL NET ASSETS -- 100.0%                                                                     $2,275,348,167
                                                                                               ==============

------
12

Prime Money Market

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

XLCA = XL Capital Ltd.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007, was
$947,674,378, which represented 41.6% of total net assets. Restricted securities considered illiquid represent 1.8% of total net assets.

See Notes to Financial Statements.

------
13

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

ASSETS

Investment securities, at value (amortized cost and cost for federal income tax
purposes)                                                                                      $2,266,041,812

Cash                                                                                                  867,506

Interest receivable                                                                                10,072,519

Prepaid portfolio insurance                                                                           340,725
                                                                                               --------------
                                                                                                2,277,322,562
                                                                                               --------------

LIABILITIES

Payable for investments purchased                                                                     797,983

Accrued management fees                                                                             1,005,964

Distribution fees payable                                                                               1,671

Service fees (and distribution fees -- A Class) payable                                                25,487

Dividends payable                                                                                     143,290
                                                                                               --------------
                                                                                                    1,974,395
                                                                                               --------------

NET ASSETS                                                                                     $2,275,348,167
                                                                                               ==============

See Notes to Financial Statements.

------
14

MARCH 31, 2007

NET ASSETS CONSIST OF:

Capital paid in                                                                                $2,275,390,687

Accumulated net realized loss on investment transactions                                             (42,520)
                                                                                               --------------
                                                                                               $2,275,348,167
                                                                                               ==============

INVESTOR CLASS
Net assets                                                                                     $2,155,799,728
Shares outstanding                                                                              2,155,839,696
Net asset value per share                                                                               $1.00

ADVISOR CLASS
Net assets                                                                                         $4,185,449
Shares outstanding                                                                                  4,184,759
Net asset value per share                                                                               $1.00

A CLASS
Net assets                                                                                       $113,998,036
Shares outstanding                                                                                114,001,353
Net asset value per share                                                                               $1.00

B CLASS
Net assets                                                                                           $838,421
Shares outstanding                                                                                    838,470
Net asset value per share                                                                               $1.00

C CLASS
Net assets                                                                                           $526,533
Shares outstanding                                                                                    526,532
Net asset value per share                                                                               $1.00

See Notes to Financial Statements.

------
15

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                                        $118,430,841
                                                                                                ------------

EXPENSES:

Management fees                                                                                   12,797,799

Distribution fees:
 Advisor Class                                                                                         8,519
 B Class                                                                                               9,097
 C Class                                                                                               3,423

Service fees:
 Advisor Class                                                                                         8,519
 B Class                                                                                               3,032
 C Class                                                                                               1,712

Distribution and service fees -- A Class                                                             214,213

Trustees' fees and expenses                                                                           87,480

Portfolio insurance and other expenses                                                               381,095
                                                                                                ------------
                                                                                                  13,514,889
                                                                                                ------------
Amount waived                                                                                    (1,041,198)
                                                                                                ------------
                                                                                                  12,473,691
                                                                                                ------------

NET INVESTMENT INCOME (LOSS)                                                                     105,957,150
                                                                                                ------------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS                                                  (3,528)
                                                                                                ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                                       $105,953,622
                                                                                                ============

See Notes to Financial Statements.

------
16

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
                                                                                   2007                  2006
OPERATIONS

Net investment income (loss)                                              $ 105,957,150          $ 66,266,475

Net realized gain (loss)                                                        (3,528)              (19,620)
                                                                         --------------        --------------

Net increase (decrease) in net assets resulting from operations             105,953,622            66,246,855
                                                                         --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                                           (101,854,192)          (65,870,629)
 Advisor Class                                                                (153,038)              (93,086)
 A Class                                                                    (3,877,527)             (288,507)
 B Class                                                                       (45,130)               (2,602)
 C Class                                                                       (27,263)              (11,651)
                                                                         --------------        --------------
Decrease in net assets from distributions                                 (105,957,150)          (66,266,475)
                                                                         --------------        --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital share
transactions                                                                244,090,701            63,825,653
                                                                         --------------        --------------

NET INCREASE (DECREASE) IN NET ASSETS                                       244,087,173            63,806,033

NET ASSETS

Beginning of period                                                       2,031,260,994         1,967,454,961
                                                                         --------------        --------------
End of period                                                            $2,275,348,167        $2,031,260,994
                                                                        ==============         ==============

See Notes to Financial Statements.

------
17

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Advisor Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

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18

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee (Investor Class, A Class, B Class and C Class)
range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. From July 29, 2005 to July 31, 2006, the investment advisor voluntarily agreed to waive 0.039% of its management fee.
Effective August 1, 2006, the investment advisor voluntarily agreed to waive
0.050% of its management fee. The total amount of the waiver for each class of the fund for the year ended March 31, 2007 was $998,337, $1,592, $40,403, $552 and $314, for the Investor Class, Advisor Class, A Class, B Class and C Class,
respectively. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for each class of the fund for the year ended March 31, 2007 was 0.57% for the Investor Class, A
Class, B Class and C Class, and 0.32% for the Advisor Class. The effective annual management fee after waiver for each class of the fund for the year ended March 31, 2007 was 0.53% for the Investor Class, A Class, B Class and C
Class, and 0.28% for the Advisor Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class and C Class (collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act.
The plans provide that the Advisor Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee of 0.25% and service fee of
0.25%. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.50% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class and C Class shares. Fees incurred under the plans during the year ended March 31, 2007, are detailed in the Statement of Operations.

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19

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the year ended March 31,
2007, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                             Year ended March 31, 2007                       Year ended March 31, 2006
                                        Shares                  Amount                  Shares                  Amount
INVESTOR CLASS
Sold                             2,293,636,505          $2,293,636,505           2,104,960,382          $2,104,960,382
Issued in
reinvestment of
distributions                       97,522,574              97,522,574              64,257,188              64,257,188
Redeemed                       (2,217,321,520)         (2,217,321,520)         (2,151,370,189)         (2,151,370,189)
                               ---------------         ---------------         ---------------         ---------------
                                   173,837,559             173,837,559              17,847,381              17,847,381
                               ---------------         ---------------         ---------------         ---------------
ADVISOR CLASS
Sold                                 3,411,695               3,411,695               2,930,902               2,930,902
Issued in
reinvestment of
distributions                          149,117                 149,117                  90,750                  90,750
Redeemed                           (2,520,839)             (2,520,839)             (2,436,416)             (2,436,416)
                               ---------------         ---------------         ---------------         ---------------
                                     1,039,973               1,039,973                 585,236                 585,236
                               ---------------         ---------------         ---------------         ---------------
A CLASS
Sold                               198,542,700             198,542,700              71,664,328              71,664,328
Issued in
reinvestment of
distributions                        3,203,673               3,203,673                 231,851                 231,851
Redeemed                         (132,900,813)           (132,900,813)            (26,799,994)            (26,799,994)
                               ---------------         ---------------         ---------------         ---------------
                                    68,845,560              68,845,560              45,096,185              45,096,185
                               ---------------         ---------------         ---------------         ---------------
B CLASS
Sold                                 2,159,121               2,159,121                  36,592                  36,592
Issued in
reinvestment of
distributions                           42,105                  42,105                   1,074                   1,074
Redeemed                           (1,497,102)             (1,497,102)                      --                      --
                               ---------------         ---------------         ---------------         ---------------
                                       704,124                 704,124                  37,666                  37,666
                               ---------------         ---------------         ---------------         ---------------
C CLASS
Sold                                   821,690                 821,690                 831,364                 831,364
Issued in
reinvestment of
distributions                           26,399                  26,399                  11,443                  11,443
Redeemed                           (1,184,604)             (1,184,604)               (583,622)               (583,622)
                               ---------------         ---------------         ---------------         ---------------
                                     (336,515)               (336,515)                 259,185                 259,185
                               ---------------         ---------------         ---------------         ---------------
Net increase
(decrease)                         244,090,701           $ 244,090,701              63,825,653            $ 63,825,653
                               ===============         ===============         ===============         ===============

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20

4. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2007, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(41,623), which may be used to offset future taxable gains. The capital loss carryovers expire as follows:

      2010          2011         2013           2014            2015
   $(13,456)        $(36)      $(11,584)      $(2,029)       $(14,518)

Capital loss deferrals of $(897) represent net capital losses incurred in the five-month period ended March 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

5. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

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21

FINANCIAL HIGHLIGHTS
Prime Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2007             2006             2005             2004             2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $1.00            $1.00            $1.00            $1.00            $1.00
                                 --------         --------         --------         --------         --------
Income From Investment
Operations

 Net
 Investment
 Income (Loss)                       0.05             0.03             0.01             0.01             0.01
                                 --------         --------         --------         --------         --------
Distributions

 From Net
 Investment
 Income                            (0.05)           (0.03)           (0.01)           (0.01)           (0.01)
                                 --------         --------         --------         --------         --------
Net Asset Value, End
of Period                           $1.00            $1.00            $1.00            $1.00            $1.00
                                 ========         ========         ========         ========         ========

TOTAL RETURN(1)                     4.83%            3.28%            1.19%            0.58%            1.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                       0.55%(2)         0.57%(2)            0.60%            0.61%            0.61%

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                     0.59%            0.59%            0.60%            0.61%            0.61%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                           4.73%(2)         3.24%(2)            1.17%            0.58%            1.19%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets (Before Expense
Waiver)                             4.69%            3.22%            1.17%            0.58%            1.19%

Net Assets, End of
Period (in thousands)          $2,155,800       $1,981,964       $1,964,135       $2,126,433       $2,574,694

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(2) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

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22

Prime Money Market

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                                        2007          2006        2005        2004       2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period                                    $1.00         $1.00       $1.00       $1.00      $1.00
                                                    --------      --------      ------      ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                           0.04          0.03        0.01       --(1)       0.01
                                                    --------      --------      ------      ------     ------
Distributions

 From Net Investment Income                           (0.04)        (0.03)      (0.01)       --(1)     (0.01)
                                                    --------      --------      ------      ------     ------
Net Asset Value, End of Period                         $1.00         $1.00       $1.00       $1.00      $1.00
                                                    ========      ========      ======      ======     ======

TOTAL RETURN(2)                                        4.58%         3.02%       0.94%       0.33%      0.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                              0.80%(3)      0.82%(3)       0.85%       0.86%      0.86%

Ratio of Operating Expenses to Average Net
Assets (Before Expense Waiver)                         0.84%         0.84%       0.85%       0.86%      0.86%

Ratio of Net Investment Income (Loss) to
Average Net Assets                                  4.48%(3)      2.99%(3)       0.92%       0.33%      0.94%

Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Expense Waiver)             4.44%         2.97%       0.92%       0.33%      0.94%

Net Assets, End of Period (in thousands)              $4,185        $3,145      $2,560      $3,055     $5,431

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

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23

Prime Money Market

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                              2007           2006       2005           2004           2003(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period         $1.00          $1.00      $1.00          $1.00             $1.00
                                          --------       --------     ------       --------          --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                                0.04           0.03       0.01          --(2)             --(2)
                                          --------       --------     ------       --------          --------
Distributions

 From Net
 Investment Income                          (0.04)         (0.03)     (0.01)          --(2)             --(2)
                                          --------       --------     ------       --------          --------
Net Asset Value,
End of Period                                $1.00          $1.00      $1.00          $1.00             $1.00
                                          ========       ========     ======       ========          ========

TOTAL RETURN(3)                              4.58%          3.05%      0.95%          0.38%             0.12%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average
Net Assets                                0.80%(4)       0.82%(4)      0.85%       0.83%(5)       0.61%(5)(6)

Ratio of Operating Expenses to
Average
Net Assets (Before Expense Waiver)           0.84%          0.84%      0.85%          0.86%          0.86%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets              4.48%(4)       2.99%(4)      0.92%       0.36%(5)       0.76%(5)(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)                      4.44%          2.97%      0.92%          0.33%          0.51%(6)

Net Assets, End of Period (in
thousands)                                $113,998        $45,154        $60            $25               $25

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) The distributor voluntarily waived a portion of its distribution and services fees.

(6) Annualized.

See Notes to Financial Statements.

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24

Prime Money Market

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                           2007           2006          2005           2004           2003(1)

PER-SHARE DATA

Net Asset Value, Beginning of
Period                                    $1.00          $1.00         $1.00          $1.00             $1.00
                                       --------       --------      --------       --------          --------
Income From Investment Operations

 Net Investment
 Income (Loss)                             0.04           0.02         --(2)          --(2)             --(2)
                                       --------       --------      --------       --------          --------
Distributions

 From Net
 Investment Income                       (0.04)         (0.02)         --(2)          --(2)             --(2)
                                       --------       --------      --------       --------          --------
Net Asset Value,
End of Period                             $1.00          $1.00         $1.00          $1.00             $1.00
                                       ========       ========      ========       ========          ========

TOTAL RETURN(3)                           3.80%          2.26%         0.34%          0.22%             0.12%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets(4)                  1.55%(4)       1.57%(4)      1.48%(5)       0.99%(5)       0.61%(5)(6)

Ratio of Operating Expenses to
Average Net Assets (Before
Expense Waiver)                           1.59%          1.59%         1.60%          1.61%          1.61%(6)

Ratio of Net Investment Income
(Loss) to Average
Net Assets(4)                          3.73%(4)       2.24%(4)      0.29%(5)       0.20%(5)       0.76%(5)(6)

Ratio of Net Investment Income
(Loss) to Average
Net Assets (Before Expense
Waiver)                                   3.69%          2.22%         0.17%        (0.42)%        (0.24)%(6)

Net Assets, End of Period (in
thousands)                                 $838           $134           $97            $74               $25

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) The distributor voluntarily waived a portion of its distribution and service fees.

(6) Annualized.

See Notes to Financial Statements.

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25

Prime Money Market

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                           2007           2006          2005           2004           2003(1)

PER-SHARE DATA

Net Asset Value, Beginning of
Period                                    $1.00          $1.00         $1.00          $1.00             $1.00
                                       --------       --------      --------       --------          --------
Income From Investment Operations

 Net Investment
 Income (Loss)                             0.04           0.02          0.01          --(2)             --(2)
                                       --------       --------      --------       --------          --------
Distributions

 From Net
 Investment Income                       (0.04)         (0.02)        (0.01)          --(2)             --(2)
                                       --------       --------      --------       --------          --------
Net Asset Value,
End of Period                             $1.00          $1.00         $1.00          $1.00             $1.00
                                       ========       ========      ========       ========          ========

TOTAL RETURN(3)                           4.06%          2.51%         0.57%          0.09%             0.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                     1.30%(4)       1.32%(4)      1.28%(5)       1.10%(5)       1.34%(5)(6)

Ratio of Operating Expenses to
Average Net Assets (Before
Expense Waiver)                           1.34%          1.34%         1.35%          1.36%          1.36%(6)

Ratio of Net Investment Income
(Loss) to Average
Net Assets                             3.98%(4)       2.49%(4)      0.49%(5)       0.09%(5)       0.47%(5)(6)

Ratio of Net Investment Income
(Loss) to Average
Net Assets (Before Expense
Waiver)                                   3.94%          2.47%         0.42%        (0.17)%          0.45%(6)

Net Assets, End of Period (in
thousands)                                 $527           $863          $604            $96               $40

(1) May 7, 2002 (commencement of sale) through March 31, 2003.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) The distributor voluntarily waived a portion of its distribution and service fees.

(6) Annualized.

See Notes to Financial Statements.

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money
Market Fund (one of the ten funds comprising the American Century Investment
Trust, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 16, 2007

------
27

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the
fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
28

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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29

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM, and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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30

SHARE CLASS INFORMATION

Five classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, A Class, B Class, and C Class. The total expense ratios of
Advisor Class, A Class, B Class, and C Class shares are higher than that of
Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their net asset value. If you purchase A Class shares of the fund directly, a sales charge will apply when you exchange into the A Class shares of another American Century Advisor
Fund, in accordance with the schedule set forth in that fund's prospectus. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 0.75%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 0.75%.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S.
dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX
measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

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33

NOTES

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34

NOTES

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35

NOTES

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36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54184S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               March 31, 2007

[photo of spring]

Diversified Bond Fund
High-Yield Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Diversified Bond and High-Yield funds for the 12 months ended March
31, 2007. We've gathered this information to help you monitor your investment.
Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
       U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

DIVERSIFIED BOND

HIGH-YIELD

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of cio]

By David MacEwen, Chief Investment Officer, Fixed Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended March 31, 2007. The bulk of the rally followed the Federal Reserve's (the Fed's) decision in August
2006 to stop raising short-term interest rates, its first pause after 17 increases from June 2004 to June 2006. The change in rate policy came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields.

TREASURY YIELD CURVE FELL, REMAINED FLAT

The Treasury yield curve (a graphic representation of bond yields at different maturities) was essentially "flat" at the start of the reporting period, when yields on two- and 10-year Treasurys were 4.82% and 4.85%, respectively.
Expectations of slower economic growth and Fed rate cuts at the short end of the curve helped bring yields down modestly across the curve. And despite some volatility during the period, the curve maintained its relatively flat shape, ending March 2007 with yields of 4.58% and 4.65% on two- and 10-year
Treasurys, respectively.

CORPORATES AND MBS OUTPACED TREASURYS AND TIPS

Corporate bonds generally delivered the strongest results of the period as moderate economic growth, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities.
Mortgage-backed securities (MBS) also outperformed the broad market.
Meanwhile, Treasury securities lagged as yield-seeking investors looked elsewhere in the market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2007

TREASURY SECURITIES
3-Month Bill                                               5.10%
2-Year Note                                                4.97%
5-Year Note                                                5.60%
10-Year Note                                               5.82%
30-Year Bond                                               5.39%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                      11.58%
Corporate (investment-grade)                               7.10%
Fixed-Rate Mortgage-Backed                                 6.94%
Aggregate (multi-sector)                                   6.59%
Agency                                                     6.14%
Treasury                                                   5.87%
Treasury Inflation-Protected (TIPS)                        5.30%

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2

PERFORMANCE
Diversified Bond

Total Returns as of March 31, 2007
                                                                Average Annual Returns
                                                                                    Since         Inception
                                              1 year     5 years     10 years     Inception         Date

INVESTOR CLASS                                 6.05%      4.65%         --          4.16%          12/3/01

CITIGROUP US BROAD INVESTMENT-GRADE BOND
INDEX(1)                                       6.60%      5.40%       6.48%        4.95%(2)          --

LEHMAN BROTHERS U.S. AGGREGATE INDEX(3)        6.59%      5.35%       6.46%        4.90%(2)          --

Institutional Class                            6.26%      4.86%       5.89%         5.72%          4/1/93

Advisor Class                                  5.77%      4.38%         --          3.90%          12/3/01

A Class                                                                                            1/31/03
 No sales charge*                              5.79%        --          --          3.30%
 With sales charge*                            0.99%        --          --          2.16%

B Class                                                                                            1/31/03
 No sales charge*                              5.00%        --          --          2.54%
 With sales charge*                            1.00%        --          --          2.09%

C Class                                        4.99%        --          --          2.59%          1/31/03

R Class                                        5.52%        --          --          3.06%          7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century
Intermediate-Term Bond Fund, the American Century Bond Fund, and the American
Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds' shareholders on November 16,
2001. Financial information prior to December 3, 2001 is that of American
Century Premium Bond Fund and is used in calculating the performance of
Diversified Bond.

(1) In September of 2006, the fund's benchmark changed from the Lehman
Brothers U.S. Aggregate Index to the Citigroup US Broad Investment-Grade Bond
Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

(2) Since 11/30/01, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Diversified Bond

Growth of $10,000 Over Life of Class

$10,000 investment made December 3, 2001

One-Year Returns Over Life of Class
Periods ended March 31
                                                 2002*       2003       2004      2005       2006      2007

Investor Class                                  -0.99%      9.93%      4.92%      0.63%     1.97%     6.05%

Citigroup US Broad Investment-Grade Bond
Index                                           -0.52%      11.56%     5.52%      1.23%     2.40%     6.60%

Lehman Brothers U.S. Aggregate Index            -0.54%      11.69%     5.40%      1.15%     2.26%     6.59%

*From 12/3/01, the Investor Class's inception date. Index data from 11/30/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Diversified Bond

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim Keegan, Jeff Houston, Hando
Aguilar, Brian Howell, John Walsh, and Dan Shiffman

PERFORMANCE SUMMARY

Diversified Bond returned 6.05%* for the 12 months ended March 31, 2007. By comparison, two broad indices representing the taxable investment-grade U.S.
bond market -- the Citigroup US Broad Investment-Grade (BIG) Bond Index and
the Lehman Brothers U.S. Aggregate Index -- returned 6.60% and 6.59%, respectively. The portfolio's results reflected fund operating expenses, while the indices do not have expenses.

On an absolute basis, the fund and its comparative indices enjoyed the best fiscal-year returns since the 12 months ended March 31, 2003. The latest
12-month returns were also well above the annual averages for the fund and the indices since the fund's inception on December 3, 2001. The Federal Reserve's
(the Fed's) interest-rate pause and a strong bond rally that began in the third quarter of 2006 boosted all sectors of the taxable investment-grade U.S.
bond market, which helped produce the favorable fiscal-year results. On a relative basis, the portfolio's sector allocation was the largest positive contributor to its performance versus the comparative indices.

SECTOR COMPOSITION OF THE PORTFOLIO AND THE INDICES

The market represented by the Citigroup BIG and the Lehman Aggregate consists primarily of three bond sectors: fixed-rate mortgage-backed securities (MBS),
Treasury securities, and corporate bonds. MBS are part of a broader
"securitized" sector that includes asset-backed securities (ABS), which are backed by payments from credit card debt, auto loans, and home equity lines of credit; and commercial mortgage-backed securities (CMBS). This sector represents over 40% of the taxable investment-grade market. Treasury and corporate securities, by contrast, each represent approximately 20-25% of the market, depending on what source you use and how you define the sectors.
Diversified Bond's market exposure is based on the Citigroup BIG.

Throughout the reporting period, we tended to maintain an overweight position in the securitized sector because we anticipated that it would have higher excess returns than the Treasury sector and less event risk than the corporate sector. Mortgage-backed securities were among the top performers.

*All fund returns referenced in this commentary are for Investor Class shares.

Portfolio at a Glance
                                                As of           As of
                                               3/31/07         3/31/06

Average Duration (effective)                  4.6 years       4.7 years
Average Life                                  6.9 years       7.1 years

Yields as of March 31, 2007
30-day SEC Yield

Investor Class                                                       4.52%
Institutional Class                                                  4.72%
Advisor Class                                                        4.29%
A Class                                                              4.08%
B Class                                                              3.52%
C Class                                                              3.51%
R Class                                                              4.02%

------
5

Diversified Bond

PORTFOLIO POSITIONING

Our strategy to hold overweight positions in "spread product" (non-Treasury securities such as corporates, MBS, ABS, and CMBS) enhanced performance as spreads tightened to near-historic levels. Specifically, the fund's holdings in collateralized mortgage obligations and conventional mortgage-backed securities (such as Fannie Maes and Freddie Macs) benefited results.

Throughout the period, we maintained an underweight corporate position as a means of protecting the fund from so-called event and "idiosyncratic" risks
(such as leveraged buyouts, share buybacks, and special dividends). Although corporates performed well, the portfolio benefited from our reallocation of those assets into CMBS, which also outperformed.

Our overweight position in Treasury Inflation-Protected Securities (TIPS) was
a slight drag on overall results. With long-term inflation appearing contained for much of the reporting period, TIPS underperformed the conventional
Treasury market. However, when energy prices surged in early 2007, TIPS offered stronger results than almost any other sector of the bond market.

Until the beginning of 2007, the portfolio benefited little from a yield curve-steepening bias that we put in place using two-year and 10-year Treasury futures. For most of the reporting period, the Treasury yield curve was either flat or inverted (meaning that yields on short-term Treasurys were higher than those of longer-term Treasurys). It wasn't until the first quarter of 2007 that the curve steepened 17 basis points between 2- and 10-year maturities (a basis point is 0.01 percentage point).

STARTING POINT FOR NEXT REPORTING PERIOD

"We have begun to reduce the portfolio's exposure to spread product," says lead portfolio manager, Dave MacEwen. "Spreads are historically tight, and we believe that risk has been mispriced in the market." Given the apparent slowing economy, low risk premiums and tight valuations, we plan to keep our underweight position in corporates. As of March 31, 2007, we continued to see potential in our yield-curve positioning and sector allocation, and we expect to maintain our TIPS exposure as long as core inflation stays elevated above the Fed's 1-2% comfort zone.

Types of Investments in Portfolio
                                                       % of fund         % of fund
                                                      investments       investments
                                                         as of             as of
                                                        3/31/07           9/30/06

Mortgage-Backed Securities                               24.0%             25.6%
U.S. Treasury Securities                                 16.1%             10.6%
CMOs                                                     11.7%             11.8%
Corporate Bonds                                          10.6%             13.2%
U.S. Government Agency Securities                        10.6%             14.1%
Asset-Backed Securities                                  4.7%               9.1%
Sovereign Governments & Agencies                         1.6%               0.4%
Municipal Securities                                     0.1%               1.3%
Temporary Cash Investments                               1.1%               4.7%
Temporary Cash Investments --
Securities Lending Collateral                            19.5%              9.2%

Portfolio Composition by Credit Rating
                                                       % of fund         % of fund
                                                      investments       investments
                                                         as of             as of
                                                        3/31/07           9/30/06

AAA                                                       85%               82%
AA                                                        3%                 3%
A                                                         5%                 7%
BBB                                                       7%                 8%

------
6

SCHEDULE OF INVESTMENTS
Diversified Bond

MARCH 31, 2007

Principal Amount                                                                                        Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 34.8%

              $ 15,270  FHLMC, 6.50%, 2/1/09                                                          $15,454
             1,838,633  FHLMC, 5.00%, 10/1/10(2)                                                    1,838,743
                21,742  FHLMC, 6.50%, 12/1/12                                                          22,270
               215,812  FHLMC, 6.00%, 1/1/13                                                          219,923
                38,162  FHLMC, 7.00%, 11/1/13                                                          39,331
                64,549  FHLMC, 7.00%, 6/1/14                                                           66,651
               212,441  FHLMC, 6.50%, 6/1/16                                                          217,801
               124,097  FHLMC, 6.50%, 6/1/16                                                          127,228
             2,706,370  FHLMC, 5.00%, 11/1/17(2)                                                    2,678,072
             4,445,567  FHLMC, 4.50%, 1/1/19(2)                                                     4,317,107
            11,247,587  FHLMC, 5.00%, 1/1/21(2)                                                    11,100,626
             8,474,695  FHLMC, 5.00%, 4/1/21(2)                                                     8,363,964
                22,908  FHLMC, 7.00%, 9/1/27                                                           23,835
                37,568  FHLMC, 6.50%, 1/1/28                                                           38,764
                 5,651  FHLMC, 7.00%, 2/1/28                                                            5,880
               216,587  FHLMC, 6.50%, 3/1/29                                                          223,473
               140,801  FHLMC, 6.50%, 6/1/29                                                          145,194
                21,913  FHLMC, 7.00%, 8/1/29                                                           22,811
                68,433  FHLMC, 7.50%, 8/1/29                                                           71,725
               147,439  FHLMC, 6.50%, 5/1/31                                                          151,851
                 2,867  FHLMC, 6.50%, 5/1/31                                                            2,952
                 1,986  FHLMC, 6.50%, 6/1/31                                                            2,045
                 3,706  FHLMC, 6.50%, 6/1/31                                                            3,817
                 9,171  FHLMC, 6.50%, 6/1/31                                                            9,445
                80,724  FHLMC, 6.50%, 6/1/31                                                           83,139
                10,956  FHLMC, 6.50%, 6/1/31                                                           11,284
                 4,105  FHLMC, 6.50%, 6/1/31                                                            4,228
             2,692,777  FHLMC, 5.50%, 12/1/33(2)                                                    2,671,670
            38,953,000  FNMA, 5.50%, settlement date 4/12/07(3)                                    38,551,318
            60,808,623  FNMA, 6.00%, settlement date 4/12/07(3)                                    61,264,689
            33,005,000  FNMA, 6.50%, settlement date 4/12/07(3)                                    33,675,399
                38,995  FNMA, 6.00%, 2/1/09                                                            39,247
                27,241  FNMA, 6.00%, 5/1/13                                                            27,759
                19,399  FNMA, 6.00%, 5/1/13                                                            19,741
                81,350  FNMA, 6.00%, 7/1/13                                                            82,899
               114,978  FNMA, 6.00%, 12/1/13                                                          117,168
                97,400  FNMA, 6.00%, 1/1/14                                                            99,255
               166,904  FNMA, 6.00%, 2/1/14                                                           170,083
               175,871  FNMA, 6.00%, 4/1/14                                                           179,222
             1,248,631  FNMA, 5.50%, 12/1/16(2)                                                     1,256,250
               657,970  FNMA, 5.50%, 12/1/16(2)                                                       661,985

Principal Amount                                                                                        Value

           $ 4,478,580  FNMA, 4.50%, 5/1/19(2)                                                    $ 4,343,063
               118,894  FNMA, 6.50%, 1/1/26                                                           122,047
                14,307  FNMA, 7.00%, 12/1/27                                                           14,909
                 6,472  FNMA, 6.50%, 1/1/28                                                             6,679
                 6,226  FNMA, 7.00%, 1/1/28                                                             6,488
                34,321  FNMA, 7.50%, 4/1/28                                                            36,011
               114,336  FNMA, 7.00%, 5/1/28                                                           119,202
                 7,002  FNMA, 7.00%, 6/1/28                                                             7,300
                28,780  FNMA, 6.50%, 1/1/29                                                            29,703
                75,222  FNMA, 6.50%, 4/1/29                                                            77,590
                42,297  FNMA, 7.00%, 7/1/29                                                            44,097
                34,324  FNMA, 7.00%, 7/1/29                                                            35,784
               107,134  FNMA, 7.50%, 7/1/29                                                           112,334
                10,738  FNMA, 7.00%, 5/1/30                                                            11,221
               145,739  FNMA, 7.50%, 8/1/30                                                           152,578
                59,800  FNMA, 7.50%, 9/1/30                                                            62,607
               301,412  FNMA, 7.00%, 9/1/31                                                           314,214
               166,523  FNMA, 6.50%, 1/1/32                                                           171,576
             1,534,251  FNMA, 7.00%, 6/1/32(2)                                                      1,599,288
               652,774  FNMA, 6.50%, 8/1/32(2)                                                        672,581
             3,561,027  FNMA, 5.50%, 6/1/33(2)                                                      3,532,959
            17,569,584  FNMA, 5.50%, 7/1/33(2)                                                     17,431,101
             2,989,488  FNMA, 5.50%, 8/1/33(2)                                                      2,965,925
             3,833,607  FNMA, 5.50%, 9/1/33(2)                                                      3,803,391
            24,530,210  FNMA, 5.00%, 11/1/33(2)                                                    23,770,093
             7,888,780  FNMA, 5.50%, 1/1/34(2)                                                      7,826,601
            15,250,000  FNMA, 5.00%, 8/1/35                                                        14,753,445
            16,134,927  FNMA, 4.50%, 9/1/35(2)                                                     15,175,690
            11,132,028  FNMA, 5.00%, 2/1/36(2)                                                     10,769,558
                44,205  GNMA, 7.50%, 8/20/17                                                           45,706
                64,326  GNMA, 7.00%, 11/15/22                                                          67,187
                58,230  GNMA, 8.75%, 3/15/25                                                           62,766
                15,345  GNMA, 7.00%, 4/20/26                                                           16,010
                30,567  GNMA, 7.50%, 8/15/26                                                           31,952
                14,685  GNMA, 8.00%, 8/15/26                                                           15,591
                 2,392  GNMA, 7.50%, 4/15/27                                                            2,501
                34,641  GNMA, 7.50%, 5/15/27                                                           36,210
                22,103  GNMA, 8.00%, 6/15/27                                                           23,466
                 2,345  GNMA, 7.50%, 11/15/27                                                           2,451
                10,786  GNMA, 7.00%, 2/15/28                                                           11,287
                27,268  GNMA, 7.50%, 2/15/28                                                           28,496
                16,187  GNMA, 6.50%, 3/15/28                                                           16,675
                23,107  GNMA, 7.00%, 4/15/28                                                           24,179
                54,063  GNMA, 6.50%, 5/15/28                                                           55,693
                13,766  GNMA, 6.50%, 5/15/28                                                           14,181
                 3,059  GNMA, 6.50%, 5/15/28                                                            3,151

------
7

Diversified Bond

Principal Amount                                                                                        Value

              $ 18,226  GNMA, 7.00%, 12/15/28                                                         $19,072
                 6,269  GNMA, 8.00%, 12/15/29                                                           6,660
               154,657  GNMA, 7.00%, 5/15/31                                                          161,772
                                                                                                -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $277,807,823)                                                                               277,237,339
                                                                                                -------------

U.S. Treasury Securities -- 23.2%

             2,180,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(4)                                  2,901,785
            11,817,000  U.S. Treasury Bonds, 7.125%, 2/15/23(4)                                    14,674,315
            17,356,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(4)                                20,043,472
             2,874,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)(4)                                   3,405,917
             5,765,000  U.S. Treasury Bonds, 4.50%, 2/15/36(2)(4)                                   5,437,121
            21,234,695  U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(2)(4)               21,555,721
            24,043,000  U.S. Treasury Notes, 4.625%, 10/31/11(2)(4)                                24,129,411
            66,940,000  U.S. Treasury Notes, 4.625%, 2/29/12(2)(4)                                 67,209,367
            11,500,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)(4)                                  11,245,298
             8,853,000  U.S. Treasury Notes, 4.875%, 8/15/16(2)(4)                                  8,996,171
             5,800,000  U.S. Treasury Notes, 4.625%, 11/15/16(2)(4)                                 5,784,821
                                                                                                -------------
TOTAL U.S. TREASURY SECURITIES
(Cost $184,895,224)                                                                               185,383,399
                                                                                                -------------
Collateralized Mortgage Obligations(1) -- 16.9%

            19,513,835  Banc of America Commercial Mortgage Inc. STRIPS- COUPON, Series
                        2004-1, Class XP, VRN, 0.80%, 4/1/07                                          407,884
             6,766,366  Banc of America Commercial Mortgage Inc., Series 2000-2, Class
                        B, 7.38%, 9/15/32(2)                                                        7,201,951
             7,500,000  Banc of America Commercial Mortgage Inc., Series 2004-2, Class
                        A3 SEQ, 4.05%, 11/10/38(2)                                                  7,275,585
            13,300,000  Banc of America Commercial Mortgage Inc., Series 2006-6, Class
                        A3 SEQ, 5.37%, 12/10/16(2)                                                 13,348,093
             2,510,227  Banc of America Large Loan, Series 2005 MIB1, Class A1, VRN,
                        5.47%, 4/15/07, resets monthly off the 1-month LIBOR plus 0.15%
                        with no caps, (Acquired 11/18/05, Cost $2,510,227)(2)(5)                    2,511,867

Principal Amount                                                                                        Value

           $29,182,989  Bear Stearns Commercial Mortgage Securities Trust STRIPS -
                        COUPON, Series 2004 T16, Class X2, VRN, 0.93%, 4/1/07(2)                     $875,094
             4,650,000  Bear Stearns Commercial Mortgage Securities Trust, Series 2006
                        BBA7, Class A1, VRN, 5.43%, 4/16/07, resets monthly off the
                        1-month LIBOR plus 0.11% with no caps (Acquired 6/5/06, Cost
                        $4,650,000)(2)(5)                                                           4,652,888
            16,273,882  Commercial Mortgage Acceptance Corp. STRIPS- COUPON, Series
                        1998 C2, Class X, VRN, 1.11%, 4/1/07                                          396,447
               504,507  Commercial Mortgage Pass-Through Certificates, Series 2005
                        F10A, Class A1, VRN, 5.42%, 4/15/07, resets monthly off the
                        1-month LIBOR plus 0.10% with no caps (Acquired 3/18/05, Cost
                        $504,507)(2)(5)                                                               504,826
               661,177  Commercial Mortgage Pass-Through Certificates, Series 2005
                        FL11, Class A1, VRN, 5.47%, 4/16/07, resets monthly off the
                        1-month LIBOR plus 0.15% with no caps, (Acquired 11/18/05, Cost
                        $661,177)(2)(5)                                                               661,692
             6,242,621  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(2)                             6,213,817
             5,079,191  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(2)                             5,042,610
             2,603,076  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(2)                            2,583,787
                33,982  FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19                              36,316
             1,085,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)                           1,064,046
             9,234,340  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23(2)                       9,165,175
             6,804,000  GMAC Commercial Mortgage Securities, Inc., Series 2005 C1,
                        Class A2 SEQ, 4.47%, 5/10/43(2)                                             6,693,945
             3,028,125  Greenwich Capital Commercial Funding Corp., Series 2006 FL4A,
                        Class A1, VRN, 5.41%, 4/5/07, resets monthly off the 1-month
                        LIBOR plus 0.09% with no caps (Acquired 12/14/06, Cost
                        $3,028,125)(2)(5)                                                           3,030,005

------
8

Diversified Bond

Principal Amount                                                                                        Value

           $ 7,000,000  LB-UBS Commercial Mortgage Trust, Series 2003 C5, Class A2 SEQ,
                        3.48%, 7/15/27(2)                                                         $ 6,856,185
            19,940,000  LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ,
                        4.82%, 4/15/30(2)                                                          19,815,515
             5,729,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ,
                        4.65%, 7/30/30(2)                                                           5,623,667
               950,000  Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998
                        C1, Class C, 6.68%, 2/18/30(2)                                                957,811
               295,905  Lehman Brothers Floating Rate Commercial Mortgage Trust, Series
                        2005 LLFA, Class A1, VRN, 5.42%, 4/15/07, resets monthly off the 1-month LIBOR plus 0.10% with no caps (Acquired 7/25/05,
                        Cost $295,906)(5)                                                             296,089
             2,277,824  Lehman Brothers Floating Rate Commercial Mortgage Trust, Series
                        2006 LLFA, Class A1, VRN, 5.40%, 4/16/07, resets monthly off the 1-month LIBOR plus 0.08% with no caps (Acquired 8/7/06 -
                        9/25/06, Cost $2,277,700)(2)(5)                                             2,279,239
               196,226  MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%,
                        12/25/33                                                                      203,301
             2,721,913  Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN,
                        5.39%, 4/15/07, resets monthly off the 1-month LIBOR plus 0.07%
                        with no caps (Acquired 10/31/06, Cost $2,721,913)(2)(5)                     2,723,598
            14,500,000  Morgan Stanley Capital I STRIPS - COUPON, Series 2007 HQ11,
                        Class A2, 5.36%, 2/20/44(2)                                                14,622,061
               390,953  Morgan Stanley Capital I, Series 2006 XLF, Class A1, VRN,
                        5.41%, 4/16/07, resets monthly off the 1-month LIBOR plus 0.09%
                        with no caps (Acquired 7/28/06, Cost $390,953)(5)                             391,207
             2,995,708  Thornburg Mortgage Securities Trust, Series 2006-5, Class A1,
                        VRN, 5.44%, 4/25/07, resets monthly off the 1-month LIBOR plus
                        0.12% with no caps(2)                                                       2,992,937

Principal Amount                                                                                        Value

           $ 2,275,000  Washington Mutual, Inc., Series 2005 AR4, Class A3, 4.59%,
                        4/25/35(2)                                                                $ 2,241,187
             4,497,000  Washington Mutual, Inc., Series 2005 AR4, Class A4B, VRN,
                        4.68%, 4/25/35(2)                                                           4,440,162
                                                                                                -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $135,151,074)                                                                               135,108,987
                                                                                                -------------

Corporate Bonds -- 15.3%

AEROSPACE & DEFENSE -- 0.8%
             1,700,000  Honeywell International Inc., 5.30%, 3/15/17(2)                             1,683,771
             1,206,000  Lockheed Martin Corp., 6.15%, 9/1/36(2)                                     1,255,551
             1,683,000  United Technologies Corp., 4.375%, 5/1/10(2)(4)                             1,654,142
             1,450,000  United Technologies Corp., 6.05%, 6/1/36(2)                                 1,490,880
                                                                                                -------------
                                                                                                    6,084,344
                                                                                                -------------
BEVERAGES -- 0.4%
             1,343,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired 8/6/03, Cost
                        $1,338,394)(2)(5)                                                           1,323,038
             2,090,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06, Cost
                        $2,088,516)(4)(5)                                                           2,160,010
                                                                                                -------------
                                                                                                    3,483,048
                                                                                                -------------
BIOTECHNOLOGY -- 0.2%
             1,459,000  Genentech, Inc., 4.75%, 7/15/15(2)                                          1,405,191
                                                                                                -------------
BUILDING PRODUCTS(6)
               350,000  Masco Corp., 5.85%, 3/15/17                                                   344,937
                                                                                                -------------
CAPITAL MARKETS -- 0.8%
             1,567,000  Lehman Brothers Holdings Inc., 5.00%, 1/14/11(2)                            1,555,127
             1,056,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(2)(4)                              1,031,001
             1,943,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)                                 1,924,913
               895,000  Morgan Stanley, 4.00%, 1/15/10(2)                                             870,454
               806,000  Morgan Stanley, 4.25%, 5/15/10(2)                                             787,976
                                                                                                -------------
                                                                                                    6,169,471
                                                                                                -------------
COMMERCIAL BANKS -- 1.3%
             1,460,000  Capital One Financial Corp., 5.70%, 9/15/11(2)                              1,476,234
             1,432,000  PNC Bank N.A., 4.875%, 9/21/17(2)                                           1,368,035
             1,047,000  PNC Funding Corp., 5.125%, 12/14/10(2)                                      1,049,553

------
9

Diversified Bond

Principal Amount                                                                                        Value

           $ 1,191,000  Wachovia Bank N.A., 4.80%, 11/1/14(2)                                     $ 1,147,974
             1,862,000  Wachovia Bank N.A., 4.875%, 2/1/15(2)                                       1,798,521
             1,525,000  Wachovia Corp., 5.625%, 10/15/16(2)                                         1,534,415
             1,647,000  Wells Fargo & Co., 4.625%, 8/9/10(2)                                        1,629,861
                                                                                                -------------
                                                                                                   10,004,593
                                                                                                -------------
CONSUMER FINANCE -- 0.1%
               806,000  American Express Centurion Bank, 4.375%, 7/30/09(2)                           796,515
                                                                                                -------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
             2,641,000  Bank of America Corp., 4.375%, 12/1/10(2)(4)                                2,585,104
             1,340,000  Bank of America N.A., 5.30%, 3/15/17(2)                                     1,320,445
             1,160,000  Bank of America N.A., 6.00%, 10/15/36(2)                                    1,165,581
             2,306,000  Citigroup Inc., 5.00%, 9/15/14(2)                                           2,254,708
               890,000  Citigroup Inc., 6.125%, 8/25/36(2)                                            907,072
             1,083,000  General Electric Capital Corp., 6.125%, 2/22/11(2)                          1,123,336
             2,193,000  HSBC Finance Corp., 4.75%, 4/15/10(2)(4)                                    2,171,399
             1,647,000  John Deere Capital Corp.,4.50%, 8/25/08(2)                                  1,631,395
             1,388,000  JPMorgan Chase & Co., 6.75%, 2/1/11(2)                                      1,460,856
                                                                                                -------------
                                                                                                   14,619,896
                                                                                                -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
             1,647,000  AT&T Corp., 7.30%, 11/15/11(2)                                              1,789,666
             1,150,000  AT&T Inc., 6.80%, 5/15/36(2)(4)                                             1,230,024
               246,000  BellSouth Corp., 6.875%, 10/15/31                                             261,751
               698,000  Embarq Corp., 7.08%, 6/1/16(2)                                                712,835
               590,000  Sprint Capital Corp., 6.875%, 11/15/28(2)                                     589,215
             1,763,000  Telecom Italia Capital SA, 4.00%, 1/15/10(2)                                1,704,393
               970,000  Verizon Communications Inc., 5.55%, 2/15/16(2)                                972,282
               690,000  Verizon Communications Inc., 6.25%, 4/1/37(2)                                 685,736
               320,000  Verizon Global Funding Corp., 5.85%, 9/15/35                                  303,632
                                                                                                -------------
                                                                                                    8,249,534
                                                                                                -------------

Principal Amount                                                                                        Value

ELECTRIC UTILITIES -- 0.8%
           $ 1,585,000  Carolina Power & Light Co., 5.15%, 4/1/15(2)                              $ 1,559,041
               770,000  Carolina Power & Light Co., 5.25%, 12/15/15(2)                                760,690
             1,280,000  Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)                 1,274,698
               850,000  Florida Power Corp., 4.50%, 6/1/10(2)                                         835,025
             1,101,000  Southern California Edison Co., 5.625%, 2/1/36(2)                           1,070,170
               600,000  Toledo Edison Co., 6.15%, 5/15/37(2)                                          589,777
                                                                                                -------------
                                                                                                    6,089,401
                                                                                                -------------
FOOD & STAPLES RETAILING -- 0.4%
             1,432,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(2)                                    1,394,575
               246,000  Wal-Mart Stores, Inc., 7.55%, 2/15/30(4)                                      296,988
             1,495,000  Wal-Mart Stores, Inc., 5.25%, 9/1/35(2)                                     1,362,740
                                                                                                -------------
                                                                                                    3,054,303
                                                                                                -------------
FOOD PRODUCTS -- 0.3%
             2,211,000  Cadbury Schweppes U.S. Finance LLC, 3.875%, 10/1/08 (Acquired
                        6/14/05 - 11/28/05, Cost $2,162,585)(2)(5)                                  2,165,372
                                                                                                -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
             1,531,000  Baxter Finco BV, 4.75%, 10/15/10(2)                                         1,513,421
               880,000  Boston Scientific Corp., 6.40%, 6/15/16(2)                                    883,836
                                                                                                -------------
                                                                                                    2,397,257
                                                                                                -------------
HEALTH CARE PROVIDERS & SERVICES -- 0.2%
             1,826,000  Laboratory Corp. of America Holdings, 5.625%, 12/15/15(2)                   1,808,531
                                                                                                -------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
             1,390,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)                             1,443,256
                                                                                                -------------
HOUSEHOLD PRODUCTS -- 0.1%
             1,030,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)                                1,005,718
                                                                                                -------------
INDUSTRIAL CONGLOMERATES -- 0.5%
             3,858,000  General Electric Co., 5.00%, 2/1/13(2)                                      3,833,563
                                                                                                -------------
INSURANCE -- 0.5%
             1,790,000  Allstate Financial Global Funding, 4.25%, 9/10/08 (Acquired
                        9/3/03, Cost $1,786,492)(2)(5)                                              1,766,231

------
10

Diversified Bond

Principal Amount                                                                                        Value

           $ 1,350,000  Hartford Financial Services Group Inc. (The), 5.375%, 3/15/17             $ 1,336,248
               850,000  Prudential Financial, Inc., 5.40%, 6/13/35(2)                                 789,126
                                                                                                -------------
                                                                                                    3,891,605
                                                                                                -------------
MEDIA -- 0.7%
             1,560,000  Comcast Corp., 5.90%, 3/15/16(2)(4)                                         1,589,779
             2,202,000  Cox Communications, Inc., 7.125%, 10/1/12(2)                                2,376,643
               895,000  News America Holdings, 7.75%, 1/20/24(2)                                    1,013,689
               630,000  Time Warner Inc., 5.50%, 11/15/11(2)                                          635,724
               246,000  Time Warner Inc., 7.625%, 4/15/31                                             277,267
                                                                                                -------------
                                                                                                    5,893,102
                                                                                                -------------
METALS & MINING -- 0.5%
               878,000  Alcan Inc., 4.50%, 5/15/13(2)                                                 832,770
               960,000  Alcoa Inc., 5.55%, 2/1/17(2)                                                  955,237
             1,475,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11 (Acquired 11/8/06
                        - 11/17/06, Cost $1,476,110)(2)(5)                                          1,484,804
               630,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (Acquired 11/8/06,
                        Cost $628,444)(2)(5)                                                          633,874
                                                                                                -------------
                                                                                                    3,906,685
                                                                                                -------------
MULTI-UTILITIES -- 1.0%
             1,690,000  CenterPoint Energy Resources Corp., 6.50%, 2/1/08(2)                        1,704,055
               950,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)                          946,584
             1,450,000  Consolidated Edison Co. of New York, Inc., 5.50%, 9/15/16(2)                1,466,453
             2,059,000  Dominion Resources Inc., 4.125%, 2/15/08(2)                                 2,037,987
               824,000  Dominion Resources Inc., 4.75%, 12/15/10                                      813,000
               859,000  Pacific Gas & Electric Co., 6.05%, 3/1/34(2)                                  863,956
               520,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)                                  503,069
                                                                                                -------------
                                                                                                    8,335,104
                                                                                                -------------
MULTILINE RETAIL -- 0.1%
               560,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(2)                            559,134
               537,000  May Department Stores Co. (The), 3.95%, 7/15/07(2)                            534,302
                                                                                                -------------
                                                                                                    1,093,436
                                                                                                -------------

Principal Amount                                                                                        Value

OIL, GAS & CONSUMABLE FUELS -- 1.4%
           $ 1,040,000  Anadarko Petroleum Corp., 5.95%, 9/15/16(2)                               $ 1,044,056
               320,000  Apache Corp., 5.625%, 1/15/17                                                 324,302
               560,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(2)(4)                         558,472
               246,000  Conoco Inc., 6.95%, 4/15/29                                                   279,761
               826,000  Devon Financing Corp., ULC, 7.875%, 9/30/31(2)                                982,024
             2,507,000  Enterprise Products Operating L.P., 4.95%, 6/1/10(2)                        2,487,185
               833,000  Enterprise Products Operating L.P., 6.65%, 10/15/34(2)                        855,939
             1,956,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(2)                        2,020,024
               780,000  Tesoro Corp., 6.25%, 11/1/12(2)                                               794,625
             1,092,000  XTO Energy Inc., 5.30%, 6/30/15(2)                                          1,066,647
               868,000  XTO Energy Inc., 6.10%, 4/1/36(2)                                             843,314
                                                                                                -------------
                                                                                                   11,256,349
                                                                                                -------------
PHARMACEUTICALS -- 0.7%
             1,441,000  Abbott Laboratories, 5.875%, 5/15/16(2)                                     1,493,334
             1,600,000  Baxter International Inc., 5.90%, 9/1/16(2)                                 1,654,142
               716,000  Schering-Plough Corp., 5.55%, 12/1/13(2)                                      730,503
             1,700,000  Wyeth, 5.95%, 4/1/37(2)                                                     1,680,037
                                                                                                -------------
                                                                                                    5,558,016
                                                                                                -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
             1,560,000  ProLogis, 5.625%, 11/15/16(2)                                               1,574,700
                                                                                                -------------
SOFTWARE -- 0.3%
               810,000  Intuit Inc., 5.75%, 3/15/17                                                   800,615
             1,741,000  Oracle Corp., 5.00%, 1/15/11(2)                                             1,736,073
                                                                                                -------------
                                                                                                    2,536,688
                                                                                                -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
             2,417,000  Nextel Communications Inc., 5.95%, 3/15/14(2)                               2,381,201
             2,250,000  Vodafone Group plc, 5.625%, 2/27/17(2)(4)                                   2,234,709
               960,000  Vodafone Group plc, 6.15%, 2/27/37(2)                                         929,864
                                                                                                -------------
                                                                                                    5,545,774
                                                                                                -------------
TOTAL CORPORATE BONDS
(Cost $122,827,779)                                                                               122,546,389
                                                                                                -------------

------
11

Diversified Bond

Principal Amount                                                                                        Value

U.S. Government Agency Securities -- 15.3%

           $ 9,500,000  FHLB, 4.875%, 8/22/07(2)                                                  $ 9,486,662
             7,788,000  FHLB, 4.625%, 2/1/08(2)                                                     7,757,689
             8,990,000  FHLB, 5.125%, 9/29/10(2)                                                    9,075,657
            24,052,000  FHLMC, 5.00%, 9/16/08(2)(4)                                                24,090,130
            15,110,000  FHLMC, 5.75%, 1/15/12(2)(4)                                                15,701,073
             8,875,000  FHLMC, 4.75%, 1/19/16(2)(4)                                                 8,743,286
            25,863,000  FNMA, 4.75%, 8/3/07(2)                                                     25,819,809
             5,461,000  FNMA, 4.375%, 7/17/13(2)                                                    5,296,384
            16,293,000  FNMA, 5.80%, 2/9/26(2)                                                     16,309,016
                                                                                                -------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $121,787,608)                                                                               122,279,706
                                                                                                -------------

Asset-Backed Securities(1) -- 6.8%

             1,435,145  Accredited Mortgage Loan Trust, Series 2006-1, Class A1, VRN,
                        5.38%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.06%
                        with no caps(2)                                                             1,436,194
             2,701,710  Accredited Mortgage Loan Trust, Series 2006-2, Class A1, VRN,
                        5.36%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.04%
                        with no caps(2)                                                             2,703,533
                88,720  Ameriquest Mortgage Securities Inc., Series 2006 R1, Class A2A,
                        VRN, 5.40%, 4/25/07, resets monthly off the 1-month LIBOR plus
                        0.08% with no caps                                                             88,768
             2,220,934  Argent Securities Inc., Series 2006 M3, Class A2A, VRN, 5.37%,
                        4/25/07, resets monthly off the 1-month LIBOR plus 0.05% with
                        no caps(2)                                                                  2,222,433
             3,429,451  Capital One Prime Auto Receivables Trust, Series 2004-2, Class
                        A4, VRN, 5.38%, 4/15/07, resets monthly off the 1-month LIBOR
                        plus 0.06% with no caps(2)                                                  3,432,959
             2,585,467  Centex Home Equity, Series 2006 A, Class AV1, VRN, 5.37%,
                        4/25/07, resets monthly off the 1-month LIBOR plus 0.05% with
                        no caps(2)                                                                  2,587,077
             2,115,435  CNH Equipment Trust, Series 2004 A, Class A3A, VRN, 5.39%,
                        4/16/07, resets monthly off the 1-month LIBOR plus 0.07% with
                        no caps(2)                                                                  2,116,949

Principal Amount                                                                                        Value

           $ 1,483,783  Countrywide Asset-Backed Certificates, Series 2006-6, Class
                        2A1, VRN, 5.39%, 4/25/07, resets monthly off the 1-month LIBOR
                        plus 0.07% with no caps(2)                                                $ 1,484,789
             4,438,663  Countrywide Asset-Backed Certificates, Series 2006-22, Class
                        2A1, VRN, 5.37%, 4/25/07, resets monthly off the 1-month LIBOR
                        plus 0.05% with no caps(2)                                                  4,460,014
             1,285,578  Countrywide Asset-Backed Certificates, Series 2006 BC2, Class
                        2A1, VRN, 5.36%, 4/25/07, resets monthly off the 1-month LIBOR
                        plus 0.04% with no caps(2)                                                  1,286,443
             2,177,629  Credit-Based Asset Servicing and Securitization, Series 2006
                        CB3, Class AV1, VRN, 5.38%, 4/25/07, resets monthly off the
                        1-month LIBOR plus 0.06% with no caps(2)                                    2,179,092
             1,164,000  Detroit Edison Securitization Funding LLC, Series 2001-1, Class
                        A4 SEQ, 6.19%, 3/1/13(2)                                                    1,201,918
             4,047,238  First Franklin Mortgage Loan Asset Backed Certificates, Series
                        2006 FF11, Class 2A1, VRN, 5.36%, 4/25/07, resets monthly off
                        the 1-month LIBOR plus 0.04% with no caps(2)                                4,049,509
             5,340,456  First Franklin Mortgage Loan Asset Backed Certificates, Series
                        2006 FF12, Class A2, VRN, 5.36%, 4/25/07, resets monthly off
                        the 1-month LIBOR plus 0.04% with no caps(2)                                5,343,030
               768,100  IndyMac Residential Asset Backed Trust, Series 2006 B, Class
                        2A1, VRN, 5.38%, 4/25/07, resets monthly off the 1-month LIBOR
                        plus 0.06% with no caps(2)                                                    768,665
               505,672  Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A1, VRN,
                        5.39%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.07%
                        with no caps(2)                                                               506,039
             3,468,079  Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A1, VRN,
                        5.36%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.04%
                        with no caps(2)                                                             3,468,284

------
12

Diversified Bond

Principal Amount                                                                                        Value

             $ 199,947  Nomura Home Equity Loan, Inc., Series 2006 HE1, Class A1, VRN,
                        5.40%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.08%
                        with no caps                                                                 $200,108
               104,004  Nomura Home Equity Loan, Inc., Series 2006 HE2, Class A1, VRN,
                        5.38%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.06%
                        with no caps                                                                  104,074
               536,173  NovaStar Home Equity Loan, Series 2005-4, Class A2A, VRN,
                        5.41%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.09%
                        with a cap of 11.00%(2)                                                       536,459
               528,000  Residential Asset Securities Corp., Series 2004 KS2, Class MI1,
                        4.71%, 3/25/34(2)                                                             514,425
             2,037,691  SLC Student Loan Trust, Series 2006-2, Class A1, VRN, 5.33%,
                        6/15/07, resets quarterly off the 3-month LIBOR minus 0.02%
                        with no caps(2)                                                             2,038,843
             2,680,000  SLM Student Loan Trust, Series 2006-5, Class A2, VRN, 5.35%,
                        4/25/07, resets quarterly off the 3-month LIBOR minus 0.01%
                        with no caps(2)                                                             2,681,967
             2,876,056  SLM Student Loan Trust, Series 2006-7, Class A1, VRN, 5.32%,
                        4/25/07, resets quarterly off the 3-month LIBOR minus 0.04%
                        with no caps(2)                                                             2,876,769
             3,000,000  SLM Student Loan Trust, Series 2006-10, Class A2, VRN, 5.37%,
                        4/25/07, resets quarterly off the 3-month LIBOR plus 0.01% with
                        no caps(2)                                                                  3,003,021
             3,311,846  Soundview Home Equity Loan Trust, Series 2006-3, Class A1, VRN,
                        5.36%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.04%
                        with no caps(2)                                                             3,312,803
                                                                                                -------------
TOTAL ASSET-BACKED SECURITIES
(Cost $54,530,629)                                                                                 54,604,165
                                                                                                -------------

Sovereign Governments & Agencies -- 2.3%

               246,000  Hydro Quebec, 8.40%, 1/15/22                                                  320,575
                   JPY  KfW, VRN, 0.325%, 5/8/07, resets quarterly off the 3-month JPY
         1,874,000,000  LIBOR minus 0.22% with no caps                                             15,916,933

Principal Amount                                                                                        Value

           $ 1,835,000  Province of Quebec, 5.00%, 7/17/09(2)                                     $ 1,841,463
                                                                                                -------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $17,570,378)                                                                                 18,078,971
                                                                                                -------------

Municipal Securities -- 0.2%

             1,477,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)
(Cost $1,477,000)                                                                                   1,413,592
                                                                                                -------------

Temporary Cash Investments -- 1.6%

Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S.
Treasury obligations, 6.125%, 8/15/07, valued at $13,118,300), in a joint trading account at 5.05%, dated 3/30/07, due 4/2/07 (Delivery value $12,868,413)(2)
(Cost $12,863,000)                                                                                 12,863,000
                                                                                                -------------

Temporary Cash Investments -- Securities Lending Collateral(7) -- 28.2%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.43%, dated 3/30/07, due 4/2/07
(Delivery value $35,015,838)                                                                       35,000,000

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 5.38%, dated
3/30/07, due 4/2/07 (Delivery value $40,286,772)                                                   40,268,718

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 5.44%, dated 3/30/07, due
4/2/07 (Delivery value $50,022,667)                                                                50,000,000

Repurchase Agreement, UBS AG, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.44%, dated 3/30/07, due 4/2/07
(Delivery value $100,045,333)                                                                     100,000,000
                                                                                                -------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $225,268,718)                                                                               225,268,718
                                                                                                -------------
TOTAL INVESTMENT SECURITIES -- 144.6%
(Cost $1,154,179,233)                                                                           1,154,784,266
                                                                                                -------------
OTHER ASSETS AND LIABILITIES -- (44.6)%                                                         (356,044,997)
                                                                                                -------------
TOTAL NET ASSETS -- 100.0%                                                                      $ 798,739,269
                                                                                                =============

------
13

Diversified Bond

Futures Contracts
                                                           Underlying Face Amount at       Unrealized Gain
Contracts Purchased                    Expiration Date               Value                     (Loss)

1,144        U.S. Treasury 2-Year
             Notes                        June 2007              $234,394,875                 $ 395,820

1,148        U.S. Treasury 5-Year
             Notes                        June 2007               121,454,813                  625,230
                                                                 ------------                -----------
                                                                 $355,849,688                $1,021,050
                                                                 ------------                -----------

                                                           Underlying Face Amount at       Unrealized Gain
Contracts Sold                         Expiration Date               Value                     (Loss)

153          U.S. Long Bond               June 2007              $ 17,021,250                 $ 24,757

1,323        U.S. Treasury 10-Year
             Notes                        June 2007               143,049,375                 (521,305)
                                                                 ------------                -----------
                                                                 $160,070,625                $(496,548)
                                                                 ------------                -----------

Swap Agreements
                                                                                             Unrealized Gain
Notional Amount       Description of Agreement                             Expiration Date        (Loss)

CREDIT DEFAULT

$10,500,000           Pay quarterly a fixed rate equal to 0.85%             December 2010       $(113,073)
                      multiplied by the notional amount and receive from
                      Barclays Bank plc upon each default event of one
                      of the issues of Dow Jones CDX N.A. Investment
                      Grade High Volume 5, par value of the proportional
                      notional amount.

3,425,000             Pay quarterly a fixed rate equal to 0.46%               March 2012         109,727
                      multiplied by the notional amount and receive from
                      Barclays Bank plc upon each default event of
                      Centex Corp., par value of the proportional
                      notional amount.

4,650,000             Pay quarterly a fixed rate equal to 0.55%               March 2012         119,388
                      multiplied by the notional amount and receive from
                      Deutsche Bank Securities Inc. upon each default
                      event of Lennar Corp., par value of the
                      proportional notional amount.

40,500,000            Pay quarterly a fixed rate equal to 0.35%               June 2012           57,460
                      multiplied by the notional amount and receive from
                      Barclays Bank plc upon each default event of one
                      of the issues of Dow Jones CDX N.A. Investment
                      Grade 8, par value of the proportional notional
                      amount.

7,600,000             Pay quarterly a fixed rate equal to 0.12%               March 2017         (16,374)
                      multiplied by the notional amount and receive from
                      Barclays Bank plc upon each default event of
                      Pfizer Inc., par value of the proportional
                      notional amount.

INTEREST RATE

5,736,000             Receive semiannually a fixed rate equal to 5.6965%    November 2030        319,222
                      and pay quarterly a variable rate based on the
                      3-month LIBOR with Barclays Bank plc.
                                                                                                ----------
                                                                                                $ 476,350
                                                                                                ----------

------
14

Diversified Bond

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Forward commitment.

(4) Security, or a portion thereof, was on loan as of March 31, 2007.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007, was $26,584,740, which represented 3.3% of total net assets.

(6) Industry is less than 0.05% of total net assets.

(7) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
15

PERFORMANCE
High-Yield

Total Returns as of March 31, 2007
                                                                    Average Annual Returns
                                                                                    Since         Inception
                                                      1 year       5 years        Inception         Date

INVESTOR CLASS(1)                                     8.54%         8.22%           3.82%          9/30/97

MERRILL LYNCH US HIGH YIELD MASTER II
CONSTRAINED INDEX(2)                                  11.06%        10.18%          6.17%            --

CSFB HIGH YIELD INDEX II                              11.84%        11.18%          6.68%            --

LIPPER HIGH CURRENT YIELD FUNDS AVERAGE RETURN(3)     10.07%        9.17%           4.53%            --

Investor Class's Lipper Ranking(3)                  382 of 445    214 of 315     114 of 153          --

Institutional Class(1)                                8.76%           --            7.45%          8/2/04

Advisor Class(1)                                      8.27%         7.99%           8.07%          3/8/02

A Class(1)                                                                                         1/31/03
 No sales charge*                                     8.27%           --            9.15%
 With sales charge*                                   3.41%           --            7.95%

B Class(1)                                                                                         1/31/03
 No sales charge*                                     7.47%           --            8.34%
 With sales charge*                                   3.47%           --            7.96%

C Class(1)                                            7.46%         7.24%           7.08%         12/10/01

R Class(1)                                            8.00%           --            6.11%          7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees and reimbursed a portion of its distribution and service fees, as applicable.

(2) In September of 2006, the fund's benchmark changed from the CSFB High
Yield Index II to the Merrill Lynch US High Yield Master II Constrained Index.
The fund's investment advisor believes this index better represents the fund's portfolio composition.

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
16

High-Yield

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 1997

One-Year Returns Over Life of Class
Periods ended March 31
                           1998*      1999       2000      2001       2002    2003       2004       2005        2006       2007

Investor Class             6.76%     -2.41%     0.90%     -8.15%     -0.33%   5.90%     15.53%      5.17%      6.29%**    8.54%**

Merrill Lynch US High
Yield Master II
Constrained Index          5.36%      1.79%     -1.09%     1.99%     0.51%    4.62%     22.20%      6.92%       6.96%     11.06%

CSFB High Yield Index II   5.29%     -0.73%     -0.10%     0.75%     3.41%    7.52%     22.86%      7.84%       6.61%     11.84%

* From 9/30/97, the Investor Class's inception date. Not annualized.

** Returns would have been lower, along with the ending value, if a portion of the class's management fees had not been waived during the period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
17

PORTFOLIO COMMENTARY
High-Yield

Portfolio Manager: Michael Difley

PERFORMANCE SUMMARY

High-Yield returned 8.54%* during the 12 months ended March 31, 2007. By comparison, its benchmark, the Merrill Lynch US High Yield Master II
Constrained Index, returned 11.06%. It's worth noting that the portfolio's return is reduced by operating expenses, while the index's return is not.

The portfolio and the benchmark produced solid returns thanks to continued
outperformance by high-yield bonds. However, our higher overall credit quality and defensive positioning detracted from performance relative to the benchmark at a time when the lowest-rated segment of the market performed best.

RISK REIGNED IN THE HIGH-YIELD MARKET

High-yield bonds were the best-performing segment of the bond market during the period (see the Market Perspective on page 2). The high-yield market was helped by moderate economic growth, relatively tame inflation, and low, fairly stable interest rates. In addition, default rates on high-yield bonds approached record lows. Against that backdrop, investor demand for high-yield bonds surged. Lower-rated, higher-yielding bonds performed best, as bonds rated CCC almost doubled the return of bonds rated BB (just one step below investment-grade), as measured by the respective credit tranches of the benchmark. Looking at returns by sector, automotive and auto-related debt were some of the best-performing segments of the index, while homebuilders and housing-related bonds lagged.

PORTFOLIO STRATEGIES

During the reporting period, we maintained a bias toward higher-quality bonds, with 90% of assets in bonds rated B or higher. This positioning was a source of underperformance during the period, though we believe it made sense for several reasons. First, the spread, or difference in yield, between the highest- and lowest-rated slices of the market narrowed to the neighborhood of record lows. This is a result of the significant outperformance of lower-quality bonds, and means we're receiving less compensation for taking on additional credit risk than at most times in the past. Second, weakness in the housing market raised questions about the economy, which is a key support for high-yield bonds at current prices. Third, we think credit quality is past its peak--we're seeing new deals come to market with more leverage and lower quality than in the past. And while it's true that default rates remained at an all-time low, this tends to be a lagging indicator.

*All fund returns referenced in this commentary are for Investor Class shares.
Class returns would have been lower had management fees not been waived.

Portfolio at a Glance
                                                As of           As of
                                               3/31/07         3/31/06

Weighted Average Maturity                     4.7 years       6.6 years
Average Duration (effective)                  3.5 years       3.9 years

Yields as of March 31, 2007(1)
30-day SEC Yield

Investor Class                                                  5.84%
Institutional Class                                             6.05%
Advisor Class                                                   5.65%
A Class                                                         5.33%
B Class                                                         4.83%
C Class                                                         4.83%
R Class                                                         5.33%

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 30-day yields would have been lower.

------
18

High-Yield

Given the historically low yield pickup found in the lowest-rated segment of the market, we were reluctant to take additional credit risk and lower the portfolio's overall credit quality for a small amount of additional yield.

In terms of our sector allocations, the portfolio was helped by an underweight position in bonds in housing-related sectors, such as homebuilders. The portfolio also benefited from exposure to the metals & mining industry, where
Freeport-McMoRan Copper & Gold was a top performer in 2007, when it paid down a portion of its outstanding debt and received a credit rating upgrade.
However, an underweight position in automotive debt detracted from performance relative to the benchmark.

STARTING POINT FOR NEXT REPORTING PERIOD

"While high-yield credit fundamentals are generally solid, we believe market prices already reflect that fact," says portfolio manager Mike Difley. "In addition, the market appears to be discounting a low default rate for the foreseeable future. This despite the fact that economic growth has been below trend for the last four quarters, and the pace of economic growth is directly tied to the level of defaults," Difley avers. "We think effective credit selection will be the key to relative performance going forward, and continue to look for attractive opportunities in both the new issue and secondary markets that offer the proper balance between risk and return."

Top Five Industries* as of March 31, 2007
                                                                     % of                      % of
                                                                  net assets                net assets
                                                                    as of                     as of
                                                                   3/31/07                   9/30/06

Media                                                               10.9%                      8.4%
Oil, Gas & Consumable Fuels                                          7.2%                      7.8%
Hotels, Restaurants & Leisure                                        6.2%                      7.4%
Diversified Telecommunication Services                               5.0%                      5.1%
Health Care Providers & Services                                     4.5%                      1.6%

* Excludes securities in the Diversified industry category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

Portfolio Composition by Credit Rating
                                                                  % of fund                 % of fund
                                                                 investments               investments
                                                                    as of                     as of
                                                                   3/31/07                   9/30/06

AAA                                                                  12%                       13%
A                                                                     1%                        1%
BBB                                                                   4%                        3%
BB                                                                   24%                       30%
B                                                                    50%                       47%
CCC or lower                                                          9%                        6%

------
19

SCHEDULE OF INVESTMENTS
High-Yield

MARCH 31, 2007

Principal Amount                                                                                        Value

Corporate Bonds -- 83.7%

AEROSPACE & DEFENSE -- 1.2%
           $ 400,000  DRS Technologies, Inc., 7.625%, 2/1/18(1)                                      $418,000
             350,000  L-3 Communications Corp., 6.125%, 7/15/13                                       346,500
             250,000  L-3 Communications Corp., 6.375%, 10/15/15                                      249,063
                                                                                                 ------------
                                                                                                    1,013,563
                                                                                                 ------------
BUILDING PRODUCTS -- 0.6%
             500,000  Nortek Inc., 8.50%, 9/1/14(1)                                                   488,750
                                                                                                 ------------
CHEMICALS -- 2.2%
             400,000  Basell AF S.C.A., 8.375%, 8/15/15 (Acquired 8/4/05, Cost
                      $400,000)(1)(2)                                                                 419,000
             550,000  Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%,
                      11/15/14 (Acquired 10/27/06 - 1/24/07, Cost $561,250)(2)                        579,563
             850,000  Lyondell Chemical Co., 8.25%, 9/15/16(3)                                        913,750
                                                                                                 ------------
                                                                                                    1,912,313
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.2%
             750,000  Allied Waste North America, Inc., 6.375%, 4/15/11(3)                            751,875
             750,000  ARAMARK Corp., 8.50%, 2/1/15 (Acquired 1/17/07-- 1/19/07, Cost
                      $756,250)(2)(3)                                                                 783,750
             500,000  Cenveo Corp., 7.875%, 12/1/13(1)                                                492,500
             700,000  Corrections Corp. of America, 6.25%, 3/15/13(3)                                 703,500
                                                                                                 ------------
                                                                                                    2,731,625
                                                                                                 ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
             675,000  Nordic Telephone Co. Holdings ApS, 8.875%, 5/1/16 (Acquired
                      4/26/06 - 5/5/06, Cost $693,594)(2)                                             725,625
                                                                                                 ------------
COMPUTERS & PERIPHERALS -- 0.6%
             500,000  Xerox Corp., 6.875%, 8/15/11                                                    528,710
                                                                                                 ------------
CONTAINERS & PACKAGING -- 2.6%
             500,000  Ball Corp., 6.875%, 12/15/12                                                    507,500
             250,000  Ball Corp., 6.625%, 3/15/18                                                     249,063
             250,000  BWAY Corp., 10.00%, 10/15/10                                                    263,438
             250,000  Graham Packaging Co. Inc., 8.50%, 10/15/12(1)                                   255,000
             500,000  Graham Packaging Co. Inc., 9.875%, 10/15/14(1)                                  512,499

Principal Amount                                                                                        Value

           $ 400,000  Smurfit-Stone Container Enterprises, Inc., 8.00%, 3/15/17
                      (Acquired 3/12/07, Cost $400,000)(2)                                           $393,000
                                                                                                 ------------
                                                                                                    2,180,500
                                                                                                 ------------
DISTRIBUTORS -- 0.6%
             500,000  Amscan Holdings Inc., 8.75%, 5/1/14                                             493,750
                                                                                                 ------------
DIVERSIFIED -- 4.9%
           4,000,000  Dow Jones CDX N.A. High Yield Secured Note, 8.375%, 12/29/11
                      (Acquired 9/27/06 - 1/3/07, Cost $4,053,600)(1)(2)                            4,149,800
                                                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.9%
             400,000  Ford Motor Credit Co., 6.625%, 6/16/08                                          398,851
             600,000  Ford Motor Credit Co., 7.375%, 10/28/09                                         599,243
             850,000  Ford Motor Credit Co., 7.25%, 10/25/11(3)                                       826,902
             250,000  General Motors Acceptance Corp., 6.15%, 4/5/07                                  250,005
             500,000  General Motors Acceptance Corp., 6.875%, 9/15/11                                500,958
             750,000  General Motors Acceptance Corp., 6.75%, 12/1/14(1)                              738,405
                                                                                                 ------------
                                                                                                    3,314,364
                                                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.0%
             586,000  AT&T Corp., 7.30%, 11/15/11(3)                                                  636,759
             325,000  Citizens Communications Co., 6.25%, 1/15/13                                     324,188
             500,000  Embarq Corp., 7.08%, 6/1/16                                                     510,627
             200,000  Intelsat Bermuda Ltd., 9.25%, 6/15/16(1)                                        222,500
             250,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%, 1/15/13                            261,875
             500,000  Intelsat Subsidiary Holding Co. Ltd., 8.625%, 1/15/15                           537,500
             550,000  Level 3 Financing Inc., 9.25%, 11/1/14 (Acquired 10/25/06 -
                      12/4/06, Cost $553,750)(2)                                                      567,875
             550,000  Qwest Communications International Inc., 7.50%, 2/15/14(1)                      569,250
             550,000  Qwest Corp., 7.875%, 9/1/11                                                     587,125
                                                                                                 ------------
                                                                                                    4,217,699
                                                                                                 ------------
ELECTRICAL EQUIPMENT -- 0.3%
             250,000  Baldor Electric Co., 8.625%, 2/15/17                                            265,625
                                                                                                 ------------

------
20

High-Yield

Principal Amount                                                                                        Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.1%
           $ 500,000  Celestica Inc., 7.625%, 7/1/13(1)                                              $470,000
             500,000  Flextronics International Ltd., 6.50%, 5/15/13                                  497,500
                                                                                                 ------------
                                                                                                      967,500
                                                                                                 ------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
             600,000  Hanover Compressor Co., 8.625%, 12/15/10                                        633,000
             400,000  Universal Compression Inc., 7.25%, 5/15/10                                      407,500
                                                                                                 ------------
                                                                                                    1,040,500
                                                                                                 ------------
FOOD & STAPLES RETAILING -- 1.3%
             500,000  Ingles Markets, Inc., 8.875%, 12/1/11(1)                                        522,500
             550,000  SUPERVALU INC., 7.50%, 11/15/14                                                 576,125
                                                                                                 ------------
                                                                                                    1,098,625
                                                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
             650,000  Universal Hospital Services Inc., 10.125%, 11/1/11(3)                           693,875
                                                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.5%
             585,000  Genesis HealthCare Corp., 8.00%, 10/15/13(3)                                    624,488
             750,000  HCA Inc., 6.50%, 2/15/16(1)                                                     642,188
           1,000,000  HCA Inc., 9.25%, 11/15/16 (Acquired 11/9/06 - 2/28/07, Cost
                      $1,026,563)(2)                                                                1,081,249
             500,000  HealthSouth Corp., 10.75%, 6/15/16 (Acquired 6/9/06- 1/11/07, Cost
                      $517,825)(1)(2)                                                                 546,250
             500,000  Omnicare Inc., 6.125%, 6/1/13                                                   490,000
             250,000  Omnicare Inc., 6.875%, 12/15/15                                                 253,438
             150,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15 (Acquired 3/22/07,
                      Cost $150,000)(2)                                                               154,500
                                                                                                 ------------
                                                                                                    3,792,113
                                                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 6.1%
             500,000  Herbst Gaming Inc., 8.125%, 6/1/12                                              507,500
             600,000  Majestic Star Casino LLC/Majestic Star Casino Capital Corp.,
                      9.50%, 10/15/10                                                                 632,250
              34,000  Mandalay Resort Group, 9.375%, 2/15/10                                           36,805
             500,000  MGM Mirage, 8.50%, 9/15/10                                                      536,875
             300,000  MGM Mirage, 6.75%, 9/1/12                                                       299,625
             400,000  Penn National Gaming, Inc., 6.875%, 12/1/11(1)                                  402,000

Principal Amount                                                                                        Value

           $ 300,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                                   $311,494
             300,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13                                   308,458
             250,000  Six Flags Inc., 8.875%, 2/1/10(1)                                               253,125
             500,000  Six Flags Inc., 9.75%, 4/15/13(1)                                               478,750
             500,000  Trump Entertainment Resorts, Inc., 8.50%, 6/1/15(1)                             507,500
             400,000  Wimar OpCo LLC/Wimar OpCo Finance Corp., 9.625%, 12/15/14
                      (Acquired 12/14/06, Cost $400,000)(2)                                           403,500
             500,000  Wynn Las Vegas LLC, 6.625%, 12/1/14(1)                                          497,500
                                                                                                 ------------
                                                                                                    5,175,382
                                                                                                 ------------
HOUSEHOLD DURABLES -- 1.2%
             500,000  KB Home, 6.375%, 8/15/11                                                        487,247
             500,000  Sealy Mattress Co., 8.25%, 6/15/14                                              528,750
                                                                                                 ------------
                                                                                                    1,015,997
                                                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.4%
             500,000  AES Corp. (The), 8.75%, 5/15/13 (Acquired 5/1/03, Cost $500,000)(2)             535,000
             650,000  NRG Energy Inc., 7.375%, 2/1/16                                                 669,500
                                                                                                 ------------
                                                                                                    1,204,500
                                                                                                 ------------
IT SERVICES -- 1.6%
             450,000  SunGard Data Systems Inc., 9.125%, 8/15/13                                      484,875
             350,000  SunGard Data Systems Inc., 10.25%, 8/15/15(1)                                   383,688
             500,000  Tube City IMS Corp., 9.75%, 2/1/15 (Acquired 1/18/07- 1/22/07,
                      Cost $511,313)(2)                                                               522,500
                                                                                                 ------------
                                                                                                    1,391,063
                                                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
             400,000  Fisher Scientific International Inc., 6.75%, 8/15/14                            411,301
                                                                                                 ------------
MACHINERY -- 0.6%
             450,000  Rental Service Corp., 9.50%, 12/1/14 (Acquired 11/17/06, Cost
                      $454,500)(2)                                                                    481,500
              21,000  Terex Corp., 7.375%, 1/15/14                                                     21,735
                                                                                                 ------------
                                                                                                      503,235
                                                                                                 ------------
MEDIA -- 10.9%
             200,000  Cablevision Systems Corp., 8.00%, 4/15/12                                       204,000
             350,000  Cadmus Communications Corp., 8.375%, 6/15/14                                    356,125

------
21

High-Yield

Principal Amount                                                                                        Value

         $ 1,048,000  CCH I, LLC/CCH I Capital Corp., 11.00%, 10/1/15                             $ 1,092,539
           1,000,000  Cinemark Inc., VRN, 0.00%, 3/15/09(3)(4)                                        920,000
             500,000  CSC Holdings, Inc., 8.125%, 8/15/09                                             520,000
             250,000  CSC Holdings, Inc., 7.25%, 4/15/12 (Acquired 8/5/04, Cost
                      $241,250)(2)                                                                    249,375
             500,000  Dex Media Inc., 8.00%, 11/15/13                                                 526,250
             500,000  DirecTV Holdings LLC/DirecTV Financing Co., Inc., 8.375%, 3/15/13               529,375
             500,000  Echostar DBS Corp., 6.375%, 10/1/11                                             504,375
             250,000  Fisher Communications, Inc., 8.625%, 9/15/14                                    269,063
             950,000  Idearc Inc., 8.00%, 11/15/16 (Acquired 11/1/06 - 12/6/06, Cost
                      $955,938)(2)(3)                                                                 982,062
             500,000  Mediacom LLC/Mediacom Capital Corp., 9.50%, 1/15/13(1)                          516,875
             800,000  MediaNews Group, Inc., 6.875%, 10/1/13(3)                                       732,000
             650,000  Primedia Inc., 8.875%, 5/15/11(1)                                               671,125
             300,000  Primedia Inc., 8.00%, 5/15/13                                                   312,000
             850,000  R.H. Donnelley Corp., 8.875%, 1/15/16(3)                                        907,375
                                                                                                 ------------
                                                                                                    9,292,539
                                                                                                 ------------
METALS & MINING -- 1.7%
             300,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15                             323,625
             500,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(3)                         541,875
             550,000  IPSCO Inc., 8.75%, 6/1/13                                                       588,500
                                                                                                 ------------
                                                                                                    1,454,000
                                                                                                 ------------
MULTI-UTILITIES -- 1.2%
             500,000  CMS Energy Corp., 7.50%, 1/15/09(1)                                             515,625
             500,000  CMS Energy Corp., 7.75%, 8/1/10                                                 532,500
                                                                                                 ------------
                                                                                                    1,048,125
                                                                                                 ------------
OIL, GAS & CONSUMABLE FUELS -- 7.2%
             500,000  Chesapeake Energy Corp., 7.625%, 7/15/13                                        533,750
             600,000  Chesapeake Energy Corp., 7.50%, 6/15/14(1)                                      631,500
             650,000  Forest Oil Corp., 7.75%, 5/1/14(1)                                              662,999
             390,000  Magnum Hunter Resources Inc., 9.60%, 3/15/12                                    409,500

Principal Amount                                                                                        Value

           $ 400,000  Massey Energy Co., 6.625%, 11/15/10                                            $406,000
             750,000  Massey Energy Co., 6.875%, 12/15/13(3)                                          715,312
             520,000  Pacific Energy Partners L.P./Pacific Energy Finance Corp., 7.125%,
                      6/15/14                                                                         543,633
             500,000  Peabody Energy Corp., 7.375%, 11/1/16(1)                                        528,750
             500,000  Range Resources Corp., 7.375%, 7/15/13                                          513,125
             400,000  Sabine Pass LNG, L.P., 7.50%, 11/30/16 (Acquired 11/1/06, Cost
                      $400,000)(2)                                                                    404,000
             250,000  Tesoro Corp., 6.25%, 11/1/12                                                    254,688
             500,000  Williams Companies, Inc. (The), 8.125%, 3/15/12                                 546,250
                                                                                                 ------------
                                                                                                    6,149,507
                                                                                                 ------------
PAPER & FOREST PRODUCTS -- 3.1%
             400,000  Abitibi-Consolidated Inc., 6.95%, 4/1/08(1)                                     401,000
             300,000  Boise Cascade LLC, 7.125%, 10/15/14                                             298,500
             500,000  Catalyst Paper Corp., 7.375%, 3/1/14                                            486,250
             500,000  Georgia-Pacific Corp., 7.70%, 6/15/15(1)                                        515,000
             150,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired 12/13/06, Cost
                      $150,000)(2)                                                                    151,125
              21,000  Jefferson Smurfit Corp., 8.25%, 10/1/12                                          21,105
             500,000  Verso Paper Holdings LLC/Verso Paper Inc., 9.125%, 8/1/14
                      (Acquired 7/26/06- 12/4/06, Cost $511,875)(2)                                   522,500
             250,000  Verso Paper Holdings LLC/Verso Paper Inc., 11.375%, 8/1/16
                      (Acquired 1/12/07, Cost $265,000)(2)                                            263,125
                                                                                                 ------------
                                                                                                    2,658,605
                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
             400,000  Host Marriott L.P., 7.00%, 8/15/12(1)                                           409,500
             250,000  Host Marriott L.P., 6.75%, 6/1/16                                               253,125
                                                                                                 ------------
                                                                                                      662,625
                                                                                                 ------------
ROAD & RAIL -- 1.4%
             550,000  Hertz Corp., 8.875%, 1/1/14                                                     595,375
             500,000  Hertz Corp., 10.50%, 1/1/16(1)                                                  572,500
                                                                                                 ------------
                                                                                                    1,167,875
                                                                                                 ------------

------
22

High-Yield

Principal Amount                                                                                        Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
           $ 250,000  Freescale Semiconductor Inc., 8.875%, 12/15/14 (Acquired 11/16/06,
                      Cost $250,000)(1)(2)                                                           $251,563
             500,000  Freescale Semiconductor Inc., 10.125%, 12/15/16 (Acquired
                      11/16/06, Cost $500,000)(1)(2)                                                  503,750
                                                                                                 ------------
                                                                                                      755,313
                                                                                                 ------------
SPECIALTY RETAIL -- 2.5%
             250,000  Asbury Automotive Group Inc., 8.00%, 3/15/14                                    256,875
             250,000  Asbury Automotive Group Inc., 7.625%, 3/15/17 (Acquired 3/12/07,
                      Cost $250,000)(2)                                                               251,875
             600,000  Couche-Tard U.S. L.P./Couche-Tard Finance Corp., 7.50%, 12/15/13(3)             619,500
             650,000  GSC Holdings Corp., 8.00%, 10/1/12(3)                                           692,250
             350,000  Toys "R" Us, Inc., 7.375%, 10/15/18                                             302,750
                                                                                                 ------------
                                                                                                    2,123,250
                                                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.8%
             850,000  Hanesbrands Inc., VRN, 8.74%, 6/15/07, resets semiannually off the
                      6-month LIBOR plus 3.375% with no caps (Acquired 12/11/06 -
                      2/8/07, Cost $862,500)(1)(2)                                                    870,188
             625,000  Perry Ellis International, Inc., 8.875%, 9/15/13(3)                             643,750
                                                                                                 ------------
                                                                                                    1,513,938
                                                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.6%
             675,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired 8/1/06 - 10/5/06,
                      Cost $690,500)(2)(3)                                                            722,250
             400,000  United Rentals North America, Inc., 6.50%, 2/15/12                              401,000
             271,000  United Rentals North America, Inc., 7.75%, 11/15/13(1)                          279,808
                                                                                                 ------------
                                                                                                    1,403,058
                                                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.3%
             200,000  Dobson Communications Corp., 8.875%, 10/1/13(1)                                 207,000
             500,000  Nextel Communications Inc., 5.95%, 3/15/14                                      492,595
             500,000  Nextel Communications Inc., 7.375%, 8/1/15                                      517,625

Principal Amount                                                                                        Value

           $ 400,000  Nextel Partners Inc., 8.125%, 7/1/11                                           $417,836
             650,000  Rogers Wireless Inc., 7.25%, 12/15/12(3)                                        697,937
             300,000  Rogers Wireless Inc., 7.50%, 3/15/15                                            326,625
             350,000  Rural Cellular Corp., 9.75%, 1/15/10(1)                                         362,250
             300,000  Rural Cellular Corp., 9.875%, 2/1/10                                            318,000
             300,000  Syniverse Technologies Inc., 7.75%, 8/15/13                                     296,250
                                                                                                 ------------
                                                                                                    3,636,118
                                                                                                 ------------
TOTAL CORPORATE BONDS
(Cost $69,385,050)                                                                                 71,181,368
                                                                                                 ------------

Sovereign Governments & Agencies -- 3.0%

                 JPY  KfW, VRN, 0.325%, 5/8/07, resets quarterly off the 3-month JPY
         302,000,000  LIBOR minus 0.22% with no caps
(Cost $2,483,751)                                                                                   2,565,055
                                                                                                 ------------

Common Stocks -- 0.1%

Shares

HOTELS, RESTAURANTS & LEISURE -- 0.1%
               4,076  Trump Entertainment Resorts, Inc.(1)(5)
(Cost $40,020)                                                                                         73,653
                                                                                                 ------------

Temporary Cash Investments -- 12.5%

         $10,633,000  FNMA Discount Notes, 5.00%, 4/2/07(3)(6)
(Cost $10,631,523)                                                                                 10,633,000
                                                                                                 ------------

Temporary Cash Investments -- Securities Lending Collateral(7) -- 23.1%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 5.38%, dated
3/30/07, due 4/2/07 (Delivery value $19,697,421)
(Cost $19,688,594)                                                                                 19,688,594
                                                                                                 ------------
TOTAL INVESTMENT SECURITIES -- 122.4%
(Cost $102,228,938)                                                                               104,141,670
                                                                                                 ------------
OTHER ASSETS AND LIABILITIES -- (22.4)%                                                          (19,048,330)
                                                                                                 ------------
TOTAL NET ASSETS -- 100.0%                                                                       $ 85,093,340
                                                                                                 ============

------
23

High-Yield

Futures Contracts
Contracts Purchased           Expiration Date     Underlying Face Amount at Value    Unrealized Gain (Loss)

72       U.S. Treasury
         2-Year Notes            June 2007                  $14,752,125                      $40,338

26       U.S. Treasury
         5-Year Notes            June 2007                   2,750,719                       14,160
                                                            -----------                     ---------
                                                            $17,502,844                      $54,498
                                                            ===========                     =========

Contracts Sold                Expiration Date     Underlying Face Amount at Value    Unrealized Gain (Loss)

27       U.S.
         Treasury
         10-Year
         Notes                   June 2007                   $2,919,375                     $(12,084)
                                                             ==========                     =========

Swap Agreements
                                                                                             Unrealized Gain
Notional Amount     Description of Agreement                              Expiration Date        (Loss)

CREDIT DEFAULT

        $3,400,000  Pay semiannually a fixed rate equal to 1.25%
                    multiplied by the notional amount and receive from
                    Barclays Bank plc upon each default event of one of
                    the issues of Dow Jones CDX Emerging Markets 7, par
                    value of the proportional notional amount.               June 2012          $(12,360)
                                                                                               ==========

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FNMA = Federal National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Security, or a portion thereof, was on loan as of March 31, 2007.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007 was $16,514,925, which represented 19.4% of total net assets. None of the restricted securities were considered illiquid.

(3) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(4) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
March 31, 2007.

(5) Non-income producing.

(6) The rate indicated is the yield to maturity at purchase.

(7) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
24

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
25

Diversified Bond Shareholder Fee Example
                                                                   Expenses Paid
                                  Beginning         Ending            During
                                   Account         Account           Period(1)         Annualized
                                    Value           Value            10/1/06 -           Expense
                                   10/1/06         3/31/07            3/31/07           Ratio(1)

ACTUAL
Investor Class                      $1,000        $1,025.80            $3.13              0.62%
Institutional Class                 $1,000        $1,026.80            $2.12              0.42%
Advisor Class                       $1,000        $1,024.40            $4.39              0.87%
A Class                             $1,000        $1,024.50            $4.39              0.87%
B Class                             $1,000        $1,020.70            $8.16              1.62%
C Class                             $1,000        $1,020.70            $8.16              1.62%
R Class                             $1,000        $1,023.20            $5.65              1.12%

HYPOTHETICAL
Investor Class                      $1,000        $1,021.84            $3.13              0.62%
Institutional Class                 $1,000        $1,022.84            $2.12              0.42%
Advisor Class                       $1,000        $1,020.59            $4.38              0.87%
A Class                             $1,000        $1,020.59            $4.38              0.87%
B Class                             $1,000        $1,016.85            $8.15              1.62%
C Class                             $1,000        $1,016.85            $8.15              1.62%
R Class                             $1,000        $1,019.35            $5.64              1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
26

High-Yield Shareholder Fee Example
                                                                       Expenses Paid
                                  Beginning           Ending              During
                                   Account           Account             Period(1)         Annualized
                                    Value             Value              10/1/06 -           Expense
                                   10/1/06           3/31/07              3/31/07           Ratio(1)

ACTUAL
Investor Class
(after waiver)(2)                   $1,000          $1,057.20              $4.10              0.80%
Investor Class
(before waiver)                     $1,000         $1,057.20(3)            $4.46              0.87%
Institutional Class
(after waiver)(2)                   $1,000          $1,058.30              $3.08              0.60%
Institutional Class
(before waiver)                     $1,000         $1,058.30(3)            $3.44              0.67%
Advisor Class
(after waiver)(2)                   $1,000          $1,055.90              $5.38              1.05%
Advisor Class
(before waiver)                     $1,000         $1,055.90(3)            $5.74              1.12%
A Class
(after waiver)(2)                   $1,000          $1,055.90              $5.38              1.05%
A Class
(before waiver)                     $1,000         $1,055.90(3)            $5.74              1.12%
B Class
(after waiver)(2)                   $1,000          $1,052.00              $9.21              1.80%
B Class
(before waiver)                     $1,000         $1,052.00(3)            $9.57              1.87%
C Class
(after waiver)(2)                   $1,000          $1,052.00              $9.21              1.80%
C Class
(before waiver)                     $1,000         $1,052.00(3)            $9.57              1.87%
R Class
(after waiver)(2)                   $1,000          $1,054.60              $6.66              1.30%
R Class
(before waiver)                     $1,000         $1,054.60(3)            $7.02              1.37%

HYPOTHETICAL
Investor Class
(after waiver)(2)                   $1,000          $1,020.94              $4.03              0.80%
Investor Class
(before waiver)                     $1,000          $1,020.59              $4.38              0.87%
Institutional Class
(after waiver)(2)                   $1,000          $1,021.94              $3.02              0.60%
Institutional Class
(before waiver)                     $1,000          $1,021.59              $3.38              0.67%
Advisor Class
(after waiver)(2)                   $1,000          $1,019.70              $5.29              1.05%
Advisor Class
(before waiver)                     $1,000          $1,019.35              $5.64              1.12%
A Class
(after waiver)(2)                   $1,000          $1,019.70              $5.29              1.05%
A Class
(before waiver)                     $1,000          $1,019.35              $5.64              1.12%
B Class
(after waiver)(2)                   $1,000          $1,015.96              $9.05              1.80%
B Class
(before waiver)                     $1,000          $1,015.61              $9.40              1.87%
C Class
(after waiver)(2)                   $1,000          $1,015.96              $9.05              1.80%
C Class
(before waiver)                     $1,000          $1,015.61              $9.40              1.87%
R Class
(after waiver)(2)                   $1,000          $1,018.45              $6.54              1.30%
R Class
(before waiver)                     $1,000          $1,018.10              $6.89              1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended March 31, 2007, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
27

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
                                                                           Diversified Bond        High-Yield
ASSETS

Investment securities, at value (cost of $928,910,515 and
$82,540,344, respectively) -- including $222,073,551 and $18,876,085
of securities on loan, respectively                                           $ 929,515,548       $84,453,076

Investments made with cash collateral received for securities on
loan, at value (cost of $225,268,718 and $19,688,594, respectively)             225,268,718        19,688,594
                                                                              -------------       -----------

Total investment securities, at value (cost of $1,154,179,233 and
$102,228,938, respectively)                                                   1,154,784,266       104,141,670

Receivable for investments sold                                                   2,060,689           564,000

Receivable for capital shares sold                                                       --            48,300

Receivable for variation margin on futures contracts                                 87,813            33,375

Unrealized appreciation on swap agreements                                          605,797                --

Interest receivable                                                               5,630,816         1,533,841
                                                                              -------------       -----------
                                                                              1,163,169,381       106,321,186
                                                                              -------------       -----------

LIABILITIES

Disbursements in excess of demand deposit cash                                    1,786,250         1,005,947

Payable for collateral received for securities on loan                          225,268,718        19,688,594

Payable for investments purchased                                               134,963,357           150,355

Payable for capital shares redeemed                                                      60            27,602

Unrealized depreciation on swap agreements                                          129,447            12,360

Accrued management fees                                                             348,350            54,108

Distribution fees payable                                                             3,019             2,277

Service fees (and distribution fees -- A Class and R Class) payable                   3,161             3,227

Dividends payable                                                                 1,927,750           283,376
                                                                              -------------       -----------
                                                                                364,430,112        21,227,846
                                                                              -------------       -----------

NET ASSETS                                                                    $ 798,739,269       $85,093,340
                                                                              =============       ===========

See Notes to Financial Statements.

------
28

MARCH 31, 2007
                                                                         Diversified Bond          High-Yield
NET ASSETS CONSIST OF:

Capital paid in                                                              $805,067,708         $96,010,977

Accumulated net investment loss                                                 (163,172)             (1,359)

Accumulated net realized loss on investment transactions                      (7,631,469)        (12,870,782)

Net unrealized appreciation on investments                                      1,466,202           1,954,504
                                                                             ------------        ------------
                                                                             $798,739,269         $85,093,340
                                                                             ============        ============

INVESTOR CLASS
Net assets                                                                   $394,346,066         $51,717,428
Shares outstanding                                                             39,342,955           7,982,647
Net asset value per share                                                          $10.02               $6.48

INSTITUTIONAL CLASS
Net assets                                                                   $389,828,920         $18,177,108
Shares outstanding                                                             38,892,287           2,805,658
Net asset value per share                                                          $10.02               $6.48

ADVISOR CLASS
Net assets                                                                     $3,405,231            $900,211
Shares outstanding                                                                339,732             138,949
Net asset value per share                                                          $10.02               $6.48

A CLASS
Net assets                                                                     $7,609,158         $10,911,208
Shares outstanding                                                                759,147           1,684,152
Net asset value per share                                                          $10.02               $6.48
Maximum offering price
(net asset value divided by 0.955)                                                 $10.49               $6.79

B CLASS
Net assets                                                                       $805,842          $1,357,741
Shares outstanding                                                                 80,397             209,569
Net asset value per share                                                          $10.02               $6.48

C CLASS
Net assets                                                                     $2,717,748          $2,001,514
Shares outstanding                                                                271,143             308,936
Net asset value per share                                                          $10.02               $6.48

R CLASS
Net assets                                                                        $26,304             $28,130
Shares outstanding                                                                  2,624               4,342
Net asset value per share                                                          $10.02               $6.48

See Notes to Financial Statements.

------
29

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007
                                                                            Diversified Bond       High-Yield
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                         $36,997,881       $5,561,173

Securities lending                                                                   121,754           23,958
                                                                                 -----------       ----------
                                                                                  37,119,635        5,585,131
                                                                                 -----------       ----------

EXPENSES:

Management fees                                                                    3,582,923          616,422

Distribution fees:

 Advisor Class                                                                        11,672            1,515

 B Class                                                                               6,262            9,200

 C Class                                                                              18,068           14,759

Service fees:

 Advisor Class                                                                        11,672            1,515

 B Class                                                                               2,087            3,067

 C Class                                                                               6,022            4,920

Distribution and service fees:

 A Class                                                                              18,043           27,972

 R Class                                                                                 127              131

Trustees' fees and expenses                                                           27,711            2,867
Other expenses                                                                         1,175              122
                                                                                 -----------       ----------
                                                                                   3,685,762          682,490
Amount waived                                                                             --         (58,626)
                                                                                 -----------       ----------
                                                                                   3,685,762          623,864
                                                                                 -----------       ----------

NET INVESTMENT INCOME (LOSS)                                                      33,433,873        4,961,267
                                                                                 -----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment and foreign currency transactions                                     (1,992,414)          124,330

Futures and swaps transactions                                                   (1,028,423)        (106,606)
                                                                                 -----------       ----------
                                                                                 (3,020,837)           17,724
                                                                                 -----------       ----------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments and translation of assets and liabilities in foreign
currencies                                                                        11,350,596        1,114,132

Futures and swaps                                                                    800,575           40,828
                                                                                 -----------       ----------
                                                                                  12,151,171        1,154,960
                                                                                 -----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                            9,130,334        1,172,684
                                                                                 -----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $42,564,207       $6,133,951
                                                                                 ===========       ==========

See Notes to Financial Statements.

------
30

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
                                                        Diversified Bond                           High-Yield
Increase (Decrease) in Net
Assets                                          2007                2006               2007              2006

OPERATIONS

Net investment income (loss)            $ 33,433,873        $ 25,984,480        $ 4,961,267       $ 4,302,756

Net realized gain (loss)                 (3,020,837)         (5,011,899)             17,724          (15,073)

Change in net unrealized
appreciation (depreciation)               12,151,171         (9,619,678)          1,154,960         (403,901)
                                        ------------        ------------        -----------       -----------
Net increase (decrease) in net
assets resulting from operations          42,564,207          11,352,903          6,133,951         3,883,782
                                        ------------        ------------        -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                         (13,796,392)         (8,278,499)        (3,048,546)       (2,727,023)

 Institutional Class                    (18,990,587)        (17,369,743)          (947,906)         (419,682)

 Advisor Class                             (202,222)           (210,522)           (38,759)          (26,097)

 A Class                                   (313,123)           (236,977)          (717,605)         (888,500)

 B Class                                    (29,896)            (23,055)           (69,352)          (68,092)

 C Class                                    (85,835)            (43,329)          (111,418)         (172,294)

 R Class                                     (1,039)               (621)            (1,617)           (1,068)
                                        ------------        ------------        -----------       -----------
Decrease in net assets from
distributions                           (33,419,094)        (26,162,746)        (4,935,203)       (4,302,756)
                                        ------------        ------------        -----------       -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                             109,144,189         166,070,874         17,128,138         3,061,218
                                        ------------        ------------        -----------       -----------

NET INCREASE (DECREASE) IN NET
ASSETS                                   118,289,302         151,261,031         18,326,886         2,642,244

NET ASSETS

Beginning of period                      680,449,967         529,188,936         66,766,454        64,124,210
                                        ------------        ------------        -----------       -----------
End of period                           $798,739,269        $680,449,967        $85,093,340       $66,766,454
                                        ============        ============        ===========       ===========

Accumulated net investment loss           $(163,172)                  --           $(1,359)                --
                                        ============        ============        ===========       ===========

See Notes to Financial Statements.

------
31

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Diversified Bond Fund (Diversified Bond) and
High-Yield Fund (High-Yield) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. Diversified Bond's investment objective is to seek a high level of income by investing in non-money market debt securities. High-Yield's investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class, the C Class
and the R Class. The A Class may incur an initial sales charge. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. The funds are closed to new self-directed retail investors. Sale of the funds' R Class commenced on July
29, 2005.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
32

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

TRACERS(SM)/TRAINS(SM) -- The funds may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable each fund to be more diversified by owning a single security.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to

------
33

obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2925% to 0.4100% for
Diversified Bond and from 0.5425% to 0.6600% for High-Yield. The rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less and the Advisor
Class is 0.2500% less at each point within the Complex Fee range. For the period from July 29, 2005 through July 31, 2006, ACIM voluntarily agreed to waive 0.095% of its management fee for High-Yield. Effective August 1, 2006,
ACIM voluntarily agreed to waive 0.071% of its management fee for High-Yield.
The total amount of the waiver for the year ended March 31, 2007, was $36,098,
$10,685, $464, $8,838, $963, $1,557 and $21 for the Investor Class,
Institutional Class, Advisor Class, A Class, B Class, C Class and R Class,
respectively. The fee waiver may be revised or terminated at any time without notice.

The effective annual management fee for each class of each fund for the year ended March 31, 2007, was as follows:

                                              Investor, A, B, C & R          Institutional       Advisor
Diversified Bond                                      0.62%                      0.42%            0.37%
High-Yield (before waiver)                            0.87%                      0.67%            0.62%
High-Yield (after waiver)                             0.79%                      0.59%            0.54%

------
34

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution fee of 0.25%
and service fee of 0.25%. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B
Class and the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R
Class shares. Fees incurred under the plans during the year ended March 31,
2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. American Century Asset Allocation
Portfolios, Inc. (ACAAP) owns 33% and 52% of the shares of Diversified Bond and High-Yield, respectively. ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2007, were as follows:

                                                                        Diversified Bond        High-Yield
PURCHASES

U.S. Treasury & Government Agency Obligations                            $2,150,000,327             --

Investment securities other than U.S. Treasury & Government Agency
Obligations                                                               $209,412,112         $38,174,021

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations                            $2,005,083,587          $994,118

Investment securities other than U.S. Treasury & Government Agency
Obligations                                                               $183,309,858         $27,959,814

For the year ended March 31, 2007, Diversified Bond incurred net realized losses of $1,823,747 from a redemption in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

------
35

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

Diversified Bond
                                             Year ended March 31, 2007           Year ended March 31, 2006(1)
                                           Shares               Amount             Shares              Amount

INVESTOR CLASS

Sold                                   19,083,598         $189,679,584          7,808,708        $ 78,850,698

Issued in reinvestment of
distributions                             551,974            5,481,168            536,988           5,426,621

Redeemed                              (3,072,427)         (30,463,768)        (3,422,528)        (34,610,361)
                                     ------------        -------------        -----------        ------------
                                       16,563,145          164,696,984          4,923,168          49,666,958
                                     ------------        -------------        -----------        ------------

INSTITUTIONAL CLASS

Sold                                   12,690,857          125,229,593         16,101,487         162,621,605

Issued in reinvestment of
distributions                             785,190            7,795,930            697,667           7,047,145

Redeemed                             (19,152,457)        (188,236,458)        (5,519,540)        (55,648,083)
                                     ------------        -------------        -----------        ------------
                                      (5,676,410)         (55,210,935)         11,279,614         114,020,667
                                     ------------        -------------        -----------        ------------

ADVISOR CLASS

Sold                                      121,547            1,207,066            295,210           2,979,735

Issued in reinvestment of
distributions                              18,205              180,700             19,229             194,316

Redeemed                                (370,803)          (3,680,623)          (280,450)         (2,830,313)
                                     ------------        -------------        -----------        ------------
                                        (231,051)          (2,292,857)             33,989             343,738
                                     ------------        -------------        -----------        ------------

A CLASS

Sold                                      359,978            3,569,345            374,541           3,796,765

Issued in reinvestment of
distributions                              27,435              272,444             20,028             201,978

Redeemed                                (329,552)          (3,266,681)          (192,740)         (1,946,128)
                                     ------------        -------------        -----------        ------------
                                           57,861              575,108            201,829           2,052,615
                                     ------------        -------------        -----------        ------------

B CLASS

Sold                                       30,434              301,436             15,070             152,344

Issued in reinvestment of
distributions                               2,190               21,749              1,836              18,547

Redeemed                                 (28,058)            (279,528)           (15,588)           (157,463)
                                     ------------        -------------        -----------        ------------
                                            4,566               43,657              1,318              13,428
                                     ------------        -------------        -----------        ------------

C CLASS

Sold                                      209,537            2,057,287             60,295             610,099

Issued in reinvestment of
distributions                               6,593               65,583              2,887              29,170

Redeemed                                 (79,977)            (791,675)           (68,596)           (691,426)
                                     ------------        -------------        -----------        ------------
                                          136,153            1,331,195            (5,414)            (52,157)
                                     ------------        -------------        -----------        ------------

R CLASS

Sold                                           --                   --              2,458              25,005

Issued in reinvestment of
distributions                                 104                1,037                 62                 620
                                     ------------        -------------        -----------        ------------
                                              104                1,037              2,520              25,625
                                     ------------        -------------        -----------        ------------
Net increase (decrease)                10,854,368         $109,144,189         16,437,024        $166,070,874
                                     ============        =============        ===========        ============

(1) July 29, 2005 (commencement of sale) through March 31, 2006 for R Class.

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36

High-Yield
                                             Year ended March 31, 2007           Year ended March 31, 2006(1)
                                            Shares              Amount             Shares              Amount

INVESTOR CLASS

Sold                                     3,955,742        $ 25,227,656          2,180,349        $ 13,942,540

Issued in reinvestment of
distributions                              219,459           1,396,011            279,573           1,789,818

Redeemed                               (2,877,431)        (18,220,571)        (2,117,976)        (13,561,048)
                                       -----------        ------------        -----------        ------------
                                         1,297,770           8,403,096            341,946           2,171,310
                                       -----------        ------------        -----------        ------------

INSTITUTIONAL CLASS

Sold                                     1,774,286          11,314,912          1,066,108           6,808,122

Issued in reinvestment of
distributions                                8,236              53,017                293               1,878

Redeemed                                 (448,137)         (2,872,655)           (65,384)           (417,123)
                                       -----------        ------------        -----------        ------------
                                         1,334,385           8,495,274          1,001,017           6,392,877
                                       -----------        ------------        -----------        ------------

ADVISOR CLASS

Sold                                        93,171             593,364             22,380             143,515

Issued in reinvestment of
distributions                                4,098              26,222              1,400               8,962

Redeemed                                  (22,040)           (141,034)           (20,011)           (128,011)
                                       -----------        ------------        -----------        ------------
                                            75,229             478,552              3,769              24,466
                                       -----------        ------------        -----------        ------------

A CLASS

Sold                                       613,956           3,907,488            557,021           3,569,732

Issued in reinvestment of
distributions                               99,327             632,705            124,590             797,794

Redeemed                                 (799,098)         (5,095,378)        (1,327,233)         (8,503,116)
                                       -----------        ------------        -----------        ------------
                                          (85,815)           (555,185)          (645,622)         (4,135,590)
                                       -----------        ------------        -----------        ------------

B CLASS

Sold                                        32,561             207,334             32,108             205,702

Issued in reinvestment of
distributions                                6,257              39,884              6,435              41,186

Redeemed                                  (14,471)            (92,149)           (25,271)           (161,726)
                                       -----------        ------------        -----------        ------------
                                            24,347             155,069             13,272              85,162
                                       -----------        ------------        -----------        ------------

C CLASS

Sold                                       130,824             831,650             84,511             542,886

Issued in reinvestment of
distributions                                5,694              36,239              7,368              47,183

Redeemed                                 (113,320)           (718,696)          (327,746)         (2,093,146)
                                       -----------        ------------        -----------        ------------
                                            23,198             149,193          (235,867)         (1,503,077)
                                       -----------        ------------        -----------        ------------

R CLASS

Sold                                            82                 527              3,840              25,003

Issued in reinvestment of
distributions                                  253               1,612                167               1,067
                                       -----------        ------------        -----------        ------------
                                               335               2,139              4,007              26,070
                                       -----------        ------------        -----------        ------------
Net increase (decrease)                  2,669,449        $ 17,128,138            482,522         $ 3,061,218
                                       ===========        ============        ===========        ============

(1) July 29, 2005 (commencement of sale) through March 31, 2006 for R Class.

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37

5. SECURITIES LENDING

As of March 31, 2007, securities in Diversified Bond and High-Yield valued at
$222,073,551 and $18,876,085, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total value of all collateral received, at this date, was $227,233,062 and
$19,688,594, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended
March 31, 2007.

7. RISK FACTORS

High-Yield invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 were as follows:

                                               Diversified Bond                       High-Yield
                                           2007               2006              2007             2006
DISTRIBUTIONS PAID FROM

Ordinary income                            $33,419,094     $26,162,746       $4,935,203       $4,302,756

Long-term capital gains                             --         --                --               --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications, which reflect character differences primarily related to federal income tax treatment of a redemption in kind, paydown losses and income, expense and gain (loss) settlements on swap agreements, were as follows:

                                                             Diversified Bond        High-Yield

Capital paid in                                                $(1,897,834)              --

Undistributed net investment income                             $(177,951)            $(27,423)

Accumulated net realized loss                                   $2,175,599             $26,479

Unrealized appreciation (depreciation)                           $(99,814)              $944

------
38

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                        Diversified Bond           High-Yield

Federal tax cost of investments                                           $1,154,204,712         $102,228,938
                                                                          ==============         ============

Gross tax appreciation of investments                                        $ 4,029,691           $2,208,127

Gross tax depreciation of investments                                        (3,450,137)            (295,395)
                                                                          --------------         ------------
Net tax appreciation (depreciation) of investments                             $ 579,554           $1,912,732
                                                                          ==============         ============
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies                     $334,296              $ (640)
                                                                          --------------         ------------
Net tax appreciation (depreciation)                                             $913,850           $1,912,092
                                                                          ==============         ============

Accumulated net investment loss                                               $(163,172)             $(1,359)

Accumulated capital losses                                                  $(7,079,117)        $(12,828,370)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

                            2009                2010                 2013              2014               2015
Diversified Bond             --                  --              $(1,154,579)       $(591,687)        $(5,332,851)

High-Yield              $(2,522,625)        $(10,290,681)             --             $(15,064)             --

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

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39

FINANCIAL HIGHLIGHTS
Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                                2007          2006          2005           2004          2003
PER-SHARE DATA

Net Asset Value, Beginning of Period           $9.89        $10.10        $10.49         $10.47         $9.98
                                            --------      --------      --------       --------      --------
Income From Investment Operations

 Net Investment
 Income (Loss)                               0.45(1)       0.41(1)       0.33(1)        0.36(1)          0.48

 Net Realized and
 Unrealized Gain (Loss)                         0.13        (0.21)        (0.27)           0.14          0.49
                                            --------      --------      --------       --------      --------
 Total From
 Investment Operations                          0.58          0.20          0.06           0.50          0.97
                                            --------      --------      --------       --------      --------
Distributions

 From Net
 Investment Income                            (0.45)        (0.41)        (0.34)         (0.37)        (0.48)

 From Net
 Realized Gains                                   --            --        (0.11)         (0.11)            --
                                            --------      --------      --------       --------      --------
 Total Distributions                          (0.45)        (0.41)        (0.45)         (0.48)        (0.48)
                                            --------      --------      --------       --------      --------
Net Asset Value,
End of Period                                 $10.02         $9.89        $10.10         $10.49        $10.47
                                            ========      ========      ========       ========      ========

TOTAL RETURN(2)                                6.05%         1.97%         0.63%          4.92%         9.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                             0.62%         0.62%         0.63%          0.64%         0.64%

Ratio of Net Investment Income
(Loss) to Average Net Assets                   4.58%         4.04%         3.25%          3.38%         4.67%

Portfolio Turnover Rate                         323%          341%          386%           324%          151%

Net Assets, End of Period (in
thousands)                                  $394,346      $225,187      $180,346       $177,791      $198,835

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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40

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                                2007          2006          2005           2004          2003
PER-SHARE DATA

Net Asset Value, Beginning of Period           $9.89        $10.10        $10.49         $10.47         $9.98
                                            --------      --------      --------       --------      --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                               0.47(1)       0.43(1)       0.35(1)        0.38(1)          0.50

 Net Realized and
 Unrealized Gain (Loss)                         0.13        (0.21)        (0.27)           0.14          0.49
                                            --------      --------      --------       --------      --------
 Total From
 Investment Operations                          0.60          0.22          0.08           0.52          0.99
                                            --------      --------      --------       --------      --------
Distributions

 From Net
 Investment Income                            (0.47)        (0.43)        (0.36)         (0.39)        (0.50)

 From Net
 Realized Gains                                   --            --        (0.11)         (0.11)            --
                                            --------      --------      --------       --------      --------
 Total Distributions                          (0.47)        (0.43)        (0.47)         (0.50)        (0.50)
                                            --------      --------      --------       --------      --------
Net Asset Value,
End of Period                                 $10.02         $9.89        $10.10         $10.49        $10.47
                                            ========      ========      ========       ========      ========

TOTAL RETURN(2)                                6.26%         2.17%         0.83%          5.13%        10.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                             0.42%         0.42%         0.43%          0.44%         0.44%

Ratio of Net Investment Income
(Loss) to Average Net Assets                   4.78%         4.24%         3.45%          3.58%         4.87%

Portfolio Turnover Rate                         323%          341%          386%           324%          151%

Net Assets, End of Period (in
thousands)                                  $389,829      $440,579      $336,207       $309,579      $281,998

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
41

Diversified Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                                     2007         2006         2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                                 $9.89       $10.10       $10.49       $10.47        $9.98
                                                  -------      -------      -------      -------      -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                                    0.43(1)      0.38(1)      0.31(1)      0.33(1)         0.46

 Net Realized and
 Unrealized Gain (Loss)                              0.13       (0.21)       (0.28)         0.14         0.49
                                                  -------      -------      -------      -------      -------
 Total From
 Investment Operations                               0.56         0.17         0.03         0.47         0.95
                                                  -------      -------      -------      -------      -------
Distributions

 From Net Investment Income                        (0.43)       (0.38)       (0.31)       (0.34)       (0.46)

 From Net Realized Gains                               --           --       (0.11)       (0.11)           --
                                                  -------      -------      -------      -------      -------
 Total Distributions                               (0.43)       (0.38)       (0.42)       (0.45)       (0.46)
                                                  -------      -------      -------      -------      -------
Net Asset Value,
End of Period                                      $10.02        $9.89       $10.10       $10.49       $10.47
                                                  =======      =======      =======      =======      =======

TOTAL RETURN(2)                                     5.77%        1.72%        0.38%        4.66%        9.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                              0.87%        0.87%        0.88%        0.89%        0.89%

Ratio of Net Investment Income (Loss) to
Average Net Assets                                  4.33%        3.79%        3.00%        3.13%        4.42%

Portfolio Turnover Rate                              323%         341%         386%         324%         151%

Net Assets, End of Period (in thousands)           $3,405       $5,642       $5,421       $7,107      $11,567

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
42

Diversified Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                    2007         2006         2005         2004       2003(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                                $9.89       $10.10       $10.49       $10.47        $10.40
                                                 -------      -------      -------      -------       -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                                   0.43(2)      0.39(2)      0.31(2)      0.33(2)          0.06

 Net Realized and
 Unrealized Gain (Loss)                             0.13       (0.22)       (0.28)         0.14          0.07
                                                 -------      -------      -------      -------       -------
 Total From
 Investment Operations                              0.56         0.17         0.03         0.47          0.13
                                                 -------      -------      -------      -------       -------
Distributions

 From Net Investment Income                       (0.43)       (0.38)       (0.31)       (0.34)        (0.06)

 From Net Realized Gains                              --           --       (0.11)       (0.11)            --
                                                 -------      -------      -------      -------       -------
 Total Distributions                              (0.43)       (0.38)       (0.42)       (0.45)        (0.06)
                                                 -------      -------      -------      -------       -------
Net Asset Value,
End of Period                                     $10.02        $9.89       $10.10       $10.49        $10.47
                                                 =======      =======      =======      =======       =======

TOTAL RETURN(3)                                    5.79%        1.72%        0.38%        4.65%         1.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                             0.87%        0.87%        0.88%        0.89%      0.88%(4)

Ratio of Net Investment Income (Loss) to
Average Net Assets                                 4.33%        3.79%        3.00%        3.13%      3.69%(4)

Portfolio Turnover Rate                             323%         341%         386%         324%       151%(5)

Net Assets, End of Period (in thousands)          $7,609       $6,932       $5,044       $3,625          $294

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
43

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                2007         2006         2005         2004           2003(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                            $9.89       $10.10       $10.49       $10.47            $10.40
                                             -------      -------      -------      -------           -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                               0.35(2)      0.31(2)      0.23(2)      0.26(2)              0.05

 Net Realized and
 Unrealized Gain (Loss)                         0.13       (0.21)       (0.27)         0.14              0.07
                                             -------      -------      -------      -------           -------
 Total From
 Investment Operations                          0.48         0.10       (0.04)         0.40              0.12
                                             -------      -------      -------      -------           -------
Distributions

 From Net
 Investment Income                            (0.35)       (0.31)       (0.24)       (0.27)            (0.05)

 From Net Realized Gains                          --           --       (0.11)       (0.11)                --
                                             -------      -------      -------      -------           -------
 Total Distributions                          (0.35)       (0.31)       (0.35)       (0.38)            (0.05)
                                             -------      -------      -------      -------           -------
Net Asset Value,
End of Period                                 $10.02        $9.89       $10.10       $10.49            $10.47
                                             =======      =======      =======      =======           =======

TOTAL RETURN(3)                                5.00%        0.96%      (0.37)%        3.87%             1.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                             1.62%        1.62%        1.63%        1.64%       1.61%(4)(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          3.58%        3.04%        2.25%        2.38%       2.98%(4)(5)

Portfolio Turnover Rate                         323%         341%         386%         324%           151%(6)

Net Assets, End of Period (in
thousands)                                      $806         $750         $753         $615               $84

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the period ended March 31, 2003, the distributor voluntarily waived a portion of its distribution and service fees. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been
1.63% and 2.96%, respectively.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
44

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                    2007         2006         2005         2004       2003(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                                $9.89       $10.10       $10.49       $10.47        $10.40
                                                 -------      -------      -------      -------       -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                                   0.35(2)      0.31(2)      0.23(2)      0.28(2)          0.05

 Net Realized and
 Unrealized Gain (Loss)                             0.13       (0.21)       (0.27)         0.14          0.07
                                                 -------      -------      -------      -------       -------
 Total From
 Investment Operations                              0.48         0.10       (0.04)         0.42          0.12
                                                 -------      -------      -------      -------       -------
Distributions

 From Net Investment Income                       (0.35)       (0.31)       (0.24)       (0.29)        (0.05)

 From Net Realized Gains                              --           --       (0.11)       (0.11)            --
                                                 -------      -------      -------      -------       -------
 Total Distributions                              (0.35)       (0.31)       (0.35)       (0.40)        (0.05)
                                                 -------      -------      -------      -------       -------
Net Asset Value,
End of Period                                     $10.02        $9.89       $10.10       $10.49        $10.47
                                                 =======      =======      =======      =======       =======

TOTAL RETURN(3)                                    4.99%        0.96%      (0.37)%        4.07%         1.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                             1.62%        1.62%        1.63%        1.47%      1.38%(4)

Ratio of Net Investment Income (Loss) to
Average Net Assets                                 3.58%        3.04%        2.25%        2.55%      3.23%(4)

Portfolio Turnover Rate                             323%         341%         386%         324%       151%(5)

Net Assets, End of Period (in thousands)          $2,718       $1,334       $1,418       $1,347          $342

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
45

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                         2007         2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                                    $9.89          $10.17
                                                                                      -------         -------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                                         0.40            0.25

 Net Realized and Unrealized Gain (Loss)                                                 0.13          (0.28)
                                                                                      -------         -------
 Total From Investment Operations                                                        0.53          (0.03)
                                                                                      -------         -------
Distributions

 From Net Investment Income                                                            (0.40)          (0.25)
                                                                                      -------         -------
Net Asset Value, End of Period                                                         $10.02           $9.89
                                                                                      =======         =======

TOTAL RETURN(3)                                                                         5.52%         (0.33)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                       1.12%        1.12%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                                                   4.08%        3.68%(4)

Portfolio Turnover Rate                                                                  323%         341%(5)

Net Assets, End of Period (in thousands)                                                  $26             $25

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

------
46

High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                     2007          2006          2005         2004       2003(1)         2002
PER-SHARE DATA

Net Asset Value, Beginning
of Period                           $6.38         $6.42         $6.55        $6.13         $5.76        $6.18
                                 --------      --------       -------      -------      --------      -------
Income From Investment
Operations

 Net Investment
 Income (Loss)                       0.42          0.43          0.46         0.50          0.18         0.52

 Net Realized
 and Unrealized
 Gain (Loss)                         0.10        (0.04)        (0.13)         0.42          0.37       (0.42)
                                 --------      --------       -------      -------      --------      -------
 Total From
 Investment
 Operations                          0.52          0.39          0.33         0.92          0.55         0.10
                                 --------      --------       -------      -------      --------      -------
Distributions

 From Net
 Investment
 Income                            (0.42)        (0.43)        (0.46)       (0.50)        (0.18)       (0.52)
                                 --------      --------       -------      -------      --------      -------
Net Asset Value,
End of Period                       $6.48         $6.38         $6.42        $6.55         $6.13        $5.76
                                 ========      ========       =======      =======      ========      =======

TOTAL RETURN(2)                     8.54%         6.29%         5.17%       15.53%         9.61%        1.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                           0.79%(3)      0.81%(3)         0.88%        0.89%      0.88%(4)        0.90%

Ratio of Operating
Expenses to Average Net
Assets (Before Expense
Waiver)                             0.87%         0.87%         0.88%        0.89%      0.88%(4)        0.90%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                       6.69%(3)      6.74%(3)         7.04%        7.82%      7.22%(4)        8.37%

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before Expense
Waiver)                             6.61%         6.68%         7.04%        7.82%      7.22%(4)        8.37%

Portfolio Turnover Rate               45%           40%           64%          80%            9%          80%

Net Assets, End of Period
(in thousands)                    $51,717       $42,650       $40,746      $54,074       $78,223      $50,287

(1) November 1, 2002 through March 31, 2003. The fund's fiscal year was changed from October 31 to March 31, resulting in a five-month annual reporting period. For the years before 2003, the fund's fiscal year end was
October 31.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

------
47

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                            2007           2006       2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                       $6.38          $6.42         $6.43
                                                                        --------       --------      --------
Income From Investment Operations

 Net Investment Income (Loss)                                               0.44           0.44          0.30

 Net Realized and Unrealized Gain (Loss)                                    0.10         (0.04)        (0.01)
                                                                        --------       --------      --------
 Total From Investment Operations                                           0.54           0.40          0.29
                                                                        --------       --------      --------
Distributions

 From Net Investment Income                                               (0.44)         (0.44)        (0.30)
                                                                        --------       --------      --------
Net Asset Value, End of Period                                             $6.48          $6.38         $6.42
                                                                        ========       ========      ========

TOTAL RETURN(2)                                                            8.76%          6.50%         4.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                       0.59%(3)       0.61%(3)      0.68%(4)

Ratio of Operating Expenses to Average Net Assets (Before Expense
Waiver)                                                                    0.67%          0.67%      0.68%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets             6.89%(3)       6.94%(3)      4.37%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets
(Before Expense Waiver)                                                    6.81%          6.88%      4.37%(4)

Portfolio Turnover Rate                                                      45%            40%        64%(5)

Net Assets, End of Period (in thousands)                                 $18,177         $9,387        $3,021

(1) August 2, 2004 (commencement of sale) through March 31, 2005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for its year ended March 31, 2005.

See Notes to Financial Statements.

------
48

High-Yield

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                2007           2006       2005           2004           2003(1)        2002(2)
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                         $6.38          $6.42      $6.55          $6.13             $5.76          $6.22
                            --------       --------     ------       --------          --------       --------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                         0.41           0.42       0.44           0.49              0.18           0.30

 Net Realized
 and
 Unrealized
 Gain (Loss)                    0.10         (0.04)     (0.13)           0.42              0.37         (0.46)
                            --------       --------     ------       --------          --------       --------
 Total From
 Investment
 Operations                     0.51           0.38       0.31           0.91              0.55         (0.16)
                            --------       --------     ------       --------          --------       --------
Distributions

 From Net
 Investment
 Income                       (0.41)         (0.42)     (0.44)         (0.49)            (0.18)         (0.30)
                            --------       --------     ------       --------          --------       --------
Net Asset
Value, End
of Period                      $6.48          $6.38      $6.42          $6.55             $6.13          $5.76
                            ========       ========     ======       ========          ========       ========

TOTAL RETURN(3)                8.27%          6.02%      4.91%         15.35%             9.63%        (2.72)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                  1.04%(4)       1.06%(4)      1.13%       1.12%(5)       0.84%(5)(6)       1.15%(6)

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                1.12%          1.12%      1.13%          1.14%          1.13%(6)       1.15%(6)

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                      6.44%(4)       6.49%(4)      6.79%       7.59%(5)       7.27%(5)(6)       7.63%(6)

Ratio of Net
Investment Income
(Loss) to Average Net
Assets (Before
Expense Waiver)                6.36%          6.43%      6.79%          7.57%          6.98%(6)       7.63%(6)

Portfolio Turnover
Rate                             45%            40%        64%            80%                9%         80%(7)

Net Assets, End of
Period (in thousands)           $900           $407       $385           $242                $1             $4

(1) November 1, 2002 through March 31, 2003. The fund's fiscal year was changed from October 31 to March 31, resulting in a five-month annual reporting period.

(2) March 8, 2002 (commencement of sale) through October 31, 2002.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) During the period ended March 31, 2003 and the year ended March 31, 2004, the distributor voluntarily waived a portion of its distribution and service fees.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
49

High-Yield

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                  2007          2006          2005         2004       2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $6.38         $6.42         $6.55        $6.13         $5.98
                                              --------      --------       -------      -------      --------
Income From Investment Operations

 Net Investment
 Income (Loss)                                    0.41          0.42          0.44         0.49          0.07

 Net Realized and
 Unrealized Gain (Loss)                           0.10        (0.04)        (0.13)         0.42          0.15
                                              --------      --------       -------      -------      --------
 Total From Investment
 Operations                                       0.51          0.38          0.31         0.91          0.22
                                              --------      --------       -------      -------      --------
Distributions

 From Net
 Investment Income                              (0.41)        (0.42)        (0.44)       (0.49)        (0.07)
                                              --------      --------       -------      -------      --------
Net Asset Value,
End of Period                                    $6.48         $6.38         $6.42        $6.55         $6.13
                                              ========      ========       =======      =======      ========

TOTAL RETURN(2)                                  8.27%         6.02%         4.91%       15.24%         3.74%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                    1.04%(3)      1.06%(3)         1.13%        1.14%      1.13%(4)

Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)               1.12%         1.12%         1.13%        1.14%      1.13%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                         6.44%(3)      6.49%(3)         6.79%        7.57%      8.01%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets (Before Expense
Waiver)                                          6.36%         6.43%         6.79%        7.57%      8.01%(4)

Portfolio Turnover Rate                            45%           40%           64%          80%         9%(5)

Net Assets, End of Period (in
thousands)                                     $10,911       $11,293       $15,517      $12,449          $763

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period ended March 31, 2003.

See Notes to Financial Statements.

------
50

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                 2007          2006        2005        2004           2003(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                             $6.38         $6.42       $6.55       $6.13             $5.98
                                             --------      --------      ------      ------          --------
Income From Investment
Operations

 Net Investment Income
 (Loss)                                          0.36          0.37        0.39        0.44              0.07

 Net Realized and
 Unrealized Gain (Loss)                          0.10        (0.04)      (0.13)        0.42              0.15
                                             --------      --------      ------      ------          --------
 Total From Investment
 Operations                                      0.46          0.33        0.26        0.86              0.22
                                             --------      --------      ------      ------          --------
Distributions

 From Net Investment
 Income                                        (0.36)        (0.37)      (0.39)      (0.44)            (0.07)
                                             --------      --------      ------      ------          --------
Net Asset Value,
End of Period                                   $6.48         $6.38       $6.42       $6.55             $6.13
                                             ========      ========      ======      ======          ========

TOTAL RETURN(2)                                 7.47%         5.23%       4.13%      14.38%             3.64%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                           1.79%(3)      1.81%(3)       1.88%       1.89%       1.86%(4)(5)

Ratio of Operating Expenses to
Average Net Assets (Before Expense
Waiver)                                         1.87%         1.87%       1.88%       1.89%          1.88%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        5.69%(3)      5.74%(3)       6.04%       6.82%       7.27%(4)(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets (Before Expense
Waiver)                                         5.61%         5.68%       6.04%       6.82%          7.25%(4)

Portfolio Turnover Rate                           45%           40%         64%         80%             9%(6)

Net Assets, End of Period (in
thousands)                                     $1,358        $1,182      $1,105        $855               $57

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

(5) During the period ended March 31, 2003, the distributor voluntarily waived a portion of its distribution and service fees.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period ended March 31, 2003.

See Notes to Financial Statements.

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51

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                      2007           2006        2005       2004        2003(1)       2002(2)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                            $6.38          $6.42       $6.55      $6.13          $5.76         $6.32
                                  --------       --------      ------     ------       --------      --------
Income From Investment
Operations

 Net Investment
 Income (Loss)                        0.36           0.37        0.39       0.45           0.16          0.41

 Net Realized and
 Unrealized Gain
 (Loss)                               0.10         (0.04)      (0.13)       0.42           0.37        (0.56)
                                  --------       --------      ------     ------       --------      --------
 Total From
 Investment
 Operations                           0.46           0.33        0.26       0.87           0.53        (0.15)
                                  --------       --------      ------     ------       --------      --------
Distributions

 From Net
 Investment
 Income                             (0.36)         (0.37)      (0.39)     (0.45)         (0.16)        (0.41)
                                  --------       --------      ------     ------       --------      --------
Net Asset Value, End of
Period                               $6.48          $6.38       $6.42      $6.55          $6.13         $5.76
                                  ========       ========      ======     ======       ========      ========

TOTAL RETURN(3)                      7.46%          5.23%       4.13%     14.60%          9.28%       (2.49)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.79%(4)       1.81%(4)       1.88%      1.72%       1.63%(5)      1.65%(5)

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)              1.87%          1.87%       1.88%      1.72%       1.63%(5)      1.65%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        5.69%(4)       5.74%(4)       6.04%      6.99%       6.48%(5)      7.78%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before Expense
Waiver)                              5.61%          5.68%       6.04%      6.99%       6.48%(5)      7.78%(5)

Portfolio Turnover Rate                45%            40%         64%        80%             9%        80%(6)

Net Assets, End of Period
(in thousands)                      $2,002         $1,823      $3,351     $3,590           $283           $31

(1) November 1, 2002 through March 31, 2003. The fund's fiscal year was changed from October 31 to March 31, resulting in a five-month annual reporting period.

(2) December 10, 2001 (commencement of sale) through October 31, 2002.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

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52

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                           2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                                      $6.38         $6.51
                                                                                        -------       -------
Income From Investment Operations

 Net Investment Income (Loss)                                                              0.39          0.27

 Net Realized and Unrealized Gain (Loss)                                                   0.10        (0.13)
                                                                                        -------       -------
 Total From Investment Operations                                                          0.49          0.14
                                                                                        -------       -------
Distributions

 From Net Investment Income                                                              (0.39)        (0.27)
                                                                                        -------       -------
Net Asset Value, End of Period                                                            $6.48         $6.38
                                                                                        =======       =======

TOTAL RETURN(2)                                                                           8.00%         2.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3)                                      1.29%      1.27%(4)

Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)                 1.37%      1.37%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets(3)                            6.19%      6.39%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense
Waiver)                                                                                   6.11%      6.29%(4)

Portfolio Turnover Rate                                                                     45%        40%(5)

Net Assets, End of Period (in thousands)                                                    $28           $26

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

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53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
the Diversified Bond Fund and the High-Yield Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified
Bond Fund and High-Yield Fund (two of the ten funds comprising the American
Century Investment Trust, hereafter referred to as the "Funds") at March 31,
2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds'
management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2007

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54

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM); the
funds' principal underwriter, American Century Investment Services, Inc.
(ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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55

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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56

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

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57

SHARE CLASS INFORMATION

Seven classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, C Class, and R Class.
The total expense ratio of Institutional Class shares is lower than that of
Investor Class shares; the total expense ratios of Advisor Class, A Class, B
Class, C Class, and R Class shares are higher than that of Investor Class shares. The funds are available for purchase only through financial intermediaries by investors who seek advice from them. The funds are closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50%
to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

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58

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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59

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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60

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CREDIT SUISSE FIRST BOSTON (CSFB) HIGH YIELD INDEX II is designed to mirror the investable universe of the U.S. dollar-denominated high-yield debt market. Prior to October 2001, the index was known as the Donaldson, Lufkin, &
Jenrette (DLJ) High-Yield Index.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S. dollar-
denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX
measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

The MERRILL LYNCH US HIGH YIELD MASTER II CONSTRAINED INDEX tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic markets and limits any single issuer to no more than 2% of the index.

------
61

NOTES

------
62

NOTES

------
63

NOTES

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64

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

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1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54182N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                March 31, 2007

[photo of spring]

Premium Money Market Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Premium Money Market Fund for the 12 months ended March 31, 2007.
We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
       U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

PREMIUM MONEY MARKET

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of cio]

By David MacEwen, Chief Investment Officer, Fixed Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended March 31, 2007. The bulk of the rally followed the Federal Reserve's (the Fed's) decision in August
2006 to stop raising short-term interest rates, its first pause after 17 increases from June 2004 to June 2006. The change in rate policy came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields.

TREASURY YIELD CURVE FELL, REMAINED FLAT

The Treasury yield curve (a graphic representation of bond yields at different maturities) was essentially "flat" at the start of the reporting period, when yields on two- and 10-year Treasurys were 4.82% and 4.85%, respectively.
Expectations of slower economic growth and Fed rate cuts at the short end of the curve helped bring yields down modestly across the curve. And despite some volatility during the period, the curve maintained its relatively flat shape, ending March 2007 with yields of 4.58% and 4.65% on two- and 10-year
Treasurys, respectively.

CORPORATES AND MBS OUTPACED TREASURYS AND TIPS

Corporate bonds generally delivered the strongest results of the period as moderate economic growth, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities.
Mortgage-backed securities (MBS) also outperformed the broad market.
Meanwhile, Treasury securities lagged as yield-seeking investors looked elsewhere in the market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2007

TREASURY SECURITIES
3-Month Bill                                               5.10%
2-Year Note                                                4.97%
5-Year Note                                                5.60%
10-Year Note                                               5.82%
30-Year Bond                                               5.39%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                      11.58%
Corporate (investment-grade)                               7.10%
Fixed-Rate Mortgage-Backed                                 6.94%
Aggregate (multi-sector)                                   6.59%
Agency                                                     6.14%
Treasury                                                   5.87%
Treasury Inflation-Protected (TIPS)                        5.30%

------
2

PERFORMANCE

Premium Money Market

Total Returns as of March 31, 2007

                                                           Average Annual Returns

                                                                                Since         Inception
                                        1 year       5 years     10 years     Inception         Date

INVESTOR CLASS                         4.98%(1)       2.34%       3.65%         3.90%          4/1/93

90-DAY U.S. TREASURY BILL INDEX          4.83%        2.51%       3.58%         3.89%            --

LIPPER MONEY MARKET INSTRUMENT FUNDS
AVERAGE RETURN(2)                        4.43%        1.90%       3.24%          N/A             --

Fund's Lipper Ranking among Money
Market Instrument Funds(2)             23 of 340    24 of 293   18 of 185         --             --

Premium Money Market acquired all of the net assets of American Century
Premium Capital Reserve Fund and the American Century Premium Government
Reserve Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds' shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium
Capital Reserve Fund.

(1) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY

Premium Money Market

Portfolio Managers: Lynn Paschen and Steven Permut

PERFORMANCE SUMMARY

Premium Money Market returned 4.98%* for the 12 months ended March 31, 2007, outperforming the 4.43% average return of the 340 funds in Lipper Inc.'s money market funds category. The portfolio's 12-month return ranked in the top 7% of the Lipper category, and its longer-term performance rankings were in the top
10% (see page 3).

MONEY MARKET RATES HELD STEADY

Money market rates rose modestly during the reporting period, with virtually all of the increase occurring in the first few months of the period. The
Federal Reserve (the Fed) raised short-term interest rates in May and June
2006, the final two in a series of 17 rate hikes in a two-year period. Since then, the Fed has held its federal funds rate target steady at 5.25% -- its highest level in six years -- as U.S. economic growth cooled off.

The three-month Treasury bill yield -- a common benchmark for money market rates -- tracked the federal funds rate during the reporting period. The three-month T-bill yield rose from 4.63% at the beginning of the period to
5.01% by the end of June 2006, then fluctuated in a narrow range for the next nine months, finishing the period at 5.04%.

PORTFOLIO STRATEGY

Premium Money Market's seven-day current yield increased from 4.31% to 4.99%
during the reporting period. The portfolio's yield peaked at 5.04%, its highest point since March 2001.

Early in the period, we positioned the portfolio with a relatively short average maturity of around 45 days, which allowed its yield to reflect the
Fed's rate hikes more quickly. We shifted to a longer average maturity in the fall of 2006, extending out to about 55 days when it became clear that any more Fed rate changes might be on hold indefinitely. More recently, however, we shortened the average maturity back down to less than 40 days, taking advantage of the inverted yield relationship in the money market. Increased issuance of shorter-term securities (maturing in three months or less) caused them to have higher yields than longer-term securities (maturing in six months to a year).

*Class returns would have been lower had management fees not been waived.

Portfolio Composition by Credit Rating

                                     % of fund investments            % of fund investments
                                         as of 3/31/07                    as of 9/30/06

A-1+                                          71%                              62%
A-1                                           29%                              38%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Portfolio Composition by Maturity

                                   % of fund investments           % of fund investments
                                       as of 3/31/07                   as of 9/30/06

1 - 30 days                                 63%                             52%
31 - 90 days                                24%                             34%
91 - 180 days                               11%                             11%
More than 180 days                           2%                              3%

------
4

Premium Money Market

From a sector perspective, we modestly reduced our position in commercial paper from 59% to 49% of the portfolio. We increased our holdings of floating-rate corporate notes, many of which have yields that are higher than prevailing commercial paper rates. In addition, we added a small position in bank-issued floating-rate notes that are tied directly to the federal funds rate target and reset their rates daily. These securities provide some measure of protection from fluctuating Fed policy expectations while allowing the portfolio to participate in any upward moves immediately.

STARTING POINT FOR NEXT REPORTING PERIOD

Based on federal funds rate futures, the market expects the Fed to cut short-term interest rates before the end of this year, possibly as early as
August. In its most recent policy statement, the Fed toned down language from previous statements regarding the threat of inflation, but Fed officials reiterated that inflation remains their primary concern. Consequently, inflation readings in the coming months will likely dictate the Fed's next course of action.

Yields and Weighted Average Maturity

                                                3/31/07

7-Day Current Yield*                             4.99%
7-Day Effective Yield*                           5.11%

                                          3/31/07      9/30/06

Weighted Average Maturity                 38 days      49 days

*The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
6

                              Beginning                             Expenses Paid During
                            Account Value    Ending Account Value    Period(1) 10/1/06 -       Annualized
                               10/1/06              3/31/07                3/31/07          Expense Ratio(1)

Premium Money Market -- Investor Class Shareholder Fee Example

Actual (after waiver)(2)       $1,000              $1,025.00                $2.02                0.40%

Actual (before waiver)         $1,000            $1,025.00(3)               $2.37                0.47%

Hypothetical (after
waiver)(2)                     $1,000              $1,022.94                $2.02                0.40%

Hypothetical (before
waiver)                        $1,000              $1,022.59                $2.37                0.47%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended March 31, 2007, the fund received a partial waiver of its management fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
7

SCHEDULE OF INVESTMENTS

Premium Money Market

MARCH 31, 2007

Principal Amount                                                                                 Value

Commercial Paper(1) -- 49.3%

$ 3,000,000          Allied Irish Banks N.A., 5.20%, 7/17/07 (Acquired 2/2/07, Cost
                     $2,928,500)(2)                                                               $ 2,953,633
          3,200,000  Allied Irish Banks N.A., 5.20%, 8/9/07 (Acquired 2/14/07, Cost
                     $3,118,649)(2)                                                                 3,139,911
          3,977,000  American Family Financial Services, 5.18%, 4/13/07                             3,970,134
          5,000,000  American Family Financial Services, 5.21%, 7/6/07                              4,930,533
         10,000,000  American Family Financial Services, 5.19%, 7/27/07                             9,831,325
         12,000,000  Amstel Funding Corp., 5.23%, 4/13/07 (Acquired 10/23/06, Cost
                     $11,700,147)(2)                                                               11,979,079
          4,686,000  Amstel Funding Corp., 5.26%, 4/16/07 (Acquired 1/26/07-2/14/07,
                     Cost $4,639,131)(2)                                                            4,675,736
          3,461,000  Amstel Funding Corp., 5.26%, 4/20/07 (Acquired 2/9/07-2/14/07, Cost
                     $3,427,815)(2)                                                                 3,451,392
          2,900,000  Amsterdam Funding Corp., 5.28%, 4/5/07 (Acquired 3/14/07, Cost
                     $2,890,643)(2)                                                                 2,898,299
         15,000,000  Amsterdam Funding Corp., 5.19%, 5/1/07 (Acquired 11/6/06, Cost
                     $14,619,400)(2)                                                               14,935,125
         10,000,000  Australia & New Zealand Banking Group Ltd., 5.21%, 6/18/07
                     (Acquired 1/18/07, Cost $9,781,469)(2)                                         9,887,117
          4,000,000  Bank of America Corp., 5.18%, 4/4/07                                           3,998,275
          2,900,000  BMW U.S. Capital LLC, 5.40%, 4/2/07 (Acquired 3/30/07, Cost
                     $2,898,695)(2)                                                                 2,899,565
          1,700,000  Calyon North America Inc., 5.25%, 5/21/07                                      1,687,604
         15,000,000  Canadian Imperial Holdings, 5.25%, 4/11/07                                    14,978,147
          5,000,000  Cedar Springs Capital Co., 5.45%, 4/2/07 (Acquired 3/30/07, Cost
                     $4,997,729)(2)                                                                 4,999,243
          9,500,000  Cedar Springs Capital Co., 5.27%, 4/5/07 (Acquired 3/5/07, Cost
                     $9,456,888)(2)                                                                 9,494,437
          1,779,000  Cedar Springs Capital Co., 5.28%, 4/16/07 (Acquired 3/23/07, Cost
                     $1,772,738)(2)                                                                 1,775,086
          4,500,000  Cedar Springs Capital Co., 5.25%, 4/23/07 (Acquired 1/23/07, Cost
                     $4,440,938)(2)                                                                 4,485,563

Principal Amount                                                                                        Value

        $ 1,854,000  Cedar Springs Capital Co., 5.26%, 5/29/07 (Acquired 3/12/07, Cost
                     $1,832,871)(2)                                                               $ 1,838,288
          3,809,000  Cedar Springs Capital Co., 5.25%, 6/7/07 (Acquired 3/12/07, Cost
                     $3,760,673)(2)                                                                 3,771,783
         10,000,000  Credit Suisse First Boston, 5.23%, 4/4/07 (Acquired 1/4/07, Cost
                     $9,869,250)(2)                                                                 9,995,642
          1,372,000  Crown Point Capital Co., 5.25%, 4/16/07 (Acquired 1/29/07, Cost
                     $1,356,594)(2)                                                                 1,368,999
         10,700,000  Crown Point Capital Co., 5.21%, 4/17/07 (Acquired 10/18/06, Cost
                     $10,419,716)(2)                                                               10,675,224
          3,100,000  Crown Point Capital Co., 5.24%, 5/10/07 (Acquired 3/5/07, Cost
                     $3,070,219)(2)                                                                 3,082,402
         10,000,000  Crown Point Capital Co., 5.22%, 6/20/07 (Acquired 2/20/07, Cost
                     $9,827,450)(2)                                                                 9,884,000
         10,000,000  Danske Corporation, 5.20%, 4/10/07 (Acquired 10/30/06, Cost
                     $9,766,000)(2)                                                                 9,986,999
         13,000,000  Depfa Bank plc, 5.24%, 5/10/07 (Acquired 2/12/07-3/5/07, Cost
                     $12,838,443)(2)                                                               12,926,209
          2,200,000  Depfa Bank plc, 5.20%, 8/2/07 (Acquired 2/7/07, Cost $2,144,071)(2)            2,160,913
          5,500,000  Dexia Delaware LLC, 5.24%, 5/1/07                                              5,476,006
          4,500,000  Emerald Notes of the BA Credit Card Trust, 5.27%, 4/10/07 (Acquired
                     1/24/07 - 3/5/07, Cost $4,466,366)(2)                                          4,494,076
          4,700,000  Emerald Notes of the BA Credit Card Trust, 5.22%, 6/1/07 (Acquired
                     3/5/07, Cost $4,640,028)(2)                                                    4,658,429
         10,000,000  Emerald Notes of the BA Credit Card Trust, 5.25%, 6/26/07 (Acquired
                     3/30/07, Cost $9,871,667)(2)                                                   9,874,583
         12,500,000  Govco Incorporated, 5.24%, 4/12/07 (Acquired 1/16/07, Cost
                     $12,343,528)(2)                                                               12,479,986
          9,000,000  HBOS Treasury Services plc, 5.24%, 4/23/07                                     8,971,180
          9,500,000  HBOS Treasury Services plc, 5.24%, 4/30/07                                     9,459,900
         20,000,000  ING (U.S.) Funding LLC, 5.19%, 6/5/07                                         19,812,583
          1,003,000  Legacy Capital LLC, 5.41%, 4/2/07 (Acquired 3/30/07, Cost
                     $1,002,548)(2)                                                                 1,002,849

------
8

Premium Money Market

Principal Amount
                                                                                                        Value
          $ 322,000  Legacy Capital LLC, 5.44%, 4/5/07 (Acquired 3/30/07, Cost
                     $321,708)(2)                                                                   $ 321,805
         20,000,000  Legacy Capital LLC, 5.30%, 4/10/07 (Acquired 3/15/07, Cost
                     $19,926,389)(2)                                                               19,973,499
          1,900,000  Legacy Capital LLC, 5.25%, 6/5/07 (Acquired 3/19/07, Cost
                     $1,878,388)(2)                                                                 1,881,990
          1,126,000  Lexington Parker Capital, 5.41%, 4/2/07 (Acquired 3/30/07, Cost
                     $1,125,492)(2)                                                                 1,125,831
         11,000,000  Lexington Parker Capital, 5.24%, 5/3/07 (Acquired 2/2/07, Cost
                     $10,855,900)(2)                                                               10,948,764
         10,000,000  Lexington Parker Capital, 5.24%, 5/14/07 (Acquired 2/16/07, Cost
                     $9,873,367)(2)                                                                 9,937,411
          1,175,000  Nestle Capital Corp., 5.17%, 8/13/07 (Acquired 8/23/06, Cost
                     $1,115,154)(2)                                                                 1,152,410
         11,200,000  Nieuw Amsterdam Receivables Corporation, 5.26%, 4/6/07 (Acquired
                     2/27/07, Cost $11,137,815)(2)                                                 11,191,818
         10,000,000  Nieuw Amsterdam Receivables Corporation, 5.27%, 4/10/07 (Acquired
                     3/8/07, Cost $9,953,156)(2)                                                    9,986,825
          1,058,000  Nieuw Amsterdam Receivables Corporation, 5.29%, 4/16/07 (Acquired
                     3/23/07, Cost $1,054,269)(2)                                                   1,055,668
          1,000,000  Nieuw Amsterdam Receivables Corporation, 5.25%, 4/25/07 (Acquired
                     1/26/07, Cost $987,021)(2)                                                       996,500
         15,000,000  Old Line Funding Corp., 5.26%, 4/10/07 (Acquired 3/12/07, Cost
                     $14,936,442)(2)                                                               14,980,275
          8,000,000  Paradigm Funding LLC, 5.42%, 4/2/07 (Acquired 3/30/07, Cost
                     $7,996,387)(2)                                                                 7,998,796
         18,000,000  Paradigm Funding LLC, 5.26%, 4/20/07 (Acquired 3/2/07, Cost
                     $17,871,130)(2)                                                               17,950,030
          1,777,000  Ranger Funding Co. LLC, 5.26%, 4/5/07 (Acquired 3/9/07, Cost
                     $1,769,990)(2)                                                                 1,775,961
          6,500,000  Societe Generale, 5.23%, 4/3/07                                                6,498,112
          2,476,000  Triple A One Funding Corp., 5.28%, 4/3/07 (Acquired 3/14/07, Cost
                     $2,468,737)(2)                                                                 2,475,274
          5,600,000  Tulip Funding Corp., 5.26%, 4/3/07 (Acquired 3/9/07, Cost
                     $5,579,544)(2)                                                                 5,598,364

Principal Amount
                                                                                                        Value
        $ 3,000,000  UBS Finance LLC, 5.24%, 5/1/07                                               $ 2,986,900
          1,500,000  UBS Finance LLC, 5.21%, 6/26/07                                                1,481,349
          4,000,000  UBS Finance LLC, 5.20%, 8/10/07                                                3,924,311
         15,000,000  Variable Funding Capital Co. LLC, VRN, 5.28%, 4/23/07, resets monthly off the 1-month LIBOR minus 0.04% with no caps (Acquired
                     2/23/07, Cost $15,000,000)(2)                                                 15,000,000
         10,000,000  Westpac Banking Corp., 5.21%, 7/12/07 (Acquired 2/20/07, Cost
                     $9,794,692)(2)                                                                 9,852,525
         15,000,000  Westpac Banking Corp., 5.20%, 8/8/07 (Acquired 2/9/07, Cost
                     $14,610,000)(2)                                                               14,720,500
          1,300,000  Westpac Securities NZ Ltd., 5.22%, 7/18/07 (Acquired 3/19/07, Cost
                     $1,277,192)(2)                                                                 1,279,642
         12,000,000  Windmill Funding Corp., 5.19%, 4/20/07 (Acquired 10/11/06, Cost
                     $11,671,300)(2)                                                               11,967,130
          6,500,000  Yorktown Capital LLC, 5.26%, 4/11/07 (Acquired 3/13/07, Cost
                     $6,472,458)(2)                                                                 6,490,503
                                                                                                  -----------
TOTAL COMMERCIAL PAPER                                                                            452,442,448
                                                                                                  -----------

Corporate Bonds -- 27.4%

         20,000,000  Berkshire Hathaway Finance Corp., VRN, 5.41%, 4/11/07, resets
                     quarterly off the 3-month LIBOR plus 0.05% with no caps                       20,015,187
         20,000,000  Branch Banking & Trust Co., VRN, 5.33%, 5/16/07, resets quarterly
                     off the 3-month LIBOR minus 0.02% with no caps                                20,000,844
         15,000,000  Calyon New York, VRN, 5.30%, 4/2/07, resets daily off the Federal
                     Funds Target Rate plus 0.05% with no caps                                     15,000,000
          3,545,000  Christopher Place Inc., VRN, 5.42%, 4/5/07 (LOC: Fifth Third Bank)             3,545,000
          2,315,000  Coastal Area Stores Inc./Tattnall Foods Inc., VRN, 5.37%, 4/5/07
                     (LOC: Columbus Bank & Trust)                                                   2,315,000
          3,465,000  CPR Investments LLC, VRN, 5.37%, 4/5/07                                        3,465,000
          4,650,000  Crosspoint Community Church, VRN, 5.37%, 4/5/07, resets monthly off
                     the 1-month LIBOR plus 0.10% with no caps (LOC: AmSouth Bank)                  4,650,000

------
9

Premium Money Market

Principal Amount                                                                                        Value

        $16,750,000  Cunat Sheffield Heights LLC, VRN, 5.35%, 4/5/07                             $ 16,750,000
          3,000,000  Delos LLC, VRN, 5.37%, 4/2/07                                                  3,000,000
          3,000,000  First Baptist Church of Opelika, VRN, 5.32%, 4/5/07 (LOC: FHLB)                3,000,000
          8,000,000  Florida Hurricane Catastrophe Fund, Series 2006 B, VRN, 5.33%,
                     4/16/07, resets monthly off the 1-month LIBOR plus 0.01% with no
                     caps                                                                           8,000,000
         10,000,000  General Electric Capital Corp., VRN, 5.41%, 6/22/07, resets
                     quarterly off the 3-month LIBOR plus 0.06% with no caps                       10,002,442
          4,205,000  Green Island Country Club Inc., VRN, 5.37%, 4/5/07 (LOC: Columbus
                     Bank & Trust)                                                                  4,205,000
          8,510,000  Guardian Angel Homes Lewiston LLC, VRN, 5.36%, 4/5/07 (LOC: Bank of
                     America N.A.)                                                                  8,510,000
          5,950,000  Lee Group Inc./ County Materials Inc./ Lees Aggregate & Trucking
                     Inc., VRN, 5.43%, 4/5/07 (LOC: Old National Bank)                              5,950,000
          2,560,000  Multimetco Inc., VRN, 5.39%, 4/5/07, resets monthly off the 1-month
                     LIBOR plus 0.10% with no caps (LOC: AmSouth Bank)                              2,560,000
         15,000,000  Natixis, VRN, 5.33%, 4/2/07, resets daily off the Federal Funds
                     Target Rate plus 0.08% with no caps                                           15,000,000
          7,000,000  Natixis, VRN, 5.41%, 4/2/07, resets daily off the Federal Funds
                     Target Rate plus 0.16% with no caps                                            7,000,000
         12,685,000  OSS Realty Co., VRN, 5.41%, 4/5/07 (LOC: SunTrust Bank)                       12,685,000
         18,100,000  Royal Bank of Scotland (New York), 5.26%, 4/16/07, resets monthly
                     off the 1-month LIBOR minus 0.06% with no caps                                18,097,546
          2,000,000  Salvation Army, Series 2004 A, VRN, 5.32%, 4/5/07 (LOC: Bank of New
                     York)                                                                          2,000,000
          2,400,000  Santa Rosa Property Holding LLC, VRN, 5.37%, 4/5/07                            2,400,000
          3,830,000  Six Ten Properties LLC, VRN, 5.37%, 4/5/07 (LOC: Columbus Bank &
                     Trust)                                                                         3,830,000

Principal Amount                                                                                        Value

        $ 1,860,000  St. Mary's Congregation, VRN, 5.47%, 4/5/07 (LOC: Marshall & Isley
                     Bank)                                                                        $ 1,860,000
          5,000,000  Toyota Motor Credit Corp., VRN, 5.39%, 4/3/07, resets weekly off
                     the 3-month T-Bill plus 0.32% with no caps                                     5,000,000
         15,000,000  Toyota Motor Credit Corp., VRN, 5.39%, 4/3/07, resets weekly off
                     the 3-month T-Bill plus 0.32% with no caps                                    15,000,000
          9,000,000  Travelers Insurance Co. Group, VRN, 5.42%, 5/7/07, resets quarterly off the 3-month LIBOR plus 0.06% with no caps (Acquired 8/7/03,
                     Cost $9,000,000)(2)                                                            9,000,000
         10,000,000  UBS AG, 5.40%, 11/28/07                                                       10,000,000
          8,600,000  Wachovia Corp., VRN, 5.44%, 4/23/07, resets quarterly off the
                     3-month LIBOR plus 0.08% with no caps                                          8,603,026
         10,000,000  Wal-Mart Stores, Inc., 5.88%, 6/1/07                                          10,008,470
                                                                                                  -----------
TOTAL CORPORATE BONDS                                                                             251,452,515
                                                                                                  -----------

Municipal Securities -- 12.8%

            560,000  Board of Trustees of Morgan County Memorial Hospital Rev., (Johnson
                     County), VRDN, 5.49%, 4/5/07 (LOC: Fifth Third Bank)                             560,000
          1,625,000  Calexico Unified School District COP, (Refinancing Project), VRDN,
                     5.35%, 4/5/07 (XLCA) (SBBPA: Wachovia Bank N.A.)                               1,625,000
          1,260,000  California Infrastructure & Economic Development Bank Rev., Series
                     2000 B, (Metrotile Manufacturing), VRDN, 5.42%, 4/5/07 (LOC:
                     Comerica Bank)                                                                 1,260,000
            300,000  California Statewide Communities Development Auth. Rev.,
                     (Industrial Improvements), VRDN, 5.45%, 4/5/07 (LOC: Bank of the
                     West)                                                                            300,000
            810,000  Colorado Housing & Finance Auth. Rev., Series 2004 B, (Corey
                     Building), VRDN, 5.42%, 4/5/07 (LOC: Wells Fargo Bank N.A.)                      810,000
            790,000  Colorado Housing & Finance Auth. Rev., Series 2004 B, (Taxable
                     POPIEL Properties), VRDN, 5.40%, 4/5/07 (LOC: Guaranty Bank & Trust
                     and Wells Fargo Bank N.A.)                                                       790,000

------
10

Premium Money Market

Principal Amount                                                                                        Value

        $ 1,925,000  Colorado Housing & Finance Auth. Rev., Series 2005 B, (Closet
                     Factory), VRDN, 5.42%, 4/5/07 (LOC: Colorado Business Bank and Bank
                     of New York)                                                                 $ 1,925,000
          1,000,000  Columbus Development Auth. Rev., (CEDC/ICFORM Inc.), VRDN, 5.42%,
                     4/5/07 (LOC: Columbus Bank & Trust)                                            1,000,000
          2,000,000  Columbus Development Auth. Rev., (Columbus Park East), VRDN, 5.37%,
                     4/5/07 (LOC: Columbus Bank & Trust)                                            2,000,000
          1,400,000  Columbus Development Auth. Rev., Series 2005 B, (Foundation
                     Properties, Inc., Student Housing), VRDN, 5.38%, 4/5/07 (LOC:
                     Columbus Bank & Trust)                                                         1,400,000
          3,055,000  Columbus Development Auth. Rev., VRDN, 5.37%, 4/5/07 (LOC: Columbus
                     Bank & Trust)                                                                  3,055,000
          5,000,000  Cook County GO, Series 2005 D, (Public Improvements), VRDN, 5.34%,
                     4/4/07 (SBBPA: Depfa Bank plc)                                                 5,000,000
          5,105,000  Cook County Industrial Development Rev., Series 1999 B, (Devorahco
                     LLC), VRDN, 5.36%, 4/5/07 (LOC: LaSalle Bank N.A.) (Acquired
                     3/23/01, Cost $5,105,000)(2)                                                   5,105,000
            925,000  Crawford Education Facilities Corp. Rev., Series 2004 B, (Refunding
                     Taxable University Package), VRDN, 5.42%, 4/5/07 (LOC: BNP Paribas)              925,000
          4,700,000  Fairfield Rev., Series 2005 A-2, VRDN, 5.32%, 4/5/07 (LOC:
                     Landesbank Hessen-Thuringen Girozentrale)                                      4,700,000
            400,000  Greenville South Carolina Memorial Auditorium District COP, Series
                     1996 C, (BI-LO Center), VRDN, 5.44%, 4/4/07 (LOC: Bank of America
                     N.A.)                                                                            400,000
          5,000,000  Groton City GO, Series 2007 B, 6.00%, 10/10/07                                 5,015,287
          6,090,000  Kansas City Missouri Tax Increment Rev., Series 2003 B, (Chouteau
                     Development Company LLC), VRDN, 5.35%, 4/5/07 (MBIA) (SBBPA:
                     JPMorgan Chase Bank)                                                           6,090,000
          8,100,000  Lower Colorado River Auth. Rev., 5.30%, 7/3/07                                 8,100,000

Principal Amount                                                                                        Value

        $ 7,500,000  Mississippi Business Finance Corp. Rev., Series 2005, (Future Pipe
                     Industries, Inc.), VRDN, 5.32%, 4/5/07 (LOC: Mashreqbank and Bank
                     of New York)                                                                 $ 7,500,000
          3,000,000  Mississippi Business Finance Corp. Rev., Series 2006 R-1, (Aurora
                     Flight Sciences Corporation), VRDN, 5.32%, 4/5/07 (LOC: Cadence
                     Bank N.A. and FHLB)                                                            3,000,000
          7,615,000  Montebello COP, VRDN, 5.37%, 4/4/07 (LOC: Union Bank of California
                     N.A. and California State Teacher's Retirement System)                         7,615,000
            280,000  Nebraska Investment Finance Auth. Multifamily Rev., Series 2001 B,
                     (Riverbend Apartments), VRDN, 5.44%, 4/5/07 (LOC: LaSalle Bank
                     N.A.) (Acquired 9/5/01, Cost $280,000)(2)                                        280,000
          1,460,000  New Jersey Economic Development Auth. Rev., Series 2006 B,
                     (Accurate Box Co., Inc.), VRDN, 5.40%, 6/1/07 (LOC: Sun Bank N.A.
                     and Wells Fargo Bank N.A.)                                                     1,460,000
          4,820,000  New Orleans Rev., VRDN, 5.32%, 4/5/07 (Ambac) (SBBPA: Bank One
                     Louisiana)                                                                     4,820,000
          2,385,000  New York GO, Series 2000 C, VRDN, 5.37%, 8/7/07 (LOC: Dexia Credit
                     Local)                                                                         2,385,000
          3,000,000  Ogden City Redevelopment Ageny Rev., Series 2005 C1, VRDN, 5.47%,
                     4/3/07 (LOC: Bank of New York)                                                 3,000,000
          1,220,000  Ontario County Industrial Development Agency Rev., Series 2005 B,
                     (Friends of the Finger Lakes Performing Arts Center, Inc. Civic
                     Facility), VRDN, 5.60%, 4/2/07 (LOC: Citizens Bank N.A.)                       1,220,000
            315,000  Ontario County Industrial Development Agency Rev., Series 2006 B,
                     (CHF - Finger Lakes, LLC Civic Facility), VRDN, 5.37%, 4/5/07 (LOC:
                     Citizens Bank N.A.)                                                              315,000
          1,500,000  Oregon State Facilities Auth. Rev., (Hazelden Springbrook), VRDN,
                     5.45%, 4/5/07 (LOC: Allied Irish Bank plc)                                     1,500,000

------
11

Premium Money Market

Principal Amount                                                                                        Value

        $ 2,000,000  Osceola County Housing Finance Auth. Rev., Series 2002 B, (Regatta
                     Bay Apartments), VRDN, 5.44%, 4/4/07 (LOC: FNMA)                             $ 2,000,000
            100,000  Palm Beach County Florida Housing Finance Auth. Rev., Series 2003
                     B, (Renaissance), VRDN, 5.44%, 4/4/07 (FNMA) (LIQ FAC: FNMA)                     100,000
         10,000,000  Pennsylvania Housing Finance Agency Single Family Mortgage Rev.,
                     Series 2007-97D, VRDN, 5.32%, 4/4/07 (SBBPA: Dexia Credit Local)              10,000,000
          3,900,000  Southeast Alabama Gas District Rev., (Lateral Project), VRDN,
                     5.32%, 4/5/07 (Ambac) (SBBPA: AmSouth Bank of Alabama)                         3,900,000
          2,500,000  Southeast Industrial Development Agency Rev., (Powers Fasteners),
                     VRDN, 5.42%, 4/5/07 (LOC: Bank of New York)                                    2,500,000
          2,250,000  Vermont Economic Development Auth. Rev., Series 2006 D, (Wake Robin
                     Corp.), VRDN, 5.34%, 4/5/07 (LOC: Sovereign Bank FSB and Lloyds TSB
                     Bank plc)                                                                      2,250,000
          3,355,000  Washington Economic Development Finance Auth. Rev., Series 2006 G,
                     (Wesmar Company, Inc.), VRDN, 5.36%, 4/4/07 (LOC: U.S. Bank N.A.)              3,355,000
          8,000,000  Washington Economic Development Finance Auth. Rev., Series 2007 B,
                     (Delta Marine Industries, Inc.), VRDN, 5.38%, 4/5/07 (LOC: KeyBank,
                     N.A.)                                                                          8,000,000
          2,500,000  West Covina Public Financing Auth. Tax Allocation Rev., Series
                     1999, (Redevelopment Agency & Sub-Lien), VRDN, 5.40%, 4/5/07 (LOC:
                     Allied Irish Bank plc)                                                         2,500,000
                                                                                                  -----------
TOTAL MUNICIPAL SECURITIES                                                                        117,760,287
                                                                                                  -----------

Certificates of Deposit - 10.4%

         20,000,000  Barclays Bank plc (New York), 5.33%, 4/3/07                                   20,000,026
         25,000,000  BNP Paribas (Chicago), 5.33%, 8/27/07                                         25,000,000
         10,000,000  Citibank N.A., 5.31%, 5/22/07                                                 10,000,000
         15,000,000  Citizens Bank N.A., 5.33%, 4/9/07                                             15,000,000

Principal Amount                                                                                        Value

        $15,000,000  Citizens Bank N.A., 5.32%, 6/18/07                                          $ 15,000,000
         10,000,000  Toronto Dominion Bank (New York), 5.31%, 7/9/07                               10,000,000
                                                                                                 ------------
TOTAL CERTIFICATES OF DEPOSIT                                                                      95,000,026
                                                                                                 ------------
TOTAL INVESTMENT SECURITIES -- 99.9%                                                              916,655,276
                                                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                                                1,123,134
                                                                                                 ------------
TOTAL NET ASSETS -- 100.0%                                                                       $917,778,410
                                                                                                 ============

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

XLCA = XL Capital Ltd.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007 was
$368,821,089, which represented 40.2% of total net assets. Restricted securities considered illiquid represent 1.0% of total net assets.

See Notes to Financial Statements

------
12

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

ASSETS

Investment securities, at value (amortized cost and cost for federal income tax purposes)        $916,655,276
Receivable for capital shares sold                                                                      2,357
Interest receivable                                                                                 3,183,028
Prepaid portfolio insurance                                                                           128,999
                                                                                                 ------------
                                                                                                  919,969,660
                                                                                                 ------------

LIABILITIES
Disbursements in excess of demand deposit cash                                                      1,239,577
Accrued management fees                                                                               292,832
Dividends payable                                                                                     658,841
                                                                                                 ------------
                                                                                                    2,191,250
                                                                                                 ------------

NET ASSETS                                                                                       $917,778,410
                                                                                                 ============

INVESTOR CLASS CAPITAL SHARES
Outstanding (unlimited number of shares authorized)                                               917,789,400
                                                                                                 ============

NET ASSET VALUE PER SHARE                                                                               $1.00
                                                                                                 ============

NET ASSETS CONSIST OF:
Capital paid in                                                                                  $917,783,216
Accumulated net realized loss on investment transactions                                              (4,806)
                                                                                                 ------------
                                                                                                 $917,778,410
                                                                                                 ============

------
13

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME (LOSS)
INCOME:
Interest                                                                                          $42,873,947
                                                                                                  -----------

EXPENSES:
Management fees                                                                                     3,647,641
Trustees' fees and expenses                                                                            30,507
Portfolio insurance and other expenses                                                                122,242
                                                                                                  -----------
                                                                                                    3,800,390
Amount waived                                                                                       (476,473)
                                                                                                  -----------
                                                                                                    3,323,917
                                                                                                  -----------

NET INVESTMENT INCOME (LOSS)                                                                       39,550,030
                                                                                                  -----------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS                                                       164
                                                                                                  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $39,550,194
                                                                                                  ===========

------
14

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006

Increase (Decrease) in Net Assets                                           2007                 2006

OPERATIONS
Net investment income (loss)                                                 $39,550,030          $18,952,271
Net realized gain (loss)                                                             164              (4,225)
                                                                           -------------        -------------
Net increase (decrease) in net assets resulting from operations               39,550,194           18,948,046
                                                                           -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                  (39,550,030)         (18,952,271)
                                                                           -------------        -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                    913,300,007          492,713,081
Proceeds from reinvestment of distributions                                   31,468,928           15,788,464
Payments for shares redeemed                                               (668,240,175)        (340,201,909)
                                                                           -------------        -------------
Net increase in net assets from capital share transactions                   276,528,760          168,299,636
                                                                           -------------        -------------

NET INCREASE (DECREASE) IN NET ASSETS                                        276,528,924          168,295,411

NET ASSETS
Beginning of period                                                          641,249,486          472,954,075
                                                                           -------------        -------------
End of period                                                               $917,778,410         $641,249,486
                                                                           =============        =============

TRANSACTIONS IN SHARES OF THE FUND
Sold                                                                         913,300,007          492,713,081
Issued in reinvestment of distributions                                       31,468,928           15,788,464
Redeemed                                                                   (668,240,175)        (340,201,909)
                                                                           -------------        -------------
NET INCREASE (DECREASE) IN SHARES OF THE FUND                                276,528,760          168,299,636
                                                                           =============        =============

------
15

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940
Act (including counsel fees) and extraordinary expenses, will be paid by ACIM.
The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment manager that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300% and the rates for the Complex Fee range from 0.2500% to 0.3100%. From July 29, 2005 to
July 31, 2006, the investment advisor voluntarily agreed to waive 0.030% of its management fee. Effective August 1, 2006, the investment advisor voluntarily agreed to waive 0.071% of its management fee. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for the fund for the year ended March 31, 2007, was 0.45%. The effective annual management fee after waiver for the fund for the year ended March 31, 2007, was 0.39%.

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the year ended March 31,
2007, the annualized ratio of money market insurance expense to average net assets was 0.01%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC.

JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2007, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(4,495), which may be used to offset futures taxable realized gains. Capital loss carryovers of $(446),
$(885) and $(3,164) expire in 2013, 2014 and 2015, respectively.

Capital loss deferrals of ($311) represent net capital losses incurred in the five-month period ended March 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

4. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

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17

FINANCIAL HIGHLIGHTS

Premium Money Market

For a Share Outstanding Throughout the Years Ended March 31

                                           2007           2006          2005          2004           2003

PER-SHARE DATA

Net Asset Value, Beginning of Period           $1.00         $1.00         $1.00          $1.00         $1.00
                                            --------      --------      --------       --------      --------

Income From Investment Operations
 Net Investment Income
 (Loss)                                         0.05          0.03          0.01           0.01          0.01
                                            --------      --------      --------       --------      --------
Distributions

 From Net Investment
 Income                                       (0.05)        (0.03)        (0.01)         (0.01)        (0.01)
                                            --------      --------      --------       --------      --------
Net Asset Value, End of Period                 $1.00         $1.00         $1.00          $1.00         $1.00
                                            ========      ========      ========       ========      ========

TOTAL RETURN(1)                                4.98%         3.41%         1.33%          0.74%         1.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          0.41%(2)      0.45%(2)         0.48%          0.47%         0.47%

Ratio of Operating Expenses to
Average Net Assets (Before Expense
Waiver)                                        0.47%         0.47%         0.48%          0.47%         0.47%

Ratio of Net Investment Income
(Loss) to Average Net Assets                4.89%(2)      3.41%(2)         1.31%          0.73%         1.32%

Ratio of Net Investment Income
(Loss) to Average Net Assets (Before
Expense Waiver)                                4.83%         3.39%         1.31%          0.73%         1.32%

Net Assets, End of Period (in
thousands)                                  $917,778      $641,249      $472,954       $479,341      $560,991

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(2) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

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18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money
Market Fund (one of the ten funds comprising the American Century Investment
Trust, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 15, 2007

------
19

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the
fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
20

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
21

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM, and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
22

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
23

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S. dollar-
denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX
measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

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24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54183N

[front page]

AMERICAN CENTURY INVESTMENTS
ANNUAL REPORT            MARCH 31, 2007

[photo of spring]

Inflation Protection Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Inflation Protection Bond Fund for the 12 months ended March 31,
2007. We've gathered this information to help you monitor your investment.
Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/ James E. Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

[blank page]

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
          U.S. Fixed-Income Total Returns . . . . . . . . . . . . . . . . .    2

INFLATION PROTECTION BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of cio]

By David MacEwen, Chief Investment Officer, Fixed Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended March 31, 2007. The bulk of the rally followed the Federal Reserve's (the Fed's) decision in August
2006 to stop raising short-term interest rates, its first pause after 17 increases from June 2004 to June 2006. The change in rate policy came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields.

TREASURY YIELD CURVE FELL, REMAINED FLAT

The Treasury yield curve (a graphic representation of bond yields at different maturities) was essentially "flat" at the start of the reporting period, when yields on two- and 10-year Treasurys were 4.82% and 4.85%, respectively.
Expectations of slower economic growth and Fed rate cuts at the short end of the curve helped bring yields down modestly across the curve. And despite some volatility during the period, the curve maintained its relatively flat shape, ending March 2007 with yields of 4.58% and 4.65% on two- and 10-year
Treasurys, respectively.

CORPORATES AND MBS OUTPACED TREASURYS AND TIPS

Corporate bonds generally delivered the strongest results of the period as moderate economic growth, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities.
Mortgage-backed securities (MBS) also outperformed the broad market.
Meanwhile, Treasury securities lagged as yield-seeking investors looked elsewhere in the market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

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2

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2007
TREASURY SECURITIES
3-Month Bill                                            5.10%
2-Year Note                                             4.97%
5-Year Note                                             5.60%
10-Year Note                                            5.82%
30-Year Bond                                            5.39%
LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                    11.58%
Corporate (investment-grade)                            7.10%
Fixed-Rate Mortgage-Backed                              6.94%
Aggregate (multi-sector)                                6.59%
Agency                                                  6.14%
Treasury                                                5.87%
Treasury Inflation-Protected (TIPS)                     5.30%

PERFORMANCE
Inflation Protection Bond
Total Returns as of March 31, 2007
                                                                      Average Annual Returns
                                                                               Since              Inception
                                                          1 year             Inception              Date
INVESTOR CLASS                                             4.46%               1.24%               5/31/05
CITIGROUP US INFLATION-LINKED SECURITIES INDEX(1)          5.27%               1.85%                 --
Institutional Class                                        4.81%               1.49%               5/31/05
A Class                                                                                            5/31/05
  No sales charge*                                         4.25%               0.98%
  With sales charge*                                      -0.49%              -1.52%

B Class                                                                                            5/31/05
  No sales charge*                                         3.41%               0.25%
  With sales charge*                                      -0.59%              -1.95%

C Class                                                    3.54%               0.26%               5/31/05
R Class                                                    4.03%               0.79%               5/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Inflation Protection Bond

Growth of $10,000 Over Life of Class

$10,000 investment made May 31, 2005

One-Year Returns Over Life of Class
Periods ended March 31
                                                                       2006*       2007
Investor Class                                                         -2.09%     4.46%
Citigroup US Inflation-Linked Securities Index                         -1.76%     5.27%

*From 5/31/05 (fund inception) to 3/31/06. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Inflation Protection Bond

Portfolio Managers: Jeremy Fletcher, Seth Plunkett, and Bob Gahagan

PERFORMANCE SUMMARY
Inflation Protection Bond returned 4.46%* for the 12 months ended March 31,
2007. By comparison, the portfolio's benchmark, the Citigroup US
Inflation-Linked Securities Index, returned 5.27%. Portfolio returns reflect operating expenses, while the benchmark's do not.

A pause in the Federal Reserve's (the Fed's) rate hikes, modest economic growth, stock market volatility, continued geopolitical uncertainty, and a weakening housing market boosted absolute bond returns during the reporting period, benefiting the portfolio and the benchmark (though inflation-linked bond performance lagged the broader market -- see page 2 and the next section).

INFLATION-LINKED BOND PERFORMANCE
Global inflation-linked securities returned 9.42% for the reporting period in
U.S. dollar terms, according to Lehman Brothers. U.S. Treasury
Inflation-Protected Securities (TIPS) Index, which represent the biggest portion of the worldwide market for inflation-indexed bonds, returned 5.30%, underperforming the double-digit returns of securities from Sweden, France,
Germany, and the U.K.

In the U.S., TIPS trailed the performance of other major taxable bond sectors during the reporting period, reflecting Fed and investor opinion that long-term inflation did not pose a threat. For the overall period, TIPS lagged conventional Treasury securities by nearly 60 basis points (0.60%), according to Lehman Brothers.

Although TIPS underperformed Treasurys for most of the period, they outperformed in the first quarter of 2007 as near-term inflation fears resurfaced. Those concerns were fueled by growing investor confidence that the economic slowdown wouldn't lead to a recession and by a renewed surge in energy prices. Those factors weighed on inflation-susceptible long-term
Treasurys and favored TIPS in the first three months of 2007.

BREAKEVEN RATES NARROWED
TIPS breakeven rates (representing the gap between TIPS yields and the yields of their conventional Treasury counterparts, and used as a measure of long-term inflation expectations) narrowed during the 12-month period. The breakeven rate on five-year TIPS shrank eight basis points, while breakevens on 10-year TIPS (the largest part of the TIPS market) dropped seven basis points. Contributing factors to the decline in breakeven rates included moderating expectations for long-term inflation, as evidenced by the Fed's rate pause, as well as a softening economy and a decline in oil prices, particularly in the second half of 2006.

Portfolio at a Glance
                                                 As of            As of
                                                3/31/07          3/31/06
Weighted Average Maturity                     11.2 years        10.3 years
Average Duration (effective)                   6.5 years        6.2 years

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

Inflation Protection Bond

Later, when near-term inflation fears resurfaced in the first three months of
2007, breakeven rates across all maturity bands expanded, erasing some of the declines experienced during the first nine months.

PORTFOLIO STRATEGY

Early in the reporting period, we adjusted the portfolio's maturity structure
(to reflect the extension in the benchmark's weighted average maturity) by reducing our holdings of bonds maturing within five years or fewer. We also employed a Treasury overlay position (using futures contracts) that should benefit the fund when the yield curve steepens.

When moderating economic growth supported a more bullish outlook, we conservatively extended the portfolio's duration (a measure of the portfolio's sensitivity to interest rate changes). This enabled the fund to benefit from bond market strength in the fall of 2006, although we gave back those gains when longer-term TIPS lost more ground than their shorter-term counterparts.

The portfolio received cash inflows from investors during the reporting period, and we put that money to work across the inflation-linked yield curve.

STARTING POINT FOR NEXT REPORTING PERIOD

We continue to focus on our investment approach, which employs a consistent, repeatable framework that helps us to identify the best relative values within the U.S. inflation-linked securities universe. We actively apply a multi-step process that includes yield-curve/duration positioning, security selection, and attribution analysis.

As the reporting period concluded, we brought duration back to a neutral position relative to the benchmark, where it had begun the reporting period.
We made this change in anticipation of weakening economic conditions and moderating inflation over the longer-term.

Yields as of March 31, 2007
30-Day SEC Yield
Investor Class                    4.89%
Institutional Class               5.10%
A Class                           4.43%
B Class                           3.89%
C Class                           3.89%
R Class                           4.40%

Portfolio Composition by Effective Maturity
                                    % of fund            % of fund
                                   investments          investments
                                  as of 3/31/07        as of 9/30/06
0 - 5-Year Notes                      32.2%                30.0%
5 - 10-Year Notes                     38.5%                40.5%
10 - 30-Year Bonds                    29.3%                29.5%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

Inflation Protection Bond Shareholder Fee Example
                                                                    Expenses Paid During
                          Beginning Account     Ending Account       Period* 10/1/06 -         Annualized
                            Value 10/1/06        Value 3/31/07            3/31/07            Expense Ratio*
ACTUAL
Investor Class                 $1,000              $1,007.50               $2.95                 0.59%
Institutional Class            $1,000              $1,008.60               $1.95                 0.39%
A Class                        $1,000              $1,006.20               $4.20                 0.84%
B Class                        $1,000              $1,002.40               $7.94                 1.59%
C Class                        $1,000              $1,003.50               $7.94                 1.59%
R Class                        $1,000              $1,005.20               $5.45                 1.09%
HYPOTHETICAL
Investor Class                 $1,000              $1,021.99               $2.97                 0.59%
Institutional Class            $1,000              $1,022.99               $1.97                 0.39%
A Class                        $1,000              $1,020.74               $4.23                 0.84%
B Class                        $1,000              $1,017.00               $8.00                 1.59%
C Class                        $1,000              $1,017.00               $8.00                 1.59%
R Class                        $1,000              $1,019.50               $5.49                 1.09%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Inflation Protection Bond

MARCH 31, 2007

Principal Amount                                                                                  Value
U.S. Treasury Securities -- 94.1%
$1,181,224          U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25                         $1,189,252
1,376,784           U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)                        1,308,913
1,104,103           U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27(1)                       1,113,549
863,528             U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28                          1,051,380
535,611             U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29                            680,059
655,713             U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32                            799,714
375,876             U.S. Treasury Inflation Indexed Notes, 3.625%, 1/15/08                            381,734
956,536             U.S. Treasury Inflation Indexed Notes, 3.875%, 1/15/09                            991,771
782,015             U.S. Treasury Inflation Indexed Notes, 4.25%, 1/15/10                             831,838
988,335             U.S. Treasury Inflation Indexed Notes, 0.875%, 4/15/10(1)                         955,944
1,046,709           U.S. Treasury Inflation Indexed Notes, 3.50%, 1/15/11(1)                        1,105,464
764,850             U.S. Treasury Inflation Indexed Notes, 2.375%, 4/15/11                            775,039
854,970             U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12                            907,304
619,179             U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12                             649,219
551,050             U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13                            544,033
657,288             U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14                             651,075
966,456             U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14                             957,396
954,063             U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15                            916,199
1,196,748           U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)                       1,170,242
1,019,840           U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16                           1,004,423
1,002,300           U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16                           1,028,807
702,611             U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17                            713,233
                                                                                                  -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $19,705,950)                                                                                 19,726,588
                                                                                                  -----------

Inflation Protection Bond

MARCH 31, 2007

Principal Amount                                                                                  Value

Collateralized Mortgage Obligations(2) -- 3.9%
$ 250,000           Credit Suisse First Boston Mortgage Securities Corp., Series 2002
                    CKN2, Class A3 SEQ, 6.13%, 4/15/37                                              $ 260,207
100,000             Credit Suisse First Boston Mortgage Securities Corp., Series 2002
                    CKP1, Class B, 6.57%, 12/15/35                                                    106,122
125,000             J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002
                    C1, Class A3 SEQ, 5.38%, 7/12/37                                                  126,308
320,000             Morgan Stanley Capital I STRIPS - COUPON, Series 2007 HQ11, Class A2,
                    5.36%, 2/20/44                                                                    322,695
                                                                                                  -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $810,974)                                                                                       815,332
                                                                                                  -----------
Sovereign Governments & Agencies -- 1.0%
JPY                 KfW, VRN, 0.325%, 5/8/07, resets quarterly off the 3-month JPY LIBOR
25,000,000          minus 0.22% with no caps
(Cost $206,617)                                                                                       212,312
                                                                                                  -----------
TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $20,723,541)                                                                                 20,754,232
                                                                                                  -----------
OTHER ASSETS AND LIABILITIES -- 1.0%                                                                  224,792
                                                                                                  -----------
TOTAL NET ASSETS -- 100.0%                                                                        $20,979,024
                                                                                                  ===========

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10

Inflation Protection Bond

Futures Contracts
   Contracts Purchased        Expiration Date     Underlying Face Amount at Value    Unrealized Gain (Loss)
16       U.S. Treasury
         2-Year Notes            June 2007                  $3,279,000                       $9,000
                                                            ===========                    ===========

     Contracts Sold         Expiration Date      Underlying Face Amount at Value     Unrealized Gain (Loss)
8      U.S. Treasury
       10-Year Notes           June 2007                    $866,000                        $(2,660)
                                                           ===========                    ===========

Swap Agreements
                                                                                           Unrealized Gain
Notional Amount     Description of Agreement                          Expiration Date          (Loss)
TOTAL RETURN
                    Pay a fixed rate equal to 2.45%
                    and receive the return of the
                    U.S. CPI Urban Consumers NSA Index upon the
$800,000            termination date with Barclays Bank plc.           January 2012            $8,883
                                                                                             ===========

Notes to Schedule of Investments

CPI = Consumer Price Index

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

NSA = Not Seasonally Adjusted

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(2) Final maturity indicated, unless otherwise noted.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

ASSETS

Investment securities, at value (cost of $20,723,541)                               $20,754,232

Cash                                                                                     89,267

Unrealized appreciation on swap agreements                                                8,883

Receivable for capital shares sold                                                       36,023

Receivable for variation margin on futures contracts                                        250

Interest receivable                                                                     134,143
                                                                                    -----------
                                                                                     21,022,798
                                                                                    -----------

LIABILITIES

Payable for capital shares redeemed                                                      20,493

Accrued management fees                                                                  10,640

Distribution fees payable                                                                 5,170

Service fees (and distribution fees -
A Class and R Class) payable                                                              4,447

Dividends payable                                                                         3,024
                                                                                    -----------
                                                                                         43,774
                                                                                    -----------

NET ASSETS                                                                          $20,979,024
                                                                                    ===========

See Notes to Financial Statements.

------
11

MARCH 31, 2007

NET ASSETS CONSIST OF:

Capital paid in                                                                          $21,311,475

Undistributed net investment income                                                            1,584

Accumulated net realized loss on investment transactions                                   (379,949)

Net unrealized appreciation on investments                                                    45,914
                                                                                         -----------
                                                                                         $20,979,024
                                                                                         ===========

INVESTOR CLASS
Net assets                                                                                  $596,372
Shares outstanding                                                                            62,311
Net asset value per share                                                                      $9.57

INSTITUTIONAL CLASS
Net assets                                                                                   $43,301
Shares outstanding                                                                             4,524
Net asset value per share                                                                      $9.57

A CLASS
Net assets                                                                               $12,402,095
Shares outstanding                                                                         1,302,524
Net asset value per share                                                                      $9.52
Maximum offering price (net asset value divided by 0.955)                                      $9.97

B CLASS
Net assets                                                                                $1,132,264
Shares outstanding                                                                           119,180
Net asset value per share                                                                      $9.50

C CLASS
Net assets                                                                                $6,681,730
Shares outstanding                                                                           704,328
Net asset value per share                                                                      $9.49

R CLASS
Net assets                                                                                  $123,262
Shares outstanding                                                                            12,655
Net asset value per share                                                                      $9.74

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                             $737,892
                                                                    ---------

EXPENSES:

Management fees                                                       111,897

Distribution fees:
 B Class                                                                7,287
 C Class                                                               46,905

Service fees:
 B Class                                                                2,429
 C Class                                                               15,635

Distribution and service fees -- A Class                               28,095

Distribution and service fees -- R Class                                  342

Trustees' fees and expenses                                               729

Other expenses                                                            329
                                                                    ---------
                                                                      213,648
                                                                    ---------

NET INVESTMENT INCOME (LOSS)                                          524,244
                                                                    ---------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
and foreign currency transactions                                   (311,252)

Change in net unrealized
appreciation (depreciation) on investments
and translation of assets and liabilities
in foreign currencies                                                 529,124
                                                                    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               217,872
                                                                    ---------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $742,116
                                                                    =========

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31, 2007 AND PERIOD ENDED MARCH 31, 2006 (AS NOTED)
Increase (Decrease) in Net Assets                                         2007               2006(1)
OPERATIONS

Net investment income (loss)                                                      $ 524,244         $ 262,359

Net realized gain (loss)                                                          (311,252)          (67,781)

Change in net unrealized appreciation (depreciation)                                529,124         (483,210)
                                                                                -----------       -----------
Net increase (decrease) in net assets resulting from operations                     742,116         (288,632)
                                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Investor Class                                                                    (19,831)          (28,216)
 Institutional Class                                                                (1,427)          (23,866)
 A Class                                                                          (336,894)         (100,237)
 B Class                                                                           (22,154)          (29,331)
 C Class                                                                          (142,850)          (60,961)
 R Class                                                                            (1,088)          (19,748)

From return of capital:
 Investor Class                                                                        (83)                --
 Institutional Class                                                                     --                --
 A Class                                                                           (20,050)                --
 B Class                                                                            (3,328)                --
 C Class                                                                           (30,712)                --
 R Class                                                                                 --                --
                                                                                -----------       -----------
Decrease in net assets from distributions                                         (578,417)         (262,359)
                                                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital share transactions             6,167,036        15,199,280
                                                                                -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS                                             6,330,735        14,648,289

NET ASSETS

Beginning of period                                                              14,648,289                --
                                                                                -----------       -----------

End of period                                                                   $20,979,024       $14,648,289
                                                                                ===========       ===========

Undistributed net investment income                                                  $1,584                --
                                                                                ===========       ===========

(1) May 31, 2005 (fund inception) through March 31, 2006.

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the
1940 Act. The fund's investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S.
government agencies and instrumentalities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class, and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class, and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. All classes of the fund commenced sale on May 31, 2005, the fund's inception date.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.
FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on investments.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2625% to 0.3800% and the rates for the
Complex Fee (except for Institutional Class) range from 0.2500% to 0.3100%.
The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for the fund for the year ended
March 31, 2007 was 0.58% for all classes except Institutional Class, which was
0.38%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The plans provide that the A
Class and the R Class will pay ACIS an annual distribution and service fee of
0.25% for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Fees incurred under the plans during the year ended March 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2007, were $15,862,690 and
$9,774,544, respectively.

------
17

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                         Year ended March 31, 2007          Period ended March 31, 2006(1)
                                         Shares            Amount             Shares             Amount
INVESTOR CLASS
Sold                                          76,590           $722,622           125,108          $1,239,757
Issued in reinvestment of
distributions                                    521              4,911             2,261              22,063
Redeemed                                    (54,375)          (512,192)          (87,794)           (850,562)
                                           ---------         ----------         ---------          ----------
                                              22,736            215,341            39,575             411,258
                                           ---------         ----------         ---------          ----------
INSTITUTIONAL CLASS
Sold                                             343              3,231            84,969             844,334
Issued in reinvestment of
distributions                                    152              1,427             2,439              23,789
Redeemed                                          --                 --          (83,379)           (800,000)
                                           ---------         ----------         ---------          ----------
                                                 495              4,658             4,029              68,123
                                           ---------         ----------         ---------          ----------
A CLASS
Sold                                         947,874          8,907,190         1,039,894          10,109,268
Issued in reinvestment of
distributions                                 35,366            332,299             7,980              77,303
Redeemed                                   (544,625)        (5,108,120)         (183,965)         (1,783,726)
                                           ---------         ----------         ---------          ----------
                                             438,615          4,131,369           863,909           8,402,845
                                           ---------         ----------         ---------          ----------
B CLASS
Sold                                          52,410            493,406           172,288           1,696,275
Issued in reinvestment of
distributions                                  1,858             17,462             2,629              25,579
Redeemed                                    (22,981)          (214,939)          (87,024)           (837,931)
                                           ---------         ----------         ---------          ----------
                                              31,287            295,929            87,893             883,923
                                           ---------         ----------         ---------          ----------
C CLASS
Sold                                         356,677          3,342,230           638,149           6,208,377
Issued in reinvestment of
distributions                                  7,955             74,632             3,935              38,204
Redeemed                                   (212,538)        (1,992,934)          (89,850)           (866,471)
                                           ---------         ----------         ---------          ----------
                                             152,094          1,423,928           552,234           5,380,110
                                           ---------         ----------         ---------          ----------
R CLASS
Sold                                           9,843             94,816            83,889             833,334
Issued in reinvestment of
distributions                                    113              1,088             2,020              19,687
Redeemed                                        (10)               (93)          (83,200)           (800,000)
                                           ---------         ----------         ---------          ----------
                                               9,946             95,811             2,709              53,021
                                           ---------         ----------         ---------          ----------
Net increase (decrease)                      655,173         $6,167,036         1,550,349         $15,199,280
                                           =========         ==========         =========          ==========

(1) May 31, 2005 (fund inception) through March 31, 2006.

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18

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2007.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended March 31, 2007 and period May 31, 2005 (fund inception) through March 31, 2006, were as follows:

                                         2007           2006
DISTRIBUTIONS PAID FROM
Ordinary income                        $524,244       $262,359
Long-term capital gains                   --             --
Return of capital                       $54,173          --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                                                   $20,876,095
                                                                                                  ===========
Gross tax appreciation of investments                                                                $121,805

Gross tax depreciation of investments                                                               (243,668)
                                                                                                  -----------
Net tax appreciation (depreciation) of investments                                                 $(121,863)
                                                                                                  ===========
Net tax appreciation/depreciation on derivatives and translation of assets and
liabilities in foreign currencies                                                                      $8,832
                                                                                                  -----------
Net tax appreciation (depreciation)                                                                $(113,031)
                                                                                                  ===========
Undistributed ordinary income                                                                          $1,584

Accumulated capital losses                                                                          $(33,021)

Capital loss deferral                                                                              $(187,983)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $6,481 and $26,540 expire in 2014 and 2015, respectively.

The capital loss deferral listed above represents net capital losses incurred in the five-month period ended March 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
19

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

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20

FINANCIAL HIGHLIGHTS
Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                     2007          2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                     $9.47         $10.00
                                                                                      --------       --------
Income From Investment Operations
 Net Investment Income                                                                 0.33(2)           0.33
 Net Realized and Unrealized Gain (Loss)                                                  0.08         (0.53)
                                                                                      --------       --------
 Total From Investment Operations                                                         0.41         (0.20)
                                                                                      --------       --------
Distributions
 From Net Investment Income                                                             (0.31)         (0.33)
 From Return of Capital                                                                  --(3)             --
                                                                                      --------       --------
 Total Distributions                                                                    (0.31)         (0.33)
                                                                                      --------       --------
Net Asset Value, End of Period                                                           $9.57          $9.47
                                                                                      ========       ========

TOTAL RETURN(4)                                                                          4.46%        (2.09)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                        0.59%       0.59%(5)
Ratio of Net Investment Income to Average Net Assets                                     3.26%       3.97%(5)
Portfolio Turnover Rate                                                                    52%            51%
Net Assets, End of Period (in thousands)                                                  $596           $375

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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21

Inflation Protection Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                      2007         2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                     $9.47         $10.00
                                                                                       -------        -------
Income From Investment Operations
 Net Investment Income                                                                 0.35(2)           0.34
 Net Realized and Unrealized Gain (Loss)                                                  0.11         (0.53)
                                                                                       -------        -------
 Total From Investment Operations                                                         0.46         (0.19)
                                                                                       -------        -------
Distributions
 From Net Investment Income                                                             (0.36)         (0.34)
Net Asset Value, End of Period                                                           $9.57          $9.47
                                                                                       =======        =======

TOTAL RETURN(3)                                                                          4.81%        (1.97)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                        0.39%       0.39%(4)
Ratio of Net Investment Income to Average Net Assets                                     3.46%       4.17%(4)
Portfolio Turnover Rate                                                                    52%            51%
Net Assets, End of Period (in thousands)                                                   $43            $38

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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22

Inflation Protection Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                      2007         2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                 $9.45         $10.00
                                                                                    -------        -------
Income From Investment Operations
 Net Investment Income                                                              0.28(2)         0.33
 Net Realized and Unrealized Gain (Loss)                                              0.11         (0.55)
                                                                                    -------        -------
 Total From Investment Operations                                                     0.39         (0.22)
                                                                                    -------        -------
Distributions
 From Net Investment Income                                                          (0.30)        (0.33)
 From Return of Capital                                                              (0.02)          --
 Total Distributions                                                                 (0.32)        (0.33)
                                                                                    -------        -------
Net Asset Value, End of Period                                                       $9.52          $9.45
                                                                                    =======        =======

TOTAL RETURN(3)                                                                      4.25%         (2.35)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                    0.84%        0.84%(4)
Ratio of Net Investment Income to Average Net Assets                                 3.01%        3.72%(4)
Portfolio Turnover Rate                                                               52%            51%
Net Assets, End of Period (in thousands)                                            $12,402        $8,164

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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23

Inflation Protection Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                      2007         2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                     $9.45         $10.00
                                                                                       -------        -------
Income From Investment Operations
 Net Investment Income                                                                 0.21(2)           0.27
 Net Realized and Unrealized Gain (Loss)                                                  0.11         (0.55)
                                                                                       -------        -------
 Total From Investment Operations                                                         0.32         (0.28)
                                                                                       -------        -------
Distributions
 From Net Investment Income                                                             (0.23)         (0.27)
 From Return of Capital                                                                 (0.04)             --
                                                                                       -------        -------
 Total Distributions                                                                    (0.27)         (0.27)
                                                                                       -------        -------
Net Asset Value, End of Period                                                           $9.50          $9.45
                                                                                       =======        =======

TOTAL RETURN(3)                                                                          3.41%        (2.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                        1.59%       1.59%(4)
Ratio of Net Investment Income to Average Net Assets                                     2.26%       2.97%(4)
Portfolio Turnover Rate                                                                    52%            51%
Net Assets, End of Period (in thousands)                                                $1,132           $830

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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24

Inflation Protection Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                      2007         2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                                     $9.44         $10.00
                                                                                       -------        -------
Income From Investment Operations
 Net Investment Income                                                                 0.21(2)           0.27
 Net Realized and Unrealized Gain (Loss)                                                  0.12         (0.56)
                                                                                       -------        -------
 Total From Investment Operations                                                         0.33         (0.29)
                                                                                       -------        -------
Distributions
 From Net Investment Income                                                             (0.23)         (0.27)
 From Return of Capital                                                                 (0.05)             --
                                                                                       -------        -------
 Total Distributions                                                                    (0.28)         (0.27)
                                                                                       -------        -------
Net Asset Value, End of Period                                                           $9.49          $9.44
                                                                                       =======        =======

TOTAL RETURN(3)                                                                          3.54%        (2.95)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                        1.59%       1.59%(4)
Ratio of Net Investment Income to Average Net Assets                                     2.26%       2.97%(4)
Portfolio Turnover Rate                                                                    52%            51%
Net Assets, End of Period (in thousands)                                                $6,682         $5,215

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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25

Inflation Protection Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                  2007          2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                              $9.46         $10.00
                                                                                  -------       -------
Income From Investment Operations
 Net Investment Income                                                            0.15(2)       0.30
 Net Realized and Unrealized Gain (Loss)                                          0.23          (0.54)
                                                                                  -------       -------
 Total From Investment Operations                                                 0.38          (0.24)
                                                                                  -------       -------
Distributions
 From Net Investment Income                                                       (0.10)        (0.30)
                                                                                  -------       -------
Net Asset Value, End of Period                                                    $9.74         $9.46
                                                                                  =======       =======

TOTAL RETURN(3)                                                                   4.03%         (2.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                 1.09%         1.09%(4)
Ratio of Net Investment Income to Average Net Assets                              2.76%         3.47%(4)
Portfolio Turnover Rate                                                           52%           51%
Net Assets, End of Period (in thousands)                                          $123          $26

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust
and Shareholders of the Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation
Protection Bond Fund (one of the ten funds comprising the American Century
Investment Trust, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in it net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2007

------
27

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the
fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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28

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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29

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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30

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares. The fund is available for purchase only through financial intermediaries by investors who seek advice from them. The fund is closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50%
to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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32

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION
As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES
American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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33

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S.
dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX
measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

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34

NOTES

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35

NOTES

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36

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE: 1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTriBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54181N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               March 31, 2007

[photo of spring]

American Century-Mason Street Select Bond Fund
American Century-Mason Street High-Yield Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century®-Mason Street Select Bond and High-Yield Bond funds for the 12 months ended March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
       U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

SELECT BOND

HIGH-YIELD BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of cio]

By David MacEwen, Chief Investment Officer, Fixed Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended March 31, 2007. The bulk of the rally followed the Federal Reserve's (the Fed's) decision in August
2006 to stop raising short-term interest rates, its first pause after 17 increases from June 2004 to June 2006. The change in rate policy came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields.

TREASURY YIELD CURVE FELL, REMAINED FLAT

The Treasury yield curve (a graphic representation of bond yields at different maturities) was essentially "flat" at the start of the reporting period, when yields on two- and 10-year Treasurys were 4.82% and 4.85%, respectively.
Expectations of slower economic growth and Fed rate cuts at the short end of the curve helped bring yields down modestly across the curve. And despite some volatility during the period, the curve maintained its relatively flat shape, ending March 2007 with yields of 4.58% and 4.65% on two- and 10-year
Treasurys, respectively.

CORPORATES AND MBS OUTPACED TREASURYS AND TIPS

Corporate bonds generally delivered the strongest results of the period as moderate economic growth, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities.
Mortgage-backed securities (MBS) also outperformed the broad market.
Meanwhile, Treasury securities lagged as yield-seeking investors looked elsewhere in the market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2007

TREASURY SECURITIES
3-Month Bill                                               5.10%
2-Year Note                                                4.97%
5-Year Note                                                5.60%
10-Year Note                                               5.82%
30-Year Bond                                               5.39%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                      11.58%
Corporate (investment-grade)                               7.10%
Fixed-Rate Mortgage-Backed                                 6.94%
Aggregate (multi-sector)                                   6.59%
Agency                                                     6.14%
Treasury                                                   5.87%
Treasury Inflation-Protected (TIPS)                        5.30%

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2

PERFORMANCE
Select Bond

Total Returns as of March 31, 2007
                                                               Average Annual Returns
                                                                                    Since         Inception
                                          1 year        5 years      10 years     Inception         Date

A CLASS                                                                                            3/31/97
 No sales charge*                        5.86%(1)        5.24%        6.37%         6.37%
 With sales charge*                      1.09%(1)        4.27%        5.88%         5.88%

CITIGROUP US BROAD INVESTMENT-GRADE
BOND INDEX                                 6.60%         5.40%        6.48%         6.48%            --

Investor Class                              --             --           --         6.06%(2)        4/3/06

Institutional Class                         --             --           --         6.27%(2)        4/3/06

B Class                                                                                            3/31/97
 No sales charge*                        5.18%(1)       4.56%(1)      5.68%         5.68%
 With sales charge*                      1.18%(1)       4.39%(1)      5.68%         5.68%

C Class                                                                                            4/3/06
 No sales charge*                           --             --           --         5.02%(2)
 With sales charge*                         --             --           --         4.02%(2)

R Class                                     --             --           --         5.54%(2)        4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Select Bond acquired all of the net assets of the Mason Street Select Bond
Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street Select Bond Fund.

(1) Class returns would have been lower if fees had not been waived.

(2) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Select Bond

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997*

One-Year Returns Over 10 Years
Periods ended March 31
                        1998       1999      2000       2001       2002       2003       2004        2005       2006        2007

A Class** (no
sales charge)          12.11%     4.60%     2.26%      13.32%      5.76%     13.19%      6.50%      -0.27%      1.47%      5.86%

Citigroup US Broad
Investment-Grade
Bond Index             11.98%     6.50%     1.81%      12.57%      5.34%     11.56%      5.52%      1.23%       2.40%      6.60%

*Select Bond A Class's initial investment is $9,550 to reflect the maximum
4.50% initial sales charge.

**Class returns would have been lower, along with the ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Select Bond

Portfolio Manager: David Ells

PERFORMANCE SUMMARY

Select Bond returned 5.86%* during the 12 months ended March 31, 2007. By comparison, its benchmark, the Citigroup Broad US Investment-Grade (BIG) Bond
Index, returned 6.60%. It's worth noting that the portfolio's return is reduced by operating expenses, while the index's return is not.

The portfolio and benchmark produced positive returns as economic growth moderated and inflation remained relatively tame. Relative to the benchmark, our sector allocation decisions contributed to performance, as it helped to hold overweight positions in corporate and mortgage-backed bonds. However, we kept the portfolio's duration (sensitivity to interest rate changes) slightly short relative to the benchmark for much of the period, which detracted from performance as bond yields in the two- to 30-year maturity range generally declined.

SECTOR COMPOSITION OF THE BENCHMARK AND PORTFOLIO

Select Bond's market exposure is based on the benchmark, which focuses primarily on three bond sectors: mortgage-backed securities (MBS), Treasury securities, and corporate bonds. Mortgage- and related asset-backed securities represent a little more than 40% of the benchmark. Treasurys represent about
25% of the index, and corporate securities about 20%.

PORTFOLIO STRATEGIES

We manage Select Bond for high current income by investing primarily in the bond sectors described earlier. We attempt to add value over a complete market cycle through sector weightings and security selection, looking for what we believe are attractive relative values. We make only modest adjustments to the portfolio's duration, typically keeping it in a relatively narrow range around that of our benchmark.

In terms of sector allocation, it helped performance relative to the benchmark to hold an overweight position in MBS. We favored MBS for their combination of high credit quality and attractive yields--they offer more yield than
Treasurys and better credit quality than corporates. Within the MBS slice, we favored high-quality government agency MBS. This positioning detracted modestly from performance for the year, as non-agency MBS outperformed overall. However, agency mortgages made up some ground in the first quarter of
2007, when non-agency bonds lagged on worries about defaults among subprime loans and the health of the housing market.

Portfolio at a Glance
                                                As of           As of
                                               3/31/07         9/30/06

Weighted Average Maturity                     6.8 years       6.7 years
Average Duration (effective)                  4.6 years       4.1 years

Yields as of March 31, 2007

30-day SEC Yield

Investor Class                                                   3.79%
Institutional Class                                              3.99%
A Class(1)                                                       3.40%
B Class(1)                                                       2.91%
C Class                                                          2.79%
R Class                                                          3.29%

(1) The yields presented reflect the waiver of a portion of the class's distribution and service fees. Without such waiver, the 30-day yields would have been lower.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown.

------
5

Select Bond

In terms of our corporate bond allocation, the portfolio's slight overweight position relative to the benchmark contributed to results. However, our higher average credit quality limited performance, as BBB bonds (the lowest-rated credit tranche in the index) outperformed AAA bonds (the highest-rated segment) by a wide margin.

Looking at the portfolio's sensitivity to interest rate changes, we maintained a slightly short duration relative to our benchmark. We thought this positioning made sense because of the flat shape of the yield curve--there was little difference in yield between short- and longer-term bonds. This meant we were able to reduce the portfolio's interest rate risk while giving up little additional yield. Though rates were volatile over the course of the 12 months, they ultimately ended the period lower. As a result, this positioning detracted from performance relative to the benchmark.

STARTING POINT FOR NEXT REPORTING PERIOD

We use a relative value approach to investing, looking for the most attractive risk/reward tradeoffs we can find given our outlook for the economy and markets. In terms of the economy, we think talk of recession is overdone;
instead, we see modest growth. That said, we are watching developments in the housing market carefully, because it has important implications for growth.

Nevertheless, we're somewhat cautious on corporate bonds going forward because their yields are in the neighborhood of all-time lows relative to Treasurys.
In other words, we don't believe we're being compensated with enough additional yield to take on extra credit risk. This also argues for a continued overweight position in government agency MBS, whose yield and credit profile we like. In terms of duration, this outlook suggests we're likely to keep the portfolio neutral to slightly short relative to the benchmark with interest rates at current levels.

Types of Investments in Portfolio
                                                        % of net            % of net
                                                      assets as of        assets as of
                                                        3/31/07             9/30/06

Mortgage-Backed Securities                               38.8%               34.6%
Corporate Bonds                                          34.3%               28.3%
CMOs                                                     11.8%                8.9%
U.S. Treasury Securities                                  6.4%               15.6%
Asset-Backed Securities                                   5.8%                5.8%
Commercial Paper                                          4.7%                4.6%
Sovereign Governments & Agencies                          1.2%                0.7%
U.S. Government Agency Securities                         1.1%                2.3%
Temporary Cash Investments                                0.5%                0.4%
Other Assets and Liabilities                             (4.6)%              (1.2)%

Portfolio Composition by Credit Rating
                                                       % of fund          % of fund
                                                      investments        investments
                                                         as of              as of
                                                        3/31/07            9/30/06

AAA                                                       64%                71%
AA                                                        5%                  3%
A                                                         11%                10%
BBB                                                       17%                14%
BB                                                        3%                  2%

------
6

SCHEDULE OF INVESTMENTS
Select Bond

MARCH 31, 2007

Principal Amount                                                                                        Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 38.8%

        $1,763,000  FHLMC, 6.00%, settlement date 4/12/07(2)                                      $ 1,777,324
           738,695  FHLMC, 4.50%, 5/1/19                                                              716,314
           314,790  FHLMC, 5.00%, 10/1/19                                                             311,021
         1,027,435  FHLMC, 5.00%, 11/1/19                                                           1,015,134
            96,676  FHLMC, 5.50%, 11/1/19                                                              97,025
           147,914  FHLMC, 5.50%, 11/1/19                                                             148,447
           103,333  FHLMC, 5.50%, 11/1/19                                                             103,706
            92,687  FHLMC, 5.50%, 11/1/19                                                              93,021
            71,898  FHLMC, 5.50%, 11/1/19                                                              72,157
            98,746  FHLMC, 5.50%, 12/1/19                                                              99,102
            31,878  FHLMC, 5.00%, 2/1/20                                                               31,461
            62,359  FHLMC, 5.00%, 2/1/20                                                               61,544
           367,233  FHLMC, 5.50%, 3/1/20                                                              368,251
           153,565  FHLMC, 5.50%, 3/1/20                                                              153,991
           176,332  FHLMC, 5.50%, 3/1/20                                                              176,821
            93,783  FHLMC, 5.00%, 5/1/20                                                               92,558
           215,523  FHLMC, 5.00%, 5/1/20                                                              212,707
            39,142  FHLMC, 5.00%, 5/1/20                                                               38,631
           144,359  FHLMC, 4.00%, 10/1/20                                                             136,366
           230,529  FHLMC, 6.50%, 5/1/34                                                              236,259
           559,593  FHLMC, 5.50%, 6/1/35                                                              554,469
         2,122,413  FHLMC, 5.00%, 11/1/35                                                           2,053,939
         2,196,639  FHLMC, 5.00%, 12/1/35(3)                                                        2,125,771
           119,936  FHLMC, 6.50%, 3/1/36                                                              122,349
           153,374  FHLMC, 6.50%, 3/1/36                                                              156,461
         2,104,489  FHLMC, 5.50%, 12/1/36(3)                                                        2,083,145
         1,855,790  FHLMC, 6.50%, 12/1/36                                                           1,893,136
         3,581,000  FNMA, 6.00%, settlement date 4/12/06(2)                                         3,607,858
           314,538  FNMA, 5.32%, 4/1/14                                                               318,623
           484,512  FNMA, 5.17%, 1/1/16                                                               483,865
         1,149,884  FNMA, 5.29%, 4/1/16                                                             1,165,647
           253,000  FNMA, 5.38%, 1/1/17                                                               255,364
           153,260  FNMA, 4.00%, 6/1/19                                                               144,915
         1,159,652  FNMA, 4.50%, 6/1/19                                                             1,124,562
           949,268  FNMA, 4.50%, 8/1/19                                                               920,544
           108,377  FNMA, 6.00%, 10/1/19                                                              110,234
           126,380  FNMA, 4.50%, 12/1/19                                                              122,556
           202,834  FNMA, 5.00%, 3/1/20                                                               200,401
           195,686  FNMA, 5.00%, 3/1/20                                                               193,112
           166,842  FNMA, 5.00%, 4/1/20                                                               164,647
           238,208  FNMA, 5.00%, 5/1/20                                                               235,074

Principal Amount                                                                                        Value

          $ 51,377  FNMA, 5.00%, 5/1/20                                                               $50,701
           411,831  FNMA, 5.00%, 5/1/20                                                               406,413
           595,305  FNMA, 4.50%, 7/1/20                                                               576,552
           479,034  FNMA, 5.50%, 9/1/34                                                               474,981
           877,412  FNMA, 6.00%, 10/1/34                                                              886,530
         1,587,077  FNMA, 5.00%, 11/1/34                                                            1,536,612
           631,119  FNMA, 6.00%, 11/1/34                                                              637,677
           320,917  FNMA, 5.50%, 3/1/35                                                               317,988
           384,665  FNMA, 5.50%, 3/1/35                                                               381,155
            59,418  FNMA, 5.50%, 3/1/35                                                                58,875
           100,553  FNMA, 5.50%, 3/1/35                                                                99,635
            52,895  FNMA, 5.50%, 3/1/35                                                                52,412
           451,808  FNMA, 5.00%, 4/1/35                                                               437,097
            59,586  FNMA, 6.00%, 5/1/35                                                                60,088
            54,297  FNMA, 6.00%, 6/1/35                                                                54,755
            11,945  FNMA, 6.00%, 6/1/35                                                                12,046
         1,508,373  FNMA, 5.00%, 7/1/35                                                             1,459,259
           284,673  FNMA, 5.50%, 7/1/35                                                               282,075
           295,720  FNMA, 6.00%, 7/1/35                                                               298,211
           471,676  FNMA, 5.50%, 8/1/35                                                               467,372
           219,997  FNMA, 6.00%, 8/1/35                                                               221,850
           326,440  FNMA, 5.50%, 9/1/35                                                               323,461
           143,232  FNMA, 5.50%, 9/1/35                                                               141,925
           545,442  FNMA, 5.50%, 9/1/35                                                               540,465
           632,705  FNMA, 5.50%, 9/1/35                                                               626,930
           326,705  FNMA, 5.50%, 9/1/35                                                               323,724
           526,698  FNMA, 5.00%, 10/1/35                                                              509,548
         1,314,004  FNMA, 5.50%, 10/1/35                                                            1,302,013
           239,534  FNMA, 6.00%, 10/1/35                                                              241,552
           495,279  FNMA, 5.50%, 11/1/35                                                              490,759
         1,997,557  FNMA, 5.50%, 11/1/35                                                            1,979,326
           152,124  FNMA, 6.50%, 11/1/35                                                              155,328
           282,013  FNMA, 6.50%, 11/1/35                                                              287,952
           812,077  FNMA, 6.50%, 12/1/35                                                              829,179
           229,419  FNMA, 6.50%, 4/1/36                                                               234,108
           544,085  FNMA, 6.00%, 9/1/36                                                               548,300
           133,185  FNMA, 5.50%, 12/1/36                                                              131,837
           226,601  FNMA, 5.50%, 12/1/36                                                              224,309
           197,542  FNMA, 5.50%, 1/1/37                                                               195,527
           163,907  FNMA, 5.50%, 2/1/37                                                               162,248
           229,848  GNMA, 5.50%, 2/15/32                                                              229,005
           138,616  GNMA, 5.50%, 2/15/32                                                              138,108
                                                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $42,690,163)                                                                                 42,366,400
                                                                                                 ------------

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7

Select Bond

Principal Amount                                                                                        Value

Corporate Bonds -- 34.3%

AEROSPACE & DEFENSE -- 1.9%

         $ 315,000  BAE Systems Holdings Inc., 4.75%, 8/15/10 (Acquired 3/21/06, Cost
                    $305,566)(4)                                                                    $ 310,765
           313,000  Boeing Capital Corp., 4.75%, 8/25/08                                              311,568
           316,000  General Dynamics Corp., 3.00%, 5/15/08                                            308,950
           109,000  General Dynamics Corp., 4.25%, 5/15/13                                            104,276
            65,000  Honeywell International Inc., 5.30%, 3/15/17                                       64,380
           370,000  L-3 Communications Corp., 6.375%, 10/15/15                                        368,612
            75,000  Lockheed Martin Corp., 6.15%, 9/1/36                                               78,082
           462,000  Raytheon Company, 5.50%, 11/15/12                                                 470,556
            50,000  United Technologies Corp., 6.35%, 3/1/11                                           52,357
                                                                                                 ------------
                                                                                                    2,069,546
                                                                                                 ------------
AUTO COMPONENTS -- 0.2%
           134,000  Johnson Controls, Inc., 5.50%, 1/15/16                                            132,930
            63,000  Johnson Controls, Inc., 6.00%, 1/15/36                                             61,601
                                                                                                 ------------
                                                                                                      194,531
                                                                                                 ------------
AUTOMOBILES -- 0.3%
           315,000  DaimlerChrysler N.A. Holding Corp., 5.75%, 5/18/09                                318,959
            25,000  DaimlerChrysler N.A. Holding Corp., 8.50%, 1/18/31                                 31,312
                                                                                                 ------------
                                                                                                      350,271
                                                                                                 ------------
BEVERAGES -- 0.7%
            45,000  Anheuser-Busch Companies, Inc., 4.375%, 1/15/13                                    43,175
            15,000  Anheuser-Busch Companies, Inc., 5.95%, 1/15/33                                     14,891
            55,000  Anheuser-Busch Companies, Inc., 5.75%, 4/1/36                                      53,084
           160,000  Constellation Brands Inc., 7.25%, 9/1/16                                          162,800
           163,000  Fortune Brands Inc., 5.375%, 1/15/16                                              156,915
            95,000  PepsiAmericas, Inc., 4.875%, 1/15/15                                               91,558
           285,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06, Cost $284,798)(4)                 294,547
                                                                                                 ------------
                                                                                                      816,970
                                                                                                 ------------

Principal Amount                                                                                        Value

CAPITAL MARKETS -- 1.6%
         $ 402,000  Goldman Sachs Group, Inc. (The), 5.15%, 1/15/14                                 $ 394,385
           195,000  Goldman Sachs Group, Inc. (The), 5.625%, 1/15/17                                  193,506
           235,000  Lehman Brothers Holdings Inc., 5.75%, 1/3/17                                      235,922
            75,000  Lehman Brothers Holdings Inc., 5.875%, 11/15/17                                    76,056
            50,000  Mellon Bank N.A., 5.45%, 4/1/16                                                    50,086
           205,000  Merrill Lynch & Co., Inc., 6.05%, 5/16/16                                         210,672
            20,000  Merrill Lynch & Co., Inc., 6.22%, 9/15/26                                          20,102
           181,000  Morgan Stanley, 5.375%, 10/15/15                                                  178,401
           110,000  Morgan Stanley, 6.25%, 8/9/26                                                     113,246
            80,000  Northern Trust Corp., 5.30%, 8/29/11                                               80,889
           250,000  State Street Bank & Trust Co., 5.30%, 1/15/16                                     248,647
                                                                                                 ------------
                                                                                                    1,801,912
                                                                                                 ------------
COMMERCIAL BANKS -- 2.5%
           186,000  Bank of New York Co. Inc. (The), 4.95%, 1/14/11                                   185,678
           422,000  Bank One Corp., 5.25%, 1/30/13                                                    422,810
           140,000  Barclays Bank plc, 5.93%, 12/15/49 (Acquired 9/21/06-3/7/07, Cost
                    $140,826)(4)                                                                      140,407
            67,000  BB&T Corp., 4.90%, 6/30/17                                                         63,853
            79,000  Deutsche Bank Capital Funding Trust VII, 5.63%, 1/19/16 (Acquired
                    5/9/06, Cost $74,765)(4)                                                           77,677
           240,000  Fifth Third Bancorp, 5.45%, 1/15/17                                               238,548
           250,000  M&I Marshall & Ilsley Bank, 5.15%, 2/22/12                                        250,402
           255,000  National Australia Bank Ltd., 4.80%, 4/6/10 (Acquired 3/30/05, Cost
                    $254,709)(4)                                                                      253,592
            60,000  PNC Funding Corp., 5.625%, 2/1/17                                                  60,544
            75,000  U.S. Bank N.A., 4.80%, 4/15/15                                                     72,037
            93,000  UnionBanCal Corp., 5.25%, 12/16/13                                                 92,226
           380,000  Wachovia Corp., 5.35%, 3/15/11                                                    384,801

------
8

Select Bond

Principal Amount                                                                                        Value

          $ 75,000  Wachovia Corp., 5.625%, 10/15/16                                                  $75,463
           100,000  Wells Fargo Bank N.A., 5.75%, 5/16/16                                             102,820
           279,000  Zions Bancorporation, 5.50%, 11/16/15                                             274,727
                                                                                                 ------------
                                                                                                    2,695,585
                                                                                                 ------------
COMMUNICATIONS EQUIPMENT(5)
            35,000  Cisco Systems Inc., 5.50%, 2/22/16                                                 35,304
                                                                                                 ------------
COMPUTERS & PERIPHERALS -- 0.1%
            70,000  Seagate Technology HDD Holdings, 6.80%, 10/1/16                                    70,700
                                                                                                 ------------
CONSTRUCTION MATERIALS -- 0.1%
            75,000  CRH America Inc., 6.00%, 9/30/16                                                   76,164
                                                                                                 ------------
CONSUMER FINANCE -- 0.3%
           285,000  SLM Corporation, 5.45%, 4/25/11                                                   288,702
                                                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.0%
           125,000  Bank of America Corp., 5.625%, 10/14/16                                           126,899
           335,000  Bank of America Corp., 5.42%, 3/15/17                                             332,152
           435,000  Citigroup Inc., 5.50%, 2/15/17                                                    433,546
           195,000  GMAC LLC, 6.00%, 12/15/11                                                         189,323
           425,000  HSBC Finance Corp., 4.125%, 11/16/09                                              415,167
           276,000  International Lease Finance Corp., 4.75%, 1/13/12                                 271,274
           197,000  John Deere Capital Corp., 4.50%, 8/25/08                                          195,133
           195,000  JPMorgan Chase Bank N.A., 5.875%, 6/13/16                                         200,669
                                                                                                 ------------
                                                                                                    2,164,163
                                                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
           159,000  AT&T Corp., 7.30%, 11/15/11                                                       172,773
           224,000  AT&T Corp., 8.00%, 11/15/31                                                       277,648
            15,000  CenturyTel Inc., 6.00%, 4/1/17                                                     14,883
            85,000  Deutsche Telekom International Finance BV, 5.75%, 3/23/16                          85,146
           105,000  Embarq Corp., 6.74%, 6/1/13                                                       108,537
           115,000  Embarq Corp., 7.08%, 6/1/16                                                       117,444
            70,000  Embarq Corp., 8.00%, 3/1/36                                                        72,491
           125,000  France Telecom SA, 8.50%, 3/1/31                                                  162,935
           210,000  Sprint Capital Corp., 8.375%, 3/15/12                                             234,542
           100,000  Sprint Capital Corp., 6.90%, 5/1/19                                               103,771

Principal Amount                                                                                        Value

          $ 62,000  Sprint Capital Corp., 8.75%, 3/15/32                                              $73,334
           146,000  Telecom Italia Capital SA, 4.00%, 1/15/10                                         141,147
           175,000  Telecom Italia Capital SA, 6.20%, 7/18/11                                         179,781
           140,000  Verizon Communications Inc., 5.55%, 2/15/16                                       140,329
            45,000  Verizon Communications Inc., 5.50%, 4/1/17                                         44,744
           175,000  Verizon Global Funding Corp., 5.85%, 9/15/35                                      166,049
                                                                                                 ------------
                                                                                                    2,095,554
                                                                                                 ------------
ELECTRIC UTILITIES -- 4.4%
            60,000  Carolina Power & Light Co., 6.50%, 7/15/12                                         63,715
            35,000  Carolina Power & Light Co., 5.15%, 4/1/15                                          34,427
           634,000  DTE Energy Co., 7.05%, 6/1/11                                                     675,735
           268,000  Duquesne Light Holdings, Inc., 5.50%, 8/15/15                                     253,786
           153,000  Entergy Mississippi Inc., 6.25%, 4/1/34                                           149,023
           100,000  Florida Power & Light Co., 5.625%, 4/1/34                                          98,350
           469,000  Florida Power Corp., 4.50%, 6/1/10                                                460,736
           418,000  FPL Group Capital Inc., 5.55%, 2/16/08                                            418,521
           339,000  Indiana Michigan Power Co., 5.05%, 11/15/14                                       328,876
           166,476  Kiowa Power Partners LLC, 4.81%, 12/30/13 (Acquired 11/19/04, Cost
                    $162,531)(4)                                                                      162,186
           123,000  Kiowa Power Partners LLC, 5.74%, 3/30/21 (Acquired 11/19/04, Cost
                    $123,000)(4)                                                                      120,520
            30,000  MidAmerican Energy Holdings Co., 6.125%, 4/1/36                                    30,036
            80,000  Monongahela Power Co., 5.70%, 3/15/17 (Acquired 9/13/06, Cost
                    $79,708)(4)                                                                        80,389
           272,000  Nevada Power Co., 5.875%, 1/15/15                                                 275,611
            90,000  Nevada Power Co., 6.50%, 5/18/18                                                   94,426
           160,000  Oncor Electric Delivery Co., 6.375%, 1/15/15                                      166,745
           110,000  Oncor Electric Delivery Co., 7.00%, 9/1/22                                        118,123
           371,000  PacifiCorp, 5.45%, 9/15/13                                                        370,887
            75,000  PacifiCorp, 5.75%, 4/1/37                                                          73,778
           373,000  PPL Electric Utilities Corp., 4.30%, 6/1/13                                       350,324

------
9

Select Bond

Principal Amount                                                                                        Value

          $ 40,000  PPL Energy Supply LLC, 6.00%, 12/15/36                                            $38,002
           235,000  Southern California Edison Co., 5.00%, 1/15/16                                    228,877
            30,000  Southern California Edison Co., 5.55%, 1/15/37                                     28,833
           245,000  Toledo Edison Co., 6.15%, 5/15/37                                                 240,826
                                                                                                 ------------
                                                                                                    4,862,732
                                                                                                 ------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
           268,000  Consolidated Natural Gas Co., 5.00%, 12/1/14                                      259,615
            10,000  Southern Natural Gas Co., 5.90%, 4/1/17 (Acquired 3/14/07, Cost
                    $9,983)(4)                                                                         10,050
            65,000  Weatherford International Ltd., 6.50%, 8/1/36                                      65,205
                                                                                                 ------------
                                                                                                      334,870
                                                                                                 ------------
FOOD & STAPLES RETAILING -- 0.6%
            45,000  Costco Wholesale Corp., 5.50%, 3/15/17                                             45,183
           123,000  CVS Corp., 4.875%, 9/15/14                                                        118,727
            70,000  CVS Corp., 6.125%, 8/15/16                                                         72,515
           285,000  Delhaize America Inc., 8.125%, 4/15/11                                            313,167
            35,000  Wal-Mart Stores, Inc., 5.375%, 4/5/17(6)                                           34,973
            85,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(6)                                           85,451
                                                                                                 ------------
                                                                                                      670,016
                                                                                                 ------------
FOOD PRODUCTS -- 0.6%
            85,000  General Mills, Inc., 5.70%, 2/15/17                                                85,401
           473,000  Kellogg Co., 6.60%, 4/1/11                                                        497,547
            68,000  Kraft Foods Inc., 6.25%, 6/1/12                                                    70,737
            25,000  Kraft Foods Inc., 5.25%, 10/1/13                                                   24,669
                                                                                                 ------------
                                                                                                      678,354
                                                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
            40,000  Harrah's Operating Co. Inc., 5.75%, 10/1/17                                        33,162
           170,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                                      176,513
                                                                                                 ------------
                                                                                                      209,675
                                                                                                 ------------
HOUSEHOLD DURABLES -- 0.6%
            45,000  Centex Corp., 7.875%, 2/1/11                                                       47,790
            95,000  Centex Corp., 5.45%, 8/15/12                                                       91,762
            15,000  D.R. Horton, Inc., 7.875%, 8/15/11                                                 15,996
            65,000  D.R. Horton, Inc., 5.375%, 6/15/12                                                 62,600

Principal Amount                                                                                        Value

         $ 145,000  KB Home, 7.75%, 2/1/10                                                          $ 143,912
           130,000  Lennar Corp., 5.95%, 10/17/11                                                     129,925
           150,000  Meritage Homes Corp., 6.25%, 3/15/15                                              136,125
                                                                                                 ------------
                                                                                                      628,110
                                                                                                 ------------
HOUSEHOLD PRODUCTS -- 1.1%
           399,000  Clorox Company, 4.20%, 1/15/10                                                    390,425
           745,000  Gillette Company (The), 2.50%, 6/1/08                                             722,956
            55,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                                          53,703
                                                                                                 ------------
                                                                                                    1,167,084
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES -- 0.1%
           110,000  Siemens Financieringsmaatschappij N.V., 5.75%, 10/17/16 (Acquired
                    8/9/06, Cost $109,721)(4)                                                         112,058
                                                                                                 ------------
INSURANCE -- 1.1%
           745,000  Berkley (W.R.) Corp., 9.875%, 5/15/08                                             777,616
           373,000  Berkshire Hathaway Finance Corp., 3.40%, 7/2/07                                   371,352
            10,000  Lincoln National Corp., 6.05%, 4/20/17                                              9,790
                                                                                                 ------------
                                                                                                    1,158,758
                                                                                                 ------------
MEDIA -- 1.8%
           180,000  Clear Channel Communications, Inc., 6.25%, 3/15/11                                179,285
           180,000  Comcast Corp., 6.50%, 1/15/17                                                     190,317
            70,000  Comcast Corp., 5.875%, 2/15/18                                                     70,329
            65,000  News America Inc., 6.40%, 12/15/35                                                 64,865
            20,000  News America Inc., 6.15%, 3/1/37 (Acquired 3/23/07, Cost $19,323)(4)               19,117
           340,000  Rogers Cable Inc., 5.50%, 3/15/14                                                 332,775
           125,000  TCI Communications, Inc., 8.75%, 8/1/15                                           147,865
           600,000  Time Warner Entertainment Co. L.P., 7.25%, 9/1/08                                 613,300
           105,000  Time Warner Entertainment Co. L.P., 8.375%, 3/15/23                               124,407
            20,000  Time Warner Inc., 6.625%, 5/15/29                                                  20,299
            90,000  Viacom Inc., 5.75%, 4/30/11                                                        91,317
            55,000  Viacom Inc., 6.625%, 5/15/11                                                       57,544
            25,000  Viacom Inc., 6.25%, 4/30/16                                                        25,387
                                                                                                 ------------
                                                                                                    1,936,807
                                                                                                 ------------

------
10

Select Bond

Principal Amount                                                                                        Value

METALS & MINING -- 0.2%

         $ 100,000  Alcoa Inc., 5.72%, 2/23/19 (Acquired 3/5/07, Cost $101,355)(4)                    $99,017
            95,000  Alcoa Inc., 5.90%, 2/1/27                                                          92,980
                                                                                                 ------------
                                                                                                      191,997
                                                                                                 ------------
MULTI-UTILITIES -- 2.6%
            25,000  CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13                            25,231
            30,000  CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33                            32,900
           313,000  CenterPoint Energy Transition Bond Co. II, LLC, 5.17%, 8/1/19                     312,584
           110,000  CMS Energy Corp., 6.875%, 12/15/15                                                115,225
            25,000  Consolidated Edison Co. of New York, Inc., Series 2005 C, 5.375%,
                    12/15/15                                                                           25,084
            55,000  Consolidated Edison Co. of New York, Inc., Series 2006 C, 5.50%,
                    9/15/16                                                                            55,624
           834,000  Consumers Energy Co., 4.80%, 2/17/09                                              826,721
            80,000  NiSource Finance Corp., 5.40%, 7/15/14                                             78,274
            30,000  NiSource Finance Corp., 5.25%, 9/15/17                                             28,390
            25,000  Northern States Power Co., 5.25%, 10/1/18                                          24,317
           110,000  Pacific Gas & Electric Co., 6.05%, 3/1/34                                         110,635
            20,000  Pacific Gas & Electric Co., 5.80%, 3/1/37                                          19,349
           115,000  Public Service Co. of Colorado, 5.50%, 4/1/14                                     116,161
           224,000  Public Service Electric & Gas Co., 5.00%, 1/1/13                                  220,312
           145,000  Public Service Electric & Gas Co., 5.70%, 12/1/36                                 140,043
           313,000  Puget Sound Energy, Inc., 3.36%, 6/1/08                                           305,918
            50,000  Puget Sound Energy, Inc., 6.27%, 3/15/37                                           50,526
            65,000  Tampa Electric Co., 6.55%, 5/15/36                                                 68,993
           180,000  Virginia Electric and Power Co., 6.00%, 1/15/36                                   180,078
            85,000  XCEL Energy Inc., 6.50%, 7/1/36                                                    89,650
                                                                                                 ------------
                                                                                                    2,826,015
                                                                                                 ------------

Principal Amount                                                                                        Value

MULTILINE RETAIL -- 1.1%
         $ 302,000  Federated Department Stores, Inc., 6.30%, 4/1/09                                $ 308,239
            20,000  Federated Department Stores, Inc., 7.00%, 2/15/28                                  20,362
            55,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12                                    54,915
            50,000  Federated Retail Holdings, Inc., 5.90%, 12/1/16                                    49,904
            63,000  J.C. Penney Co., Inc., 6.875%, 10/15/15                                            66,659
            30,000  J.C. Penney Co., Inc., 7.95%, 4/1/17                                               34,119
            10,000  May Department Stores Co. (The), 6.65%, 7/15/24                                     9,852
           644,000  Target Corp., 5.40%, 10/1/08                                                      647,634
                                                                                                 ------------
                                                                                                    1,191,684
                                                                                                 ------------
OIL, GAS & CONSUMABLE FUELS -- 2.9%
            35,000  Amerada Hess Corp., 7.125%, 3/15/33                                                37,979
           115,000  Anadarko Finance Co., 7.50%, 5/1/31                                               127,314
            75,000  Anadarko Petroleum Corp., 5.95%, 9/15/16                                           75,293
            40,000  Anadarko Petroleum Corp., 6.45%, 9/15/36                                           39,711
            20,000  Apache Corp., 5.625%, 1/15/17                                                      20,269
            25,000  Apache Corp., 6.00%, 1/15/37                                                       24,981
            35,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17                                    34,904
            30,000  Canadian Natural Resources Ltd., 6.50%, 2/15/37                                    30,531
            35,000  Canadian Natural Resources Ltd., 6.25%, 3/15/38                                    34,360
           475,000  Conoco Funding Co., 6.35%, 10/15/11                                               499,424
            35,000  ConocoPhillips Canada Funding Co. I, 5.625%, 10/15/16                              35,645
            25,000  Devon Energy Corp., 7.95%, 4/15/32                                                 30,071
           105,000  EnCana Holdings Finance Corp., 5.80%, 5/1/14                                      107,221
           225,000  Kinder Morgan Energy Partners L.P., 7.30%, 8/15/33                                243,786
           300,000  Kinder Morgan Finance Co., ULC, 5.35%, 1/5/11                                     295,833
           138,000  Nexen Inc., 5.875%, 3/10/35                                                       129,882
           430,000  Pemex Project Funding Master Trust, 5.75%, 12/15/15                               431,397
           125,000  Petro-Canada, 5.95%, 5/15/35                                                      119,640

------
11

Select Bond

Principal Amount                                                                                        Value

         $ 210,000  Pioneer Natural Resources Co., 6.875%, 5/1/18                                   $ 207,452
            75,000  Sunoco Inc., 5.75%, 1/15/17                                                        74,187
           257,000  Talisman Energy Inc., 5.85%, 2/1/37                                               232,410
           220,000  Tesoro Corp., 6.25%, 11/1/12                                                      224,125
            95,000  Valero Energy Corp., 7.50%, 4/15/32                                               108,276
            30,000  XTO Energy Inc., 5.30%, 6/30/15                                                    29,303
                                                                                                 ------------
                                                                                                    3,193,994
                                                                                                 ------------
PHARMACEUTICALS -- 0.2%
           186,000  Abbott Laboratories, 3.75%, 3/15/11                                               177,669
            65,000  Wyeth, 5.95%, 4/1/37                                                               64,237
                                                                                                 ------------
                                                                                                      241,906
                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
           104,000  Archstone-Smith Operating Trust, 5.25%, 12/1/10                                   103,553
            50,000  AvalonBay Communities Inc., 5.50%, 1/15/12                                         50,501
            35,000  BRE Properties, Inc., 5.50%, 3/15/17                                               34,728
           231,000  Developers Diversified Realty Corp., 5.375%, 10/15/12                             231,152
            80,000  Duke Realty L.P., 5.95%, 2/15/17                                                   82,034
            35,000  Health Care Property Investors, Inc., 6.00%, 1/30/17                               35,180
           242,000  iStar Financial Inc., 5.15%, 3/1/12                                               237,647
           241,000  ProLogis, 5.50%, 3/1/13                                                           243,749
           150,000  ProLogis, 5.75%, 4/1/16                                                           152,787
           355,000  Simon Property Group L.P., 5.375%, 6/1/11                                         357,517
            85,000  Simon Property Group L.P., 5.60%, 9/1/11                                           86,403
           190,000  Simon Property Group L.P., 6.10%, 5/1/16                                          198,256
                                                                                                 ------------
                                                                                                    1,813,507
                                                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
            35,000  Colonial Realty L.P., 6.05%, 9/1/16                                                35,799
            91,000  ERP Operating L.P., 5.25%, 9/15/14                                                 90,349
           440,000  Rouse Co. L.P./TRC Co-Issuer Inc., 6.75%, 5/1/13 (Acquired 5/2/06,
                    Cost $438,627)(4)                                                                 450,618
                                                                                                 ------------
                                                                                                      576,766
                                                                                                 ------------

Principal Amount                                                                                        Value

ROAD & RAIL -- 1.2%
         $ 471,000  Burlington Northern Santa Fe Corp., 6.125%, 3/15/09                             $ 477,928
            98,000  Union Pacific Corp., 3.875%, 2/15/09                                               95,785
           671,000  Union Pacific Corp., 7.375%, 9/15/09                                              708,712
                                                                                                 ------------
                                                                                                    1,282,425
                                                                                                 ------------
SPECIALTY RETAIL -- 0.4%
           490,000  Home Depot, Inc. (The), 5.875%, 12/16/36                                          468,773
                                                                                                 ------------
THRIFTS & MORTGAGE FINANCE -- 0.6%
            90,000  Countrywide Financial Corp., 6.25%, 5/15/16                                        90,878
           290,000  Residential Capital Corp., 6.00%, 2/22/11                                         286,306
           280,000  Residential Capital Corp., 6.50%, 4/17/13                                         277,683
                                                                                                 ------------
                                                                                                      654,867
                                                                                                 ------------
TOBACCO -- 0.1%
            85,000  Reynolds American Inc., 7.625%, 6/1/16                                             90,851
                                                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
           160,000  Cingular Wireless LLC, 7.125%, 12/15/31                                           176,704
           350,000  Vodafone Group plc, 5.50%, 6/15/11                                                354,094
                                                                                                 ------------
                                                                                                      530,798
                                                                                                 ------------
TOTAL CORPORATE BONDS
(Cost $37,585,324)                                                                                 37,481,449
                                                                                                 ------------

Collateralized Mortgage Obligations(1) -- 11.8%

        11,589,317  Asset Securitization Corp., Series 1997 D5, Class PS1, STRIPS -
                    COUPON, VRN, 1.65%, 4/11/07                                                       393,260
           563,000  Banc of America Mortgage Securities, Series 2004 G, Class 2A6,
                    4.66%, 8/25/34                                                                    558,488
         1,417,000  Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class
                    A6, 3.51%, 6/25/34                                                              1,390,736
           422,337  Capital One Auto Finance Trust, Series 2006 A, Class A2 SEQ, 5.31%,
                    5/15/09                                                                           422,583
           435,024  Chase Manhattan Auto Owner Trust, Series 2004 A, Class A4 SEQ,
                    2.83%, 9/15/10                                                                    428,748
           510,168  Chase Manhattan Auto Owner Trust, Series 2005 A, Class A3 SEQ,
                    3.87%, 6/15/09                                                                    506,098

------
12

Select Bond

Principal Amount                                                                                        Value

         $ 436,483  Countrywide Alternative Loan Trust, Series 2006 OC2, Class 2A1, VRN,
                    5.41%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.09% with
                    no caps                                                                         $ 436,321
           447,000  Criimi Mae Commercial Mortgage Trust, Series 1998 C1, Class B,
                    7.00%, 6/2/33 (Acquired 3/9/99, Cost $354,178)(4)                                 458,466
        14,779,914  DLJ Commercial Mortgage Corp., Series 1998 CF1, Class S, STRIPS -
                    COUPON, VRN, 1.12%, 4/1/07                                                        171,344
        11,482,957  DLJ Mortgage Acceptance Corp., Series 1997 CF2, Class S, STRIPS -
                    COUPON, VRN, 0.68%, 4/1/07 (Acquired 1/22/98-2/25/98, Cost
                    $310,733)(4)                                                                      102,038
           269,850  FHLMC, Series 3065, Class TN, 4.50%, 10/15/33                                     262,916
         1,018,270  FHLMC, Series K001, Class A2, 5.65%, 4/25/16                                    1,036,319
           486,768  First Horizon Alternative Mortgage Securities, Series 2004 FA1,
                    Class 1A1 SEQ, 6.25%, 10/25/34                                                    491,074
           278,000  First Union-Lehman Brothers Commercial Mortgage Trust II, Series
                    1997 C2, Class B, 6.79%, 11/18/29                                                 280,589
         1,254,000  FNMA, Alternative Credit Enhancement Structures, Series 2006 M1,
                    Class C SEQ, 5.36%, 3/1/36                                                      1,264,594
           693,071  FNMA, Final Maturity Amortizing Notes, Series 2004-1, Class 1,
                    4.45%, 8/25/12                                                                    673,296
           933,137  FNMA, Series 2002 W4, Class A4 SEQ, 6.25%, 5/25/42                                947,288
           360,309  Greenwich Capital Commercial Funding Corp., Series 2006 FL4A, Class
                    A1, VRN, 5.41%, 4/5/07, resets monthly off the 1-month LIBOR plus
                    0.09% with no caps (Acquired 12/15/06, Cost $360,309)(4)                          360,532
           451,065  Merrill Lynch Alternative Note Asset, Series 2007 A1, Class A2A,
                    VRN, 5.39%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.07%
                    with no caps                                                                      451,476

Principal Amount                                                                                        Value

         $ 924,792  Midland Realty Acceptance Corp., Series 1996 C2, Class AEC, STRIPS -
                    COUPON, VRN, 1.36%, 4/1/07 (Acquired 11/26/97, Cost $73,033)(4)                      $609
           298,000  RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1,
                    Class F, 7.47%, 1/15/19 (Acquired 11/24/97, Cost $291,617)(4)                     189,231
           461,844  TBW Mortgage Backed Pass-Through Certificates, Series 2007-1, Class
                    A1, VRN, 5.41%, 4/25/07, resets monthly off the 1-month LIBOR plus
                    0.09% with no caps                                                                462,174
           498,096  Washington Mutual Asset Securities Corp., Series 2003 C1A, Class A
                    SEQ, 3.83%, 1/25/35 (Acquired 2/3/06, Cost $482,510)(4)                           484,059
           282,000  Washington Mutual, Inc., Series 2003 AR10, Class A6, 4.08%, 10/25/33              277,932
           829,000  Wells Fargo Mortgage Backed Securities Trust, Series 2004 N, Class
                    A6, 4.00%, 8/25/34                                                                812,046
                                                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $12,929,866)                                                                                 12,862,217
                                                                                                 ------------

U.S. Treasury Securities -- 6.4%

         1,544,000  U.S. Treasury Bonds, 4.50%, 2/15/36                                             1,456,187
         1,240,000  U.S. Treasury Bonds, 4.75%, 2/15/37                                             1,221,013
            85,000  U.S. Treasury Notes, 4.75%, 1/31/12                                                85,767
         1,050,000  U.S. Treasury Notes, 4.625%, 2/29/12                                            1,054,225
         1,731,000  U.S. Treasury Notes, 4.625%, 11/15/16                                           1,726,470
         1,500,000  U.S. Treasury Notes, 4.625%, 2/15/17                                            1,497,423
                                                                                                 ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $6,989,871)                                                                                   7,041,085
                                                                                                 ------------

Asset-Backed Securities(1) -- 5.8%

         2,242,000  AEP Texas Central Transition Funding II LLC, Series 2006 A-5, 5.31%,
                    6/14/19(3)                                                                      2,228,110
           456,881  Banc of America Funding Corp., Series 2007-1, Class TA1A, VRN,
                    5.38%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.06% with
                    no caps                                                                           456,881

------
13

Select Bond

Principal Amount                                                                                        Value

          $ 95,517  Capital Auto Receivables Asset Trust, Series 2006-2, Class A1 SEQ,
                    5.34%, 12/15/07                                                                   $95,571
           357,623  Honda Auto Receivables Owner Trust, Series 2005-1, Class A3 SEQ,
                    3.53%, 10/21/08                                                                   356,071
           222,116  Massachusetts RRB Special Purpose Trust WMECO-1, Series 2001-1,
                    Class A, 6.53%, 6/1/15                                                            232,894
           176,637  Mid-State Trust, Series 1997-6, Class A3 SEQ, 7.54%, 7/1/35                       189,011
           586,000  Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2 SEQ, 5.35%,
                    5/20/10 (Acquired 10/27/06, Cost $586,435)(4)                                     586,560
         1,778,000  World Omni Auto Receivables Trust, Series 2006 A, Class A3 SEQ,
                    5.01%, 10/15/10                                                                 1,776,089
           412,008  World Omni Auto Receivables Trust, Series 2006 B, Class A1 SEQ,
                    5.37%, 10/15/07                                                                   412,281
                                                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $6,344,429)                                                                                   6,333,468
                                                                                                 ------------

Commercial Paper(7) -- 4.7%

         2,000,000  Paccar Financial Corp., 5.29%, 4/4/07                                           1,999,412
         1,100,000  Rabobank USA Financial Corp., 5.37%, 4/2/07                                     1,100,000
         2,000,000  Sheffield Receivables, 5.28%, 4/2/07                                            2,000,000
                                                                                                 ------------
TOTAL COMMERCIAL PAPER
(Cost $5,098,661)                                                                                   5,099,412
                                                                                                 ------------

Sovereign Governments & Agencies -- 1.2%

               JPY  Government of Japan, 0.50%, 6/20/07
        66,000,000                                                                                    559,996
           521,750  Overseas Private Investment Corp., 4.10%, 11/15/14                                504,040
           260,000  United Mexican States, 5.625%, 1/15/17                                            262,730
                                                                                                 ------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $1,331,140)                                                                                   1,326,766
                                                                                                 ------------

U.S. Government Agency Securities -- 1.1%

           559,000  Housing Urban Development, 6.08%, 8/1/13                                          583,032
           745,000  TVA STRIPS - PRINCIPAL, VRN, 0.00%, 4/15/12(8)                                    603,869
                                                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,191,650)                                                                                   1,186,901
                                                                                                 ------------

Principal Amount                                                                                        Value

Temporary Cash Investments -- 0.5%

         $ 500,000  FHLMC Discount Notes, 5.27%, 6/11/07(7)                                         $ 495,057
(Cost $494,925)
                                                                                                 ------------
TOTAL INVESTMENT SECURITIES -- 104.6%
(Cost $114,656,029)                                                                               114,192,755
                                                                                                 ------------
OTHER ASSETS AND LIABILITIES -- (4.6)%                                                            (4,989,014)
                                                                                                 ------------
TOTAL NET ASSETS -- 100.0%                                                                       $109,203,741
                                                                                                 ============

Notes to Schedule of Investments

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Forward commitment.

(3) Security, or a portion thereof, has been segregated for forward commitments and/or when-issued securities.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007 was $4,312,438, which represented 3.9% of total net assets.

(5) Industry is less than 0.05% of total net assets.

(6) When-issued security.

(7) The rate indicated is the yield to maturity at purchase.

(8) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
March 31, 2007.

See Notes to Financial Statements.

------
14

PERFORMANCE
High-Yield Bond

Total Returns as of March 31, 2007
                                                             Average Annual Returns
                                                                                   Since          Inception
                                        1 year        5 years     10 years       Inception          Date

A CLASS                                                                                            3/31/97
 No sales charge*                      9.99%(1)      8.88%(1)       6.11%          6.11%
 With sales charge*                    5.03%(1)      7.88%(1)       5.63%          5.63%

CITIGROUP HIGH-YIELD CASH-PAY INDEX     11.33%        10.14%        7.12%          7.12%             --

LEHMAN BROTHERS U.S. INTERMEDIATE
HIGH YIELD MARKET INDEX                 11.36%        10.00%        6.23%          6.23%             --

Investor Class                            --            --           --         9.73%(1)(2)        4/3/06

Institutional Class                       --            --           --         9.95%(1)(2)        4/3/06

B Class                                                                                            3/31/97
 No sales charge*                      9.18%(1)      8.15%(1)       5.39%          5.39%
 With sales charge*                    5.18%(1)      8.00%(1)       5.39%          5.39%

C Class                                                                                            4/3/06
 No sales charge*                         --            --           --         8.65%(1)(2)
 With sales charge*                       --            --           --         7.65%(1)(2)

R Class                                   --            --           --         9.19%(1)(2)        4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

High-Yield Bond acquired all of the net assets of the Mason Street High Yield
Bond Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street Select Bond Fund.

(1) Class returns would have been lower if fees had not been waived.

(2) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
15

High-Yield Bond

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997*

One-Year Returns Over 10 Years
Periods ended March 31
                         1998        1999        2000         2001      2002      2003       2004    2005        2006    2007

A Class** (no sales
charge)                 22.95%      -7.87%       0.12%       4.42%     -0.08%    1.15%      22.79%   7.16%      4.55%   9.99%

Citigroup
High-Yield Cash-Pay
Index                   15.87%      1.40%       -3.00%       4.60%      2.97%    5.11%      21.65%   6.86%      6.55%   11.33%

Lehman Brothers
U.S. Intermediate
High Yield Market
Index                   14.47%      0.01%       -1.72%       1.65%     -0.62%    4.01%      21.69%   6.49%      7.30%   11.36%

*High-Yield Bond A Class's initial investment is $9,550 to reflect the maximum
4.50% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
16

PORTFOLIO COMMENTARY
High-Yield Bond

Portfolio Manager: Andrew Wassweiller

PERFORMANCE SUMMARY

High-Yield Bond returned 9.99%* during the 12 months ended March 31, 2007. By comparison, its benchmark, the Citigroup High-Yield Cash-Pay Index, returned
11.33%, while the average return of the high-yield bond funds tracked by
Lipper Inc., was 10.07%**. The portfolio's return is reduced by operating expenses, while the index's return is not.

The portfolio and benchmark produced solid returns thanks to a fourth-straight year of outperformance by high-yield bonds. Our defensive positioning in terms of credit exposure helps explain the portfolio's underperformance versus the benchmark during a period in which the lowest-rated, riskiest assets performed best. In addition, we essentially carried a structural underweight to automotive debt, which outperformed the market last year.

RISK REIGNED IN THE HIGH-YIELD MARKET

High-yield bonds were the best-performing segment of the bond market during the period (see the Market Perspective on page 2). The high-yield market was helped by moderate economic growth, relatively tame inflation, and low, fairly stable interest rates. In addition, default rates spent the year in the neighborhood of record lows. Lower-rated, higher-yielding bonds performed best, as bonds rated CCC more than doubled the return of bonds rated BB (just one step below investment grade), as measured by the credit tranches of the
Citigroup index. Looking at returns by sector, automotive and auto-related debt--which combine to form the largest slice of the index--returned more than
18% for the year, in line with the performance of CCC bonds.

PORTFOLIO STRATEGIES

We positioned the portfolio defensively because the market looked rich to us after several years of strong performance. You can see this by looking at the absolute spread, or difference in yield, between high-yield and investment-grade bonds, as well as between CCC and higher-rated bonds within the high-yield universe, which are near historic lows. The lower the credit spread, the less you're being rewarded for taking on additional credit risk.
In addition, we're

Portfolio at a Glance
                                                As of           As of
                                               3/31/07         9/30/06

Weighted Average Maturity                     7.2 years       6.2 years
Average Duration (effective)                  4.2 years       3.9 years

Yields as of March 31, 2007(1)

30-day SEC Yield

Investor Class                                                   6.55%
Institutional Class                                              6.75%
A Class                                                          6.02%
B Class                                                          5.54%
C Class                                                          5.53%
R Class                                                          6.05%

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 30-day yields would have been lower.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied or if management fees had not been waived, returns would be lower than those shown.

**The Lipper High Current Yield Bond Funds Average returned 9.17% and 5.54%
for the five- and 10-year periods ended March 31, 2007, respectively. Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

------
17

High-Yield Bond

seeing a subtle but perceptible shift up in credit risk in the marketplace because of the structure and amount of debt issued to finance leveraged buyouts and equity-friendly behavior. But it limited performance relative to the benchmark to be overweight BB bonds and underweight CCC because what was rich kept getting richer and spreads that were tight only got tighter.

But one advantage to that positioning was that with credit spreads close to historic lows, we were able to increase the portfolio's credit quality with comparatively little give-up in yield.

In terms of sector allocations, the bonds of Ford, GM, and their financing arms make up more than 10% of the index, and we typically do not concentrate the portfolio so heavily in any single sector or issuer. That means we essentially carried a structural underweight to automotive-related debt. In periods when autos perform poorly, we should have a leg up on our benchmark.
But these bonds outperformed during the period, so that underweight limited relative results.

However, it helped performance relative to the benchmark to be underweight homebuilders and housing-related debt. We're carefully following the sub-prime mortgage story and its implications for the economy. Downturns in the housing market have historically presented attractive buying opportunities among the homebuilders after a lag. We don't believe we are there yet, but we're following this industry carefully.

STARTING POINT FOR NEXT REPORTING PERIOD

We're cautious on high-yield bonds after such a long period of outperformance.
We see an imbalance of risks in the market--yields and spreads are near historic lows, while it appears the economy is slowing and the credit cycle for high-yield may have peaked. Against that investment backdrop, we're likely to continue to position the portfolio defensively, looking for bonds that we believe have attractive risk/reward profiles as a result of their pricing and stable or improving credit profiles.

Top Five Industries as of March 31, 2007
                                                               % of net            % of net
                                                             assets as of        assets as of
                                                               3/31/07             9/30/06

Media                                                           10.5%                9.7%
Oil, Gas & Consumable Fuels                                      9.9%               10.2%
Hotels, Restaurants & Leisure                                    5.7%                7.0%
Diversified Financial Services                                   5.2%                4.0%
Diversified Telecommunication Services                           4.8%                6.4%

Portfolio Composition by Credit Rating
                                                               % of fund          % of fund
                                                              investments        investments
                                                                 as of              as of
                                                                3/31/07            9/30/06

AAA                                                               4%                  6%
BBB                                                               1%                  2%
BB                                                                39%                41%
B                                                                 46%                47%
CCC or lower                                                      10%                 4%

------
18

SCHEDULE OF INVESTMENTS
High-Yield Bond

MARCH 31, 2007

Principal Amount                                                                                        Value

Corporate Bonds -- 94.4%

AEROSPACE & DEFENSE -- 1.6%

         $ 257,000  Bombardier Inc., 8.00%, 11/15/14 (Acquired 11/10/06, Cost
                    $257,000)(1)                                                                    $ 267,280
           360,000  DRS Technologies, Inc., 7.625%, 2/1/18                                            376,200
           655,000  L-3 Communications Corp., 7.625%, 6/15/12                                         677,925
         1,085,000  L-3 Communications Corp., 6.375%, 10/15/15                                      1,080,931
                                                                                                 ------------
                                                                                                    2,402,336
                                                                                                 ------------
AUTO COMPONENTS -- 2.1%
           492,000  American Axle & Manufacturing Inc., 7.875%, 3/1/17                                493,230
           240,000  ArvinMeritor Inc., 8.75%, 3/1/12                                                  249,000
           360,000  Cooper Tire & Rubber Co., 8.00%, 12/15/19                                         349,200
           331,000  Goodyear Tire & Rubber Co. (The), 8.625%, 12/1/11 (Acquired
                    11/16/06, Cost $331,000)(1)                                                       357,480
           222,000  Lear Corp., 8.50%, 12/1/13                                                        215,618
           480,000  Lear Corp., 8.75%, 12/1/16                                                        460,800
           895,000  TRW Automotive Inc., 7.25%, 3/15/17 (Acquired 3/14/07, Cost
                    $879,517)(1)                                                                      881,575
           245,000  Visteon Corp., 8.25%, 8/1/10                                                      251,125
                                                                                                 ------------
                                                                                                    3,258,028
                                                                                                 ------------
AUTOMOBILES -- 1.3%
         1,450,000  Ford Motor Co., 7.45%, 7/16/31                                                  1,129,188
           940,000  General Motors Corp., 8.375%, 7/15/33                                             848,350
                                                                                                 ------------
                                                                                                    1,977,538
                                                                                                 ------------
BEVERAGES -- 0.3%
           495,000  Constellation Brands Inc., 7.25%, 9/1/16                                          503,663
                                                                                                 ------------
CAPITAL MARKETS -- 2.2%
           429,000  BCP Caylux Holdings Luxembourg S.C.A., 9.625%, 6/15/14                            489,455
           665,000  E*TRADE Financial Corp., 7.875%, 12/1/15                                          720,693
           140,000  LaBranche & Co. Inc., 9.50%, 5/15/09                                              147,700
           413,000  LaBranche & Co. Inc., 11.00%, 5/15/12                                             452,235

Principal Amount                                                                                        Value

         $ 615,000  NXP BV/NXP Funding LLC, 7.875%, 10/15/14 (Acquired 10/5/06, Cost
                    $615,000)(1)                                                                    $ 638,063
           275,000  NXP BV/NXP Funding LLC, 9.50%, 10/15/15 (Acquired 10/5/06, Cost
                    $275,000)(1)                                                                      285,313
           665,000  Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc.,
                    9.00%, 10/1/14                                                                    676,637
                                                                                                 ------------
                                                                                                    3,410,096
                                                                                                 ------------
CHEMICALS -- 4.2%
           305,000  Berry Plastics Holding Corp., 8.875%, 9/15/14                                     313,388
           720,000  Equistar Chemicals L.P./Equistar Funding Corp., 8.75%, 2/15/09                    754,200
           785,000  Equistar Chemicals L.P./Equistar Funding Corp., 10.625%, 5/1/11                   832,100
         1,072,000  Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%,
                    11/15/14 (Acquired 10/27/06, Cost $1,072,000)(1)                                1,129,619
           432,000  Huntsman LLC, 11.50%, 7/15/12                                                     484,920
           865,000  Lyondell Chemical Co., 8.00%, 9/15/17                                             910,413
           245,000  Momentive Performance Materials Inc., 9.75%, 12/1/14 (Acquired
                    11/29/06, Cost $245,000)(1)                                                       253,575
           306,000  Momentive Performance Materials Inc., 10.125%, 12/1/14 (Acquired
                    11/29/06, Cost $306,000)(1)                                                       319,770
           184,000  Mosaic Co. (The), 7.375%, 12/1/14 (Acquired 11/16/06, Cost
                    $184,000)(1)                                                                      192,740
           424,000  Mosaic Co. (The), 7.625%, 12/1/16 (Acquired 11/16/06-2/5/07, Cost
                    $430,600)(1)                                                                      449,440
           661,000  Rockwood Specialties Group, Inc., 10.625%, 5/15/11                                700,660
                                                                                                 ------------
                                                                                                    6,340,825
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.3%
           689,000  Allied Waste North America, Inc., 7.25%, 3/15/15                                  706,225
           430,000  Allied Waste North America, Inc., 6.875%, 6/1/17                                  433,225
           329,000  ARAMARK Corp., 8.50%, 2/1/15 (Acquired 1/17/07, Cost $329,000)(1)                 343,805

------
19

High-Yield Bond

Principal Amount                                                                                        Value

         $ 219,000  ARAMARK Corp., VRN, 8.86%, 5/1/07, resets quarterly off the 3-month
                    LIBOR plus 3.50% with no caps (Acquired 1/17/07, Cost $219,000)(1)              $ 226,118
           730,000  Corrections Corp. of America, 6.25%, 3/15/13                                      733,649
           485,000  Quebecor World Inc., 9.75%, 1/15/15 (Acquired 12/13/06, Cost
                    $485,000)(1)                                                                      511,675
           495,000  WCA Waste Corp., 9.25%, 6/15/14                                                   528,413
                                                                                                 ------------
                                                                                                    3,483,110
                                                                                                 ------------
CONSTRUCTION MATERIALS -- 1.2%
           110,000  Beazer Homes USA Inc., 8.375%, 4/15/12                                            106,425
           269,000  Beazer Homes USA Inc., 6.50%, 11/15/13                                            241,764
           151,000  Beazer Homes USA Inc., 6.875%, 7/15/15                                            135,523
         1,105,000  FMG Finance Pty Ltd., 10.625%, 9/1/16 (Acquired 8/11/06-2/7/07, Cost
                    $1,135,000)(1)                                                                  1,276,274
                                                                                                 ------------
                                                                                                    1,759,986
                                                                                                 ------------
CONSUMER FINANCE -- 0.3%
           490,000  Sally Holdings LLC, 10.50%, 11/15/16 (Acquired 11/10/06, Cost
                    $490,000)(1)                                                                      505,925
                                                                                                 ------------
CONTAINERS & PACKAGING -- 2.8%
           543,000  Crown Americas LLC/Crown Americas Capital Corp., 7.625%, 11/15/13                 561,326
           415,000  Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15                  433,675
           547,000  Graphic Packaging International Corp., 9.50%, 8/15/13                             584,606
           375,000  Norampac Inc., 6.75%, 6/1/13                                                      372,656
           795,000  Owens-Brockway Glass Container Inc., 7.75%, 5/15/11                               824,813
           626,000  Owens-Brockway Glass Container Inc., 6.75%, 12/1/14                               622,870
           530,000  Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/12                         533,975
           360,000  Smurfit-Stone Container Enterprises, Inc., 8.00%, 3/15/17 (Acquired
                    3/12/07, Cost $360,000)(1)                                                        353,700
                                                                                                 ------------
                                                                                                    4,287,621
                                                                                                 ------------

Principal Amount                                                                                        Value

DIVERSIFIED CONSUMER SERVICES -- 1.1%
         $ 670,000  Education Management LLC/Education Management Finance Corp., 10.25%,
                    6/1/16                                                                          $ 730,300
           100,000  Service Corp. International, 7.375%, 10/1/14                                      104,500
           445,000  Service Corp. International, 6.75%, 4/1/15 (Acquired 3/28/07, Cost
                    $443,144)(1)(2)                                                                   446,669
           380,000  Service Corp. International, 6.75%, 4/1/16                                        380,000
                                                                                                 ------------
                                                                                                    1,661,469
                                                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.2%
           700,000  Arch Western Finance LLC, 6.75%, 7/1/13                                           692,125
           430,000  Ford Motor Credit Co., 8.625%, 11/1/10                                            439,158
         1,510,000  Ford Motor Credit Co., 9.875%, 8/10/11                                          1,600,504
           630,000  Ford Motor Credit Co., 8.00%, 12/15/16                                            607,212
         1,310,000  General Motors Acceptance Corp., 6.875%, 9/15/11                                1,312,508
           480,000  General Motors Acceptance Corp., 6.75%, 12/1/14                                   472,579
           835,000  General Motors Acceptance Corp., 8.00%, 11/1/31                                   897,734
           214,000  Hawker Beechcraft Acquisition Co. LLC, 8.50%, 4/1/15 (Acquired
                    3/16/07-3/22/07, Cost $216,363)(1)                                                222,828
           144,000  Hawker Beechcraft Acquisition Co. LLC, 8.875%, 4/1/15 (Acquired
                    3/16/07, Cost $144,000)(1)                                                        149,220
           504,000  NSG Holdings LLC/NSG Holdings Inc., 7.75%, 12/15/25 (Acquired
                    3/6/07, Cost $504,000)(1)                                                         529,200
           715,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%,
                    4/1/15 (Acquired 3/21/07, Cost $715,000)(1)(2)                                    706,063
           355,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%,
                    4/1/17 (Acquired 3/21/07, Cost $355,000)(1)(2)                                    351,006
                                                                                                 ------------
                                                                                                    7,980,137
                                                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.8%
         1,545,000  Citizens Communications Co., 9.25%, 5/15/11                                     1,730,399
           600,000  Citizens Communications Co., 9.00%, 8/15/31                                       660,000

------
20

High-Yield Bond

Principal Amount                                                                                        Value

         $ 380,000  Digicel Group Ltd., 8.875%, 1/15/15 (Acquired 2/22/07, Cost
                    $380,000)(1)                                                                    $ 369,550
           360,000  Embarq Corp., 8.00%, 3/1/36                                                       372,809
           371,000  Intelsat Bermuda Ltd., 11.25%, 6/15/16                                            422,940
           497,000  Intelsat Bermuda Ltd., VRN, 11.35%, 6/15/07, resets semiannually off
                    the 6-month LIBOR plus 6.00% with no caps                                         535,518
           380,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%, 1/15/13                              398,050
           245,000  Nortel Networks Ltd., 10.75%, 7/15/16 (Acquired 6/29/06, Cost
                    $245,000)(1)                                                                      273,175
           505,000  Qwest Capital Funding Inc., 7.90%, 8/15/10                                        528,988
           275,000  Qwest Communications International Inc., 7.50%, 11/1/08                           279,813
         1,506,000  Qwest Corp., 7.875%, 9/1/11                                                     1,607,654
           124,000  Qwest Corp., 7.50%, 10/1/14                                                       131,440
                                                                                                 ------------
                                                                                                    7,310,336
                                                                                                 ------------
ELECTRIC UTILITIES -- 1.0%
            41,000  Aquila, Inc., 9.95%, 2/1/11                                                        45,100
           188,796  Elwood Energy LLC, 8.16%, 7/5/26                                                  197,743
           490,000  Midwest Generation, LLC/Midwest Finance Corp., 8.75%, 5/1/34                      534,100
           495,000  Nevada Power Co., 8.25%, 6/1/11                                                   546,788
           202,000  Sierra Pacific Resources, 8.625%, 3/15/14                                         219,519
                                                                                                 ------------
                                                                                                    1,543,250
                                                                                                 ------------
ELECTRICAL EQUIPMENT -- 0.1%
           180,000  Belden CDT Inc., 7.00%, 3/15/17 (Acquired 3/13/07, Cost $180,000)(1)              184,504
                                                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
           570,000  Flextronics International Ltd., 6.50%, 5/15/13                                    567,150
            94,000  Flextronics International Ltd., 6.25%, 11/15/14                                    91,415
           305,000  Sanmina-SCI Corp., 8.125%, 3/1/16                                                 288,225
                                                                                                 ------------
                                                                                                      946,790
                                                                                                 ------------
ENERGY EQUIPMENT & SERVICES -- 1.3%
           216,000  Compagnie Generale de Geophysique, 7.50%, 5/15/15                                 223,560
           360,000  Compagnie Generale de Geophysique, 7.75%, 5/15/17                                 377,100

Principal Amount                                                                                        Value

          $ 89,000  Hanover Compressor Co., 7.50%, 4/15/13                                            $91,670
           445,000  Hanover Compressor Co., 9.00%, 6/1/14                                             483,938
           180,000  Seitel, Inc., 9.75%, 2/15/14 (Acquired 2/9/07, Cost $180,000)(1)                  183,150
           665,000  SESI LLC, 6.875%, 6/1/14                                                          663,337
                                                                                                 ------------
                                                                                                    2,022,755
                                                                                                 ------------
FOOD & STAPLES RETAILING -- 2.0%
           730,000  Albertson's, Inc., 7.25%, 5/1/13                                                  757,766
           875,000  Rite Aid Corp., 8.125%, 5/1/10                                                    903,437
           180,000  Rite Aid Corp., 8.625%, 3/1/15                                                    171,450
           540,000  Rite Aid Corp., 7.50%, 3/1/17                                                     535,950
           612,000  SUPERVALU INC., 7.50%, 11/15/14                                                   641,070
                                                                                                 ------------
                                                                                                    3,009,673
                                                                                                 ------------
FOOD PRODUCTS -- 1.7%
           550,000  B&G Foods Holding Corp., 8.00%, 10/1/11                                           559,625
           753,000  Dole Food Company, Inc., 8.625%, 5/1/09                                           754,882
           453,000  Pilgrim's Pride Corp., 7.625%, 5/1/15                                             454,133
           217,000  Pilgrim's Pride Corp., 8.375%, 5/1/17                                             215,373
           626,000  Smithfield Foods, Inc., 7.75%, 5/15/13                                            649,475
                                                                                                 ------------
                                                                                                    2,633,488
                                                                                                 ------------
GAS UTILITIES -- 0.3%
           470,000  Amerigas Partners L.P., 7.25%, 5/20/15                                            477,050
                                                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
           255,000  Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11                          269,025
           480,000  HCA Inc., 6.75%, 7/15/13                                                          444,000
           429,000  HCA Inc., 9.125%, 11/15/14 (Acquired 11/9/06, Cost $429,000)(1)                   459,566
         1,634,000  HCA Inc., 9.25%, 11/15/16 (Acquired 11/9/06-11/13/06, Cost
                    $1,648,138)(1)                                                                  1,766,762
           644,000  HCA Inc., 9.625%, 11/15/16 (Acquired 11/9/06, Cost $644,000)(1)                   697,130
           633,000  IASIS Healthcare LLC/IASIS Capital Corp., 8.75%, 6/15/14                          658,320
           485,000  Tenet Healthcare Corp., 7.375%, 2/1/13                                            452,869

------
21

High-Yield Bond

Principal Amount                                                                                        Value

         $ 365,000  Tenet Healthcare Corp., 9.875%, 7/1/14                                          $ 370,475
           555,000  US Oncology, Inc., 9.00%, 8/15/12                                                 595,238
                                                                                                 ------------
                                                                                                    5,713,385
                                                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 5.7%
           525,000  American Casino & Entertainment Properties LLC, 7.85%, 2/1/12                     548,625
           485,000  American Real Estate Partners L.P., 7.125%, 2/15/13 (Acquired
                    1/11/07, Cost $482,575)(1)                                                        481,363
           155,000  American Real Estate Partners L.P./American Real Estate Finance
                    Corp., 7.125%, 2/15/13                                                            153,838
           670,000  Boyd Gaming Corp., 7.75%, 12/15/12                                                695,125
           370,000  Mandalay Resort Group, 9.375%, 2/15/10                                            400,525
           195,000  Mandalay Resort Group, 6.375%, 12/15/11                                           196,950
           660,000  MGM Mirage, 8.50%, 9/15/10                                                        708,674
           795,000  MGM Mirage, 8.375%, 2/1/11                                                        840,712
           530,000  MGM Mirage, 6.75%, 9/1/12                                                         529,338
           980,000  Park Place Entertainment Corp., 8.125%, 5/15/11                                 1,042,474
           218,000  Pokagon Gaming Authority, 10.375%, 6/15/14 (Acquired 6/15/06, Cost
                    $218,000)(1)                                                                      241,435
           500,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                                      519,157
           290,000  Seminole Hard Rock Entertainment Inc./Seminole Hard Rock
                    International LLC, VRN, 7.85%, 6/15/07, resets quarterly off the
                    3-month T-Bill plus 2.50% with no caps (Acquired 2/27/07, Cost
                    $290,000)(1)                                                                      297,250
           310,000  Station Casinos Inc., 6.875%, 3/1/16                                              285,588
           365,000  Station Casinos Inc., 6.625%, 3/15/18                                             326,675
           365,000  Wimar OpCo LLC/Wimar OpCo Finance Corp., 9.625%, 12/15/14 (Acquired
                    12/14/06, Cost $365,000)(1)                                                       368,194
         1,093,000  Wynn Las Vegas LLC, 6.625%, 12/1/14                                             1,087,534
                                                                                                 ------------
                                                                                                    8,723,457
                                                                                                 ------------

Principal Amount                                                                                        Value

HOUSEHOLD DURABLES -- 1.6%
         $ 342,000  Jarden Corp., 7.50%, 5/1/17                                                     $ 347,130
           765,000  K. Hovnanian Enterprises, Inc., 7.75%, 5/15/13                                    699,975
           525,000  KB Home, 7.75%, 2/1/10                                                            521,063
           378,000  Standard Pacific Corp., 7.75%, 3/15/13                                            364,770
           300,000  Standard Pacific Corp., 6.25%, 4/1/14                                             265,500
           300,000  Technical Olympic USA, Inc., 9.00%, 7/1/10                                        281,250
                                                                                                 ------------
                                                                                                    2,479,688
                                                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 3.1%
           255,000  AES Corp. (The), 9.375%, 9/15/10                                                  278,588
           535,000  Dynegy Holdings Inc., 8.375%, 5/1/16                                              559,075
         1,085,000  Indiantown Cogeneration L.P., 9.77%, 12/15/20                                   1,261,714
           935,000  NRG Energy Inc., 7.25%, 2/1/14                                                    960,713
           255,000  NRG Energy Inc., 7.375%, 2/1/16                                                   262,650
         1,303,000  NRG Energy Inc., 7.375%, 1/15/17                                                1,340,460
                                                                                                 ------------
                                                                                                    4,663,200
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES -- 0.8%
         1,185,000  Stena AB, 7.50%, 11/1/13                                                        1,208,700
                                                                                                 ------------
INSURANCE -- 0.6%
           430,000  Crum & Forster Holdings Corp., 10.375%, 6/15/13                                   466,550
           420,000  UnumProvident Finance Co. plc, 6.85%, 11/15/15                                    438,682
                                                                                                 ------------
                                                                                                      905,232
                                                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES -- 1.1%
           565,000  Windstream Corp., 8.125%, 8/1/13                                                  614,438
           620,000  Windstream Corp., 8.625%, 8/1/16                                                  681,225
           360,000  Windstream Corp., 7.00%, 3/15/19 (Acquired 2/12/07, Cost $360,000)(1)             361,800
                                                                                                 ------------
                                                                                                    1,657,463
                                                                                                 ------------
IT SERVICES -- 0.5%
           710,000  SunGard Data Systems Inc., 9.125%, 8/15/13                                        765,025
                                                                                                 ------------

------
22

High-Yield Bond

Principal Amount                                                                                        Value

LEISURE EQUIPMENT & PRODUCTS -- 0.7%

         $ 495,000  Da-Lite Screen Co., Inc., 9.50%, 5/15/11                                        $ 519,750
            60,000  TDS Investor Corp., 9.875%, 9/1/14 (Acquired 8/11/06, Cost
                    $60,000)(1)                                                                        63,150
           495,000  TDS Investor Corp., 11.875%, 9/1/16 (Acquired 8/11/06, Cost
                    $495,000)(1)                                                                      545,119
                                                                                                 ------------
                                                                                                    1,128,019
                                                                                                 ------------
LEISURE FACILITIES -- 0.5%
           418,000  Universal City Development Partners, 11.75%, 4/1/10                               444,648
           256,000  Universal City Florida Holding Co. I/Universal City Florida Holdings
                    Co.II, 8.375%, 5/1/10                                                             265,280
                                                                                                 ------------
                                                                                                      709,928
                                                                                                 ------------
MACHINERY -- 0.8%
           360,000  American Railcar Industries Inc., 7.50%, 3/1/14 (Acquired 2/23/07,
                    Cost $360,000)(1)                                                                 371,700
           459,000  Rental Service Corp., 9.50%, 12/1/14 (Acquired 11/17/06, Cost
                    $459,000)(1)                                                                      491,130
           385,000  Terex Corp., 7.375%, 1/15/14                                                      398,475
                                                                                                 ------------
                                                                                                    1,261,305
                                                                                                 ------------
MEDIA -- 10.5%
           437,000  AMC Entertainment Inc., 11.00%, 2/1/16                                            499,819
           495,000  CCH I, LLC/CCH I Capital Corp., 11.00%, 10/1/15                                   516,038
           985,000  CCH II, LLC/CCH II Capital Corp., 10.25%, 9/15/10                               1,042,868
           480,000  CCO Holdings, LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13                     499,200
           245,000  Charter Communications Holdings, LLC/CCH I, LLC, 11.00%, 10/1/15                  254,188
           530,000  CSC Holdings, Inc., 8.125%, 7/15/09                                               551,200
           254,000  CSC Holdings, Inc., 8.125%, 8/15/09                                               264,160
           810,000  CSC Holdings, Inc., 7.625%, 4/1/11                                                834,300
           916,000  CSC Holdings, Inc., 7.875%, 2/15/18                                               945,770
           250,000  DirecTV Holdings LLC/DirecTV Finance LLC, 6.375%, 6/15/15                         238,750
           500,000  Echostar DBS Corp., 6.375%, 10/1/11                                               504,375
           365,000  EchoStar DBS Corp., 7.00%, 10/1/13                                                377,775

Principal Amount                                                                                        Value

         $ 255,000  EchoStar DBS Corp., 7.125%, 2/1/16                                              $ 264,563
         1,924,000  Idearc Inc., 8.00%, 11/15/16 (Acquired 11/1/06, Cost $1,924,000)(1)             1,988,934
           495,000  Kabel Deutschland GmbH, 10.625%, 7/1/14                                           554,400
           630,000  Lamar Media Corp., 6.625%, 8/15/15                                                617,400
           655,000  LIN Television Corp., 6.50%, 5/15/13                                              644,356
           220,000  Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15
                    (Acquired 9/28/06, Cost $218,350)(1)                                              218,378
           320,000  Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15                  328,800
           265,000  Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11                              266,325
           275,000  Primedia Inc., 8.00%, 5/15/13                                                     286,000
           750,000  R.H. Donnelley Corp., 6.875%, 1/15/13                                             733,125
           310,000  R.H. Donnelley Corp., 6.875%, 1/15/13                                             303,025
         1,090,000  R.H. Donnelley Corp., 6.875%, 1/15/13                                           1,065,474
           215,000  R.H. Donnelley Corp., 8.875%, 1/15/16                                             229,513
           215,000  Reader's Digest Association Inc. (The), 9.00%, 2/15/17 (Acquired
                    2/27/07, Cost $215,000)(1)                                                        208,013
           552,000  Sinclair Broadcast Group, Inc., 8.00%, 3/15/12                                    574,080
           960,000  Univision Communications Inc., 9.75%, 3/15/15 (Acquired 3/1/07, Cost
                    $960,000)(1)                                                                      961,199
           235,000  Videotron Ltee, 6.375%, 12/15/15                                                  232,063
                                                                                                 ------------
                                                                                                   16,004,091
                                                                                                 ------------
METALS & MINING -- 1.5%
           715,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15                               771,306
           955,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17                            1,034,981
           399,000  Novelis Inc., 7.25%, 2/15/15                                                      423,938
                                                                                                 ------------
                                                                                                    2,230,225
                                                                                                 ------------
MULTI-UTILITIES -- 0.5%
           595,000  Basic Energy Services Inc., 7.125%, 4/15/16                                       583,100
           160,000  PSEG Energy Holdings Inc., 8.50%, 6/15/11                                         173,600
                                                                                                 ------------
                                                                                                      756,700
                                                                                                 ------------

------
23

High-Yield Bond

Principal Amount                                                                                        Value

OFFICE ELECTRONICS -- 0.3%

         $ 465,000  Xerox Corp., 7.625%, 6/15/13                                                    $ 489,994
                                                                                                 ------------
OIL, GAS & CONSUMABLE FUELS -- 9.9%
           185,000  Buffalo Thunder Development Authority, 9.375%, 12/15/14 (Acquired
                    12/8/06, Cost $185,000)(1)                                                        189,625
           605,000  Chaparral Energy Inc., 8.875%, 2/1/17 (Acquired 1/10/07-1/11/07,
                    Cost $602,000)(1)                                                                 611,050
           375,000  Chesapeake Energy Corp., 7.625%, 7/15/13                                          400,313
           235,000  Chesapeake Energy Corp., 7.50%, 9/15/13                                           246,750
           383,000  Chesapeake Energy Corp., 6.375%, 6/15/15                                          383,000
           862,000  Chesapeake Energy Corp., 6.625%, 1/15/16                                          872,774
           485,000  Colorado Interstate Gas Co., 6.80%, 11/15/15                                      518,214
           444,000  Complete Production Services Inc., 8.00%, 12/15/16 (Acquired
                    11/29/06, Cost $444,093)(1)                                                       457,320
           430,000  Denbury Resources Inc., 7.50%, 12/15/15                                           436,450
           575,000  El Paso Performance-Linked Trust, 7.75%, 7/15/11 (Acquired 7/12/06,
                    Cost $575,000)(1)                                                                 614,531
           796,000  El Paso Production Holding Co., 7.75%, 6/1/13                                     835,799
           500,000  Kinder Morgan Finance Co., ULC, 5.35%, 1/5/11                                     493,056
           730,000  Kinder Morgan Finance Co., ULC, 5.70%, 1/5/16                                     685,604
           640,000  Massey Energy Co., 6.875%, 12/15/13                                               610,400
           110,000  Newfield Exploration Co., 6.625%, 9/1/14                                          110,550
           525,000  Newfield Exploration Co., 6.625%, 4/15/16                                         527,625
           550,000  OPTI Canada Inc., 8.25%, 12/15/14 (Acquired 12/8/06, Cost
                    $550,000)(1)                                                                      574,750
           515,000  Peabody Energy Corp., 7.375%, 11/1/16                                             544,613
           871,000  Petrohawk Energy Corp., 9.125%, 7/15/13                                           931,969
           360,000  Pioneer Natural Resources Co., 5.875%, 7/15/16                                    336,772
           540,000  Pioneer Natural Resources Co., 6.65%, 3/15/17                                     536,885
           360,000  Plains Exploration & Production Co., 7.00%, 3/15/17                               363,600

Principal Amount                                                                                        Value

         $ 429,000  Pogo Producing Co., 7.875%, 5/1/13                                              $ 434,363
           594,000  Range Resources Corp., 6.375%, 3/15/15                                            588,060
           130,000  Range Resources Corp., 7.50%, 5/15/16                                             134,550
           365,000  Ship Finance International Ltd., 8.50%, 12/15/13                                  375,950
           601,000  Stallion Oilfield Services/Stallion Oilfield Finance Corp., 9.75%,
                    2/1/15 (Acquired 1/19/07, Cost $601,000)(1)                                       614,523
           670,000  Tesoro Corp., 6.625%, 11/1/15                                                     681,725
           668,000  Whiting Petroleum Corp., 7.25%, 5/1/13                                            659,650
           293,000  Williams Partners L.P./Williams Partners Finance Corp., 7.25%,
                    2/1/17 (Acquired 12/6/06, Cost $293,000)(1)                                       311,313
                                                                                                 ------------
                                                                                                   15,081,784
                                                                                                 ------------
PAPER & FOREST PRODUCTS -- 2.3%
           365,000  Abitibi-Consolidated Co. of Canada, 8.375%, 4/1/15                                344,925
           908,000  Abitibi-Consolidated Inc., 7.75%, 6/15/11                                         871,680
           385,000  Bowater Canada Finance, 7.95%, 11/15/11                                           376,338
           252,000  Cascades Inc., 7.25%, 2/15/13                                                     253,260
           180,000  Catalyst Paper Corp., 8.625%, 6/15/11                                             183,600
           879,000  Georgia-Pacific Corp., 7.00%, 1/15/15 (Acquired 12/13/06, Cost
                    $879,000)(1)                                                                      887,789
           639,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired 12/13/06, Cost
                    $639,000)(1)                                                                      643,793
                                                                                                 ------------
                                                                                                    3,561,385
                                                                                                 ------------
PHARMACEUTICALS -- 0.3%
           505,000  Omnicare Inc., 6.75%, 12/15/13                                                    509,419
                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 2.5%
           612,000  FelCor Lodging L.P., 8.50%, 6/1/11                                                658,665
           171,000  Host Hotels & Resorts L.P., 6.875%, 11/1/14                                       174,420
         1,515,000  Host Marriot, L.P., 7.125%, 11/1/13                                             1,556,663
           425,000  Omega Healthcare Investors, Inc., 7.00%, 4/1/14                                   431,375
           140,000  Omega Healthcare Investors, Inc., 7.00%, 1/15/16                                  142,100
           384,000  Senior Housing Properties Trust, 8.625%, 1/15/12                                  421,440

------
24

High-Yield Bond

Principal Amount                                                                                        Value

         $ 400,000  Ventas Realty L.P./Ventas Capital Corp., 9.00%, 5/1/12                          $ 452,000
            35,000  Ventas Realty L.P./Ventas Capital Corp., 6.50%, 6/1/16                             36,006
                                                                                                 ------------
                                                                                                    3,872,669
                                                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
           665,000  Rouse Co. (The), 7.20%, 9/15/12                                                   695,559
           477,000  Rouse Co. L.P./TRC Co-Issuer Inc., 6.75%, 5/1/13 (Acquired 5/2/06,
                    Cost $475,512)(1)                                                                 488,511
                                                                                                 ------------
                                                                                                    1,184,070
                                                                                                 ------------
ROAD & RAIL -- 1.1%
            83,000  Grupo Transportacion Ferroviaria Mexicana SA de CV, 9.375%, 5/1/12                 89,640
           800,000  Grupo Transportacion Ferroviaria Mexicana SA de CV, 12.50%, 6/15/12               861,600
           690,000  Hertz Corp., 8.875%, 1/1/14                                                       746,925
                                                                                                 ------------
                                                                                                    1,698,165
                                                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
           490,000  Freescale Semiconductor Inc., 8.875%, 12/15/14 (Acquired 11/16/06,
                    Cost $490,000)(1)                                                                 493,063
           735,000  Freescale Semiconductor Inc., 9.125%, 12/15/14 (Acquired 11/16/06,
                    Cost $735,000)(1)                                                                 733,162
           184,000  Freescale Semiconductor Inc., 10.125%, 12/15/16 (Acquired 11/16/06,
                    Cost $184,000)(1)                                                                 185,380
           342,000  STATS ChipPAC Ltd., 6.75%, 11/15/11                                               354,825
                                                                                                 ------------
                                                                                                    1,766,430
                                                                                                 ------------
SPECIALTY RETAIL -- 2.2%
           560,000  GSC Holdings Corp., 8.00%, 10/1/12                                                596,400
           440,000  Michaels Stores Inc., 10.00%, 11/1/14 (Acquired 10/25/06, Cost
                    $440,000)(1)                                                                      473,000
           315,000  Rent-A-Center Inc., 7.50%, 5/1/10                                                 318,938
           615,000  Simmons Bedding Co., 7.875%, 1/15/14                                              633,449
           370,000  United Auto Group Inc., 7.75%, 12/15/16 (Acquired 11/30/06, Cost
                    $370,000)(1)                                                                      375,550
           485,000  Visant Corp., 7.625%, 10/1/12                                                     495,913
           395,000  Warnaco Inc., 8.875%, 6/15/13                                                     421,169
                                                                                                 ------------
                                                                                                    3,314,419
                                                                                                 ------------

Principal Amount                                                                                        Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
         $ 520,000  Invista, 9.25%, 5/1/12                                                          $ 556,400
           605,000  Levi Strauss & Co., 8.875%, 4/1/16                                                650,375
           922,000  Oxford Industries, Inc., 8.875%, 6/1/11                                           958,880
           412,000  Phillips-Van Heusen, 7.25%, 2/15/11                                               423,330
                                                                                                 ------------
                                                                                                    2,588,985
                                                                                                 ------------
THRIFTS & MORTGAGE FINANCE -- 1.1%
           480,000  Residential Capital Corp., 6.50%, 4/17/13                                         476,028
           480,000  Residential Capital Corp., 6.875%, 6/30/15                                        485,034
           764,000  Residential Capital Corp., VRN, 7.19%, 4/17/07, resets quarterly off the 3-month LIBOR plus 1.83% with no caps (Acquired 4/11/06, Cost
                    $764,000)(1)                                                                      757,758
                                                                                                 ------------
                                                                                                    1,718,820
                                                                                                 ------------
TOBACCO -- 0.8%
           585,000  Reynolds American Inc., 7.25%, 6/1/13                                             615,952
           505,000  Reynolds American Inc., 7.625%, 6/1/16                                            539,760
                                                                                                 ------------
                                                                                                    1,155,712
                                                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.2%
           305,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired 8/1/06, Cost
                    $305,000)(1)                                                                      326,350
           180,000  TransDigm Inc., 7.75%, 7/15/14                                                    186,750
         1,243,000  United Rentals North America, Inc., 6.50%, 2/15/12                              1,246,108
                                                                                                 ------------
                                                                                                    1,759,208
                                                                                                 ------------
TRANSPORTATION INFRASTRUCTURE -- 0.6%
           257,000  Kansas City Southern de Mexico SA de CV, 7.625%, 12/1/13 (Acquired
                    11/13/06, Cost $257,000)(1)                                                       260,534
           682,000  OMI Corp., 7.625%, 12/1/13                                                        695,640
                                                                                                 ------------
                                                                                                      956,174
                                                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
           542,000  Rogers Wireless Inc., 8.00%, 12/15/12                                             577,230
                                                                                                 ------------
TOTAL CORPORATE BONDS
(Cost $140,385,232)                                                                               144,139,462
                                                                                                 ------------

------
25

High-Yield Bond

Principal Amount                                                                                        Value

Commercial Paper(3) -- 4.6%

        $2,000,000  Ranger Funding Co. LLC, 5.28%, 4/5/07 (Acquired 3/15/07, Cost
                    $1,993,840)(1)                                                                $ 1,999,104
         2,000,000  Paccar Financial Corp., 5.29%, 4/4/07(4)                                        1,999,412
         2,000,000  Sheffield Receivables, 5.31%, 4/12/07                                           1,997,018
         1,100,000  Rabobank USA Financial Corp., 5.37%, 4/2/07                                     1,100,000
                                                                                                 ------------
TOTAL COMMERCIAL PAPER
(Cost $7,094,536)                                                                                   7,095,534
                                                                                                 ------------

Common Stocks(5)

Shares

HOTELS, RESTAURANTS & LEISURE(5)

             1,786  Shreveport Gaming Holdings Inc.(6)                                                 31,755
(Cost $32,476)
                                                                                                 ------------
TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $147,512,244)                                                                               151,266,751
                                                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 1.0%                                                                1,500,168
                                                                                                 ------------
TOTAL NET ASSETS -- 100.0%                                                                       $152,766,919
                                                                                                 ============

Notes to Schedule of Investments

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007 was
$31,925,946, which represented 20.9% of total net assets. Restricted securities considered illiquid represent 0.6% of total net assets.

(2) When-issued security.

(3) The rate indicated is the yield to maturity at purchase.

(4) Security, or a portion thereof, has been segregated for a when-issued security.

(5) Category is less than 0.05% of total net assets.

(6) Non-income producing.

See Notes to Financial Statements

------
26

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
27

Select Bond Shareholder Fee Example
                                  Beginning            Ending            Expenses Paid
                                Account Value       Account Value      During Period(1)        Annualized
                                   10/1/06             3/31/07         10/1/06 - 3/31/07    Expense Ratio(1)

ACTUAL
Investor Class                      $1,000            $1,027.10              $3.13               0.62%
Institutional Class                 $1,000            $1,028.10              $2.12               0.42%
A Class (after waiver)(2)           $1,000            $1,025.90              $4.29               0.85%
A Class (before waiver)             $1,000          $1,025.90(3)             $4.39               0.87%
B Class (after waiver)(2)           $1,000            $1,022.60              $7.56               1.50%
B Class (before waiver)             $1,000          $1,022.60(3)             $8.17               1.62%
C Class                             $1,000            $1,021.90              $8.17               1.62%
R Class                             $1,000            $1,024.50              $5.65               1.12%
HYPOTHETICAL
Investor Class                      $1,000            $1,021.84              $3.13               0.62%
Institutional Class                 $1,000            $1,022.84              $2.12               0.42%
A Class (after waiver)(2)           $1,000            $1,020.69              $4.28               0.85%
A Class (before waiver)             $1,000            $1,020.59              $4.38               0.87%
B Class (after waiver)(2)           $1,000            $1,017.45              $7.54               1.50%
B Class (before waiver)             $1,000            $1,016.85              $8.15               1.62%
C Class                             $1,000            $1,016.85              $8.15               1.62%
R Class                             $1,000            $1,019.35              $5.64               1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended March 31, 2007, the class received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
28

High-Yield Bond Shareholder Fee Example
                                  Beginning           Ending             Expenses Paid
                                Account Value      Account Value       During Period(1)        Annualized
                                   10/1/06            3/31/07          10/1/06 - 3/31/07    Expense Ratio(1)

ACTUAL
Investor Class (after
waiver)(2)                         $1,000            $1,063.30               $4.12                0.80%
Investor Class (before
waiver)                            $1,000          $1,063.30(3)              $4.48                0.87%
Institutional Class (after
waiver)(2)                         $1,000            $1,064.40               $3.09                0.60%
Institutional Class (before
waiver)                            $1,000          $1,064.40(3)              $3.45                0.67%
A Class (after waiver)(2)          $1,000            $1,062.00               $5.40                1.05%
A Class (before waiver)            $1,000          $1,062.00(3)              $5.76                1.12%
B Class (after waiver)(2)          $1,000            $1,056.60               $9.23                1.80%
B Class (before waiver)            $1,000          $1,056.60(3)              $9.59                1.87%
C Class (after waiver)(2)          $1,000            $1,058.00               $9.24                1.80%
C Class (before waiver)            $1,000          $1,058.00(3)              $9.59                1.87%
R Class (after waiver)(2)          $1,000            $1,060.70               $6.68                1.30%
R Class (before waiver)            $1,000          $1,060.70(3)              $7.04                1.37%
HYPOTHETICAL
Investor Class (after
waiver)(2)                         $1,000            $1,020.94               $4.03                0.80%
Investor Class (before
waiver)                            $1,000            $1,020.59               $4.38                0.87%
Institutional Class (after
waiver)(2)                         $1,000            $1,021.94               $3.02                0.60%
Institutional Class (before
waiver)                            $1,000            $1,021.59               $3.38                0.67%
A Class (after waiver)(2)          $1,000            $1,019.70               $5.29                1.05%
A Class (before waiver)            $1,000            $1,019.35               $5.64                1.12%
B Class (after waiver)(2)          $1,000            $1,015.96               $9.05                1.80%
B Class (before waiver)            $1,000            $1,015.61               $9.40                1.87%
C Class (after waiver)(2)          $1,000            $1,015.96               $9.05                1.80%
C Class (before waiver)            $1,000            $1,015.61               $9.40                1.87%
R Class (after waiver)(2)          $1,000            $1,018.45               $6.54                1.30%
R Class (before waiver)            $1,000            $1,018.10               $6.89                1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended March 31, 2007, the class received a partial waiver of its management fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
29

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
                                                                             Select Bond      High-Yield Bond

ASSETS

Investment securities, at value (cost of $114,656,029 and
$147,512,244, respectively)                                                 $114,192,755         $151,266,751

Cash                                                                                  --               65,706

Receivable for investments sold                                                  859,537            2,100,586

Receivable for capital shares sold                                                   380                   --

Interest receivable                                                              946,344            3,036,922
                                                                            ------------         ------------
                                                                             115,999,016          156,469,965
                                                                            ------------         ------------

LIABILITIES

Disbursements in excess of demand deposit cash                                   294,505                   --

Payable for investments purchased                                              6,288,128            3,572,494

Payable for capital shares redeemed                                              138,506               42,466

Accrued management fees                                                           51,924               80,811

Distribution fees payable                                                          5,354                2,073

Service fees (and distribution fees -- A Class and R Class) payable               14,244                5,202

Dividends payable                                                                  2,614                   --
                                                                            ------------         ------------
                                                                               6,795,275            3,703,046
                                                                            ------------         ------------

NET ASSETS                                                                  $109,203,741         $152,766,919
                                                                            ============         ============

See Notes to Financial Statements.

------
30

MARCH 31, 2007
                                                                           Select Bond        High-Yield Bond

NET ASSETS CONSIST OF:

Capital paid in                                                           $117,973,786           $156,264,659

Undistributed net investment income                                            195,339                193,295

Accumulated net realized loss on investment transactions                   (8,502,110)            (7,445,542)

Net unrealized appreciation (depreciation) on investments                    (463,274)              3,754,507
                                                                          ------------           ------------
                                                                          $109,203,741           $152,766,919
                                                                          ============           ============

INVESTOR CLASS
Net assets                                                                    $102,479               $299,196
Shares outstanding                                                              10,833                 41,521
Net asset value per share                                                        $9.46                  $7.21

INSTITUTIONAL CLASS
Net assets                                                                 $33,942,528           $127,865,499
Shares outstanding                                                           3,588,142             17,744,520
Net asset value per share                                                        $9.46                  $7.21

A CLASS
Net assets                                                                 $66,781,053            $21,335,834
Shares outstanding                                                           7,059,577              2,960,882
Net asset value per share                                                        $9.46                  $7.21
Maximum offering price (net asset value divided by 0.955)                        $9.91                  $7.55

B CLASS
Net assets                                                                  $8,209,539             $3,134,187
Shares outstanding                                                             867,961                435,194
Net asset value per share                                                        $9.46                  $7.20

C CLASS
Net assets                                                                    $139,330               $104,828
Shares outstanding                                                              14,727                 14,546
Net asset value per share                                                        $9.46                  $7.21

R CLASS
Net assets                                                                     $28,812                $27,375
Shares outstanding                                                               3,046                  3,799
Net asset value per share                                                        $9.46                  $7.21

See Notes to Financial Statements.

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31

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007
                                                                             Select Bond      High-Yield Bond
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                     $ 6,015,912          $10,973,956
                                                                             -----------          -----------

EXPENSES:

Management fees                                                                  654,118            1,026,925

Distribution fees:
 B Class                                                                          65,790               27,473
 C Class                                                                             560                  499

Service fees:
 B Class                                                                          21,930                9,158
 C Class                                                                             187                  166

Distribution and service fees:
 A Class                                                                         189,039               58,542
 R Class                                                                             134                  128

Trustees' fees and expenses                                                        4,030                4,998

Other expenses                                                                     1,362                  443
                                                                             -----------          -----------
                                                                                 937,150            1,128,332

Amount waived                                                                   (25,650)            (115,251)
                                                                             -----------          -----------
                                                                                 911,500            1,013,081
                                                                             -----------          -----------

NET INVESTMENT INCOME (LOSS)                                                   5,104,412            9,960,875
                                                                             -----------          -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment and foreign currency transactions                                 (1,862,598)              337,593

Futures transactions                                                              55,314                   --
                                                                             -----------          -----------
                                                                             (1,807,284)              337,593
                                                                             -----------          -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments and translation of assets and liabilities in foreign
currencies                                                                     3,355,643            4,205,432

Futures                                                                         (91,593)                   --
                                                                             -----------          -----------
                                                                               3,264,050            4,205,432
                                                                             -----------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                        1,456,766            4,543,025
                                                                             -----------          -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $ 6,561,178          $14,503,900
                                                                             ===========          ===========

See Notes to Financial Statements.

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32

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
                                                           Select Bond                        High-Yield Bond
Increase (Decrease) in Net
Assets                                        2007                2006               2007                2006

OPERATIONS

Net investment income (loss)           $ 5,104,412         $ 7,380,295        $ 9,960,875         $ 9,859,652

Net realized gain (loss)               (1,807,284)         (4,467,337)            337,593         (3,067,724)

Change in net unrealized
appreciation (depreciation)              3,264,050             107,551          4,205,432           (203,372)
                                      ------------        ------------       ------------        ------------

Net increase (decrease) in
net assets resulting from
operations                               6,561,178           3,020,509         14,503,900           6,588,556
                                      ------------        ------------       ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                            (2,333)                  --            (9,834)                  --
 Institutional
 Class                                 (1,540,109)                  --        (8,227,506)                  --
 A Class                               (3,290,481)         (7,506,310)        (1,509,725)         (9,895,183)
 B Class                                 (323,490)           (317,474)          (208,448)           (274,427)
 C Class                                   (2,514)            (67,368)            (3,774)            (27,679)
 R Class                                   (1,077)                  --            (1,589)                  --
                                      ------------        ------------       ------------        ------------

Decrease in net assets from
distributions                          (5,160,004)         (7,891,152)        (9,960,876)        (10,197,289)
                                      ------------        ------------       ------------        ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital share
transactions                          (24,651,321)        (70,178,940)          1,935,749        (12,651,620)
                                      ------------        ------------       ------------        ------------

NET INCREASE (DECREASE) IN
NET ASSETS                            (23,250,147)        (75,049,583)          6,478,773        (16,260,353)

NET ASSETS

Beginning of period                    132,453,888         207,503,471        146,288,146         162,548,499
                                      ------------        ------------       ------------        ------------

End of period                         $109,203,741        $132,453,888       $152,766,919        $146,288,146
                                      ============        ============       ============        ============

Accumulated undistributed net
investment income (loss)                  $195,339          $(193,145)           $193,295           $(89,648)
                                ============        ============        ============       ============

See Notes to Financial Statements.

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33

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. American Century-Mason Street Select Bond Fund
(Select Bond) and American Century-Mason Street High-Yield Bond Fund
(High-Yield Bond) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Select Bond's investment objective is to seek high income and capital appreciation, consistent with capital preservation. Select Bond invests primarily in investment-grade debt securities with maturities exceeding one year.
High-Yield Bond's investment objective is to seek high current income and capital appreciation. High-Yield Bond invests primarily in non-
investment-grade debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the funds' Investor Class, Institutional Class, C
Class and R Class commenced on April 3, 2006.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

------
34

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
35

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2925% to 0.4100% for Select Bond and from
0.5425% to 0.6600% for High-Yield Bond. The rates for the Complex Fee
(Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to
0.3100%. The Institutional Class is 0.2000% less at each point within the
Complex Fee range. For the period from April 1, 2006 through July 31, 2006,
ACIM voluntarily agreed to waive 0.095% of its management fee for High-Yield
Bond. Effective August 1, 2006, ACIM voluntarily agreed to waive 0.071% of its management fee for High-Yield Bond. The total amount of the waiver for the year ended March 31, 2007, was $105, $93,324, $18,829, $2,923, $50 and $20 for
the Investor Class, Institutional Class, A Class, B Class, C Class and R
Class, respectively. The fee waiver may be revised or terminated at any time without notice.

The effective annual management fee for each class of each fund for the year ended March 31, 2007, was as follows:

                                                     Investor, A, B, C & R          Institutional
Select Bond                                                  0.62%                      0.42%
High-Yield Bond (before waiver)                              0.87%                      0.67%
High-Yield Bond (after waiver)                               0.79%                      0.59%

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(Mason Street) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining Mason Street as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The plans provide that the A
Class and the R Class will pay ACIS an annual distribution and service fee of
0.25% for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. ACIM has agreed to voluntarily waive a portion of its distribution and service fees through March 31, 2008, by 0.02%
and 0.12% for the A Class and B Class, respectively, of Select Bond. The total amount of the waiver for the year ended March 31, 2007, was $15,123 and
$10,527 for the A Class and B Class, respectively. Fees incurred under the plans during the year ended March 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

------
36

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2007, were as follows:

                                                                        Select Bond        High-Yield Bond
PURCHASES

U.S. Treasury & Government Agency Obligations                           $138,073,214              --

Investment securities other than U.S. Treasury & Government Agency
Obligations                                                             $40,273,007          $118,078,243

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations                           $156,387,729              --

Investment securities other than U.S. Treasury & Government Agency
Obligations                                                             $42,441,951          $116,379,367

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

Select Bond
                                        Year ended March 31, 2007(1)                Year ended March 31, 2006
                                         Shares               Amount              Shares               Amount

INVESTOR CLASS                                                                       N/A
Sold                                     10,589             $ 99,072
Issued in reinvestment of
distributions                               244                2,295
                                    -----------        -------------
                                         10,833              101,367
                                    -----------        -------------
INSTITUTIONAL CLASS                                                                  N/A
Sold                                  3,423,279           31,964,191
Issued in reinvestment of
distributions                           164,863            1,540,109
                                    -----------        -------------
                                      3,588,142           33,504,300
                                    -----------        -------------
A CLASS
Sold                                  1,553,876           14,580,154           4,874,382         $ 46,966,237
Issued in reinvestment of
distributions                           319,707            2,996,126             737,390            7,047,017
Redeemed                            (8,005,164)         (74,708,637)        (13,112,351)        (124,042,033)
                                    -----------        -------------         -----------        -------------
                                    (6,131,581)         (57,132,357)         (7,500,579)         (70,028,779)
                                    -----------        -------------         -----------        -------------
B CLASS
Sold                                     45,005              425,746             126,300            1,204,767
Issued in reinvestment of
distributions                            29,408              275,223              28,159              268,789
Redeemed                              (212,818)          (1,990,778)           (195,688)          (1,866,380)
                                    -----------        -------------         -----------        -------------
                                      (138,405)          (1,289,809)            (41,229)            (392,824)
                                    -----------        -------------         -----------        -------------
C CLASS                                                                              N/A
Sold                                     14,458              134,369
Issued in reinvestment of
distributions                               269                2,514
                                    -----------        -------------
                                         14,727              136,883
                                    -----------        -------------
C CLASS -- ACQUIRED FUND
(SEE NOTE 8)                                N/A
Sold                                                                              73,088              703,421
Issued in reinvestment of
distributions                                                                      6,755               64,456
Redeemed                                                                        (55,129)            (525,214)
                                                                             -----------        -------------
                                                                                  24,714              242,663
                                                                             -----------        -------------
R CLASS                                                                              N/A
Sold                                      4,489               41,957
Issued in reinvestment of
distributions                               112                1,053
Redeemed                                (1,555)             (14,715)
                                    -----------        -------------
                                          3,046               28,295
                                    -----------        -------------
Net increase (decrease)             (2,653,238)        $(24,651,321)         (7,517,094)        $(70,178,940)
                                    ===========        =============         ===========        =============

(1) April 3, 2006 (commencement of sale) through March 31, 2007 for Investor
Class, Institutional Class, C Class and R Class.

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37

High-Yield Bond
                                          Year ended March 31, 2007(1)              Year ended March 31, 2006
                                          Shares                Amount            Shares               Amount

INVESTOR CLASS                                                                       N/A
Sold                                      46,821             $ 329,531
Issued in reinvestment of
distributions                              1,367                 9,777
Redeemed                                 (6,667)              (47,688)
                                    ------------         -------------
                                          41,521               291,620
                                    ------------         -------------
INSTITUTIONAL CLASS                                                                  N/A
Sold                                  16,575,523           116,357,372
Issued in reinvestment of
distributions                          1,168,997             8,227,506
                                    ------------         -------------
                                      17,744,520           124,584,878
                                    ------------         -------------
A CLASS
Sold                                     738,562             5,219,940           839,989          $ 5,904,266
Issued in reinvestment of
distributions                            158,029             1,136,977         1,337,933            9,395,137
Redeemed                            (18,265,197)         (128,220,528)       (3,924,491)         (27,331,381)
                                    ------------         -------------       -----------  -------------
                                    (17,368,606)         (121,863,611)       (1,746,569)         (12,031,978)
                                    ------------         -------------       -----------  -------------
B CLASS
Sold                                      29,791               208,698            33,194              233,387
Issued in reinvestment of
distributions                             23,801               167,556            32,661              229,202
Redeemed                               (224,281)           (1,580,291)         (164,718)          (1,153,601)
                                    ------------         -------------       -----------  -------------
                                       (170,689)           (1,204,037)          (98,863)            (691,012)
                                    ------------         -------------       -----------  -------------
C CLASS                                                                              N/A
Sold                                      14,012                96,457
Issued in reinvestment of
distributions                                534                 3,774
                                    ------------         -------------
                                          14,546               100,231
                                    ------------         -------------
C CLASS -- ACQUIRED FUND
(SEE NOTE 8)                                 N/A
Sold                                                                              24,422              171,671
Issued in reinvestment of
distributions                                                                      3,794               26,612
Redeemed                                                                        (18,175)            (126,913)
                                                                             -----------  -------------
                                                                                  10,041               71,370
                                                                             -----------  -------------
R CLASS                                                                              N/A
Sold                                       3,724                26,166
Issued in reinvestment of
distributions                                225                 1,589
Redeemed                                   (150)               (1,087)
                                    ------------         -------------
                                           3,799                26,668
                                    ------------         -------------
Net increase (decrease)                  265,091           $ 1,935,749       (1,835,391)        $(12,651,620)
                                    ============         =============       ===========        =============

(1) April 3, 2006 (commencement of sale) through March 31, 2007 for Investor
Class, Institutional Class, C Class and R Class.

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended
March 31, 2007.

6. RISK FACTORS

High-Yield Bond invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

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38

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 were as follows:

                                                Select Bond                      High-Yield Bond
                                           2007             2006             2007              2006
DISTRIBUTIONS PAID FROM
Ordinary income                         $5,160,004       $7,891,152       $9,960,876        $10,197,289
Long-term capital gains                     --               --               --                --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain in Select Bond relate primarily to the character of paydown losses.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                           Select Bond        High-Yield Bond

Federal tax cost of investments                                           $115,114,042           $147,710,635
                                                                          ============           ============

Gross tax appreciation of investments                                        $ 340,824             $4,198,079

Gross tax depreciation of investments                                      (1,262,111)              (641,963)
                                                                          ------------           ------------

Net tax appreciation (depreciation) of investments                         $ (921,287)             $3,556,116
                                                                          ============           ============

Undistributed ordinary income                                                 $215,926               $193,295

Accumulated capital losses                                                $(7,963,150)           $(7,247,151)

Capital loss deferrals                                                      $(101,534)                     --

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and merger related cost adjustments.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

                                2011          2012          2013              2014                2015
Select Bond                      --            --        $(244,518)       $(4,029,895)        $(3,688,737)
High-Yield Bond             $(4,165,343)       --            --           $(2,056,361)        $(1,025,447)

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
39

8. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Select Bond and High-Yield Bond acquired all of the net assets of two funds issued by Mason Street Funds,
Inc., Mason Street Select Bond Fund (Mason Street Select) and Mason Street
High Yield Bond Fund (Mason Street High Yield), respectively, pursuant to a plan of reorganization approved by the acquired funds' shareholders on March
23, 2006. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization period are Mason
Street Select and Mason Street High Yield. These funds were also reorganized as funds issued by American Century Investment Trust.

Prior to the reorganization, Mason Street Select and Mason Street High Yield
had A Class, B Class and C Class shares. At the close of business and as a result of the reorganization, A Class shares and B Class shares of the acquired funds were converted to A Class shares and B Class shares, respectively, of the surviving funds. C Class shares of the acquired funds were converted to A Class shares of the surviving funds.

A Class, B Class and C Class net assets of Mason Street Select before the reorganization were $121,068,940, $9,387,851 and $1,997,097, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of Select Bond were $123,066,037, $9,387,851 and $-, respectively.

A Class, B Class and C Class net assets of Mason Street High Yield before the reorganization were $141,592,864, $4,231,440 and $463,842, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of High-Yield Bond were $142,056,706, $4,231,440 and $-, respectively.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
40

FINANCIAL HIGHLIGHTS
Select Bond

Investor Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                          $9.33
                                                                                             ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                                               0.41

 Net Realized and Unrealized Gain (Loss)                                                       0.14
                                                                                             ------

 Total From Investment Operations                                                              0.55
                                                                                             ------

Distributions

 From Net Investment Income                                                                  (0.42)
                                                                                             ------

Net Asset Value, End of Period                                                                $9.46
                                                                                             ======

TOTAL RETURN(3)                                                                               6.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                          0.62%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets                                4.52%(4)

Portfolio Turnover Rate                                                                        161%

Net Assets, End of Period (in thousands)                                                       $102

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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41

Select Bond

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                          $9.33
                                                                                             ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                                               0.44

 Net Realized and Unrealized Gain (Loss)                                                       0.13
                                                                                             ------

 Total From Investment Operations                                                              0.57
                                                                                             ------

Distributions

 From Net Investment Income                                                                  (0.44)
                                                                                             ------

Net Asset Value, End of Period                                                                $9.46
                                                                                             ======

TOTAL RETURN(3)                                                                               6.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                          0.42%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets                                4.72%(4)

Portfolio Turnover Rate                                                                        161%

Net Assets, End of Period (in thousands)                                                    $33,943

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
42

Select Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31
                                                2007          2006          2005           2004          2003

PER-SHARE DATA

Net Asset Value, Beginning of Period           $9.33         $9.56        $10.01          $9.98         $9.50
                                              ------        ------        ------         ------        ------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                                      0.41          0.35          0.32           0.31          0.41

 Net Realized and
 Unrealized Gain (Loss)                         0.12        (0.21)        (0.34)           0.32          0.82
                                              ------        ------        ------         ------        ------

 Total From Investment
 Operations                                     0.53          0.14        (0.02)           0.63          1.23
                                              ------        ------        ------         ------        ------

Distributions

 From Net Investment
 Income                                       (0.40)        (0.37)        (0.36)         (0.36)        (0.45)

 From Net Realized Gains                          --            --        (0.07)         (0.24)        (0.30)
                                              ------        ------        ------         ------        ------

 Total Distributions                          (0.40)        (0.37)        (0.43)         (0.60)        (0.75)
                                              ------        ------        ------         ------        ------

Net Asset Value, End of Period                 $9.46         $9.33         $9.56         $10.01         $9.98
                                              ======        ======        ======         ======        ======

TOTAL RETURN(2)                                5.86%         1.47%       (0.27)%          6.50%        13.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          0.85%(3)      0.85%(4)      0.85%(4)       0.85%(4)      0.85%(4)

Ratio of Operating Expenses to
Average Net Assets (Before Expense
Waiver)                                        0.87%         0.86%         0.88%          0.93%         0.96%

Ratio of Net Investment Income
(Loss) to Average Net Assets                4.29%(3)      3.66%(4)      3.29%(4)       3.08%(4)      4.13%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets (Before
Expense Waiver)                                4.27%         3.65%         3.26%          3.00%         4.02%

Portfolio Turnover Rate                         161%       251%(5)          233%           168%          214%

Net Assets, End of Period (in
thousands)                                   $66,781      $121,069      $195,684       $146,431      $107,953

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) During the year ended March 31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(5) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

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43

Select Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                                2007          2006          2005           2004          2003

PER-SHARE DATA

Net Asset Value, Beginning of Period           $9.33         $9.56        $10.01          $9.98         $9.50
                                              ------        ------        ------         ------        ------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                                      0.35          0.29          0.25           0.24          0.34

 Net Realized and
 Unrealized Gain (Loss)                         0.12        (0.21)        (0.35)           0.33          0.82
                                              ------        ------        ------         ------        ------

 Total From Investment
 Operations                                     0.47          0.08        (0.10)           0.57          1.16
                                              ------        ------        ------         ------        ------

Distributions

 From Net Investment
 Income                                       (0.34)        (0.31)        (0.29)         (0.30)        (0.38)

 From Net Realized Gains                          --            --        (0.06)         (0.24)        (0.30)
                                              ------        ------        ------         ------        ------

 Total Distributions                          (0.34)        (0.31)        (0.35)         (0.54)        (0.68)
                                              ------        ------        ------         ------        ------

Net Asset Value, End of Period                 $9.46         $9.33         $9.56         $10.01         $9.98
                                              ======        ======        ======         ======        ======

TOTAL RETURN(2)                                5.18%         0.82%       (0.91)%          5.80%        12.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          1.50%(3)      1.50%(4)      1.50%(4)       1.50%(4)      1.50%(4)

Ratio of Operating Expenses to
Average Net Assets (Before Expense
Waiver)                                        1.62%         1.54%         1.55%          1.57%         1.61%

Ratio of Net Investment Income
(Loss) to Average Net Assets                3.64%(3)      2.99%(4)      2.64%(4)       2.44%(4)      3.41%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets (Before
Expense Waiver)                                3.52%         2.95%         2.59%          2.37%         3.30%

Portfolio Turnover Rate                         161%       251%(5)          233%           168%          214%

Net Assets, End of Period (in
thousands)                                    $8,210        $9,388       $10,010        $11,353       $10,082

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) During the year ended March 31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(5) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

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44

Select Bond

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                          $9.33
                                                                                             ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                                               0.32

 Net Realized and Unrealized Gain (Loss)                                                       0.14
                                                                                             ------

 Total From Investment Operations                                                              0.46
                                                                                             ------

Distributions

 From Net Investment Income                                                                  (0.33)
                                                                                             ------

Net Asset Value, End of Period                                                                $9.46
                                                                                             ======

TOTAL RETURN(3)                                                                               5.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                          1.62%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets                                3.52%(4)

Portfolio Turnover Rate                                                                        161%

Net Assets, End of Period (in thousands)                                                       $139

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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45

Select Bond

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                          $9.33
                                                                                             ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                                               0.38

 Net Realized and Unrealized Gain (Loss)                                                       0.13
                                                                                             ------

 Total From Investment Operations                                                              0.51
                                                                                             ------

Distributions

 From Net Investment Income                                                                  (0.38)
                                                                                             ------

Net Asset Value, End of Period                                                                $9.46
                                                                                             ======

TOTAL RETURN(3)                                                                               5.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                          1.12%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets                                4.02%(4)

Portfolio Turnover Rate                                                                        161%

Net Assets, End of Period (in thousands)                                                        $29

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
46

High-Yield Bond

Investor Class
For a Share Outstanding Throughout the Period Indicated
                                                                                                      2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                                    $7.02
                                                                                                       ------

Income From Investment Operations

 Net Investment Income (Loss)                                                                            0.47

 Net Realized and Unrealized Gain (Loss)                                                                 0.19
                                                                                                       ------

 Total From Investment Operations                                                                        0.66
                                                                                                       ------

Distributions

 From Net Investment Income                                                                            (0.47)
                                                                                                       ------

Net Asset Value, End of Period                                                                          $7.21
                                                                                                       ======

TOTAL RETURN(2)                                                                                         9.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                                 0.79%(3)(4)

Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)                            0.87%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets                                       6.71%(3)(4)

Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)                  6.63%(3)

Portfolio Turnover Rate                                                                                   86%

Net Assets, End of Period (in thousands)                                                                 $299

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

------
47

High-Yield Bond

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                                                      2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                                    $7.02
                                                                                                       ------

Income From Investment Operations

 Net Investment Income (Loss)                                                                            0.48

 Net Realized and Unrealized Gain (Loss)                                                                 0.19
                                                                                                       ------

 Total From Investment Operations                                                                        0.67
                                                                                                       ------

Distributions

 From Net Investment Income                                                                            (0.48)
                                                                                                       ------

Net Asset Value, End of Period                                                                          $7.21
                                                                                                       ======

TOTAL RETURN(2)                                                                                         9.95%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                                 0.59%(3)(4)

Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)                            0.67%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets                                       6.91%(3)(4)

Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)                  6.83%(3)

Portfolio Turnover Rate                                                                                   86%

Net Assets, End of Period (in thousands)                                                             $127,865

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

------
48

High-Yield Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31
                                                2007          2006          2005           2004          2003

PER-SHARE DATA

Net Asset Value, Beginning of Period           $6.99         $7.14         $7.13          $6.25         $6.79
                                              ------        ------        ------         ------        ------

Income From Investment Operations

 Net Investment Income
 (Loss)                                         0.45       0.45(1)       0.48(1)        0.50(1)       0.57(1)

 Net Realized and
 Unrealized Gain (Loss)                         0.22        (0.14)          0.02           0.88        (0.53)
                                              ------        ------        ------         ------        ------

 Total From Investment
 Operations                                     0.67          0.31          0.50           1.38          0.04
                                              ------        ------        ------         ------        ------

Distributions

 From Net Investment
 Income                                       (0.45)        (0.46)        (0.49)         (0.50)        (0.58)
                                              ------        ------        ------         ------        ------

Net Asset Value, End of Period                 $7.21         $6.99         $7.14          $7.13         $6.25
                                              ======        ======        ======         ======        ======

TOTAL RETURN(2)                                9.99%         4.55%         7.16%         22.79%         1.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          1.04%(3)         1.26%      1.30%(4)       1.30%(4)      1.30%(4)

Ratio of Operating Expenses to
Average Net Assets (Before Expense
Waiver)                                        1.12%         1.26%         1.31%          1.35%         1.46%

Ratio of Net Investment Income
(Loss) to Average Net Assets                6.45%(3)         6.38%      6.70%(4)       7.29%(4)      9.24%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets (Before
Expense Waiver)                                6.37%         6.38%         6.69%          7.24%         9.08%

Portfolio Turnover Rate                          86%          116%          141%           199%           78%

Net Assets, End of Period (in
thousands)                                   $21,336      $141,593      $157,118       $140,330      $107,051

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
49

High-Yield Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                                2007          2006          2005           2004          2003

PER-SHARE DATA

Net Asset Value, Beginning of Period           $6.98         $7.13         $7.13          $6.24         $6.78
                                             -------       -------       -------        -------       -------

Income From Investment Operations

 Net Investment Income
 (Loss)                                         0.40       0.40(1)       0.43(1)        0.45(1)       0.53(1)

 Net Realized and
 Unrealized Gain (Loss)                         0.22        (0.14)          0.01           0.90        (0.53)
                                             -------       -------       -------        -------       -------

 Total From Investment
 Operations                                     0.62          0.26          0.44           1.35            --
                                             -------       -------       -------        -------       -------

Distributions

 From Net Investment
 Income                                       (0.40)        (0.41)        (0.44)         (0.46)        (0.54)
                                             -------       -------       -------        -------       -------

Net Asset Value, End of Period                 $7.20         $6.98         $7.13          $7.13         $6.24
                                             =======       =======       =======        =======       =======

TOTAL RETURN(2)                                9.18%         3.84%         6.32%         22.19%         0.48%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          1.79%(3)      1.95%(4)      1.95%(4)       1.95%(4)      1.95%(4)

Ratio of Operating Expenses to
Average Net Assets (Before Expense
Waiver)                                        1.87%         1.99%         1.99%          2.00%         2.11%

Ratio of Net Investment Income
(Loss) to Average Net Assets                5.70%(3)      5.69%(4)      6.06%(4)       6.63%(4)      8.64%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets (Before
Expense Waiver)                                5.62%         5.65%         6.02%          6.58%         8.48%

Portfolio Turnover Rate                          86%          116%          141%           199%           78%

Net Assets, End of Period (in
thousands)                                    $3,134        $4,231        $5,028         $5,316        $4,243

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

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50

High-Yield Bond

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                                                      2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                                    $7.02
                                                                                                       ------

Income From Investment Operations

 Net Investment Income (Loss)                                                                            0.40

 Net Realized and Unrealized Gain (Loss)                                                                 0.19
                                                                                                       ------

 Total From Investment Operations                                                                        0.59
                                                                                                       ------

Distributions

 From Net Investment Income                                                                            (0.40)
                                                                                                       ------

Net Asset Value, End of Period                                                                          $7.21
                                                                                                       ======

TOTAL RETURN(2)                                                                                         8.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                                 1.79%(3)(4)

Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)                            1.87%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets                                       5.71%(3)(4)

Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)                  5.63%(3)

Portfolio Turnover Rate                                                                                   86%

Net Assets, End of Period (in thousands)                                                                 $105

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

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51

High-Yield Bond

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                                                      2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                                    $7.02
                                                                                                       ------

Income From Investment Operations

 Net Investment Income (Loss)                                                                            0.43

 Net Realized and Unrealized Gain (Loss)                                                                 0.19
                                                                                                       ------

 Total From Investment Operations                                                                        0.62
                                                                                                       ------

Distributions

 From Net Investment Income                                                                            (0.43)
                                                                                                       ------

Net Asset Value, End of Period                                                                          $7.21
                                                                                                       ======

TOTAL RETURN(2)                                                                                         9.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                                 1.29%(3)(4)

Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)                            1.37%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets                                       6.21%(3)(4)

Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)                  6.13%(3)

Portfolio Turnover Rate                                                                                   86%

Net Assets, End of Period (in thousands)                                                                  $27

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

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52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders
of the American Century-Mason Street Select Bond Fund
and the American Century-Mason Street High-Yield Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American
Century-Mason Street Select Bond Fund and the American Century-Mason Street
High-Yield Bond Fund (two of the ten funds comprising the American Century
Investment Trust, hereafter referred to as the "Funds") at March 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2007

------
53

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM); the
funds' principal underwriter, American Century Investment Services, Inc.
(ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
54

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
55

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
56

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares. The funds are available for purchase only through financial intermediaries by investors who seek advice from them. The funds are closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

------
57

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
58

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
59

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP HIGH-YIELD CASH-PAY INDEX is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S. dollar-
denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. INTERMEDIATE HIGH YIELD MARKET INDEX covers the U.S.
dollar-denominated universe of fixed-rate, non-investment-grade debt with remaining maturities of less than 10 years.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX
measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

------
60

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54186N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               March 31, 2007

[photo of spring]

NT Diversified Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® NT Diversified Bond Fund from its inception, May 12, 2006, through
March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
       U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

NT DIVERSIFIED BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of cio]

By David MacEwen, Chief Investment Officer, Fixed Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the reporting period, May 12, 2006 (the inception date for American Century's NT tracker funds) through March 31,
2007. The rally followed the Federal Reserve's (the Fed's) decision in August
2006 to stop raising short-term interest rates, its first pause after 17 increases since June 2004. The change came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth ahead limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 boosted bond demand and helped push down yields.

TREASURY YIELD CURVE FELL AND FLATTENED

The Treasury yield curve was relatively "flat" at the start of the reporting period, with just a 19-basis-point difference between the 5.01% two-year
Treasury yield and the 5.20% 10-year yield (one basis point equals 0.01 percentage point). The curve flattened further as the two-year yield fell more than the 10-year, finishing with just a seven-basis-point difference between the 4.58% two-year note and the 4.65% 10-year note.

LONG-MATURITY, CORPORATE, AND MBS OUTPERFORMED

Corporate and long-term bonds generally delivered the strongest results of the period as moderate-soft economic conditions, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities. Mortgage-backed securities (MBS) also outperformed the broad market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

U.S. Fixed-Income Total Returns
From May 12, 2006 (fund inception) to March 31, 2007*

TREASURY SECURITIES
3-Month Bill                                                           4.56%
2-Year Note                                                            4.76%
5-Year Note                                                            6.24%
10-Year Note                                                           8.14%
30-Year Bond                                                          11.47%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                                  10.55%
Corporate (investment-grade)                                           8.06%
Fixed-Rate Mortgage-Backed                                             7.54%
Aggregate (multi-sector)                                               7.32%
Treasury                                                               6.84%
Agency                                                                 6.44%
Treasury Inflation-Protected (TIPS)                                    5.65%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
NT Diversified Bond

Total Returns as of March 31, 2007
                                                               Since Inception(1)        Inception Date

INSTITUTIONAL CLASS                                                   6.96%                 5/12/06

CITIGROUP US BROAD INVESTMENT-GRADE BOND INDEX(2)                     7.37%                    --

LEHMAN BROTHERS U.S. AGGREGATE INDEX                                  7.32%                    --

(1) Total returns for periods less than one year are not annualized.

(2) In September of 2006, the fund's benchmark changed from the Lehman
Brothers U.S. Aggregate Index to the Citigroup US Broad Investment-Grade Bond
Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

PORTFOLIO COMMENTARY
NT Diversified Bond

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim Keegan, Jeff Houston, Hando
Aguilar, Brian Howell, John Walsh, and Dan Shiffman

PERFORMANCE SUMMARY

NT Diversified Bond returned 6.96%* from its inception on May 12, 2006, through March 31, 2007. By comparison, two broad indices representing the taxable investment-grade U.S. bond market -- the Citigroup US Broad
Investment-Grade (BIG) Bond Index and the Lehman Brothers U.S. Aggregate Index
-- returned 7.37% and 7.32%, respectively, for the same period. The portfolio's results reflected fund operating expenses, while the indices do not have expenses.

The Federal Reserve's (the Fed's) interest-rate pause and a strong bond rally that began in the third quarter of 2006 boosted all sectors of the taxable investment-grade U.S. bond market. The portfolio's sector allocation was the largest positive contributor to its performance versus the comparative indices.

SECTOR COMPOSITION OF THE PORTFOLIO AND THE INDICES

The market represented by the Citigroup BIG and the Lehman Aggregate consists primarily of three bond sectors: fixed-rate mortgage-backed securities (MBS),
Treasury securities, and corporate bonds. MBS are part of a broader
"securitized" sector that includes asset-backed securities (ABS), which are backed by payments from credit card debt, auto loans, and home equity lines of credit; and commercial mortgage-backed securities (CMBS). This sector represents over 40% of the taxable investment-grade market. Treasury and corporate securities, by contrast, each represent approximately 20-25% of the market, depending on what source you use and how you define the sectors. NT
Diversified Bond's market exposure is based on the Citigroup BIG.

Throughout the reporting period, we tended to maintain an overweight position in the securitized sector because we anticipated that it would have higher excess returns than the Treasury sector and less event risk than the corporate sector. Mortgage-backed securities were among the top performers.

PORTFOLIO POSITIONING

Our strategy to hold overweight positions in "spread product" (non-Treasury securities such as corporates, MBS, ABS, and CMBS) enhanced performance as spreads tightened to near-historic levels. Specifically, the fund's holdings in collateralized mortgage obligations and conventional mortgage-backed securities (such as Fannie Maes and Freddie Macs) benefited results.

Throughout the period, we maintained an underweight corporate position as a means of protecting the fund from so-called event and "idiosyncratic" risks
(such as leveraged buyouts, share buybacks, and special dividends). Although corporates performed well, the portfolio benefited from our reallocation of those assets into CMBS, which also outperformed.

Portfolio at a Glance
                                               As of 3/31/07

Average Duration (effective)                     4.6 years
Average Life                                     6.6 years

Yields as of March 31, 2007

30-day SEC Yield

Institutional Class                               4.72%

*Total returns for periods less than one year are not annualized.

------
4

NT Diversified Bond

Our overweight position in Treasury Inflation-Protected Securities (TIPS) was
a slight drag on overall results. With long-term inflation appearing contained for much of the reporting period, TIPS underperformed the conventional
Treasury market. However, when energy prices surged in early 2007, TIPS offered stronger results than almost any other sector of the bond market.

Until the beginning of 2007, the portfolio benefited little from a yield curve-steepening bias that we put in place using two-year and 10-year Treasury futures. For most of the reporting period, the Treasury yield curve was either flat or inverted (meaning that yields on short-term Treasurys were higher than those of longer-term Treasurys). It didn't steepen significantly until the first quarter of 2007.

STARTING POINT FOR NEXT REPORTING PERIOD

"We have begun to reduce the portfolio's exposure to spread product," says portfolio manager, Dave MacEwen. "Spreads are historically tight, and we believe that risk has been mispriced in the market." Given the apparent slowing economy, low risk premiums and tight valuations, we plan to keep our underweight position in corporates. As of March 31, 2007, we continued to see potential in our yield-curve positioning and sector allocation, and we expect to maintain our TIPS exposure as long as core inflation stays elevated above the Fed's 1-2% comfort zone.

Types of Investments in Portfolio
                                                                     % of fund          % of fund
                                                                    investments        investments
                                                                       as of              as of
                                                                      3/31/07            9/30/06

Mortgage-Backed Securities                                             23.3%              26.0%
U.S. Treasury Securities                                               15.6%              11.4%
CMOs                                                                   10.8%              13.3%
U.S. Government Agency Securities                                      10.7%              15.8%
Corporate Bonds                                                        9.7%               13.4%
Asset-Backed Securities                                                4.3%                9.0%
Sovereign Governments & Agencies                                       1.5%                0.4%
Municipal Securities                                                   0.1%                1.4%
Temporary Cash Investments                                             8.1%                9.3%
Temporary Cash Investments -- Securities Lending Collateral            15.9%                --

Portfolio Composition by Credit Rating
                                                                     % of fund          % of fund
                                                                    investments        investments
                                                                       as of              as of
                                                                      3/31/07            9/30/06

AAA                                                                     87%                83%
AA                                                                      3%                  3%
A                                                                       4%                  6%
BBB                                                                     6%                  8%

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5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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6

NT Diversified Bond -- Institutional Class Shareholder Fee Example
                           Beginning             Ending              Expenses Paid
                         Account Value        Account Value         During Period*            Annualized
                            10/1/06              3/31/07           10/1/06 - 3/31/07        Expense Ratio*

Actual                      $1,000              $1,026.50                $2.12                  0.42%
Hypothetical                $1,000              $1,022.84                $2.12                  0.42%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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7

SCHEDULE OF INVESTMENTS
NT Diversified Bond

MARCH 31, 2007

Principal Amount                                                                                        Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 35.1%

             $ 1,791  FHLMC, 6.50%, 2/1/09(2)                                                          $1,813
               2,543  FHLMC, 6.50%, 12/1/12(2)                                                          2,605
              25,275  FHLMC, 6.00%, 1/1/13(2)                                                          25,757
               4,437  FHLMC, 7.00%, 11/1/13(2)                                                          4,573
               7,572  FHLMC, 7.00%, 6/1/14(2)                                                           7,819
              14,561  FHLMC, 6.50%, 6/1/16(2)                                                          14,928
              24,921  FHLMC, 6.50%, 6/1/16(2)                                                          25,549
             316,541  FHLMC, 5.00%, 11/1/17(2)                                                        313,231
             520,653  FHLMC, 4.50%, 1/1/19(2)                                                         505,608
           1,896,145  FHLMC, 5.00%, 1/1/21(2)                                                       1,871,370
               2,671  FHLMC, 7.00%, 9/1/27(2)                                                           2,780
               4,403  FHLMC, 6.50%, 1/1/28(2)                                                           4,543
                 673  FHLMC, 7.00%, 2/1/28(2)                                                             700
              25,342  FHLMC, 6.50%, 3/1/29(2)                                                          26,148
              16,467  FHLMC, 6.50%, 6/1/29(2)                                                          16,981
               2,571  FHLMC, 7.00%, 8/1/29(2)                                                           2,676
               8,005  FHLMC, 7.50%, 8/1/29(2)                                                           8,390
              17,246  FHLMC, 6.50%, 5/1/31(2)                                                          17,762
                 327  FHLMC, 6.50%, 5/1/31(2)                                                             337
                 478  FHLMC, 6.50%, 6/1/31(2)                                                             492
               9,469  FHLMC, 6.50%, 6/1/31(2)                                                           9,752
               1,126  FHLMC, 6.50%, 6/1/31(2)                                                           1,160
                 453  FHLMC, 6.50%, 6/1/31(2)                                                             466
             315,071  FHLMC, 5.50%, 12/1/33(2)                                                        312,602
           7,776,000  FNMA, 5.50%, settlement date 4/12/07(3)                                       7,695,813
           9,506,354  FNMA, 6.00%, settlement date 4/12/07(3)                                       9,577,651
           5,000,000  FNMA, 6.50%, settlement date 4/12/07(3)                                       5,101,559
               4,555  FNMA, 6.00%, 2/1/09(2)                                                            4,584
               3,110  FNMA, 6.00%, 5/1/13(2)                                                            3,169
               2,248  FNMA, 6.00%, 5/1/13(2)                                                            2,288
               9,550  FNMA, 6.00%, 7/1/13(2)                                                            9,732
              13,489  FNMA, 6.00%, 12/1/13(2)                                                          13,746
              11,380  FNMA, 6.00%, 1/1/14(2)                                                           11,597
              19,502  FNMA, 6.00%, 2/1/14(2)                                                           19,873
              20,592  FNMA, 6.00%, 4/1/14(2)                                                           20,984
              76,983  FNMA, 5.50%, 12/1/16(2)                                                          77,453
             146,030  FNMA, 5.50%, 12/1/16(2)                                                         146,922
             523,949  FNMA, 4.50%, 5/1/19(2)                                                          508,095
              13,919  FNMA, 6.50%, 1/1/26(2)                                                           14,288

Principal Amount                                                                                        Value

             $ 1,679  FNMA, 7.00%, 12/1/27(2)                                                          $1,750
                 757  FNMA, 6.50%, 1/1/28(2)                                                              782
                 719  FNMA, 7.00%, 1/1/28(2)                                                              749
               4,020  FNMA, 7.50%, 4/1/28(2)                                                            4,218
              13,407  FNMA, 7.00%, 5/1/28(2)                                                           13,977
                 825  FNMA, 7.00%, 6/1/28(2)                                                              861
               3,363  FNMA, 6.50%, 1/1/29(2)                                                            3,471
               8,829  FNMA, 6.50%, 4/1/29(2)                                                            9,107
               4,961  FNMA, 7.00%, 7/1/29(2)                                                            5,172
               4,019  FNMA, 7.00%, 7/1/29(2)                                                            4,190
              12,557  FNMA, 7.50%, 7/1/29(2)                                                           13,167
               1,255  FNMA, 7.00%, 5/1/30(2)                                                            1,312
              17,056  FNMA, 7.50%, 8/1/30(2)                                                           17,856
               6,996  FNMA, 7.50%, 9/1/30(2)                                                            7,324
              35,267  FNMA, 7.00%, 9/1/31(2)                                                           36,765
              19,495  FNMA, 6.50%, 1/1/32(2)                                                           20,086
             179,517  FNMA, 7.00%, 6/1/32(2)                                                          187,127
              76,420  FNMA, 6.50%, 8/1/32(2)                                                           78,738
             416,504  FNMA, 5.50%, 6/1/33(2)                                                          413,221
           2,056,591  FNMA, 5.50%, 7/1/33(2)                                                        2,040,381
             349,686  FNMA, 5.50%, 8/1/33(2)                                                          346,929
             448,928  FNMA, 5.50%, 9/1/33(2)                                                          445,389
           3,216,413  FNMA, 5.00%, 11/1/33(2)                                                       3,116,746
             923,038  FNMA, 5.50%, 1/1/34(2)                                                          915,763
           2,225,000  FNMA, 5.00%, 8/1/35(2)                                                        2,152,556
           2,302,811  FNMA, 4.50%, 9/1/35(2)                                                        2,165,907
           1,306,551  FNMA, 5.00%, 2/1/36(2)                                                        1,264,008
               5,171  GNMA, 7.50%, 8/20/17(2)                                                           5,347
               7,511  GNMA, 7.00%, 11/15/22(2)                                                          7,845
               6,800  GNMA, 8.75%, 3/15/25(2)                                                           7,330
               1,781  GNMA, 7.00%, 4/20/26(2)                                                           1,858
               3,565  GNMA, 7.50%, 8/15/26(2)                                                           3,726
               1,713  GNMA, 8.00%, 8/15/26(2)                                                           1,819
                 275  GNMA, 7.50%, 4/15/27(2)                                                             287
               4,072  GNMA, 7.50%, 5/15/27(2)                                                           4,257
               2,595  GNMA, 8.00%, 6/15/27(2)                                                           2,754
                 272  GNMA, 7.50%, 11/15/27(2)                                                            285
               1,265  GNMA, 7.00%, 2/15/28(2)                                                           1,324
               3,205  GNMA, 7.50%, 2/15/28(2)                                                           3,349
               1,890  GNMA, 6.50%, 3/15/28(2)                                                           1,947
               2,701  GNMA, 7.00%, 4/15/28(2)                                                           2,826
               1,616  GNMA, 6.50%, 5/15/28(2)                                                           1,665
               6,339  GNMA, 6.50%, 5/15/28(2)                                                           6,530
               2,126  GNMA, 7.00%, 12/15/28(2)                                                          2,224

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8

NT Diversified Bond

Principal Amount                                                                                        Value

                $728  GNMA, 8.00%, 12/15/29(2)                                                           $773
              18,110  GNMA, 7.00%, 5/15/31(2)                                                          18,943
                                                                                               --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $39,524,547)                                                                                 39,728,437
                                                                                               --------------

U.S. Treasury Securities -- 23.4%

           1,160,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)                                       1,544,069
           1,383,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)                                       1,717,405
           2,149,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(4)                                   2,481,760
             336,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)(4)                                       398,187
             833,000  U.S. Treasury Bonds, 4.50%, 2/15/36(2)(4)                                       785,624
           2,710,535  U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(2)                     2,751,512
           5,287,000  U.S. Treasury Notes, 4.625%, 10/31/11(2)(4)                                   5,306,005
           7,950,000  U.S. Treasury Notes, 4.625%, 2/29/12(2)(4)                                    7,981,991
           1,700,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)(4)                                     1,662,348
           1,416,000  U.S. Treasury Notes, 4.875%, 8/15/16(2)(4)                                    1,438,900
             500,000  U.S. Treasury Notes, 4.625%, 11/15/16(2)(4)                                     498,692
                                                                                               --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $26,278,267)                                                                                 26,566,493
                                                                                               --------------

Collateralized Mortgage Obligations(1) -- 16.1%

           2,284,002  Banc of America Commercial Mortgage Inc. STRIPS - COUPON,
                      Series 2004-1, Class XP, VRN, 0.80%, 4/1/07(2)                                   47,187
             950,000  Banc of America Commercial Mortgage Inc., Series 2002 PB2,
                      Class B SEQ, 6.31%, 6/11/35(2)                                                  996,887
             600,000  Banc of America Commercial Mortgage Inc., Series 2004-2,
                      Class A3 SEQ, 4.05%, 11/10/38(2)                                                582,047
             526,259  Banc of America Commercial Mortgage Inc., Series 2004-3,
                      Class A2 SEQ, 4.35%, 6/10/39(2)                                                 521,030
           1,700,000  Banc of America Commercial Mortgage Inc., Series 2006-6,
                      Class A3 SEQ, 5.37%, 12/10/16(2)                                              1,706,147

Principal Amount                                                                                        Value

           $ 293,713  Banc of America Large Loan, Series 2005 MIB1, Class A1, VRN,
                      5.47%, 4/15/07, resets monthly off the 1-month LIBOR plus
                      0.15% with no caps (Acquired 5/12/06, Cost $293,825)(2)(5)                     $293,905
           3,415,387  Bear Stearns Commercial Mortgage Securities Trust STRIPS -
                      COUPON, Series 2004 T16, Class X2, VRN, 0.93%, 4/1/07(2)                        102,356
             550,000  Bear Stearns Commercial Mortgage Securities Trust, Series
                      2006 BBA7, Class A1, VRN, 5.43%, 4/16/07, resets monthly off the 1-month LIBOR plus 0.11% with no caps (Acquired 6/5/06,
                      Cost $550,000)(2)(5)                                                            550,341
           1,200,000  Bear Stearns Commercial Mortgage Securities Trust, Series
                      2006 PW14, Class A4 SEQ, 5.20%, 12/1/38(2)                                    1,183,914
           1,904,518  Commercial Mortgage Acceptance Corp. STRIPS - COUPON, Series
                      1998 C2, Class X, VRN, 1.11%, 4/1/07(2)                                          45,823
              59,057  Commercial Mortgage Pass-Through Certificates, Series 2005
                      F10A, Class A1, VRN, 5.42%, 4/15/07, resets monthly off the
                      1-month LIBOR plus 0.10% with no caps (Acquired 5/12/06, Cost
                      $59,100)(2)(5)                                                                   59,094
              77,293  Commercial Mortgage Pass-Through Certificates, Series 2005
                      FL11, Class A1, VRN, 5.47%, 4/16/07, resets monthly off the
                      1-month LIBOR plus 0.15% with no caps (Acquired 5/12/06, Cost
                      $77,340)(2)(5)                                                                   77,353
             789,807  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(2)                                 786,163
             594,562  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(2)                                 590,280
             304,839  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(2)                                302,580
               3,973  FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19(2)                              4,245
             688,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)                               674,713
           1,302,904  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23(2)                         1,293,146

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9

NT Diversified Bond

Principal Amount                                                                                        Value

           $ 796,000  GMAC Commercial Mortgage Securities, Inc., Series 2005 C1,
                      Class A2 SEQ, 4.47%, 5/10/43(2)                                                $783,125
           1,437,401  Greenwich Capital Commercial Funding Corp., Series 2006 FL4A,
                      Class A1, VRN, 5.41%, 4/5/07, resets monthly off the 1-month
                      LIBOR plus 0.09% with no caps (Acquired 12/14/06, Cost
                      $1,437,401)(2)(5)                                                             1,438,294
           1,165,000  LB-UBS Commercial Mortgage Trust, Series 2003 C5, Class A2
                      SEQ, 3.48%, 7/15/27(2)                                                        1,141,065
             700,000  LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2
                      SEQ, 4.82%, 4/15/30(2)                                                          695,630
             671,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3
                      SEQ, 4.65%, 7/30/30(2)                                                          658,663
              34,627  Lehman Brothers Floating Rate Commercial Mortgage Trust,
                      Series 2005 LLFA, Class A1, VRN, 5.42%, 4/15/07, resets
                      monthly off the 1-month LIBOR plus 0.10% with no caps
                      (Acquired 5/12/06, Cost $34,648)(2)(5)                                           34,649
             207,075  Lehman Brothers Floating Rate Commercial Mortgage Trust,
                      Series 2006 LLFA, Class A1, VRN, 5.40%, 4/16/07, resets
                      monthly off the 1-month LIBOR plus 0.08% with no caps
                      (Acquired 8/7/06, Cost $207,075)(2)(5)                                          207,204
              22,945  MASTR Alternative Loans Trust, Series 2003-8, Class 4A1,
                      7.00%, 12/25/33(2)                                                               23,772
             355,806  Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN,
                      5.39%, 4/15/07, resets monthly off the 1-month LIBOR plus
                      0.07% with no caps (Acquired 10/31/06, Cost $355,806)(2)(5)                     356,026
              48,068  Morgan Stanley Capital I, Series 2006 XLF, Class A1, VRN,
                      5.41%, 4/16/07, resets monthly off the 1-month LIBOR plus
                      0.09% with no caps (Acquired 7/28/06, Cost $48,068)(2)(5)                        48,099
             352,436  Thornburg Mortgage Securities Trust, Series 2006-5, Class A1,
                      VRN, 5.44%, 4/25/07, resets monthly off the 1-month LIBOR
                      plus 0.12% with no caps(2)                                                      352,110

Principal Amount                                                                                        Value

           $ 261,000  Wachovia Bank Commercial Mortgage Trust, Series 2006 C23,
                      Class A4, 5.42%, 1/15/45(2)                                                    $261,967
             275,000  Washington Mutual, Inc., Series 2005 AR4, Class A3, 4.59%,
                      4/25/35(2)                                                                      270,913
           1,642,000  Washington Mutual, Inc., Series 2005 AR4, Class A4B, VRN,
                      4.68%, 4/25/35(2)                                                             1,621,246
             600,000  Wells Fargo Mortgage Backed Securities Trust, Series 2004 N,
                      Class A4, 4.10%, 12/23/08(2)                                                    590,151
                                                                                               --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $18,240,378)                                                                                 18,300,125
                                                                                               --------------

U.S. Government Agency Securities -- 16.1%

             750,000  FHLB, 4.875%, 8/22/07(2)                                                        748,947
             912,000  FHLB, 4.625%, 2/1/08(2)                                                         908,451
           1,055,000  FHLB, 5.125%, 9/29/10(2)                                                      1,065,052
           3,148,000  FHLMC, 5.00%, 9/16/08(2)(4)                                                   3,152,989
           2,200,000  FHLMC, 5.75%, 1/15/12(2)(4)                                                   2,286,059
             690,000  FHLMC, 4.75%, 1/19/16(2)                                                        679,760
           3,027,000  FNMA, 4.75%, 8/3/07(2)                                                        3,021,945
           3,000,000  FNMA, 6.625%, 9/15/09(2)                                                      3,123,210
             639,000  FNMA, 4.375%, 7/17/13(2)                                                        619,738
           1,907,000  FNMA, 5.80%, 2/9/26(2)                                                        1,908,875
             597,000  FNMA, 6.625%, 11/15/30(2)                                                       705,975
                                                                                               --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $18,054,576)                                                                                 18,221,001
                                                                                               --------------

Corporate Bonds -- 14.5%

AEROSPACE & DEFENSE -- 0.7%
             220,000  Honeywell International Inc., 5.30%, 3/15/17(2)(4)                              217,900
             169,000  Lockheed Martin Corp., 6.15%, 9/1/36(2)                                         175,944
             197,000  United Technologies Corp., 4.375%, 5/1/10(2)                                    193,622
             230,000  United Technologies Corp., 6.05%, 6/1/36(2)                                     236,484
                                                                                               --------------
                                                                                                      823,950
                                                                                               --------------
BEVERAGES -- 0.4%
             207,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired 5/12/06 -
                      12/4/06, Cost $202,072)(2)(5)                                                   203,923
             240,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06, Cost
                      $239,830)(2)(5)                                                                 248,040
                                                                                               --------------
                                                                                                      451,963
                                                                                               --------------

------
10

NT Diversified Bond

Principal Amount                                                                                        Value

BIOTECHNOLOGY -- 0.1%

           $ 171,000  Genentech, Inc., 4.75%, 7/15/15(2)                                            $ 164,693
                                                                                               --------------
BUILDING PRODUCTS(6)
              40,000  Masco Corp., 5.85%, 3/15/17                                                      39,421
                                                                                               --------------
CAPITAL MARKETS -- 0.7%
             248,000  Lehman Brothers Holdings Inc., 5.00%, 1/14/11(2)(4)                             246,121
             124,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(2)(4)                                  121,065
             292,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)                                     289,281
             105,000  Morgan Stanley, 4.00%, 1/15/10(2)                                               102,120
              94,000  Morgan Stanley, 4.25%, 5/15/10(2)                                                91,898
                                                                                               --------------
                                                                                                      850,485
                                                                                               --------------
COMMERCIAL BANKS -- 1.2%
             185,000  Capital One Financial Corp., 5.70%, 9/15/11(2)                                  187,057
             178,000  PNC Bank N.A., 4.875%, 9/21/17(2)                                               170,049
             133,000  PNC Funding Corp., 5.125%, 12/14/10(2)(4)                                       133,324
             139,000  Wachovia Bank N.A., 4.80%, 11/1/14(2)                                           133,978
             218,000  Wachovia Bank N.A., 4.875%, 2/1/15(2)                                           210,568
             240,000  Wachovia Corp., 5.625%, 10/15/16(2)                                             241,482
             193,000  Wells Fargo & Co., 4.625%, 8/9/10(2)                                            190,992
                                                                                               --------------
                                                                                                    1,267,450
                                                                                               --------------
CONSUMER FINANCE -- 0.1%
              99,000  American Express Centurion Bank, 4.375%, 7/30/09(2)                              97,835
                                                                                               --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
             384,000  Bank of America Corp., 4.375%, 12/1/10(2)                                       375,873
             250,000  Bank of America N.A., 5.30%, 3/15/17(2)                                         246,352
             200,000  Bank of America N.A., 6.00%, 10/15/36(2)                                        200,962
             339,000  Citigroup Inc., 5.00%, 9/15/14(2)                                               331,460
             110,000  Citigroup Inc., 6.125%, 8/25/36(2)                                              112,110
             127,000  General Electric Capital Corp., 6.125%, 2/22/11(2)                              131,730
             257,000  HSBC Finance Corp., 4.75%, 4/15/10(2)                                           254,469

Principal Amount                                                                                        Value

           $ 193,000  John Deere Capital Corp., 4.50%, 8/25/08(2)                                    $191,171
             162,000  JPMorgan Chase & Co., 6.75%, 2/1/11(2)                                          170,503
                                                                                               --------------
                                                                                                    2,014,630
                                                                                               --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
             193,000  AT&T Corp., 7.30%, 11/15/11(2)                                                  209,718
             195,000  AT&T Inc., 6.80%, 5/15/36(2)(4)                                                 208,569
              29,000  BellSouth Corp., 6.875%, 10/15/31(2)                                             30,857
              82,000  Embarq Corp., 7.08%, 6/1/16(2)                                                   83,743
              75,000  Sprint Capital Corp., 6.875%, 11/15/28(2)                                        74,900
             227,000  Telecom Italia Capital SA, 4.00%, 1/15/10(2)                                    219,455
             140,000  Verizon Communications Inc., 5.55%, 2/15/16(2)(4)                               140,329
              90,000  Verizon Communications Inc., 6.25%, 4/1/37(2)                                    89,444
              50,000  Verizon Global Funding Corp., 5.85%, 9/15/35(2)                                  47,442
                                                                                               --------------
                                                                                                    1,104,457
                                                                                               --------------
ELECTRIC UTILITIES -- 0.7%
             185,000  Carolina Power & Light Co., 5.15%, 4/1/15(2)                                    181,970
              90,000  Carolina Power & Light Co., 5.25%, 12/15/15(2)                                   88,912
             260,000  Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)                     258,923
              60,000  Florida Power Corp., 4.50%, 6/1/10(2)                                            58,943
             179,000  Southern California Edison Co., 5.625%, 2/1/36(2)                               173,988
              80,000  Toledo Edison Co., 6.15%, 5/15/37(2)                                             78,637
                                                                                               --------------
                                                                                                      841,373
                                                                                               --------------
FOOD & STAPLES RETAILING -- 0.4%
             168,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(2)                                        163,609
              29,000  Wal-Mart Stores, Inc., 7.55%, 2/15/30(2)                                         35,011
             235,000  Wal-Mart Stores, Inc., 5.25%, 9/1/35(2)                                         214,210
                                                                                               --------------
                                                                                                      412,830
                                                                                               --------------
FOOD PRODUCTS -- 0.2%
             279,000  Cadbury Schweppes U.S. Finance LLC, 3.875%, 10/1/08 (Acquired
                      5/12/06 - 10/17/06, Cost $268,811)(2)(5)                                        273,242
                                                                                               --------------

------
11

NT Diversified Bond

Principal Amount                                                                                        Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%

           $ 179,000  Baxter Finco BV, 4.75%, 10/15/10(2)                                            $176,945
             100,000  Boston Scientific Corp., 6.40%, 6/15/16(2)                                      100,436
                                                                                               --------------
                                                                                                      277,381
                                                                                               --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.2%
             214,000  Laboratory Corp. of America Holdings, 5.625%, 12/15/15(2)                       211,953
                                                                                               --------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
             160,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)                                 166,130
                                                                                               --------------
HOUSEHOLD PRODUCTS -- 0.1%
             130,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)                                    126,935
                                                                                               --------------
INDUSTRIAL CONGLOMERATES -- 0.4%
             502,000  General Electric Co., 5.00%, 2/1/13(2)                                          498,820
                                                                                               --------------
INSURANCE -- 0.5%
             210,000  Allstate Financial Global Funding, 4.25%, 9/10/08 (Acquired
                      5/12/06, Cost $204,511)(2)(5)                                                   207,212
             250,000  Hartford Financial Services Group Inc. (The), 5.375%, 3/15/17                   247,453
             100,000  Prudential Financial, Inc., 5.40%, 6/13/35(2)                                    92,838
                                                                                               --------------
                                                                                                      547,503
                                                                                               --------------
MEDIA -- 0.7%
             230,000  Comcast Corp., 5.90%, 3/15/16(2)                                                234,390
             308,000  Cox Communications, Inc., 7.125%, 10/1/12(2)                                    332,429
             105,000  News America Holdings, 7.75%, 1/20/24(2)                                        118,924
             130,000  Time Warner Inc., 5.50%, 11/15/11(2)                                            131,181
              29,000  Time Warner Inc., 7.625%, 4/15/31(2)                                             32,686
                                                                                               --------------
                                                                                                      849,610
                                                                                               --------------
METALS & MINING -- 0.4%
             102,000  Alcan Inc., 4.50%, 5/15/13(2)                                                    96,745
             130,000  Alcoa Inc., 5.55%, 2/1/17(2)                                                    129,355
             200,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11 (Acquired
                      11/8/06 - 11/17/06, Cost $200,159)(2)(5)                                        201,330
              80,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (Acquired
                      11/8/06, Cost $79,802)(2)(5)                                                     80,492
                                                                                               --------------
                                                                                                      507,922
                                                                                               --------------

Principal Amount                                                                                        Value

MULTI-UTILITIES -- 1.1%
           $ 215,000  CenterPoint Energy Resources Corp., 6.50%, 2/1/08(2)                           $216,788
             140,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)                            139,497
             230,000  Consolidated Edison Co. of New York, Inc., 5.50%, 9/15/16(2)                    232,610
             291,000  Dominion Resources Inc., 4.125%, 2/15/08(2)                                     288,030
              96,000  Dominion Resources Inc., 4.75%, 12/15/10                                         94,718
             101,000  Pacific Gas & Electric Co., 6.05%, 3/1/34(2)                                    101,583
             100,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)                                     96,744
                                                                                               --------------
                                                                                                    1,169,970
                                                                                               --------------
MULTILINE RETAIL -- 0.1%
             100,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(2)                               99,846
              63,000  May Department Stores Co. (The), 3.95%, 7/15/07(2)                               62,683
                                                                                               --------------
                                                                                                      162,529
                                                                                               --------------
OIL, GAS & CONSUMABLE FUELS -- 1.5%
             130,000  Anadarko Petroleum Corp., 5.95%, 9/15/16(2)                                     130,507
              40,000  Apache Corp., 5.625%, 1/15/17(2)(4)                                              40,538
             100,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(2)(4)                            99,727
              29,000  Conoco Inc., 6.95%, 4/15/29(2)                                                   32,980
             139,000  Devon Financing Corp., ULC, 7.875%, 9/30/31(2)                                  165,256
             343,000  Enterprise Products Operating L.P., 4.95%, 6/1/10(2)                            340,289
              97,000  Enterprise Products Operating L.P., 6.65%, 10/15/34(2)                           99,671
             279,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(2)                            288,132
             100,000  Tesoro Corp., 6.25%, 11/1/12(2)                                                 101,875
             138,000  XTO Energy Inc., 5.30%, 6/30/15(2)                                              134,796
             102,000  XTO Energy Inc., 6.10%, 4/1/36(2)                                                99,099
                                                                                               --------------
                                                                                                    1,532,870
                                                                                               --------------
PHARMACEUTICALS -- 0.6%
             179,000  Abbott Laboratories, 5.875%, 5/15/16(2)                                         185,501
             230,000  Baxter International Inc., 5.90%, 9/1/16(2)                                     237,783

------
12

NT Diversified Bond

Principal Amount                                                                                        Value

            $ 84,000  Schering-Plough Corp., 5.55%, 12/1/13(2)                                        $85,701
             220,000  Wyeth, 5.95%, 4/1/37(2)                                                         217,417
                                                                                               --------------
                                                                                                      726,402
                                                                                               --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
             250,000  ProLogis, 5.625%, 11/15/16(2)                                                   252,356
                                                                                               --------------
SOFTWARE -- 0.3%
             150,000  Intuit Inc., 5.75%, 3/15/17                                                     148,262
             164,000  Oracle Corp., 5.00%, 1/15/11(2)(4)                                              163,536
                                                                                               --------------
                                                                                                      311,798
                                                                                               --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
             333,000  Nextel Communications Inc., 5.95%, 3/15/14(2)                                   328,068
             320,000  Vodafone Group plc, 5.625%, 2/27/17(2)(4)                                       317,825
             140,000  Vodafone Group plc, 6.15%, 2/27/37(2)                                           135,605
                                                                                               --------------
                                                                                                      781,498
                                                                                               --------------
TOTAL CORPORATE BONDS
(Cost $16,230,214)                                                                                 16,466,006
                                                                                               --------------

Asset-Backed Securities(1) -- 6.5%

             167,842  Accredited Mortgage Loan Trust, Series 2006-1, Class A1, VRN,
                      5.38%, 4/25/07, resets monthly off the 1-month LIBOR plus
                      0.06% with no caps(2)                                                           167,965
             321,320  Accredited Mortgage Loan Trust, Series 2006-2, Class A1, VRN,
                      5.36%, 4/25/07, resets monthly off the 1-month LIBOR plus
                      0.04% with no caps(2)                                                           321,537
              10,371  Ameriquest Mortgage Securities Inc., Series 2006 R1, Class
                      A2A, VRN, 5.40%, 4/25/07, resets monthly off the 1-month
                      LIBOR plus 0.08% with no caps(2)                                                 10,377
             268,044  Argent Securities Inc., Series 2006 M3, Class A2A, VRN,
                      5.37%, 4/25/07, resets monthly off the 1-month LIBOR plus
                      0.05% with no caps(2)                                                           268,225
             401,079  Capital One Prime Auto Receivables Trust, Series 2004-2,
                      Class A4, VRN, 5.38%, 4/15/07, resets monthly off the 1-month
                      LIBOR plus 0.06% with no caps(2)                                                401,490

Principal Amount                                                                                        Value

           $ 247,513  CNH Equipment Trust, Series 2004 A, Class A3A, VRN, 5.39%,
                      4/16/07, resets monthly off the 1-month LIBOR plus 0.07% with
                      no caps(2)                                                                     $247,690
             173,530  Countrywide Asset-Backed Certificates, Series 2006-6, Class
                      2A1, VRN, 5.39%, 4/25/07, resets monthly off the 1-month
                      LIBOR plus 0.07% with no caps(2)                                                173,648
           1,133,276  Countrywide Asset-Backed Certificates, Series 2006-22, Class
                      2A1, VRN, 5.37%, 4/25/07, resets monthly off the 1-month
                      LIBOR plus 0.05% with no caps(2)                                              1,138,726
             254,785  Credit-Based Asset Servicing and Securitization, Series 2006
                      CB3, Class AV1, VRN, 5.38%, 4/25/07, resets monthly off the
                      1-month LIBOR plus 0.06% with no caps(2)                                        254,956
             136,000  Detroit Edison Securitization Funding LLC, Series 2001-1,
                      Class A4 SEQ, 6.19%, 3/1/13(2)                                                  140,430
             454,080  First Franklin Mortgage Loan Asset Backed Certificates,
                      Series 2006 FF11, Class 2A1, VRN, 5.36%, 4/25/07, resets
                      monthly off the 1-month LIBOR plus 0.04% with no caps(2)                        454,335
             385,812  First Franklin Mortgage Loan Asset Backed Certificates,
                      Series 2006 FF12, Class A2, VRN, 5.36%, 4/25/07, resets
                      monthly off the 1-month LIBOR plus 0.04% with no caps(2)                        385,998
              89,793  IndyMac Residential Asset Backed Trust, Series 2006 B, Class
                      2A1, VRN, 5.38%, 4/25/07, resets monthly off the 1-month
                      LIBOR plus 0.06% with no caps(2)                                                 89,859
              59,038  Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A1,
                      VRN, 5.39%, 4/25/07, resets monthly off the 1-month LIBOR
                      plus 0.07% with no caps(2)                                                       59,081
             400,756  Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A1,
                      VRN, 5.36%, 4/25/07, resets monthly off the 1-month LIBOR
                      plus 0.04% with no caps(2)                                                      400,779

------
13

NT Diversified Bond

Principal Amount                                                                                        Value

           $ 141,122  Nomura Home Equity Loan, Inc., Series 2006 HE1, Class A1,
                      VRN, 5.40%, 4/25/07, resets monthly off the 1-month LIBOR
                      plus 0.08% with no caps(2)                                                     $141,235
             284,718  Nomura Home Equity Loan, Inc., Series 2006 HE2, Class A1,
                      VRN, 5.38%, 4/25/07, resets monthly off the 1-month LIBOR
                      plus 0.06% with no caps(2)                                                      284,909
              66,662  NovaStar Home Equity Loan, Series 2005-4, Class A2A, VRN,
                      5.41%, 4/25/07, resets monthly off the 1-month LIBOR plus
                      0.09% with a cap of 11.00%(2)                                                    66,698
              62,000  Residential Asset Securities Corp., Series 2004 KS2, Class
                      MI1, 4.71%, 3/25/34(2)                                                           60,406
             240,672  SLC Student Loan Trust, Series 2006-2, Class A1, VRN, 5.33%,
                      6/15/07, resets quarterly off the 3-month LIBOR minus 0.02%
                      with no caps(2)                                                                 240,808
             300,000  SLM Student Loan Trust, Series 2006-5, Class A2, VRN, 5.35%,
                      4/25/07, resets quarterly off the 3-month LIBOR minus 0.01%
                      with no caps(2)                                                                 300,220
             357,028  SLM Student Loan Trust, Series 2006-7, Class A1, VRN, 5.32%,
                      4/25/07, resets quarterly off the 3-month LIBOR minus 0.04%
                      with no caps(2)                                                                 357,116
           1,000,000  SLM Student Loan Trust, Series 2006-10, Class A2, VRN, 5.37%,
                      4/25/07, resets quarterly off the 3-month LIBOR plus 0.01%
                      with no caps(2)                                                               1,001,008
             380,048  Soundview Home Equity Loan Trust, Series 2006-3, Class A1,
                      VRN, 5.36%, 4/25/07, resets monthly off the 1-month LIBOR
                      plus 0.04% with no caps(2)                                                      380,158
                                                                                               --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $7,337,031)                                                                                   7,347,654
                                                                                               --------------

Principal Amount                                                                                        Value

Sovereign Governments & Agencies -- 2.2%

            $ 29,000  Hydro Quebec, 8.40%, 1/15/22(2)                                                 $37,791
                 JPY  KfW, VRN, 0.325%, 5/8/07, resets quarterly off the 3-month
         266,000,000  JPY LIBOR minus 0.22% with no caps                                            2,259,288
           $ 215,000  Province of Quebec, 5.00%, 7/17/09(2)                                           215,757
                                                                                               --------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $2,436,718)                                                                                   2,512,836
                                                                                               --------------

Municipal Securities -- 0.1%

             173,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)                                165,573
(Cost $154,068)
                                                                                               --------------

Temporary Cash Investments -- 12.1%

          13,783,000  FNMA Discount Notes, 5.00%, 4/2/07(2)(7)                                     13,783,000
(Cost $13,781,086)
                                                                                               --------------

Temporary Cash Investments -- Securities Lending Collateral(8) -- 23.8%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent),
5.38%, dated 3/30/07, due 4/2/07 (Delivery value $27,020,884)                                      27,008,775
(Cost $27,008,775)
                                                                                               --------------
TOTAL INVESTMENT SECURITIES -- 149.9%
(Cost $169,045,660)                                                                               170,099,900
                                                                                               --------------
OTHER ASSETS AND LIABILITIES -- (49.9)%                                                          (56,646,392)
                                                                                               --------------
TOTAL NET ASSETS -- 100.0%                                                                       $113,453,508
                                                                                               ==============

------
14

NT Diversified Bond

Futures Contracts
                                                         Underlying Face Amount at
       Contracts Purchased           Expiration Date               Value              Unrealized Gain (Loss)

220       U.S. Treasury 2-Year
          Notes                         June 2007               $45,075,938                  $ 59,256
190       U.S. Treasury 5-Year
          Notes                         June 2007                20,101,406                   103,479
                                                                -----------                 -----------
                                                                $65,177,344                  $162,735
                                                                ===========                 ===========

                                                         Underlying Face Amount at
          Contracts Sold             Expiration Date               Value              Unrealized Gain (Loss)

24        U.S. Long Bond                June 2007               $ 2,670,000                   $ 3,884
170       U.S. Treasury 10-Year
          Notes                         June 2007                18,381,250                  (64,523)
                                                                -----------                 -----------
                                                                $21,051,250                  $(60,639)
                                                                ===========                 ===========

Swap Agreements
                                                                                            Unrealized Gain
Notional Amount    Description of Agreement                               Expiration Date   (Loss)

CREDIT DEFAULT

$ 500,000          Pay quarterly a fixed rate equal to 0.46% multiplied   March 2012        $16,018
                   by the notional amount and receive from Barclays
                   Bank plc upon each default event of Centex Corp.,
                   par value of the proportional notional amount.
5,150,000          Pay quarterly a fixed rate equal to 0.35% multiplied   June 2012         7,316
                   by the notional amount and receive from Barclays
                   Bank plc upon each default event of one of the
                   issues of Dow Jones CDX N.A. Investment Grade 8, par
                   value of the proportional notional amount.
1,100,000          Pay quarterly a fixed rate equal to 0.12% multiplied   March 2017        (2,370)
                   by the notional amount and receive from Barclays
                   Bank plc upon each default event of Pfizer Inc., par
                   value of the proportional notional amount.
                                                                                            -------
                                                                                            $20,964
                                                                                            =======

------
15

NT Diversified Bond

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. - UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Forward commitment.

(4) Security, or a portion thereof, was on loan as of March 31, 2007.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007, was $4,279,204, which represented 3.8% of total net assets.

(6) Industry is less than 0.05% of total net assets.

(7) The rate indicated is the yield to maturity at purchase.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

ASSETS

Investment securities, at value (cost of $142,036,885) -- including $25,228,878 of
securities on loan                                                                               $143,091,125

Investments made with cash collateral received for securities on loan, at value (cost of
$27,008,775)                                                                                       27,008,775
                                                                                                 ------------

Total investment securities, at value (cost of $169,045,660)                                      170,099,900

Receivable for investments sold                                                                     3,457,326

Receivable for variation margin on futures contracts                                                    6,555

Unrealized appreciation on swap agreements                                                             23,334

Interest receivable                                                                                   840,080
                                                                                                 ------------
                                                                                                  174,427,195
                                                                                                 ------------

LIABILITIES

Disbursements in excess of demand deposit cash                                                      3,214,982

Payable for collateral received for securities on loan                                             27,008,775

Payable for investments purchased                                                                  22,579,868

Payable for capital shares redeemed                                                                 7,648,043

Unrealized depreciation on swap agreements                                                              2,370

Dividends payable                                                                                     477,908

Accrued management fees                                                                                41,741
                                                                                                 ------------
                                                                                                   60,973,687
                                                                                                 ------------

NET ASSETS                                                                                       $113,453,508
                                                                                                 ============

INSTITUTIONAL CLASS CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                                                11,131,440
                                                                                                 ============

NET ASSET VALUE PER SHARE                                                                              $10.19
                                                                                                 ============

NET ASSETS CONSIST OF:

Capital paid-in                                                                                  $112,056,733

Accumulated net investment loss                                                                       (1,197)

Undistributed net realized gain on investment transactions                                            224,769

Net unrealized appreciation on investments                                                          1,173,203
                                                                                                 ------------
                                                                                                 $113,453,508
                                                                                                 ============

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

PERIOD ENDED MARCH 31, 2007(1)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                                           $4,418,625
                                                                                                   ----------

EXPENSES:

Management fees                                                                                       342,253

Directors' fees and expenses                                                                            2,578

Other expenses                                                                                             61
                                                                                                   ----------
                                                                                                      344,892
                                                                                                   ----------

NET INVESTMENT INCOME (LOSS)                                                                        4,073,733
                                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment and foreign currency transactions                                                        1,024,637

Futures and swaps transactions                                                                      (259,221)
                                                                                                   ----------
                                                                                                      765,416
                                                                                                   ----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments and translation of assets and liabilities in foreign currencies                         1,054,240

Futures and swaps                                                                                     118,554
                                                                                                   ----------
                                                                                                    1,172,794
                                                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                                             1,938,210
                                                                                                   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    $6,011,943
                                                                                              ==========

(1) May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

PERIOD ENDED MARCH 31, 2007(1)

Increase (Decrease) in Net Assets                                                                        2007

OPERATIONS

Net investment income (loss)                                                                      $ 4,073,733

Net realized gain (loss)                                                                              765,416

Change in net unrealized appreciation (depreciation)                                                1,172,794
                                                                                                 ------------

Net increase (decrease) in net assets resulting from operations                                     6,011,943
                                                                                                 ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                                                                        (4,058,434)

From net realized gains                                                                             (556,734)
                                                                                                 ------------

Decrease in net assets from distributions                                                         (4,615,168)
                                                                                                 ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                                                         130,733,727

Payments for shares redeemed                                                                     (18,676,994)
                                                                                                 ------------

Net increase (decrease) in net assets from capital share transactions                             112,056,733
                                                                                                 ------------

NET INCREASE (DECREASE) IN NET ASSETS                                                             113,453,508

NET ASSETS

End of period                                                                                    $113,453,508
                                                                                                 ============

Accumulated net investment loss                                                                      $(1,197)
                                                                                                 ============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                                                               12,974,017

Redeemed                                                                                          (1,842,577)
                                                                                                 ------------

Net increase (decrease) in shares of the fund                                                      11,131,440
                                                                                                 ============

(1) May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Diversified Bond Fund (NT Diversified Bond)
(the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The fund incepted on May 12, 2006. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

------
20

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the fund are declared daily and paid monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

------
21

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2925% to 0.4100% and the rates for the
Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the period May 12, 2006 (fund inception) through March 31, 2007 was 0.42%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC. The fund is wholly owned by American Century Asset Allocation Portfolios,
Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the period May 12, 2006 (fund inception) through March 31, 2007, totaled
$358,896,436, of which $312,432,401 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the period May 12, 2006 (fund inception) through March 31, 2007, totaled
$243,641,101, of which $226,596,875 represented U.S. Treasury and Agency obligations.

On May 12, 2006, the fund incurred a purchase in kind of debt securities valued at $72,678,664. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

4. SECURITIES LENDING

As of March 31, 2007, securities in the fund valued at $25,228,878 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $27,008,775. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

------
22

5. BANK LINE OF CREDIT

Effective December 13, 2006, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the period ended March 31, 2007.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period May 12, 2006 (fund inception) through March 31, 2007 were as follows:

DISTRIBUTIONS PAID FROM
Ordinary income                         $4,615,168
Long-term capital gains                     --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications, which reflect character differences primarily related to federal income tax treatment of paydown losses and income, expense and gain (loss) settlements on swap agreements, were as follows:

Undistributed net investment income                         $(16,496)
Accumulated net realized loss                                $16,087
Unrealized appreciation (depreciation)                         $409

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                                                  $169,045,660
                                                                                                 ============

Gross tax appreciation of investments                                                              $1,200,095

Gross tax depreciation of investments                                                               (145,855)
                                                                                                 ------------

Net tax appreciation (depreciation) of investments                                                 $1,054,240
                                                                                                 ============

Net tax appreciation (depreciation) on derivatives and translation of assets and
liabilities in foreign currencies                                                                      16,871

Net tax appreciation (depreciation)                                                                $1,071,111
                                                                                                 ============

Accumulated net investment loss                                                                      $(1,197)

Accumulated long-term gains                                                                          $326,861

The cost of investments for federal income tax purposes was the same as the cost for financial statement purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains for certain futures contracts.

------
23

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund designates $556,734 of distributions as qualified short term capital gains for purposes of Internal Revenue Code Section 871 for the period May 12,
2006 (fund inception) through March 31, 2007.

------
24

FINANCIAL HIGHLIGHTS
NT Diversified Bond

For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                                         $10.00
                                                                                             ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                                               0.44

 Net Realized and Unrealized Gain (Loss)                                                       0.24
                                                                                             ------

 Total From Investment Operations                                                              0.68
                                                                                             ------
Distributions

 From Net Investment Income                                                                  (0.44)

 From Net Realized Gains                                                                     (0.05)
                                                                                             ------

 Total Distributions                                                                         (0.49)
                                                                                             ------

Net Asset Value, End of Period                                                               $10.19
                                                                                             ======

TOTAL RETURN(3)                                                                               6.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                                          0.42%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets                                4.95%(4)

Portfolio Turnover Rate                                                                        308%

Net Assets, End of Period (in thousands)                                                   $113,454

(1) May 12, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust
and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified
Bond Fund (one of the ten funds comprising the American Century Investment
Trust, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period May 12, 2006 (commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2007

------
26

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the
fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
27

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
28

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
29

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
30

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S. dollar-
denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX
measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All Urban
Consumers.

------
31

NOTES

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54187N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                March 31, 2007

[photo of spring]

Short Duration Fund
Core Plus Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Short Duration and Core Plus funds from their inception, November 30,
2006, through March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
         U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . .   2

SHORT DURATION

CORE PLUS

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of cio]

By Dave MacEwen, Chief Investment Officer, Fixed Income

MODEST ECONOMIC GROWTH, FED ON HOLD

The U.S. economy advanced at a modest pace from November 30, 2006 (the inception date for the Short Duration and Core Plus portfolios) to March 31,
2007. U.S. gross domestic product grew at a 2.5% annual rate during the fourth quarter of 2006, then slowed to a four-year low rate of just 1.3% in the first quarter of 2007, according to initial government estimates.

The Federal Reserve (the Fed) left its interest rate target unchanged, still weighing the impact of its 17 rate hikes from June 2004 to June 2006 and responding to an economy that seemed perched precariously between potential inflationary pressures and the weight of the housing market slump. Hopes for a
Fed rate cut in the first half of 2007 faded as core inflation numbers stubbornly stayed above 2% and the labor market remained resilient. The trailing 12-month percentage change in core consumer prices ranged from
2.5-2.7% during the period, well above the Fed's 1-2% comfort zone.

In spite of near-term inflation concerns, signs of softening economic conditions convinced the Fed and the markets that long-term inflation should remain under control, helping support bond prices. Stock market volatility also boosted the bond market in February 2007, offsetting bond price declines that occurred in December and January as the Fed made it clear that it had no immediate plans to cut interest rates.

RETURNS MUTED BY LOSSES IN FIRST TWO MONTHS

Because of December and January, bond market returns were modest for the full reporting period (shown in the table above). The small positive return for the broad-market Lehman Brothers U.S. Aggregate Index reflected a price decline as yields rose, offset by coupon returns. Longer-term Treasury notes and bonds underperformed the broad market as the Treasury yield curve rose and steepened
-- it began the period "inverted" (with the two-year yield higher than the
10-year) and finished with a more normal slope (with the 10-year yield higher than the two-year). Within the Lehman Aggregate the securitized sector performed best, especially mortgage-backed securities.

U.S. Fixed-Income Total Returns
For the 4 months ended March 31, 2007

TREASURY SECURITIES
3-Month Bill                                               1.70%
2-Year Note                                                1.51%
5-Year Note                                                1.03%
10-Year Note                                              -0.11%
30-Year Bond                                              -3.22%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                       3.77%
Fixed-Rate Mortgage-Backed                                 1.29%
Agency                                                     1.06%
Aggregate (multi-sector)                                   0.91%
Treasury                                                   0.61%
Corporate (investment-grade)                               0.56%
Treasury Inflation-Protected (TIPS)                        0.12%

------
2

PERFORMANCE

Short Duration

Total Returns as of March 31, 2007
                                                                   Since Inception(1)       Inception Date

INVESTOR CLASS                                                           1.46%                 11/30/06

CITIGROUP GOVERNMENT/CORPORATE 1- TO 3-YEAR INDEX                        1.47%                    --

Institutional Class                                                      1.52%                 11/30/06

A Class                                                                                        11/30/06
   No sales charge*                                                      1.37%
   With sales charge*                                                    -0.91%

B Class                                                                                        11/30/06
   No sales charge*                                                      1.13%
   With sales charge*                                                    -3.87%

C Class                                                                                        11/30/06
   No sales charge*                                                      1.13%
   With sales charge*                                                    0.13%

R Class                                                                  1.29%                 11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY

Short Duration

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim Keegan, Jeff Houston, Hando
Aguilar, Brian Howell, John Walsh, Dan Shiffman, and Michael Difley

PERFORMANCE SUMMARY

Short Duration returned 1.46%* from its November 30, 2006 inception to March
31, 2007. By comparison, its benchmark, the Citigroup Government/Corporate 1-
to 3-Year Index, returned 1.47%. It's worth noting that the portfolio's return is reduced by operating expenses, while the index's return is not.

The portfolio and benchmark produced modest, positive returns for the four months, reflecting the performance of the overall bond market (see the Market
Perspective on page 2). The portfolio's performance relative to its benchmark was enhanced by our yield-curve positioning and non-dollar exposure; sector allocation decisions also helped relative results.

MANAGEMENT AND COMPOSITION OF THE PORTFOLIO

In this, our first report to shareholders of this portfolio, we think it's important to mention that Short Duration brings together all of American
Century's taxable fixed-income investment management expertise in a single, diversified, taxable bond portfolio. Short Duration also has modest high-yield and emerging markets exposure, in an attempt to maximize total return and deliver a high level of income. The portfolio gives investors a portfolio diversifier in a short-term, low- volatility fixed-income investment.

The majority of its assets will be invested in investment-grade, non-money market debt securities. Its market exposure will reflect the composition of the broad, taxable bond market, whose three main components are mortgage-backed securities (MBS), Treasury securities, and corporate bonds.
However, up to 35% of portfolio assets may be invested in high-yield and/or emerging markets securities, though no more than 10% of assets may be invested in non-dollar denominated debt. The weighted average duration of the portfolio must be three years or less.
*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

Portfolio at a Glance
                                               As of 3/31/07
Average Duration (effective)                     1.8 years
Average Life                                     2.5 years

Yields as of March 31, 2007
30-day SEC Yield
Investor                                           4.61%
Institutional                                      4.81%
A Class                                            4.25%
B Class                                            3.60%
C Class                                            3.60%
R Class                                            4.10%

------
4

Short Duration

PORTFOLIO STRATEGIES

Looking at performance relative to the benchmark, the fund's results were enhanced by a yield curve-steepening bias we had in place using two- and five-year Treasury futures. Although the Treasury yield curve was "inverted"
for much of the reporting period (with short-maturity yields higher than those on longer-term bonds), it steepened between two- and five-year maturities as short-term bonds rallied over concern about slowing economic growth. The portfolio's relative performance also benefited from an overweight position in the Japanese yen, added when the yen was at a 41/2-year low to the U.S. dollar and a historic low to the euro.

An underweight position in the investment-grade corporate sector added value.
We've held underweight positions in this sector because relative valuations for corporate bonds aren't particularly attractive at a time the economy appears to be slowing. In addition, a wave of leveraged buyouts, mergers and acquisitions, and stock buybacks favored equity investors at the expense of corporate bondholders. Security selection also contributed positively. The portfolio's zero exposure to the subprime lending sector, which declined sharply during the period, was another positive.

As the difference in yield, or spread, between the yields of Treasury and non-Treasury sectors of the Citigroup US Broad Investment-Grade Bond Index
tightened to near-historic levels (as the non-Treasury sectors outperformed;
see page 2), the portfolio's overweight position in the mortgage sector enhanced relative performance. That was particularly true of our holdings in collateralized obligations and conventional MBS (such as Fannie Maes and
Freddie Macs).

STARTING POINT FOR NEXT REPORTING PERIOD

"We have begun to reduce the portfolio's exposure to spread product," says lead portfolio manager, Dave MacEwen. "Spreads are historically tight, and we believe that risk has been mispriced in the market." Given the apparent slowing economy, low risk premiums and tight valuations, we plan to keep our underweight position in corporates. As of March 31, 2007, we continued to see potential in our yield-curve positioning and sector allocation, and we expect to maintain our TIPS exposure as long as core inflation stays elevated above the Fed's 1-2% comfort zone.

Types of Investments in Portfolio
                                                                                          % of fund
                                                                                         investments
                                                                                            as of
                                                                                           3/31/07

CMOs                                                                                        57.1%
Mortgage-Backed Securities                                                                  11.9%
U.S. Government Agency Securities                                                           11.8%
U.S. Treasury Securities                                                                     5.7%
Asset-Backed Securities                                                                      4.4%
Sovereign Governments & Agencies                                                             1.0%
Temporary Cash Investments                                                                   1.8%
Temporary Cash Investments -- Securities Lending Collateral                                  6.3%

------
5

SCHEDULE OF INVESTMENTS

Short Duration

MARCH 31, 2007

Principal Amount                                                                                        Value

Collateralized Mortgage Obligations(1) -- 60.4%
          $ 300,000  Banc of America Commercial Mortgage Inc., Series 2000-2, Class B,
                     7.38%, 9/15/32(2)                                                              $ 319,312
            150,000  Banc of America Commercial Mortgage Inc., Series 2002 PB2, Class A3
                     SEQ, 6.09%, 6/11/35(2)                                                           152,781
            300,000  Banc of America Commercial Mortgage Inc., Series 2002 PB2, Class B
                     SEQ, 6.31%, 6/11/35(2)                                                           314,807
            250,000  Banc of America Commercial Mortgage Inc., Series 2004-2, Class A3
                     SEQ, 4.05%, 11/10/38(2)                                                          242,520
            241,202  Banc of America Commercial Mortgage Inc., Series 2004-3, Class A2
                     SEQ, 4.35%, 6/10/39(2)                                                           238,805
          1,396,315  Bear Stearns Commercial Mortgage Securities Trust STRIPS - COUPON,
                     Series 2004 T16, Class X2, VRN, 0.93%, 4/1/07(2)                                  41,846
            300,000  Chase Commercial Mortgage Securities Corp., Series 2000-2, Class C,
                     7.93%, 7/15/32(2)                                                                324,594
          1,203,868  Commercial Mortgage Acceptance Corp. STRIPS - COUPON, Series 1998 C2,
                     Class X, VRN, 1.11%, 4/1/07(2)                                                    28,965
            139,000  Credit Suisse First Boston Mortgage Securities Corp., Series 2000 C1,
                     Class B, VRN, 7.78%, 4/11/07(2)                                                  149,538
            211,356  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16(2)                              210,508
            274,070  FHLMC, Series 2632, Class TE, 2.50%, 6/15/22(2)                                  269,833
            206,721  FHLMC, Series 2750, Class WD SEQ, 4.50%, 9/15/15(2)                              204,778
            233,094  FHLMC, Series 2763, Class PB, 4.50%, 6/15/14(2)                                  231,445
            250,000  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(2)                                246,672
            315,855  FNMA, Series 2006-4, Class A SEQ, 6.00%, 11/25/22(2)                             319,580
            300,000  LB-UBS Commercial Mortgage Trust, Series 2003 C5, Class A2 SEQ,
                     3.48%, 7/15/27(2)                                                                293,837
            400,000  LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ,
                     4.82%, 4/15/30(2)                                                                397,502

Principal Amount                                                                                        Value

          $ 250,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ,
                     4.65%, 7/30/30(2)                                                              $ 245,404
            300,000  Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998 C1,
                     Class C, 6.68%, 2/18/30(2)                                                       302,467
            200,000  Lehman Brothers Commercial Conduit Mortgage Trust, Series 1999 C1,
                     Class B, 6.93%, 6/15/31(2)                                                       206,751
            250,000  Merrill Lynch Mortgage Trust STRIPS - COUPON, Series 2006 C1, Class
                     A2, VRN, 5.80%, 4/1/07(2)                                                        254,949
            200,000  Morgan Stanley Capital I, Series 2004 HQ3, Class A2 SEQ, 4.05%,
                     1/13/41(2)                                                                       195,093
            157,000  Washington Mutual, Inc. Mortgage Pass-Through Certificates, Series
                     2003 AR9, Class 1A4, 3.70%, 4/15/08(2)                                           154,527
            245,000  Washington Mutual, Inc., Series 2004 AR4, Class A6, 3.81%, 6/25/34(2)            238,194
            195,000  Washington Mutual, Inc., Series 2004 AR9, Class A7, VRN, 4.15%,
                     4/1/07(2)                                                                        191,019
            350,000  Washington Mutual, Inc., Series 2005 AR4, Class A3, 4.59%, 4/25/35(2)            344,797
                                                                                                  -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,092,860)                                                                                   6,120,524
                                                                                                  -----------
U.S. Government Agency Mortgage-Backed Securities(1) -- 12.7%
            420,259  FHLMC, 5.00%, 10/1/10(2)                                                         420,287
            442,900  FHLMC, 4.50%, 6/1/21(2)                                                          428,990
            436,316  FNMA, 5.00%, 7/1/20(2)                                                           430,576
                                                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $1,279,862)                                                                                   1,279,853
                                                                                                  -----------
U.S. Government Agency Securities -- 12.4%
            100,000  FHLB, 5.125%, 9/29/10(2)                                                         100,953
            197,000  FHLMC, 5.00%, 9/16/08(2)                                                         197,312
            235,000  FHLMC, 6.625%, 9/15/09(2)                                                        244,655
            250,000  FHLMC, 4.75%, 11/3/09(2)(3)                                                      249,598
            450,000  FNMA, 6.625%, 9/15/09(2)                                                         468,482
                                                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,262,003)                                                                                   1,261,000
                                                                                                  -----------

------
6

Short Duration

Principal Amount                                                                                        Value

U.S. Treasury Securities - 6.0%
          $ 201,881  U.S. Treasury Inflation Indexed Notes, 2.375%, 4/15/11(2)                      $ 204,570
            300,000  U.S. Treasury Notes, 4.875%, 1/31/09(2)(3)                                       301,277
            106,000  U.S. Treasury Notes, 4.75%, 2/15/10(2)(3)                                        106,638
                                                                                                  -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $609,034)                                                                                       612,485
                                                                                                  -----------
Asset-Backed Securities(1) - 4.7%
             76,584  Argent Securities Inc., Series 2006 M3, Class A2A, VRN, 5.37%,
                     4/25/07, resets monthly off the 1-month LIBOR plus 0.05% with no
                     caps(2)                                                                           76,636
            197,426  First Franklin Mortgage Loan Asset Backed Certificates, Series 2006
                     FF11, Class 2A1, VRN, 5.36%, 4/25/07, resets monthly off the 1-month
                     LIBOR plus 0.04% with no caps(2)                                                 197,537
            203,059  First Franklin Mortgage Loan Asset Backed Certificates, Series 2006
                     FF12, Class A2, VRN, 5.36%, 4/25/07, resets monthly off the 1-month
                     LIBOR plus 0.04% with no caps(2)                                                 203,157
                                                                                                  -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $475,951)                                                                                       477,330
                                                                                                  -----------

Principal Amount                                                                                        Value

Sovereign Governments & Agencies -- 1.0%
                JPY  KfW, VRN, 0.325%, 5/8/07, resets quarterly off the 3-month JPY LIBOR
         12,000,000  minus 0.22% with no caps                                                       $ 101,923
(Cost $98,692)

Temporary Cash Investments -- 1.9%
Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 6.00% - 6.25%, 8/15/23 - 2/15/26, valued at $200,319), in a joint trading account at 5.10%, dated 3/30/07, due 4/2/07 (Delivery value $196,083)(2)
(Cost $196,000)                                                                                       196,000

Temporary Cash Investments -- Securities Lending Collateral(4) -- 6.7%
Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 5.38%, dated
3/30/07, due 4/2/07 (Delivery value $678,928)                                                         678,624
(Cost $678,624)
                                                                                                  -----------
TOTAL INVESTMENT SECURITIES -- 105.8%
(Cost $10,693,026)                                                                                 10,727,739
                                                                                                  -----------
OTHER ASSETS AND LIABILITIES -- (5.8)%                                                              (584,388)
                                                                                                  -----------
TOTAL NET ASSETS -- 100.0%                                                                        $10,143,351
                                                                                                  ===========

------
7

Short Duration

Futures Contracts
Contracts Purchased                 Expiration Date      Underlying Face Amount at    Unrealized Gain (Loss)
                                                                   Value
30       U.S. Treasury 2-Year          June 2007                         $ 6,146,719                 $ 13,448
         Notes
                                                                         ===========              ===========

Contracts Sold                      Expiration Date      Underlying Face Amount at    Unrealized Gain (Loss)
                                                                   Value
23       U.S. Treasury 5-Year          June 2007                         $ 2,433,328               $ (12,271)
         Notes
6        U.S. Treasury 10-Year         June 2007                             648,750                  (2,685)
         Notes
                                                                         -----------              -----------
                                                                         $ 3,082,078               $ (14,956)
                                                                         ===========              ===========

Swap Agreements
Notional Amount   Description of Agreement                                  Expiration Date    Unrealized Gain
                                                                                                  (Loss)
CREDIT DEFAULT
$500,000          Pay semiannually a fixed rate equal to                       June 2012          $ (1,818)
                  1.25% multiplied by the notional amount and receive                              ==========
                  from Barclays Bank plc upon each default event of one
                  of the issues of Dow Jones CDX Emerging Markets 7,
                  par value of the proportional notional amount.

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. - UBS AG

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(3) Security, or a portion thereof, was on loan as of March 31, 2007.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
8

PERFORMANCE

Core Plus

Total Returns as of March 31, 2007
                                                                         Since Inception(1)        Inception Date

INVESTOR CLASS                                                                     1.04%             11/30/06

CITIGROUP US BROAD INVESTMENT-GRADE BOND INDEX                                     0.89%                   --

Institutional Class                                                                1.11%             11/30/06

A Class                                                                                              11/30/06
No sales charge*                                                                   0.96%
With sales charge*                                                                -3.57%

B Class                                                                                              11/30/06
No sales charge*                                                                   0.71%
With sales charge*                                                                -4.29%

C Class                                                                                              11/30/06
No sales charge*                                                                   0.71%
With sales charge*                                                                -0.28%

R Class                                                                            0.88%             11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

PORTFOLIO COMMENTARY

Core Plus

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim Keegan, Jeff Houston, Hando
Aguilar, Brian Howell, John Walsh, Dan Shiffman, and Michael Difley

PERFORMANCE SUMMARY

Core Plus returned 1.04%* from its November 30, 2006 inception to March 31,
2007. By comparison, its benchmark, the Citigroup US Broad Investment-Grade
(BIG) Bond Index, returned 0.89%. It's worth noting that the portfolio's return is reduced by operating expenses, while the index's return is not.

In this, our first report to shareholders for this portfolio, we're happy to report that the portfolio outperformed its benchmark. This outperformance was largely a result of yield-curve positioning and non-dollar exposure; sector allocation decisions also helped relative results. The portfolio's and the benchmark's absolute levels of return were modest, reflecting the performance of the overall bond market (see the Market Perspective on page 2).

MANAGEMENT AND COMPOSITION OF THE PORTFOLIO

Core Plus brings together all of American Century's taxable fixed-income investment management expertise in a single, diversified, taxable bond portfolio with modest high-yield and emerging markets exposure in an attempt to maximize total return and deliver a high level of income.

The majority of its assets will be invested in investment-grade, non-money market debt securities. Its market exposure is based on the Citigroup BIG
Index, which contains primarily three bond sectors: mortgage-backed securities
(MBS), Treasury securities, and corporate bonds. Mortgage- and related asset-backed securities represent a little more than 40% of the index.
Treasurys represent about 25% of the index, and corporate securities about
20%. However, up to 35% of portfolio assets may be invested in high-yield and/or emerging markets securities, though no more than 10% of assets may be invested in non-dollar denominated debt. The weighted average maturity of the portfolio must be 31/2 years or longer.

PORTFOLIO STRATEGIES

Looking at performance relative to the benchmark, the fund's results were enhanced by a yield curve-steepening bias we had in place using two- and
10-year Treasury futures. Although the Treasury yield curve was "inverted" for much of the reporting period (with short-maturity yields higher than those on longer-term bonds), it steepened between two- and 10-year maturities as short-term bonds rallied over concern about slowing economic growth. The portfolio's relative performance also benefited from an overweight position in the Japanese yen, added when the yen was at a 41/2-year low to the U.S. dollar and a historic low to the euro.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

Portfolio at a Glance
                                               As of 3/31/07
Average Duration (effective)                     4.6 years
Average Life                                     6.7 years

Yields as of March 31, 2007
30-day SEC Yield
Investor Class                                     4.42%
Institutional Class                                4.63%
A Class                                            3.98%
B Class                                            3.42%
C Class                                            3.42%
R Class                                            3.92%

------
10

Core Plus

An underweight position in the investment-grade corporate sector added value.
We've held underweight positions in this sector because relative valuations for corporate bonds aren't particularly attractive at a time the economy appears to be slowing. In addition, a wave of leveraged buyouts, mergers and acquisitions, and stock buybacks favored equity investors at the expense of corporate bondholders. Security selection also contributed positively. The portfolio's zero exposure to the subprime lending sector, which declined sharply during the period, was another positive.

As the difference in yield, or spread, between the yields of Treasury and non-Treasury sectors of the Citigroup BIG tightened to near-historic levels
(as the non-Treasury sectors outperformed; see page 2), the portfolio's overweight position in the mortgage sector enhanced relative performance. That was particularly true of our holdings in collateralized obligations and conventional MBS (such as Fannie Maes and Freddie Macs).

STARTING POINT FOR NEXT REPORTING PERIOD

"We have begun to reduce the portfolio's exposure to spread product," says lead portfolio manager, Dave MacEwen. "Spreads are historically tight, and we believe that risk has been mispriced in the market." Given the apparent slowing economy, low risk premiums and tight valuations, we plan to keep our underweight position in corporates. As of March 31, 2007, we continued to see potential in our yield-curve positioning and sector allocation, and we expect to maintain our TIPS exposure as long as core inflation stays elevated above the Fed's 1-2% comfort zone.

Types of Investments in Portfolio
                                                                % of fund investments as of
                                                                          3/31/07
Mortgage-Backed Securities                                                 28.9%
CMOs                                                                       24.9%
U.S. Treasury Securities                                                   12.7%
Corporate Bonds                                                            10.4%
U.S. Government Agency Securities                                          3.5%
Sovereign Governments & Agencies                                           3.0%
Asset-Backed Securities                                                    0.5%
Temporary Cash Investments                                                 4.6%
Temporary Cash Investments -- Securities Lending Collateral                11.5%

Portfolio Composition by Credit Rating
                                                                % of fund investments as of
                                                                          3/31/07
AAA                                                                         89%
AA                                                                          3%
A                                                                           3%
BBB                                                                         5%

------
11

SCHEDULE OF INVESTMENTS

Core Plus

MARCH 31, 2007

Principal Amount                                                                                        Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 39.2%
         $ 1,050,647  FHLMC, 5.00%, 10/1/10(2)                                                    $ 1,050,711
             458,690  FHLMC, 4.50%, 6/1/21(2)                                                         444,285
           1,750,000  FNMA, 5.50%, settlement date 4/12/07(3)                                       1,731,954
           2,115,000  FNMA, 6.00%, settlement date 4/12/07(3)                                       2,130,863
           1,200,000  FNMA, 6.50%, settlement date 4/12/07(3)                                       1,224,374
             945,330  FNMA, 5.00%, 7/1/20(2)                                                          932,894
             485,219  FNMA, 5.00%, 11/1/33(2)                                                         470,184
             953,153  FNMA, 5.00%, 8/1/34(2)                                                          922,845
             500,000  FNMA, 5.00%, 8/1/35                                                             483,719
             548,539  FNMA, 4.50%, 9/1/35(2)                                                          515,927
                                                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $9,917,767)                                                                                   9,907,756
                                                                                                  -----------
Collateralized Mortgage Obligations(1) -- 33.9%
             750,000  Banc of America Commercial Mortgage Inc., Series 2000-2, Class B,
                      7.38%, 9/15/32(2)                                                               798,281
             150,000  Banc of America Commercial Mortgage Inc., Series 2002 PB2, Class A3
                      SEQ, 6.09%, 6/11/35                                                             152,781
             750,000  Banc of America Commercial Mortgage Inc., Series 2002 PB2, Class B
                      SEQ, 6.31%, 6/11/35(2)                                                          787,016
           1,025,000  Banc of America Commercial Mortgage Inc., Series 2004-2, Class A3
                      SEQ, 4.05%, 11/10/38(2)                                                         994,330
             570,114  Banc of America Commercial Mortgage Inc., Series 2004-3, Class A2
                      SEQ, 4.35%, 6/10/39(2)                                                          564,449
           1,396,315  Bear Stearns Commercial Mortgage Securities Trust STRIPS - COUPON,
                      Series 2004 T16, Class X2, VRN, 0.93%, 4/1/07                                    41,846
             425,000  Chase Commercial Mortgage Securities Corp., Series 2000-2, Class C,
                      7.93%, 7/15/32                                                                  459,842
           1,203,868  Commercial Mortgage Acceptance Corp. STRIPS - COUPON, Series 1998
                      C2, Class X, VRN, 1.11%, 4/1/07                                                  28,965
             528,390  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16(2)                             526,269

Principal Amount                                                                                        Value

           $ 685,175  FHLMC, Series 2632, Class TE, 2.50%, 6/15/22(2)                               $ 674,584
             123,435  FNMA, Series 2003-52, Class KF SEQ, VRN, 5.72%, 4/25/07, resets
                      monthly off the 1-month LIBOR plus 0.40% with a cap of 7.50%(2)                 124,295
             250,000  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(2)                               246,672
             174,966  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23(2)                           173,656
             479,134  Greenwich Capital Commercial Funding Corp., Series 2006 FL4A, Class
                      A1, VRN, 5.41%, 4/5/07, resets monthly off the 1-month LIBOR plus
                      0.09% with no caps (Acquired 12/14/06, Cost $479,134)(2)(4)                     479,431
             750,000  LB-UBS Commercial Mortgage Trust, Series 2003 C5, Class A2 SEQ,
                      3.48%, 7/15/27(2)                                                               734,598
             500,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ,
                      4.65%, 7/30/30(2)                                                               490,807
             750,000  Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998 C1,
                      Class C, 6.68%, 2/18/30(2)                                                      756,164
             211,000  Lehman Brothers Commercial Conduit Mortgage Trust, Series 1999 C1,
                      Class B, 6.93%, 6/15/31(2)                                                      218,123
             300,000  Washington Mutual, Inc., Series 2004 AR4, Class A6, 3.81%, 6/25/34(2)           291,666
                                                                                                  -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $8,507,876)                                                                                   8,543,775
                                                                                                  -----------
U.S. Treasury Securities -- 17.3%
              27,000  U.S. Treasury Bonds, 8.125%, 8/15/21                                             35,940
             151,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)(5)                                      187,511
             712,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(5)                                     822,248
              37,000  U.S. Treasury Bonds, 6.25%, 5/15/30(5)                                           43,848
             187,000  U.S. Treasury Bonds, 4.50%, 2/15/36(2)(5)                                       176,365
             796,803  U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(2)                       808,849
           1,700,000  U.S. Treasury Notes, 4.625%, 2/29/12(2)(5)                                    1,706,841
             400,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)(5)                                       391,141

------
12

Core Plus

Principal Amount                                                                                        Value

           $ 110,000  U.S. Treasury Notes, 4.875%, 8/15/16(2)(5)                                    $ 111,779
              74,000  U.S. Treasury Notes, 4.625%, 11/15/16(2)(5)                                      73,806
                                                                                                  -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $4,345,386)                                                                                   4,358,328
                                                                                                  -----------
Corporate Bonds -- 14.1%
AEROSPACE & DEFENSE -- 0.7%
              60,000  Honeywell International Inc., 5.30%, 3/15/17(5)                                  59,427
              30,000  Lockheed Martin Corp., 6.15%, 9/1/36                                             31,233
              95,000  United Technologies Corp., 6.05%, 6/1/36(2)                                      97,678
                                                                                                      188,338
BEVERAGES -- 0.3%
              85,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired 12/4/06, Cost
                      $83,900)(2)(4)                                                                   83,737
BUILDING PRODUCTS(6)
              10,000  Masco Corp., 5.85%, 3/15/17                                                       9,855
CAPITAL MARKETS -- 0.9%
             100,000  Lehman Brothers Holdings Inc., 5.00%, 1/14/11(2)(5)                              99,242
             125,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)                                     123,837
                                                                                                      223,079
COMMERCIAL BANKS -- 0.7%
              90,000  PNC Bank N.A., 4.875%, 9/21/17(2)                                                85,980
              90,000  Wachovia Corp., 5.625%, 10/15/16(2)                                              90,556
                                                                                                      176,536
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
             170,000  Bank of America Corp., 4.375%, 12/1/10(2)                                       166,401
              60,000  Bank of America N.A., 5.30%, 3/15/17                                             59,124
              75,000  Bank of America N.A., 6.00%, 10/15/36                                            75,361
             150,000  Citigroup Inc., 5.00%, 9/15/14(2)                                               146,664
                                                                                                      447,550
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
              70,000  AT&T Inc., 6.80%, 5/15/36(5)                                                     74,871
              30,000  Verizon Communications Inc., 5.55%, 2/15/16(5)                                   30,071
              10,000  Verizon Global Funding Corp., 5.85%, 9/15/35                                      9,488
                                                                                                      114,430

Principal Amount                                                                                        Value

ELECTRIC UTILITIES -- 0.5%
            $ 60,000  Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17                        $59,751
              70,000  Southern California Edison Co., 5.625%, 2/1/36                                   68,040
                                                                                                      127,791
FOOD & STAPLES RETAILING -- 0.3%
              95,000  Wal-Mart Stores, Inc., 5.25%, 9/1/35                                             86,596
HOUSEHOLD PRODUCTS -- 0.1%
              30,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                                        29,293
INDUSTRIAL CONGLOMERATES -- 1.0%
             250,000  General Electric Co., 5.00%, 2/1/13(2)                                          248,417
INSURANCE -- 0.2%
              60,000  Hartford Financial Services Group Inc. (The), 5.375%, 3/15/17                    59,389
MEDIA -- 1.2%
             100,000  Comcast Corp., 5.90%, 3/15/16(2)                                                101,909
             150,000  Cox Communications, Inc., 7.125%, 10/1/12(2)                                    161,896
              50,000  Time Warner Inc., 5.50%, 11/15/11                                                50,454
                                                                                                      314,259
METALS & MINING -- 0.5%
              30,000  Alcoa Inc., 5.55%, 2/1/17                                                        29,851
              50,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15                              53,938
              50,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17                             54,187
                                                                                                      137,976
MULTI-UTILITIES -- 1.1%
              40,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37                                39,856
              90,000  Consolidated Edison Co. of New York, Inc., 5.50%, 9/15/16(2)                     91,021
             130,000  Dominion Resources Inc., 4.125%, 2/15/08(2)                                     128,674
              20,000  Pacific Gas & Electric Co., 5.80%, 3/1/37                                        19,349
                                                                                                      278,900
MULTILINE RETAIL -- 0.1%
              20,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12                                  19,969

------
13

Core Plus

Principal Amount                                                                                        Value

OIL, GAS & CONSUMABLE FUELS -- 1.7%
            $ 10,000  Apache Corp., 5.625%, 1/15/17(5)                                                $10,134
              20,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(5)                               19,945
              50,000  Devon Financing Corp., ULC, 7.875%, 9/30/31                                      59,445
             160,000  Enterprise Products Operating L.P., 4.95%, 6/1/10(2)                            158,734
             150,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(2)                            154,910
              30,000  Tesoro Corp., 6.25%, 11/1/12                                                     30,563
                                                                                                      433,731
PHARMACEUTICALS - 0.8%
              90,000  Abbott Laboratories, 5.875%, 5/15/16(2)                                          93,269
              50,000  Baxter International Inc., 5.90%, 9/1/16                                         51,692
              60,000  Wyeth, 5.95%, 4/1/37                                                             59,295
                                                                                                      204,256
REAL ESTATE INVESTMENT TRUSTS - 0.4%
              90,000  ProLogis, 5.625%, 11/15/16(2)                                                    90,848
SOFTWARE - 0.2%
              40,000  Intuit Inc., 5.75%, 3/15/17                                                      39,537
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
             150,000  Nextel Communications Inc., 5.95%, 3/15/14(2)                                   147,779
              70,000  Vodafone Group plc, 5.625%, 2/27/17(2)                                           69,524
              30,000  Vodafone Group plc, 6.15%, 2/27/37                                               29,058
                                                                                                      246,361
                                                                                                  -----------
TOTAL CORPORATE BONDS
(Cost $3,586,095)                                                                                   3,560,848
                                                                                                  -----------
U.S. Government Agency Securities -- 4.8%
295,000               FHLB, 5.125%, 9/29/10(2)                                                        297,811
200,000               FHLMC, 4.75%, 1/19/16(2)                                                        197,032
700,000               FHLMC, 5.875%, 5/23/16(2)                                                       717,501
                                                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,218,213)                                                                                   1,212,344
                                                                                                  -----------

Principal Amount                                                                                        Value

Sovereign Governments & Agencies -- 4.1%
                 JPY  KfW, VRN, 0.325%, 5/8/07, resets quarterly off the 3-month JPY LIBOR
         121,000,000  minus 0.22% with no caps                                                    $ 1,027,721
(Cost $995,145)

Asset-Backed Securities(1) -- 0.7%
           $ 176,451  Soundview Home Equity Loan Trust, Series 2006-3, Class A1, VRN,
                      5.36%, 4/25/07, resets monthly off the 1-month LIBOR plus 0.04% with
                      no caps(2)                                                                      176,502
(Cost $176,257)

Temporary Cash Investments -- 6.2%
             301,000  FNMA Discount Notes, 5.00%, 4/2/07(2)(7)                                        301,000
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S.
Treasury obligations, 6.125%, 8/15/07, valued at $1,281,948), in a joint trading account
at 5.05%, dated 3/30/07, due 4/2/07 (Delivery value $1,257,529)(2)                                  1,257,000
                                                                                                  -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,557,958)                                                                                   1,558,000
                                                                                                  -----------

Temporary Cash Investments -- Securities Lending Collateral(8) - 15.6%
Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 5.38%, dated
3/30/07, due 4/2/07 (Delivery value $3,932,755)
(Cost $3,930,993)                                                                                   3,930,993
                                                                                                  -----------
TOTAL INVESTMENT SECURITIES -- 135.9%
(Cost $34,235,690)                                                                                 34,276,267
                                                                                                  -----------
OTHER ASSETS AND LIABILITIES -- (35.9)%                                                           (9,045,796)
                                                                                                  -----------
TOTAL NET ASSETS - 100.0%                                                                         $25,230,471
                                                                                                  ===========

------
14

Core Plus

Futures Contracts
        Contracts Purchased                  Expiration Date      Underlying Face Amount at     Unrealized Gain (Loss)
                                                                            Value

38       U.S. Treasury 2-Year                 June 2007                          $ 7,785,844                 $ 1,806
         Notes
28       U.S. Treasury 5-Year                 June 2007                            2,962,312                  15,250
         Notes
                                                                                ------------              ----------
                                                                                $ 10,748,156                $ 17,056
                                                                                ============              ==========

        Contracts Sold                      Expiration Date      Underlying Face Amount at     Unrealized Gain (Loss)
                                                                   Value
35       U.S. Treasury 10-Year                June 2007                          $ 3,784,375              $ (11,329)
         Notes
                                                                                ============              ==========

Swap Agreements

Notional Amount    Description of Agreement                               Expiration Date           Unrealized Gain
                                                                                                        (Loss)

CREDIT DEFAULT
$ 100,000          Pay quarterly a fixed rate equal to 0.46% multiplied      March 2012               $ 3,190
                   by the notional amount and receive from Barclays
                   Bank plc upon each default event of Centex Corp.,
                   par value of the proportional notional amount.
1,200,000          Pay semiannually a fixed rate equal to 1.25%              June 2012                (4,348)
                   multiplied by the notional amount and receive from
                   Barclays Bank plc upon each default event of one of
                   the issues of Dow Jones CDX Emerging Markets 7, par
                   value of the proportional notional amount.
250,000            Pay quarterly a fixed rate equal to 0.12% multiplied      March 2017                 (539)
                   by the notional amount and receive from Barclays
                   Bank plc upon each default event of Pfizer Inc., par
                   value of the proportional notional amount.
                                                                                                   ----------
                                                                                                    $ (1,697)
                                                                                                   ==========

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. - UBS AG

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Forward commitment.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007 was $563,168, which represented 2.2% of total net assets.

(5) Security, or a portion thereof, was on loan as of March 31, 2007.

(6) Industry is less than 0.05% of total net assets.

(7) The rate indicated is the yield to maturity at purchase.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
15

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
16

                         Beginning Account   Ending Account Value   Expenses Paid During       Annualized
                           Value 10/1/06            3/31/07          Period(1) 10/1/06 -    Expense Ratio(1)
                                                                           3/31/07

Short Duration Shareholder Fee Example

ACTUAL
Investor Class                 $1,000            $1,014.60(2)             $2.07(3)               0.62%
Institutional Class            $1,000            $1,015.20(2)             $1.40(3)               0.42%
A Class                        $1,000            $1,013.70(2)             $2.90(3)               0.87%
B Class                        $1,000            $1,011.30(2)             $5.40(3)               1.62%
C Class                        $1,000            $1,011.30(2)             $5.40(3)               1.62%
R Class                        $1,000            $1,012.90(2)             $3.74(3)               1.12%

HYPOTHETICAL
Investor Class                 $1,000            $1,021.84(4)             $3.13(4)               0.62%
Institutional Class            $1,000            $1,022.84(4)             $2.12(4)               0.42%
A Class                        $1,000            $1,020.59(4)             $4.38(4)               0.87%
B Class                        $1,000            $1,016.85(4)             $8.15(4)               1.62%
C Class                        $1,000            $1,016.85(4)             $8.15(4)               1.62%
R Class                        $1,000            $1,019.35(4)             $5.64(4)               1.12%

Core Plus Shareholder Fee Example

ACTUAL
Investor Class                 $1,000            $1,010.40(2)             $2.23(3)               0.67%
Institutional Class            $1,000            $1,011.10(2)             $1.57(3)               0.47%
A Class                        $1,000            $1,009.60(2)             $3.06(3)               0.92%
B Class                        $1,000            $1,007.10(2)             $5.56(3)               1.67%
C Class                        $1,000            $1,007.10(2)             $5.56(3)               1.67%
R Class                        $1,000            $1,008.80(2)             $3.90(3)               1.17%

HYPOTHETICAL
Investor Class                 $1,000            $1,021.59(4)             $3.38(4)               0.67%
Institutional Class            $1,000            $1,022.59(4)             $2.37(4)               0.47%
A Class                        $1,000            $1,020.34(4)             $4.63(4)               0.92%
B Class                        $1,000            $1,016.60(4)             $8.40(4)               1.67%
C Class                        $1,000            $1,016.60(4)             $8.40(4)               1.67%
R Class                        $1,000            $1,019.10(4)             $5.89(4)               1.17%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from November 30, 2006 (fund inception) through March 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 121, the number of days in the period from November 30, 2006
(fund inception) through March 31, 2007, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
17

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
                                                                              Short Duration       Core Plus
ASSETS
Investment securities, at value (cost of $10,014,402 and $30,304,697,           $10,049,115       $30,345,274
respectively) -- including $665,261 and $3,839,153 of securities on loan, respectively

Investments made with cash collateral received for securities on loan,              678,624         3,930,993
at value (cost of $678,624 and $3,930,993, respectively)

Total investment securities, at value (cost of $10,693,026 and                   10,727,739        34,276,267
$34,235,690, respectively)

Cash                                                                                  2,070             8,742

Receivable for investments sold                                                     208,296            10,411

Receivable for variation margin on futures contracts                                    781               845

Unrealized appreciation on swap agreements                                               --             3,190

Interest receivable                                                                  45,736           156,429
                                                                                -----------       -----------
                                                                                 10,984,622        34,455,884
                                                                                -----------       -----------

LIABILITIES
Payable for collateral received for securities on loan                              678,624         3,930,993

Payable for investments purchased                                                   151,910         5,266,201

Unrealized depreciation on swap agreements                                            1,818             4,887

Accrued management fees                                                               4,991            13,524

Distribution fees payable                                                             2,142             5,348

Service fees (and distribution fees - A Class and R Class) payable                    1,786             4,460
                                                                                -----------       -----------
                                                                                    841,271         9,225,413
                                                                                -----------       -----------

NET ASSETS                                                                      $10,143,351       $25,230,471
                                                                                ===========       ===========

See Notes to Financial Statements.

------
18

MARCH 31, 2007
                                                                              Short Duration       Core Plus
NET ASSETS CONSIST OF:

Capital paid in                                                                 $10,143,481       $25,332,408

Accumulated net realized loss on investment transactions                           (33,250)         (150,726)

Net unrealized appreciation on investments                                           33,120            48,789
                                                                                -----------       -----------
                                                                                $10,143,351       $25,230,471
                                                                                ===========       ===========

INVESTOR CLASS
Net assets                                                                       $1,700,321        $4,211,293

Shares outstanding                                                                  170,040           422,880

Net asset value per share                                                            $10.00             $9.96

INSTITUTIONAL CLASS
Net assets                                                                       $1,692,601        $4,213,798

Shares outstanding                                                                  169,268           423,131

Net asset value per share                                                            $10.00             $9.96

A CLASS
Net assets                                                                       $1,690,068        $4,207,480
Shares outstanding                                                                  169,015           422,497
Net asset value per share                                                            $10.00             $9.96
Maximum offering price (net asset value divided by 0.955)                            $10.47            $10.43

B CLASS
Net assets                                                                       $1,685,850        $4,196,964
Shares outstanding                                                                  168,593           421,441
Net asset value per share                                                            $10.00             $9.96

C CLASS
Net assets                                                                       $1,685,850        $4,196,964
Shares outstanding                                                                  168,593           421,441
Net asset value per share                                                            $10.00             $9.96

R CLASS
Net assets                                                                       $1,688,661        $4,203,972
Shares outstanding                                                                  168,874           422,144
Net asset value per share                                                            $10.00             $9.96

See Notes to Financial Statements.

------
19

STATEMENT OF OPERATIONS

PERIOD ENDED MARCH 31, 2007(1)
                                                                                 Short Duration      Core Plus
INVESTMENT INCOME (LOSS)

INCOME:
Interest                                                                              $169,627       $423,058
                                                                                      --------       --------

EXPENSES:
Management fees                                                                         19,324         52,251
Distribution fees:
   B Class                                                                               4,151         10,340
   C Class                                                                               4,151         10,340
Service fees:
   B Class                                                                               1,384          3,447
   C Class                                                                               1,384          3,447
Distribution and service fees:
   A Class                                                                               1,385          3,450
   R Class                                                                               2,769          6,897
Trustees' fees and expenses                                                                 98            243
Other expenses                                                                               4             10
                                                                                      --------       --------
                                                                                        34,650         90,425
                                                                                      --------       --------

NET INVESTMENT INCOME (LOSS)                                                           134,977        332,633
                                                                                      --------       --------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:
Investment and foreign currency transactions                                          (33,151)      (120,299)
Futures and swaps transactions                                                         (1,335)       (34,028)
                                                                                      --------       --------
                                                                                      (34,486)      (154,327)
                                                                                      --------       --------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments and translation of assets and liabilities in foreign                        34,713         40,577
currencies
Futures and swaps                                                                      (1,732)          7,853
                                                                                      --------       --------
                                                                                        32,981         48,430
                                                                                      --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                                (1,505)      (105,897)
                                                                                      --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $133,472       $226,736
                                                                                      ========       ========

(1) November 30, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

------
20

STATEMENT OF CHANGES IN NET ASSETS

PERIOD ENDED MARCH 31, 2007(1)
Increase (Decrease) in Net Assets                                            Short Duration        Core Plus
OPERATIONS
Net investment income (loss)                                                       $134,977          $332,633
Net realized gain (loss)                                                           (34,486)         (154,327)
Change in net unrealized appreciation (depreciation)                                 32,981            48,430
                                                                                -----------       -----------
Net increase (decrease) in net assets resulting from operations                     133,472           226,736
                                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
   Investor Class                                                                  (24,692)          (60,762)
   Institutional Class                                                             (25,741)          (63,536)
   A Class                                                                         (23,233)          (57,289)
   B Class                                                                         (19,059)          (46,893)
   C Class                                                                         (19,059)          (46,893)
   R Class                                                                         (21,841)          (53,822)
                                                                                -----------       -----------
Decrease in net assets from distributions                                         (133,625)         (329,195)
                                                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions            10,143,504        25,332,930
                                                                                -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS                                            10,143,351        25,230,471

NET ASSETS
End of period                                                                   $10,143,351       $25,230,471
                                                                                ===========       ===========

(1) November 30, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

------
21

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short Duration Fund (Short Duration) and Core
Plus Fund (Core Plus) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds' investment objective is to seek to maximize total return by investing in non-money market debt securities. As a secondary objective, the funds seek a high level of income. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. All classes of the funds commenced sale on November 30,
2006, the funds' inception date.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of
Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
22

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM) , may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

------
23

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2925% to 0.4100% for
Short Duration and from 0.3425% to 0.4600% for Core Plus. The rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range.

The effective annual management fee for each class of each fund for the period
November 30, 2006 (fund inception) through March 31, 2007, was as follows:

                             Investor, A, B, C & R          Institutional
Short Duration                       0.62%                      0.42%
Core Plus                            0.67%                      0.47%

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The plans provide that the A
Class and the R Class will pay ACIS an annual distribution and service fee of
0.25% for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Fees incurred under the plans during the period November 30, 2006 (fund inception) through March 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. ACIM owns 100% of the shares of the fund.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

------
24

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the period
November 30, 2006 (fund inception) through March 31, 2007, were as follows:

                                                                                 Short Duration        Core Plus
PURCHASES
U.S. Treasury & Government Agency Obligations                                   $17,847,709       $47,329,725
Investment securities other than U.S. Treasury & Government Agency               $4,498,381       $15,489,141
Obligations

PROCEEDS FROM SALES
U.S. Treasury & Government Agency Obligations                                   $13,184,340       $30,176,435
Investment securities other than U.S. Treasury & Government Agency                 $448,896        $4,633,778
Obligations

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

Short Duration
                                                                  Period ended March 31, 2007(1)
                                                                         Shares                 Amount
INVESTOR CLASS
Sold                                                                     167,571           $ 1,675,623
Issued in reinvestment of distributions                                    2,469                24,692
                                                                     -----------           -----------
                                                                         170,040             1,700,315
                                                                     -----------           -----------
INSTITUTIONAL CLASS
Sold                                                                     166,694             1,666,883
Issued in reinvestment of distributions                                    2,574                25,741
                                                                     -----------           -----------
                                                                         169,268             1,692,624
                                                                     -----------           -----------
A CLASS
Sold                                                                     166,692             1,666,863
Issued in reinvestment of distributions                                    2,323                23,233
                                                                     -----------           -----------
                                                                         169,015             1,690,096
                                                                     -----------           -----------
B CLASS
Sold                                                                     166,687             1,666,829
Issued in reinvestment of distributions                                    1,906                19,059
                                                                     -----------           -----------
                                                                         168,593             1,685,888
                                                                     -----------           -----------
C CLASS
Sold                                                                     166,687             1,666,829
Issued in reinvestment of distributions                                    1,906                19,059
                                                                     -----------           -----------
                                                                         168,593             1,685,888
                                                                     -----------           -----------
R CLASS
Sold                                                                     166,690             1,666,852
Issued in reinvestment of distributions                                    2,184                21,841
                                                                     -----------           -----------
                                                                         168,874             1,688,693
                                                                     -----------           -----------
Net increase (decrease)                                                1,014,383           $10,143,504
                                                                     -----------           -----------

(1) November 30, 2006 (fund inception) through March 31, 2007.

------
25

Core Plus
                                                                 Period ended March 31, 2007(1)
                                                                         Shares                 Amount
INVESTOR CLASS
Sold                                                                     416,804           $ 4,167,838
Issued in reinvestment of distributions                                    6,101                60,762
Redeemed                                                                    (25)                 (249)
                                                                     -----------           -----------
                                                                         422,880             4,228,351
                                                                     -----------           -----------
INSTITUTIONAL CLASS
Sold                                                                     416,752             4,167,312
Issued in reinvestment of distributions                                    6,379                63,536
                                                                     -----------           -----------
                                                                         423,131             4,230,848
                                                                     -----------           -----------
A CLASS
Sold                                                                     416,745             4,167,260
Issued in reinvestment of distributions                                    5,752                57,289
                                                                     -----------           -----------
                                                                         422,497             4,224,549
                                                                     -----------           -----------
B CLASS
Sold                                                                     416,733             4,167,172
Issued in reinvestment of distributions                                    4,708                46,893
                                                                     -----------           -----------
                                                                         421,441             4,214,065
                                                                     -----------           -----------
C CLASS
Sold                                                                     416,733             4,167,172
Issued in reinvestment of distributions                                    4,708                46,893
                                                                     -----------           -----------
                                                                         421,441             4,214,065
                                                                     -----------           -----------
R CLASS
Sold                                                                     416,740             4,167,230
Issued in reinvestment of distributions                                    5,404                53,822
                                                                     -----------           -----------
                                                                         422,144             4,221,052
                                                                     -----------           -----------
Net increase (decrease)                                                2,533,534           $25,332,930
                                                                     -----------           -----------

(1) November 30, 2006 (fund inception) through March 31, 2007.

5. SECURITIES LENDING

As of March 31, 2007, securities in Short Duration and Core Plus valued at
$665,261 and $3,839,153, respectively, were on loan through the lending agent,
JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $678,624 and
$3,930,993, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the period ended March 31, 2007.

------
26

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period November 30, 2006
(fund inception) through March 31, 2007, were as follows:

                                        Short Duration        Core Plus
DISTRIBUTIONS PAID FROM
Ordinary income                            $133,625            $329,195
Long-term capital gains                       --                  --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                              Short Duration       Core Plus
Federal tax cost of investments                                                 $10,693,026       $34,235,690
                                                                                ===========       ===========
Gross tax appreciation of investments                                               $41,644          $130,401
Gross tax depreciation of investments                                               (6,931)          (89,824)
                                                                                -----------       -----------
Net tax appreciation (depreciation) of investments                                  $34,713           $40,577
                                                                                ===========       ===========
Net tax appreciation (depreciation) on derivatives and translation of               (3,109)             2,486
assets and liabilities in foreign currencies
                                                                                -----------       -----------
Net tax appreciation (depreciation)                                                 $31,604           $43,063
                                                                                ===========       ===========

Capital loss deferrals                                                            $(31,734)        $(145,000)

The cost of investments for federal income tax purposes was the same as the cost for financial statement purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains for certain futures contracts.

The capital loss deferrals represent net capital losses incurred during the period November 30, 2006 (fund inception) though March 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
27

FINANCIAL HIGHLIGHTS

Short Duration

Investor Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.15
   Net Realized and Unrealized Gain (Loss)                                                    --(3)
                                                                                           --------
   Total From Investment Operations                                                            0.15
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.15)
                                                                                           --------
Net Asset Value, End of Period                                                               $10.00
                                                                                           --------

TOTAL RETURN(4)                                                                               1.46%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          0.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets                                4.48%(5)
Portfolio Turnover Rate                                                                        157%
Net Assets, End of Period (in thousands)                                                     $1,700

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
28

Short Duration

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.15
   Net Realized and Unrealized Gain (Loss)                                                    --(3)
                                                                                           --------
   Total From Investment Operations                                                            0.15
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.15)
                                                                                           --------
Net Asset Value, End of Period                                                               $10.00
                                                                                           ========

TOTAL RETURN(4)                                                                               1.52%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          0.42%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets                                4.68%(5)
Portfolio Turnover Rate                                                                        157%
Net Assets, End of Period (in thousands)                                                     $1,693

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
29

Short Duration

A Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.14
   Net Realized and Unrealized Gain (Loss)                                                    --(3)
                                                                                           --------
   Total From Investment Operations                                                            0.14
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.14)
                                                                                           --------
Net Asset Value, End of Period                                                               $10.00
                                                                                           ========

TOTAL RETURN(4)                                                                               1.37%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          0.87%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets                                4.23%(5)
Portfolio Turnover Rate                                                                        157%
Net Assets, End of Period (in thousands)                                                     $1,690

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
30

Short Duration

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.11
   Net Realized and Unrealized Gain (Loss)                                                    --(3)
                                                                                           --------
   Total From Investment Operations                                                            0.11
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.11)
                                                                                           --------
Net Asset Value, End of Period                                                               $10.00
                                                                                           ========

Total Return(4)                                                                               1.13%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          1.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets                                3.48%(5)
Portfolio Turnover Rate                                                                        157%
Net Assets, End of Period (in thousands)                                                     $1,686

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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31

Short Duration

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.11
   Net Realized and Unrealized Gain (Loss)                                                    --(3)
                                                                                           --------
   Total From Investment Operations                                                            0.11
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.11)
                                                                                           --------
Net Asset Value, End of Period                                                               $10.00
                                                                                           ========

TOTAL RETURN(4)                                                                               1.13%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          1.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets                                3.48%(5)
Portfolio Turnover Rate                                                                        157%
Net Assets, End of Period (in thousands)                                                     $1,686

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
32

Short Duration

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.13
   Net Realized and Unrealized Gain (Loss)                                                    --(3)
                                                                                           --------
   Total From Investment Operations                                                            0.13
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.13)
                                                                                           --------
Net Asset Value, End of Period                                                               $10.00
                                                                                           ========

TOTAL RETURN(4)                                                                               1.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          1.12%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets                                3.98%(5)
Portfolio Turnover Rate                                                                        157%
Net Assets, End of Period (in thousands)                                                     $1,689

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
33

Core Plus

Investor Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.14
   Net Realized and Unrealized Gain (Loss)                                                   (0.03)
                                                                                           --------
   Total From Investment Operations                                                            0.11
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.15)
                                                                                           --------
Net Asset Value, End of Period                                                                $9.96
                                                                                           ========

TOTAL RETURN(3)                                                                               1.04%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          0.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets                                4.44%(4)
Portfolio Turnover Rate                                                                        133%
Net Assets, End of Period (in thousands)                                                     $4,211

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
34

Core Plus

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.15
   Net Realized and Unrealized Gain (Loss)                                                   (0.04)
                                                                                           --------
   Total From Investment Operations                                                            0.11
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.15)
                                                                                           --------
Net Asset Value, End of Period                                                                $9.96
                                                                                           ========

TOTAL RETURN(3)                                                                               1.11%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          0.47%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets                                4.64%(4)
Portfolio Turnover Rate                                                                        133%
Net Assets, End of Period (in thousands)                                                     $4,214

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
35

Core Plus

A Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.14
   Net Realized and Unrealized Gain (Loss)                                                   (0.04)
                                                                                           --------
   Total From Investment Operations                                                            0.10
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.14)
                                                                                           --------
Net Asset Value, End of Period                                                                $9.96
                                                                                           ========

TOTAL RETURN(3)                                                                               0.96%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          0.92%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets                                4.19%(4)
Portfolio Turnover Rate                                                                        133%
Net Assets, End of Period (in thousands)                                                     $4,207

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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36

Core Plus

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.11
   Net Realized and Unrealized Gain (Loss)                                                   (0.04)
                                                                                           --------
   Total From Investment Operations                                                            0.07
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.11)
                                                                                           --------
Net Asset Value, End of Period                                                                $9.96
                                                                                           ========

TOTAL RETURN(3)                                                                               0.71%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          1.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets                                3.44%(4)
Portfolio Turnover Rate                                                                        133%
Net Assets, End of Period (in thousands)                                                     $4,197

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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37

Core Plus

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.11
   Net Realized and Unrealized Gain (Loss)                                                   (0.04)
                                                                                           --------
   Total From Investment Operations                                                            0.07
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.11)
                                                                                           --------
Net Asset Value, End of Period                                                                $9.96
                                                                                           ========

TOTAL RETURN(3)                                                                               0.71%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          1.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets                                3.44%(4)
Portfolio Turnover Rate                                                                        133%
Net Assets, End of Period (in thousands)                                                     $4,197

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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38

Core Plus

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                                            2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.00
                                                                                           --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                                             0.13
   Net Realized and Unrealized Gain (Loss)                                                   (0.04)
                                                                                           --------
   Total From Investment Operations                                                            0.09
                                                                                           --------
Distributions
   From Net Investment Income                                                                (0.13)
                                                                                           --------
Net Asset Value, End of Period                                                                $9.96
                                                                                           ========

TOTAL RETURN(3)                                                                               0.88%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                                          1.17%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets                                3.94%(4)
Portfolio Turnover Rate                                                                        133%
Net Assets, End of Period (in thousands)                                                     $4,204

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
the Short Duration Fund and the Core Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration
Fund and the Core Plus Fund (two of the ten funds comprising the American
Century Investment Trust, hereafter referred to as the "Funds") at March 31,
2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period November 30, 2006
(commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 16, 2007

------
40

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM); the
funds' principal underwriter, American Century Investment Services, Inc.
(ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
41

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
42

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

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43

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50%
to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

------
44

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
45

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
46

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP GOVERNMENT/CORPORATE 1- TO 3-YEAR INDEX is a
market-capitalization- weighted index that includes fixed-rate government and corporate issues with maturities between one and three years.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S. dollar-
denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX
measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

------
47

NOTES

------
48

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTriBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54188N

ITEM 2. CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior  Financial  Officers that applies to the registrant's  principal  executive  officer,  principal financial officer,  principal  accounting  officer,  and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial  Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation  Portfolios,  Inc.'s
     Annual Certified  Shareholder Report on Form N-CSR, File No. 811-21591,  on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee  financial experts.  They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

         FY 2006:  $91,409*
         FY 2007:  $191,721

(b)  Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c)  Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $14,999*
         FY 2007:  $29,733

         These services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d)  All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance  with paragraph  (c)(7)(i)(A)  of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit  services,  the engagement is approved by the registrant's audit  committee.  Pursuant  to  paragraph  (c)(7)(ii)  of Rule 2-01 of
         Regulation S-X, the registrant's  audit committee also pre-approves its accountant's  engagements for non-audit  services with the registrant's investment adviser,  its parent company,  and any entity controlled by, or under common  control  with the  investment  adviser  that  provides ongoing services to the registrant,  if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services  described in each of  paragraphs  (b) through (d) of this
         Item were pre-approved  before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)      The  percentage  of  hours  expended  on  the  principal   accountant's
         engagement to audit the registrant's  financial statements for the most recent fiscal year that were  attributed  to work  performed by persons other than the principal  accountant's  full-time,  permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's  accountant for services  rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the  registrant  for  each  of the  last  two  fiscal  years  of the registrant were as follows:

         FY 2006:  $214,332*
         FY 2007:  $198,380

(h)      The  registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that  were rendered by the registrant's  accountant to the registrant's investment adviser,  its parent  company,  and any entity  controlled by, or under common  control with the investment  adviser that provides  services to the  registrant,  which  services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of  Regulation  S-X. The notification  provided to the  registrant's  audit  committee  included sufficient  details  regarding such services to allow the  registrant's
         audit  committee  to  consider  the  continuing   independence  of  its
         principal accountant.

*Revised to reflect  subsequent  adjustments to figure  reported in Registrant's previous annual filing on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INVESTMENT TRUST

By:      /s/  Jonathan S. Thomas
         --------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    May 30, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    May 30, 2007

By:      /s/  Robert J. Leach
         --------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    May 30, 2007